                                                      REGISTRATION NOS. 33-49098
                                                                       811-06719

              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

                             ON NOVEMBER 25, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  [X]


POST-EFFECTIVE AMENDMENT NO. 14                                          [X]


                                         and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [X]


            Amendment No. 15


                               ------------------

                             BB&T MUTUAL FUNDS GROUP
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                  800-228-1872
                                  ------------

                    Richard B. Ille, President and Secretary
                             BB&T Mutual Funds Group
                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                          Copies of communications to:

                             Alan G. Priest, Esquire
                                  Ropes & Gray
        One Franklin Square, 1301 K Street, N.W., Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)


                        immediately upon filing pursuant to paragraph (b)
            ---
                        on (date) pursuant to paragraph (b)
            ---
                        60 days after filing pursuant to paragraph (a)(i)
            ---
             X          on January 27, 1998 pursuant to paragraph (a)(i)
            ---
                        75 days after filing pursuant to paragraph (a)(ii)
            ---
                        on (date) pursuant to paragraph (a)(ii) of Rule 485
            ---


If appropriate check the following box:

                        this post-effective amendment designates a new effective
            ---         date for a previously filed post-effective amendment

                              CROSS REFERENCE SHEET

                     PROSPECTUS FOR BB&T MUTUAL FUNDS GROUP

                           CLASS A AND CLASS B SHARES

Part A Item                                    Prospectus Caption
-----------                                    ------------------

Cover Page...............................      Cover Page

Financial
   Highlights............................      Selected Per Share Data and Ratios;
                                               Performance


Synopsis.................................      Fee Table

General Description
   of Registrant.........................      BB&T Mutual Funds Group; Investment Objective and Policies; Investment
                                               Restrictions; General Information - Description of the Group and Its Shares

Management of BB&T
   Mutual Funds Group....................      Management of BB&T Mutual Funds Group; General Information - Custodian and
                                               Transfer Agent
Capital Stock and
   Other Securities......................      BB&T Mutual Funds Group; How to Purchase and Redeem Shares; Dividends and
                                               Taxes; General Information - Description of the Group and Its Shares;
                                               General Information - Miscellaneous
Purchase of Securities
   Being Offered.........................      Valuation of Shares; How to Purchase and Redeem Shares

Redemption or Repurchase.................      How to Purchase and Redeem  Shares

Legal Proceedings........................      Inapplicable

                               MONEY MARKET FUNDS

                             Prime Money Market Fund
                         U.S. Treasury Money Market Fund

                                   BOND FUNDS

                 Short-Intermediate U.S. Government Income Fund
                     Intermediate U.S. Government Bond Fund
                    North Carolina Intermediate Tax-Free Fund
                    South Carolina Intermediate Tax-Free Fund

                                   STOCK FUNDS

                          Growth and Income Stock Fund
                                  Balanced Fund
                            Large Company Growth Fund
                            Small Company Growth Fund
                            International Equity Fund

                                 FUNDS OF FUNDS

                    Capital Manager Conservative Growth Fund
                      Capital Manager Moderate Growth Fund
                           Capital Manager Growth Fund

                              CLASS A AND B SHARES


                         BRANCH BANKING & TRUST COMPANY
                               INVESTMENT ADVISER

                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR



                       PROSPECTUS DATED FEBRUARY 1, 1999

                                TABLE OF CONTENTS


                                                                                Page
                                                                                ----

The Group................................................................
Fee Table................................................................
Financial Highlights.....................................................
Investment Objectives and Policies.......................................
Investment Restrictions..................................................
Valuation of Shares......................................................
How to Purchase and Redeem Shares........................................
Dividends and Taxes......................................................
Management of BB&T Mutual Funds Group....................................
General Information......................................................
















      NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             BB&T MUTUAL FUNDS GROUP


3435 Stelzer Road                                   For current yield, purchase,
Columbus, Ohio 43219                                 and redemption information,
Investment Adviser: Branch Banking                           call (800) 228-1872
and Trust Company ("BB&T")                           TDD/TTY call (800) 300-8893


        THE BB&T MUTUAL FUNDS GROUP (the "Group") is an open-end management investment company offering to the public fourteen separate investment funds (each a "Fund"). Each Fund of the Group offers multiple classes of units of beneficial interest ("Shares"). Three of the Funds (the "Funds of Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group (the "Underlying Funds"). The remaining eleven Funds primarily invest in the securities of issuers unrelated to the Group.

        THE BB&T PRIME MONEY MARKET FUND (the "Prime Money Market Fund") seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. The Prime Money Market Fund seeks to maintain a constant net asset value of $1.00 per share.

        THE BB&T U.S. TREASURY MONEY MARKET FUND (the "U.S. Treasury Fund"), seeks current income with liquidity and stability of principal, through investment exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements. The U.S. Treasury Fund seeks to maintain a constant net asset value of $1.00 per share.

              AN INVESTMENT IN THE PRIME MONEY MARKET FUND AND THE
              U.S. TREASURY FUND IS NEITHER INSURED NOR GUARANTEED
      BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL
         BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE

        THE BB&T SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND (the "Short-Intermediate Fund") seeks current income consistent with the preservation of capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, some of which may be subject to repurchase agreements, and high grade collateralized mortgage obligations.

        THE BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND (the "Intermediate Bond Fund") seeks current income consistent with the preservation of capital through investment of at least 65% of its assets in bonds issued or guaranteed by the U.S. Government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

        THE BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND (the "North Carolina Fund") seeks to produce a high level of current interest income which is exempt from both federal income tax and North Carolina personal income tax. Normally, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions.

        THE BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND (the "South Carolina Fund") seeks to produce a high level of current interest income which is exempt from both federal income tax and South Carolina personal income tax. Normally, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions.

        THE NORTH CAROLINA FUND AND THE SOUTH CAROLINA FUND ARE NON-DIVERSIFIED FUNDS AND THEREFORE MAY EACH HAVE LESS DIVERSIFICATION PER ISSUER THAN DIVERSIFIED FUNDS.

        THE BB&T GROWTH AND INCOME STOCK FUND (the "Growth and Income Fund") seeks capital growth, current income or both, through investment in stocks.

        THE BB&T BALANCED FUND (the "Balanced Fund") seeks to obtain long-term capital growth and produce current income through investment in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

        THE BB&T LARGE COMPANY GROWTH FUND (the "Large Company Growth Fund") seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies.

        THE BB&T SMALL COMPANY GROWTH FUND (the "Small Company Growth Fund") seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

        THE BB&T INTERNATIONAL EQUITY FUND (the "International Equity Fund") seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.

        THE BB&T CAPITAL MANAGER CONSERVATIVE GROWTH FUND (the "Capital Manager Conservative Growth Fund") seeks capital appreciation and income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

        THE BB&T CAPITAL MANAGER MODERATE GROWTH FUND (the "Capital Manager Moderate Growth Fund") seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

        THE BB&T CAPITAL MANAGER GROWTH FUND (the "Capital Manager Growth Fund") seeks capital appreciation by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity securities.

        This Prospectus relates to the Class A Shares of the Group (formerly the Investor Shares) and Class B Shares of the Group, which are offered to the general public. Through a separate prospectus, the Group also offers Trust Shares to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Additional information about each of the Funds contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information and the prospectus relating to the Trust Shares are available upon request without charge by writing to the Group or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

        This Prospectus sets forth concisely the information about the Group's Class A and Class B Shares that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

        SHARES OF THE BB&T MUTUAL FUNDS GROUP ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR
     HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.


               The date of this Prospectus is February 1, 1999.

                               PROSPECTUS SUMMARY


The Group                       BB&T Mutual Funds Group, (the "Group") a
                                Massachusetts business trust, is an open-end management investment company which currently consists of fourteen separately managed portfolios (each a "Fund"). Three of the Funds
                                (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group
                                (the "Underlying Funds"). The remaining eleven
                                Funds primarily invest in securities of issuers unrelated to the Group. Each Fund is authorized to offer three classes of Shares: Class A, Class
                                B and Trust Class. As of the date of this prospectus, however, Class B Shares were not yet being offered in the Short-Intermediate, North
                                Carolina or South Carolina Funds. Shareholders investing directly in Class B Shares of the U.S.
                                Treasury Fund or Prime Money Market Fund as opposed to Shareholders obtaining Class B Shares upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares will be withdrawn from the U.S. Treasury Fund within two years of purchase. This prospectus relates only to Class
                                A and Class B Shares.


Investment Objective and
  Policies THE PRIME MONEY MARKET FUND seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

                                THE U.S. TREASURY FUND seeks current income with liquidity and stability of principal through investing exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

                                THE SHORT-INTERMEDIATE FUND seeks current income consistent with the preservation of capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and high grade collateralized mortgage obligations, some of which may be subject to repurchase agreements.

                                THE INTERMEDIATE BOND FUND seeks current income consistent with the preservation of capital through investment of at least

                                65% of its assets in bonds issued or guaranteed by the U.S. Government or its agencies or its instrumentalities, some of which may be subject to repurchase agreements.

                                THE NORTH CAROLINA FUND seeks to produce a high level of current interest income which is exempt from both federal income tax and North Carolina personal income tax, normally by investing at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions.

                                THE SOUTH CAROLINA FUND seeks to produce a high level of current interest income which is exempt from both federal income tax and South Carolina personal income tax, normally by investing at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions.

                                THE GROWTH AND INCOME FUND seeks capital growth, current income or both, primarily through investment in stocks.

                                THE BALANCED FUND seeks to obtain long-term capital growth and to produce current income through investment in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

                                THE LARGE COMPANY GROWTH FUND seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies.

                                THE SMALL COMPANY GROWTH FUND seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

                                THE INTERNATIONAL EQUITY FUND seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.

                                THE CAPITAL MANAGER CONSERVATIVE GROWTH FUND seeks capital appreciation and income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

                                THE CAPITAL MANAGER MODERATE GROWTH FUND seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

                                THE CAPITAL MANAGER GROWTH FUND seeks capital appreciation by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity securities.

Investment Risks                Each Fund's performance may change daily based
                                on many factors including interest rate levels, the quality of the obligations in each Fund's portfolio, and market conditions. An investment in the North Carolina and South Carolina Funds may involve special risk considerations. (See
                                "Other Investment Policies of the North
                                Carolina Fund and the South Carolina Fund.") An investment in the International Equity Fund and the Prime Money Market Fund may involve special risk considerations. (See "Foreign
                                Investments.")

Offering Price                  The public offering price of the Class A
                                Shares of the Prime Money Market Fund and the
                                U.S. Treasury Fund is equal to that Fund's net asset value per Share, which each Money Market
                                Fund will seek to maintain at $1.00.


                                The public offering price of the Class A Shares of the Short-Intermediate, Intermediate Bond, North Carolina, South Carolina, Growth and Income, Balanced, Large Company Growth, Small Company Growth, International Equity, Capital Manager Conservative Growth, Capital Manager Moderate Growth, and Capital Manager Growth Funds is equal to that Fund's net asset value per Share plus the applicable sales charge. The public offering price of the Class B Shares is equal to the Fund's net asset value per share. (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charge".)


Maximum Purchase                For Class A Shares there is no maximum purchase.
                                For Class B Shares the maximum purchase is $250,000. (See "HOW TO PURCHASE AND REDEEM
                                SHARES -- Purchases of Class A and Class B
                                Shares.")

Minimum Purchase                For Class A and Class B Shares, there
                                is a $1000 minimum initial purchase with no minimum investment for subsequent purchases.
                                (See "HOW TO PURCHASE AND REDEEM
                                SHARES--Purchases of Class A and Class B
                                Shares.")


Investment Adviser              Branch Banking and Trust Company ("BB&T"),
                                Raleigh, North Carolina.



Sub-Advisors                    BlackRock Institutional Management Corporation
                                ("BIMC"), Wilmington, Delaware, serves as the Sub-Advisor to the Prime Money Market Fund.
                                BlackRock Financial Management, Inc. ("BFMI"),
                                Philadelphia, Pennsylvania, serves as the
                                Sub-Advisor to the Small Company Growth Fund.
                                BlackRock International, Ltd. ("BlackRock
                                International"), Edinburgh, Scotland, serves as the Sub-Advisor to the International Equity
                                Fund.



Dividends                       The Prime Money Market, U.S. Treasury, North
                                Carolina, South Carolina, Short-Intermediate and Intermediate Bond Funds declare dividends daily and pay such dividends monthly. The
                                Growth and Income and Balanced Funds declare and pay dividends monthly. The Large Company
                                Growth, Small Company Growth, International
                                Equity, Capital Manager Conservative Growth,
                                Capital Manager Moderate Growth, and Capital
                                Manager Growth Funds declare and pay dividends quarterly.



Distributor                     BISYS Fund Services LP, Columbus, Ohio.

                                    THE GROUP


        BB&T Mutual Funds Group (the "Group") is an open-end management investment company. The Group consists of fourteen series of units of beneficial interest ("Shares") offered to the public, each representing interests in one of fourteen separate investment funds (each a "Fund"). Three of the Funds (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group (the "Underlying Funds"). The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group. Each Fund is authorized to offer three classes of Shares: Class A, Class B and Trust Class. However, as of the date of this prospectus, Class B Shares were not yet being offered in the Short-Intermediate, North Carolina and South Carolina Funds.

                                    FEE TABLE

        The following Fee Table and example summarize the various costs and expenses that a Shareholder of Class A Shares of the Funds of Funds will bear, either directly or indirectly.


                                                      CAPITAL MANAGER            CAPITAL MANAGER
                                                       CONSERVATIVE                 MODERATE                CAPITAL MANAGER
                                                        GROWTH FUND                GROWTH FUND                GROWTH FUND
                                                        -----------                -----------                -----------
                                                    CLASS A     CLASS B        CLASS A     CLASS B        CLASS A     CLASS B
                                                    -------     -------        -------     -------        -------     -------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                                     4.50%          0%          4.50%          0%          4.50%          0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                          0%          0%             0%          0%             0%          0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds, as applicable)           0%       5.00%             0%       5.00%             0%       5.00%
Redemption Fees (as a percentage
  of amount redeemed, if applicable)(2)                  0%          0%             0%          0%             0%          0%
Exchange Fee                                           $ 0         $ 0            $ 0         $ 0            $ 0         $ 0
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
Management Fees (after voluntary
  fee reductions)(3)                                  0.05%       0.05%          0.05%       0.05%          0.05%       0.05%
12b-1 Fee (after voluntary fee reductions)(4)         0.25%       1.00%          0.25%       1.00%          0.25%       1.00%
Other Expenses (after voluntary fee
  reductions)                                         0.53%(5)    0.42%(6)       0.63%(5)    0.41%(6)       0.60%(5)    0.42%(6)
Total Fund Operating Expenses
  (after voluntary fee reductions)(7)                 0.83%       1.47%          0.93%       1.46%          0.90%       1.47%

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Class A or Class B Shares of a Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--"Purchases of Class A and Class B Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")


(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")


(3) Branch Banking and Trust Company ("BB&T") has agreed with the Group to voluntarily reduce the amount of its investment advisory fee through September 30, 1998. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets would be 0.25%.



(4) BISYS Fund Services has agreed with the Group to voluntarily reduce the amount of its distribution fee for Class A Shares. Absent the voluntary fee reduction of distribution fees, 12b-1 fees as a percentage of average daily net assets would be 0.50% for Class A Shares of each Fund. (See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP -- Distributor.")



(5) Absent Voluntary Fee Waivers, "Other Expenses" as a percentage of average daily net assets would be .58%, 0.64% and 0.63% for the Class A Shares of the Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund and Capital Manager Growth Fund.



(6) "Other Expenses" are based on estimated amounts for the current fiscal year. Absent voluntary fee reductions, "Other Expenses," for the Class B Shares, as a percentage of average daily net assets would be 0.42% for the Capital Manager Conservative Growth Fund and Capital Manager Growth Fund and 0.41% for the Capital Manager Moderate Growth Fund.



(7) As indicated in preceding notes, voluntary fee reductions have lowered this amount. Lower total fund operating expenses will result in higher yields. Absent the voluntary reduction of investment advisory, distribution fees and/or other expenses, total fund operating expenses for Class A Shares and Class B Shares as a percentage of average daily net assets would be 1.33% and 1.67%, respectively, for the Capital Manager Conservative Growth Fund, 1.39% and 1.66%, respectively, for the Capital Manager Moderate Growth Fund, 1.38% and 1.67%, respectively, for the Capital Manager Growth Fund.


        The Funds of Funds will each indirectly bear its pro rata share of fees and expenses incurred by the Underlying Funds and the investment returns of each Fund of Funds will be net of the expenses of the Underlying Funds.

        The following charts provide the expense ratio for each of the Underlying Funds in which each Fund of Funds invests. The chart below provides the expense ratios which include any voluntary reduction in fees.

          Name of Underlying Fund                                                 Expense Ratio
          -----------------------                                                 -------------

      Prime Money Market Fund                                                       0.55%
      U.S. Treasury Fund                                                            0.61%
      Short-Intermediate Fund                                                       0.81%
      Intermediate Bond Fund                                                        0.84%
      Growth and Income Fund                                                        0.85%
      Balanced Fund                                                                 0.92%
      Small Company Growth Fund                                                     1.61%
      International Equity Fund                                                     1.50%
      Large Company Growth Fund                                                     1.06%



        After combining the total operating expenses of each Fund of Funds with those of the Underlying Funds (including voluntary fee waivers), the estimated average weighted expense ratio for the Class A Shares and Class B Shares of the Capital Manager Conservative Growth Fund is 1.79% and 2.43%, respectively, for the Capital Manager Moderate Growth Fund is 1.93% and 2.55%, respectively, and for the Capital Manager Growth Fund is 1.98% and 2.49%, respectively.


        The chart below provides the expense ratios for each of the Underlying Funds, absent any voluntary reductions in fees.


            Name of Underlying Fund                                                 Expense Ratio
            -----------------------                                                 -------------

            U.S. Treasury Fund                                                         0.91%
            Prime Money Market Fund                                                    0.76%
            Short-Intermediate Fund                                                    0.94%
            Intermediate Bond Fund                                                     0.94%
            Growth and Income Fund                                                     1.09%
            Balanced Fund                                                              1.16%
            Small Company Growth Fund                                                  1.61%
            International Equity Fund                                                  1.51%
            Large Company Growth Fund                                                  1.30%



        After combining the total operating expenses of each Fund of Funds with those of the Underlying Funds (with no fee waivers), the estimated average weighted expense ratio for the Class A Shares and Class B Shares of the Capital Manager Conservative Growth Fund is 2.44% and 2.78%, respectively, for the Capital Manager Moderate Growth Fund is 2.55% and 2.87%, respectively, and for the Capital Manager Growth Fund is 2.61% and 2.90%, respectively.

EXAMPLE:


On the basis of estimated expenses for the Funds of Funds, including voluntary fee reductions, set forth on page 9, the following examples illustrate the expenses you would pay on a $1,000 investment in Class A and Class B Shares of the Funds of Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:



                                                           CLASS A SHARES                              CLASS B SHARES
                                                           --------------                              --------------
                                             1 YEAR     3 YEARS     5 YEARS     10YEARS     1 YEAR   3 YEARS     5 YEARS  10 YEARS
                                             ------     -------     -------     -------     ------   -------     -------  --------

Capital Manager Conservative Growth Fund        $53     $70         $89         $143        $65      $76         $100     $168

Capital Manager Moderate Growth Fund            $54     $73         $94         $154        $65      $76         $100     $169

Capital Manager Growth Fund                     $54     $72         $93         $151        $65      $76         $100     $170


            Absent voluntary fee reductions, the dollar amounts in the above example would be as follows:


                                                         CLASS A SHARES                                 CLASS B SHARES
                                                         --------------                                 --------------
                                             1 YEAR   3 YEARS     5 YEARS     10YEARS       1 YEAR   3 YEARS     5 YEARS   10 YEARS
                                             ------   -------     -------     -------       ------   -------     -------   --------

Capital Manager Conservative Growth Fund      $58       $85       $115        $198          $67      $83         $111      $185

Capital Manager Moderate Growth Fund          $59       $87       $118        $204          $67      $82         $110      $186

Capital Manager Growth Fund                   $58       $87       $117        $203          $67      $83         $111      $186



            The purpose of the tables above is to assist a potential investor in the Funds of Funds in understanding the various costs and expenses that an investor in the Class A Shares or Class B Shares of each Fund of Funds will bear directly or indirectly. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

        The following Fee Table and example summarize the various costs and expenses that a Shareholder of Class A and Class B Shares of the Funds will bear, either directly or indirectly.



                                        PRIME MONEY            U.S. TREASURY         SHORT-INTERMEDIATE    INTERMEDIATE BOND
                                        MARKET FUND                FUND                     FUND                 FUND
                                     CLASS A     CLASS B     CLASS A     CLASS B           CLASS A        CLASS A     CLASS B
                                     -------     -------     -------     -------           -------        -------     -------

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                         0%          0%          0%          0%          2.00%             4.50%          0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)           0%          0%          0%          0%             0%                0%          0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)                          0%       5.00%          0%       5.00%             0%                0%       5.00%
Redemption Fees (as a percentage
  of amount redeemed, if
  applicable)(2)                          0%          0%          0%          0%             0%                0%          0%
Exchange Fee                            $ 0          $0        $  0        $  0           $  0              $  0        $  0
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
Management Fees (after voluntary
  fee reductions)                      0.20%(3)    0.20%(3)    0.30%       0.30%          0.50%(3)          0.50%(3)    0.50%(3)
12b-1 Fees (after voluntary fee
  reductions)                          0.25%(4)    1.00%       0.25%(4)    1.00%          0.25%(4)          0.25%(4)    1.00%
Other Expenses (after voluntary
  fee reductions)                      0.38%(5)    0.44%(5)    0.31%(5)    0.31%(5)       0.31%(5)          0.34%       0.34%
Total Fund Operating Expenses
  (after voluntary fee reductions)     0.83%(6)    1.64%(6)    0.86%(6)    1.61%(6)       1.06%(6)          1.09%(6)    1.84%(6)



                                         NORTH         SOUTH
                                       CAROLINA      CAROLINA       GROWTH AND
                                         FUND          FUND         INCOME FUND        BALANCED FUND
                                         ----          ----         -----------        -------------
                                        CLASS A       CLASS A     CLASS A  CLASS B   CLASS A  CLASS B
                                        -------       -------     -------  -------   -------  -------

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                         2.00%        2.00%      4.50%       0%      4.50%       0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)              0%          0%          0%       0%         0%       0%
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as applicable)        0%          0%          0%    5.00%         0%    5.00%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(2)         0%          0%          0%       0%         0%       0%
Exchange Fee                               $ 0          $0        $  0     $  0       $  0     $  0
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees (after voluntary
  fee reductions)                        0.50%(3)     0.30%(3)    0.50%(3) 0.50%(3)   0.50%(3) 0.50%(3)
12b-1 Fees (after voluntary fee
  reductions)                            0.15%(4)     0.15%(4)    0.25%(4) 1.00%      0.25%(4) 1.00%
Other Expenses (after voluntary fee
  reductions)                            0.31%(5)     0.59%(5)    0.35%    0.35%      0.42%    0.42%
Total Fund Operating Expenses
  (after voluntary fee reductions)       0.96%(6)     1.04%(6)    1.10%(6) 1.85%(6)   1.17%(6) 1.92%(6)




                                            SMALL COMPANY      LARGE COMPANY          INTERNATIONAL
                                             GROWTH FUND        GROWTH FUND            EQUITY FUND
                                             -----------    ------------------         -----------
                                         CLASS A   CLASS B    CLASS A   CLASS B     CLASS A      CLASS B
                                         -------   -------    -------   -------     -------      -------

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                        4.50%         0%     4.50%         0%        4.50%         0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)             0%         0%        0%         0%           0%         0%
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as applicable)       0%      5.00%        0%      5.00%           0%      5.00%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(2)        0%         0%        0%         0%           0%         0%
Exchange Fee                             $  0       $  0      $  0       $  0         $  0       $  0
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees (after voluntary
  fee reductions)                        1.00%      1.00%     0.50%(3)   0.50%(3)     1.00%      1.00%
12b-1 Fees (after voluntary fee
  reductions)                            0.25%(4)   1.00%     0.25%(4)   1.00%        0.25%(4)   1.00%
Other Expenses (after voluntary fee
  reductions)                            0.61%      0.61%     0.64%(5)   0.64%(5)     0.50%(5)   0.50%(5)
Total Fund Operating Expenses
  (after voluntary fee reductions)       1.86%(6)   2.61%     1.39%(6)   2.14%(6)     1.75%(6)   2.50%(6)

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Class A Shares or Class B Shares, respectively, of a Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Class A and Class B Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES-- Redemption by Telephone.")


(3) Branch Banking and Trust Company ("BB&T") has agreed with the Group to voluntarily reduce the amount of its investment advisory fee through September 30, 1999. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets for Class A and Class B Shares would be 0.40% for the Prime Money Market Fund and U.S. Treasury Money Market Fund, 0.60% for the Intermediate
      Bond, Short-Intermediate, and North Carolina and South Carolina Funds and 0.74% for the Growth and Income, Balanced and Large Company Growth
      Funds.



(4) BISYS Fund Services has agreed with the Group to voluntarily reduce the amount of its distribution fee for Class A Shares. Absent the voluntary fee reduction of distribution fees, 12b-1 Fees as a percentage of average daily net assets would be 0.50% for Class A Shares for each Fund. (See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Distributor.")



(5) Absent voluntary fee reductions, "Other Expenses" for Class A Shares, respectively, as a percentage of average daily net assets, would be 0.53% for the Prime Money Market Fund; 0.36% for the U.S. Treasury Fund; 0.34% for the Short-Intermediate U.S. Government Income Fund; 0.38% for the North Carolina Intermediate Tax-Free Fund; 0.87% for the South Carolina Tax-Free Fund; 0.64% for the Large Company Growth Fund; and 0.51% for the International Equity Fund. Absent voluntary reduction of fees, "Other Expenses" for Class B Shares, respectively, as a percentage of average daily net assets would be 0.59% for the Prime Money Market Fund; 0.36% for the U.S. Treasury Fund; 0.88% for the South Carolina Tax-Free Fund; 0.64% for the Large Company Growth Fund; and 0.51% for the International Equity Fund.



(6) As indicated in preceding notes, voluntary fee reductions have lowered this amount. Lower total fund operating expenses will result in higher yields. Absent the voluntary reduction of investment advisory, distribution fees and/or other expenses, Total Fund Operating Expenses for Class A Shares, as a percentage of average daily net assets would be 1.43% for the Prime Money Market Fund, 1.26% for the U.S. Treasury Fund, 1.44% for the Short-Intermediate Fund, 1.44% for the Intermediate Bond Fund, 1.48% for the North Carolina Fund, 1.97% for the South Carolina Fund, 1.59% for the Growth and Income Fund, 1.66% for the Balanced
      Fund, 2.11% for the Small Company Growth Fund, 2.01% for the
      International Equity Fund, and 1.87% for the Large Company Growth Fund. Absent the voluntary reduction of investment advisory fees and/or other expenses, Total Fund Operating Expenses for Class B Shares, as a percentage of average daily net assets, would be 1.99% for the Prime
      Money Market Fund, 1.76% for the U.S. Treasury Money Market Fund, 1.94% for the Intermediate Bond Fund, 2.09% for the Growth and Income Fund, 2.16% for the Balanced Fund, 2.51% for the International Equity Fund, and 2.37% for the Large Company Growth Fund.

EXAMPLE:

You would pay the following expenses on a $1,000 investment in Class A Shares of the Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                           1 YEAR           3 YEARS            5 YEARS         10 YEARS
                                           ------           -------            -------         --------

Prime Money Market Fund                       $8              $26                $46             $103

U.S. Treasury Fund                            $9              $27                $48             $106

Short-Intermediate Fund                      $31              $53                $77             $147

Intermediate Bond Fund                       $56              $78               $102             $172

North Carolina Fund                          $30              $50                $72             $135

South Carolina Fund                          $30              $52                $76             $145

Growth and Income Fund                       $56              $78               $103             $173

Balanced Fund                                $56              $80               $106             $181

Small Company Growth Fund                    $63             $101               $141             $253

Large Company Growth Fund                    $59              $87               $118             $204

International Equity Fund                    $62              $98               $136             $242


Example:

        You would pay the following expenses on a $1,000 investment in Class B Shares of the Funds, assuming (1) deduction of the applicable Contingent Deferred Sales Charge; and (2) 5% annual return.


                                         1 Year       3 Years        5 Years       10 Years
                                         ------       -------        -------       --------

   Prime Money Market Fund
   Assuming a complete
   redemption at end of period             $67        $82            $109          $174
   Assuming no redemption                  $17        $52            $89           $174

                                          1 Year                  3 Years           5 Years         10 Years
                                          ------                  -------           -------         --------

U.S. Treasury Fund
   Assuming a complete
   redemption at end of period            $66                     $81               $108            $171
   Assuming no redemption                 $16                     $51               $88             $171

Intermediate Bond Fund
   Assuming a complete
   redemption at end of period            $69                     $88               $120            $196
   Assuming no redemption                 $19                     $58               $100            $196

Growth and Income Fund
   Assuming a complete
   redemption at end of period            $69                     $88               $120            $197
   Assuming no redemption                 $19                     $58               $100            $197

Balanced Fund
   Assuming a complete
   redemption at end of period            $69                     $90               $124            $205
   Assuming no redemption                 $19                     $60               $104            $205

Small Company Growth Fund
   Assuming a complete
   redemption at end of period            $76                     $111              $159            $276
   Assuming no redemption                 $26                     $81               $139            $276

Large Company Growth Fund
   Assuming a complete
   redemption at end of period            $72                     $97               $135            $228
   Assuming no redemption                 $22                     $67               $115            $228

International Equity Fund
   Assuming a complete
   redemption at end of period            $75                     $108              $153            $265
   Assuming no redemption                 $25                     $78               $133            $265



        The purpose of the tables above is to assist a potential investor in the Funds in understanding the various costs and expenses that an investor in the Class A Shares or Class B Shares of each Fund will bear directly or indirectly. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A

REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

        Long-term shareholders of Class A Shares and Class B Shares may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by NASD Rules.

        The information set forth in the foregoing tables and examples relates only to Class A and Class B Shares. The Group also offers Trust Shares of each Fund which are subject to the same expenses except that there are no sales charges nor distribution costs charged to Trust Shares. (See "MANAGEMENT OF BB&T MUTUAL FUNDS" -- "Investment Adviser" and "Administrator and Distributor.")

                              FINANCIAL HIGHLIGHTS


        The tables below sets forth financial highlights concerning the investment results for each of the Funds for the periods indicated. The information through the year ended September 30, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors for the Group, whose report thereon, insofar as it relates to each of the five years or periods indicated herein is included in the Statement of Additional Information.


            The Class A Shares (formerly the Investor Shares) and Trust Shares of each of the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, and the Growth and Income Stock Fund effectively were operated as a single class of shares from the commencement of operations of each of these Funds until January 31, 1993. On February 1, 1993, each of these Funds commenced operating as multiple class funds and assessed Rule 12b-1 fees to Class A Shares (and not to Trust Shares) pursuant to an exemptive order received from the Securities and Exchange Commission on January 19, 1993. Information regarding the Trust Shares can be obtained in a separate prospectus by writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (800) 228-1872.

                             PRIME MONEY MARKET FUND



                                                               10/03/97
                                                                  TO
                                                              09/30/98(a)
                                                              -----------
                                                                CLASS A
                                                                -------


NET ASSET VALUE, BEGINNING OF PERIOD                             $1.000
                                                                -------
INVESTMENT ACTIVITIES
   Net investment income                                          0.048
                                                                -------
         Total from Investment Activities                         0.048
                                                                -------
DISTRIBUTIONS
   Net investment income                                        (0.048)
                                                                -------
         Total Distributions                                    (0.048)
                                                                -------
NET ASSET VALUE, END OF PERIOD                                   $1.000
                                                                =======
     Total Return                                                 4.93%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                               $3,262
   Ratio of expenses to average net
     assets                                                       0.83%(c)
   Ratio of net investment income to
     average net assets                                           4.83%(c)
   Ratio of expenses to average
    net assets*                                                   1.43%(c)
   Ratio of net investment income
    to average net assets*                                        4.23%(c)



  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.

                            PRIME MONEY MARKET FUND



                                                              09/02/98
                                                                  TO
                                                              09/30/98(a)
                                                              ----------
                                                                CLASS B
                                                              ----------

NET ASSET VALUE, BEGINNING OF PERIOD                             $1.000
                                                                -------
INVESTMENT ACTIVITIES
   Net Investment Income                                          0.003
                                                                -------
         Total from Investment Activities                         0.003
                                                                -------
DISTRIBUTIONS
   Net Investment Income                                        (0.003)
                                                                -------
         Total Distributions                                    (0.003)
                                                                -------
NET ASSET VALUE, END OF PERIOD                                   $1.000
                                                                =======
   Total Return (excludes redemption charge)                      0.32%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                                 $300
   Ratio of Expenses to average net
     assets                                                       1.64%(c)
   Ratio of net investment income to
     average net assets                                           3.98%(c)
   Ratio of expenses to average
    net assets*                                                   1.99%(c)
   Ratio of net investment income
    to average net assets*                                        3.63%(c)



  *    During the period certain fees were voluntarily reduced or reimbursed.
       If such voluntary fee reductions or reimbursements had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.

                         U.S. TREASURY MONEY MARKET FUND



                                                   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  10/05/92
                                                       ENDED         ENDED         ENDED         ENDED         ENDED        TO
                                                     09/30/98      09/30/97       09/30/96      09/30/95      09/30/94   09/30/93(a)
                                                   ------------  ------------  ------------  ------------  ------------  ---------
                                                      CLASS A       CLASS A       CLASS A       CLASS A       CLASS A     CLASS A
                                                   ------------  ------------  ------------  ------------  ------------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00        $1.00          $1.00       $ 1.00      $  1.00         $1.00
                                                   ---------     --------      ---------     --------      -------       -------
INVESTMENT ACTIVITIES
   Net investment income                               0.046        0.044          0.044        0.047        0.027         0.026
                                                   ---------     --------      ---------     --------      -------       -------
         Total from Investment Activities              0.046        0.044          0.044        0.047        0.027         0.026
                                                   ---------     --------      ---------     --------      -------       -------
DISTRIBUTIONS
   Net investment income                              (0.046)      (0.044)        (0.044)      (0.047)      (0.027)       (0.026)
                                                   ---------     --------      ---------     --------      -------       -------
         Total Distributions                          (0.046)      (0.044)        (0.044)      (0.047)      (0.027)       (0.026)
                                                   ---------     --------      ---------     --------      -------       -------
NET ASSET VALUE, END OF PERIOD                         $1.00        $1.00          $1.00       $ 1.00      $  1.00       $  1.00
                                                   =========     ========      =========     ========      =======       =======
   Total Return                                         4.75%        4.50%          4.49%        4.81%        2.76%         2.60%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                   $41,478      $32,541        $27,931      $13,948      $ 1,486       $   279
   Ratio of expenses to average net
     assets                                             0.86%        0.95%          0.99%        0.98%        0.94%         0.51%(c)
   Ratio of net investment income to
     average net assets                                 4.65%        4.41%          4.37%        4.81%        2.89%         2.58%(c)
   Ratio of expenses to average
    net assets*                                         1.26%        1.25%          1.25%        1.24%        1.32%         1.32%(c)
   Ratio of net investment income
    to average net assets*                              4.25%        4.11%          4.11%        4.55%        2.51%         1.77%(c)


  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.

                         U.S. TREASURY MONEY MARKET FUND


                                                    FOR THE YEAR                    FOR THE YEAR               01/01/96
                                                        ENDED                           ENDED                     TO
                                                      09/30/98                        09/30/97                09/30/96(a)
                                                      --------                        --------                --------
                                                   CLASS B SHARES                  CLASS B SHARES           CLASS B SHARES
                                                   --------------                  --------------           --------------


NET ASSET VALUE, BEGINNING OF PERIOD                   $1.00                            $1.00                   $1.00
                                                       -----                            -----                   -----
INVESTMENT ACTIVITIES
   Net investment income                               0.039                            0.036                   0.025
                                                       -----                            -----                   -----
         Total from Investment Activities              0.039                            0.036                   0.025
                                                       -----                            -----                   -----
DISTRIBUTIONS
   Net investment income                              (0.039)                          (0.036)                 (0.025)
                                                       -----                            -----                   -----
         Total Distributions                          (0.039)                          (0.036)                 (0.025)
                                                       -----                            -----                   -----
NET ASSET VALUE, END OF PERIOD                         $1.00                            $1.00                   $1.00
                                                       =====                            =====                   =====
Total Return (excludes redemption charge)               3.97%                            3.67%                   2.53%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                    $1,255                           $1,502                  $1,305
   Ratio of expenses to average net assets              1.61%                            1.75%                   1.75%(c)
   Ratio of net investment income to
     average net assets                                 3.90%                            3.61%                   3.55%(c)
   Ratio of expenses to average net assets*             1.76%                              --                      --
   Ratio of net investment income to
     average net assets*                                3.75%                              --                      --



  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a)      Period from commencement of operations.
(b)      Not annualized.
(c)      Annualized.

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND


                                              FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR       11/30/92
                                                  ENDED         ENDED         ENDED         ENDED         ENDED              TO
                                                09/30/98      09/30/97      09/30/96      09/30/95      09/30/94         09/30/93(a)
                                                --------      --------      --------      --------      --------         -----------
                                                 CLASS A       CLASS A       CLASS A       CLASS A       CLASS A           CLASS A
                                                 -------       -------       -------       -------       -------           -------

NET ASSET VALUE, BEGINNING OF PERIOD             $9.76         $9.73         $9.88         $ 9.60        $ 10.29         $ 10.00
                                                 -----         -----         -----         ------        -------         -------
INVESTMENT ACTIVITIES
  Net investment income                           0.51          0.54          0.55           0.53           0.50            0.47

  Net realized and unrealized gains
    (losses) on investments                       0.30          0.03         (0.15)          0.29          (0.68)           0.30
                                                 -----         -----         -----         ------        -------         -------
   Total from Investment Activities               0.81          0.57          0.40           0.82          (0.18)           0.77
                                                 -----         -----         -----         ------        -------         -------
DISTRIBUTIONS
  Net investment income                          (0.51)        (0.54)        (0.55)         (0.54)         (0.50)          (0.48)
  Net realized gains                               --            --            --             --           (0.01)            --
                                                ------        ------        ------         ------        -------         -------
   Total Distributions                           (0.51)        (0.54)        (0.55)         (0.54)         (0.51)          (0.48)
                                                 -----         -----         -----         ------        -------         -------
NET ASSET VALUE, END OF PERIOD                  $10.06         $9.76         $9.73         $ 9.88        $  9.60         $ 10.29
                                                ======        ======        ======         ======        =======         =======


Total Return (excludes sales charge)             8.50%         6.07%         4.09%          8.74%         (1.86%)         7.80%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)               $4,476        $5,151        $6,356         $7,102        $10,345         $14,915
  Ratio of expenses to average
    net assets                                   1.06%         1.11%         1.19%          1.17%          0.89%           0.56%(c)
  Ratio of net investment income to
    average net assets                           5.15%         5.60%         5.55%          5.50%          5.01%           5.43%(c)
  Ratio of expenses to average
    net assets*                                  1.44%         1.46%         1.54%          1.58%          1.58%           1.56%(c)
  Ratio of net investment income to
    average net assets*                          4.77%         5.25%         5.20%          5.09%          4.32%           4.42%(c)
  Portfolio turnover(d)                         53.74%        87.99%        54.82%        106.81%          7.06%          14.06%







  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     INTERMEDIATE U.S. GOVERNMENT BOND FUND



                                                             FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                                 ENDED               ENDED               ENDED
                                                               09/30/98            09/30/97            09/30/96
                                                             ------------        -------------       -------------
                                                                CLASS A             CLASS A             CLASS A
                                                             ------------        -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $9.84                  $9.63             $9.88
                                                            --------            -----------         ---------
INVESTMENT ACTIVITIES
   Net investment income                                         0.51                   0.53              0.56
   Net realized and unrealized gains
     (losses) on investments                                     0.74                   0.21             (0.25)
                                                             --------            -----------         ---------
         Total from Investment Activities                        1.25                   0.74              0.31
                                                             --------            -----------         ---------
  DISTRIBUTIONS
   Net investment income                                        (0.52)                 (0.53)            (0.56)
   Net realized gains                                             --                     --                --
                                                              --------            -----------         ---------
         Total Distributions                                    (0.52)                 (0.53)            (0.56)
                                                              --------            -----------         ---------
NET ASSET VALUE, END OF PERIOD                                 $10.57                  $9.84             $9.63
                                                             =========            ===========         =========
Total Return (excludes sales charge)                            13.07%                  7.93%             3.17%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                             $4,562                 $4,211            $3,659
   Ratio of expenses to average net assets                       1.09%                  1.12%             1.13%
   Ratio of net investment income to
     average net assets                                          5.10%                  5.49%             5.68%
   Ratio of expenses to average net
     assets*                                                     1.44%                  1.47%             1.48%
   Ratio of net investment income to
     average net assets*                                         4.75%                  5.14%             5.33%
   Portfolio turnover(d)                                        60.98%                 62.45%            76.29%

                                                             FOR THE YEAR        FOR THE YEAR         10/09/92
                                                                 ENDED               ENDED               TO
                                                               09/30/95            09/30/94          09/30/93(a)
                                                             ------------        -------------       -------------
                                                                 CLASS A             CLASS A            CLASS A
                                                             ------------        -------------       -------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 9.33             $10.39            $10.00
                                                                --------         -----------        ---------
INVESTMENT ACTIVITIES
   Net investment income                                            0.59               0.59              0.63
   Net realized and unrealized gains
     (losses) on investments                                        0.55              (1.04)             0.39
                                                                --------         -----------        ---------
         Total from Investment Activities                           1.14              (0.45)             1.02
                                                                --------         -----------        ---------
  DISTRIBUTIONS
   Net investment income                                           (0.59)             (0.59)            (0.63)
   Net realized gains                                                --               (0.02)              --
                                                                 --------        -----------         ---------
         Total Distributions                                       (0.59)             (0.61)            (0.63)
                                                                 --------        -----------         ---------
NET ASSET VALUE, END OF PERIOD                                    $ 9.88             $ 9.33            $10.39
                                                                 ========        ===========         =========
Total Return (excludes sales charge)                               12.63%             (4.48)%           10.53%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                                $5,173             $6,772            $5,238
   Ratio of expenses to average net assets                          1.09%              0.96%             0.59%(c)
   Ratio of net investment income to
     average net assets                                             6.22%              6.03%             6.26%(c)
   Ratio of expenses to average net
     assets*                                                        1.50%              1.56%             1.55%(C)
   Ratio of net investment income to
     average net assets*                                            5.81%              5.43%             5.30%(C)
   Portfolio turnover(d)                                           68.91%              0.38%            15.27%




  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     INTERMEDIATE U.S. GOVERNMENT BOND FUND



                                                       FOR THE YEAR               FOR THE YEAR                 01/01/96
                                                           ENDED                      ENDED                       TO
                                                         09/30/98                   09/30/97                  09/30/96(a)
                                                       ------------               ------------                -----------
                                                          CLASS B                    CLASS B                    CLASS B
                                                       ------------               ------------                -----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $9.81                        $9.60                     $10.17
                                                       ----------                 ------------                -----------
INVESTMENT ACTIVITIES
     Net investment income                                   0.43                         0.46                       0.31
     Net realized and unrealized
       loss on investments                                   0.74                         0.21                      (0.57)
                                                       ----------                 ------------                -----------
         Total from Investment Activities                    1.17                         0.67                      (0.26)
                                                       ----------                 ------------                -----------
DISTRIBUTIONS
     Net investment income                                  (0.44)                       (0.46)                     (0.31)
                                                       ----------                 ------------                -----------
         Total Distributions                                (0.44)                       (0.46)                     (0.31)
                                                       ----------                 ------------                -----------
NET ASSET VALUE, END OF PERIOD                             $10.54                        $9.81                      $9.60
                                                       ==========                 ============                ===========
Total Return (excludes redemption charge)                   12.26%                        7.14%                     (2.48)%(b)
RATIOS/SUPPLEMENTARY DATA:
     Net Assets, End of Period (000)                       $1,314                         $623                       $353
     Ratio of expenses to average net assets                 1.84%                        1.87%                      1.85%(c)
     Ratio of net investment income to
       average net assets                                    4.35%                        4.74%                      5.01%(c)
     Ratio of expenses to average net assets*                1.94%                        1.97%                      1.95%(c)
     Ratio of net investment income to
       average net assets*                                   4.25%                        4.64%                      4.91%(c)
     Portfolio turnover(d)                                  60.98%                       62.45%                     76.29%



 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                NORTH CAROLINA INTERMEDIATE TAX-FREE FUND



                                                             FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                                 ENDED               ENDED               ENDED
                                                               09/30/98            09/30/97            09/30/96
                                                             -------------       -------------       ------------
                                                                CLASS A             CLASS A             CLASS A
                                                             -------------       -------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.27              $10.05            $10.15
                                                             -----------         -----------         ---------
INVESTMENT ACTIVITIES
   Net investment income                                            0.42                0.40              0.36
   Net realized and unrealized
     losses on investments                                          0.25                0.22             (0.10)
                                                             -----------         -----------         ---------
         Total from Investment Activities                           0.67                0.62              0.26
                                                             -----------         -----------         ---------
DISTRIBUTIONS
  Net investment income                                            (0.42)              (0.40)            (0.36)
  Net realized gains                                                 --                  --                --
                                                             -----------         -----------         ---------
         Total Distributions                                       (0.42)              (0.40)            (0.36)
                                                             -----------         -----------         ---------
NET ASSET VALUE, END OF PERIOD                                    $10.52              $10.27            $10.05
                                                             ===========         ===========         =========
 Total Return (excludes sales charge)                               6.63%               6.28%             2.61%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                                $11,592              $9,419            $9,261
  Ratio of expenses to average net assets                           0.96%               1.00%             1.11%
  Ratio of net investment income
    to average net assets                                           4.03%               3.94%             3.58%
  Ratio of expenses to average
    net assets*                                                     1.48%               1.50%             1.61%
  Ratio of net investment income
    to average net assets*                                          3.51%               3.44%             3.08%
   Portfolio turnover(d)                                           32.63%              16.98%            20.90%

                                                             FOR THE YEAR        FOR THE YEAR         10/05/92
                                                                 ENDED               ENDED               TO
                                                               09/30/95            09/30/94          09/30/93(a)
                                                             -------------       -------------       ------------
                                                                CLASS A             CLASS A            CLASS A
                                                             -------------       -------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $9.78             $10.29            $10.00
                                                             -----------         -----------         ---------
INVESTMENT ACTIVITIES
   Net investment income                                            0.36               0.36              0.36
   Net realized and unrealized
     losses on investments                                          0.37              (0.50)             0.29
                                                             -----------         -----------         ---------
         Total from Investment Activities                           0.73              (0.14)             0.65
                                                             -----------         -----------         ---------
DISTRIBUTIONS
  Net investment income                                            (0.36)             (0.36)            (0.36)
  Net realized gains                                                 --               (0.01)              --
                                                             -----------         -----------         ---------
         Total Distributions                                       (0.36)             (0.37)            (0.36)
                                                             -----------         -----------         ---------
NET ASSET VALUE, END OF PERIOD                                    $10.15            $  9.78            $10.29
                                                             ===========         ===========         =========
 Total Return (excludes sales charge)                               7.61%             (1.33)%            6.60%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                                 $8,717            $11,083           $13,695
  Ratio of expenses to average net assets                           1.05%              0.75%             0.43%(c)
  Ratio of net investment income
    to average net assets                                           3.63%              3.63%             3.80%(c)
  Ratio of expenses to average
    net assets*                                                     1.63%              1.66%             1.77%(c)
  Ratio of net investment income
    to average net assets*                                          3.05%              2.72%             2.45%(c)
   Portfolio turnover(d)                                            9.38%              0.56%             5.92%





  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND



                                                                     12/10/97
                                                                        TO
                                                                     09/30/98(a)
                                                                      CLASS A
                                                                      -------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $10.17
                                                                      -------
INVESTMENT ACTIVITIES
   Net investment income                                                 0.31
   Net realized and unrealized gains
     (losses) on investments                                             0.30
                                                                      -------
            Total from Investment Activities                             0.61
                                                                      -------
DISTRIBUTIONS
  Net investment income                                                 (0.31)
                                                                      -------

            Total Distributions                                         (0.31)
                                                                      -------
NET ASSET VALUE, END OF PERIOD                                         $10.47
                                                                      =======
 Total Return (excludes sales charge)                                    7.91%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                                        $297
  Ratio of expenses to average net assets                                1.04%(c)
  Ratio of net investment income
    to average net assets                                                3.71%(c)
  Ratio of expenses to average
    net assets*                                                          1.97%(c)
  Ratio of net investment income
    to average net assets*                                               2.78%(c)
   Portfolio turnover(d)                                                58.80%



  *    During the period, certain fees were voluntarily reduced and reimbursed.
       If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                          GROWTH AND INCOME STOCK FUND



                                                             FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                                                 ENDED               ENDED               ENDED
                                                               09/30/98            09/30/97            09/30/96
                                                             -------------       ------------        ------------
                                                                CLASS A             CLASS A             CLASS A
                                                             -------------       ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $19.98               $15.31            $12.97
                                                               --------          -----------         ---------
INVESTMENT ACTIVITIES
  Net investment income                                            0.23                 0.26              0.26
  Net realized and unrealized gains (losses)
    on investments                                                (0.17)                5.30              2.43
                                                               --------          -----------         ---------
   Total from Investment Activities                                0.06                 5.56              2.69
                                                               --------          -----------         ---------
DISTRIBUTIONS
  Net investment income                                           (0.23)               (0.26)            (0.26)
  Net realized gains                                              (1.33)               (0.63)            (0.09)
                                                               --------          -----------         ---------
  In excess of net realized gains                                   --                   --               --
   Total Distributions                                            (1.56)               (0.89)            (0.35)
                                                               --------          -----------         ---------
NET ASSET VALUE, END OF PERIOD                                   $18.48               $19.98            $15.31
                                                               ========          ===========          =========
Total Return (excludes sales charge)                               0.10%               37.80%            20.97%
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                                 $39,817              $34,679           $18,949
Ratio of expenses to average net assets                            1.10%                1.09%             1.11%
Ratio of net investment income to
  average net assets                                               1.18%                1.52%             1.82%
Ratio of expenses to average net assets*                           1.59%                1.58%             1.60%
Ratio of net investment income to
  average net assets*                                              0.69%                1.03%             1.33%
Portfolio turnover(d)                                             13.17%               22.66%            19.82%

                                                             FOR THE YEAR        FOR THE YEAR         10/09/92
                                                                 ENDED               ENDED               TO
                                                               09/30/95            09/30/94          09/30/93(a)
                                                             -------------       ------------        ------------
                                                                CLASS A             CLASS A            CLASS A
                                                             -------------       ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $11.26             $11.26            $10.00
                                                                --------            -------         ---------
  Net investment income                                             0.25               0.25              0.28
  Net realized and unrealized gains (losses)
    on investments                                                  1.98               0.12              1.27
                                                                --------            -------         ---------
   Total from Investment Activities                                 2.23               0.37              1.55
                                                                --------            -------         ---------
DISTRIBUTIONS
  Net investment income                                            (0.25)             (0.26)            (0.29)
  Net realized gains                                               (0.12)             (0.11)              --
                                                                --------            -------         ---------
  In excess of net realized gains                                  (0.15)               --                --
   Total Distributions                                             (0.52)             (0.37)            (0.29)
                                                                --------            -------         ---------
NET ASSET VALUE, END OF PERIOD                                    $12.97             $11.26            $11.26
                                                                ========            =======         =========
Total Return (excludes sales charge)                               20.62%              3.33%            15.72%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                                  $10,842             $7,973            $6,009
Ratio of expenses to average net assets                             1.07%              0.92%             0.63%(c)
Ratio of net investment income to
  average net assets                                                2.15%              2.26%             2.85%(c)
Ratio of expenses to average net assets*                            1.60%              1.65%             1.68%(c)
Ratio of net investment income to
  average net assets*                                               1.62%              1.52%             1.81%(c)
Portfolio turnover(d)                                               8.73%             21.30%            27.17%



  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                                GROWTH AND INCOME STOCK FUND

                                                                 FOR THE YEAR         FOR THE YEAR              01/01/96
                                                                     ENDED                ENDED                    TO
                                                                   09/30/98             09/30/97               09/30/96(a)
                                                                    CLASS B              CLASS B                 CLASS B


Net Asset Value, Beginning of Period                                  $19.93                $15.29                 $13.78
Investment Activities
  Net investment income                                                 0.09                  0.13                   0.13
  Net realized and unrealized gains (losses)
    on investments                                                     (0.18)                 5.28                   1.52
            Total from Investment Activities                           (0.09)                 5.41                   1.65
Distributions
  Net investment income                                                (0.09)                (0.14)                 (0.14)
  Net realized gains                                                   (1.33)                (0.63)                   --
            Total Distributions                                        (1.42)                (0.77)                 (0.14)
Net Asset Value, End of Period                                        $18.42                $19.93                 $15.29
Total Return (excludes redemption charge)                             (0.67%)               36.70%               12.01%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)                                      $32,455               $16,690                $3,880
Ratio of expenses to average net assets                                1.85%                 1.84%               1.85%(c)
Ratio of net investment income to
  average net assets                                                   0.43%                 0.77%               1.13%(c)
Ratio of expenses to average net assets*                               2.09%                 2.08%               2.09%(c)
Ratio of net investment income to
  average net assets*                                                  0.19%                 0.53%               0.89%(c)
Portfolio turnover(d)                                                 13.17%                22.66%                 19.82%



  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)         Period from commencement of operations.



(b)         Not annualized.



(c)         Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                                 BALANCED FUND

                                             FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    10/05/92
                                                ENDED          ENDED          ENDED          ENDED          ENDED          TO
                                               09/30/98       09/30/97       09/30/96       09/30/95       09/30/94     09/30/93(a)
                                                CLASS A        CLASS A        CLASS A        CLASS A        CLASS A       CLASS A


Net Asset Value, Beginning of Period           $13.63            $11.96       $11.04            $9.76        $10.20       $10.00
Investment Activities
  Net investment income                          0.39              0.45         0.43             0.44          0.38         0.08
  Net realized and unrealized gains
     (losses) on investments                     0.54              2.04         0.92             1.27         (0.44)        0.21
         Total from Investment Activities        0.93              2.49         1.35             1.71         (0.06)        0.29
Distributions
   Net investment income                        (0.39)            (0.45)       (0.43)           (0.43)        (0.38)       (0.09)
   Net realized gains                           (0.35)            (0.37)         --               --            --           --
         Total Distributions                    (0.74)            (0.82)       (0.43)           (0.43)        (0.38)       (0.09)
Net Asset Value, End of Period                 $13.82            $13.63       $11.96           $11.04        $ 9.76       $10.20
Total Return (excludes sales charge)             6.89%            21.76%       12.43%           18.00%        (0.64)%       2.88%(b)
Ratios/Supplementary Data:
   Net Assets, End of Period (000)            $21,948           $17,234      $12,456           $9,257        $8,560       $2,569
   Ratio of expenses to average net assets       1.17%             1.18%        1.20%            1.17%         0.98%        0.50%(c)
   Ratio of net investment income to
    average net assets                           2.75%             3.63%        3.78%            4.27%         4.02%        4.39%(c)
   Ratio of expenses to average net assets*      1.66%             1.67%        1.69%            1.71%         1.75%        2.00%(c)
   Ratio of net investment income to
    average net assets*                          2.26%             3.14%        3.29%            3.73%         3.25%        2.89%(c)
   Portfolio turnover(d)                        31.85%            27.07%       19.87%           23.68%        12.91%        8.32%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)      Period from commencement of operations.



(b)      Not annualized.



(c)      Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                                  BALANCED FUND

                                                      FOR THE YEAR                 FOR THE YEAR            01/01/96
                                                          ENDED                        ENDED                  TO
                                                        09/30/98                     09/30/97             09/30/96(a)
                                                         CLASS B                      CLASS B               CLASS B


Net Asset Value, Beginning of Period                       $13.57                        $11.91                $11.54
Investment Activities
  Net investment income                                      0.28                          0.36                  0.27
  Net realized and unrealized gains (losses)
     on investments                                          0.55                          2.04                  0.37
         Total from Investment Activities                    0.83                          2.40                  0.64
Distributions
   Net investment income                                    (0.29)                        (0.37)                (0.27)
   Net realized gains                                       (0.35)                        (0.37)              --
         Total Distributions                                (0.64)                        (0.74)                (0.27)
Net Asset Value, End of Period                             $13.76                        $13.57                $11.91
Total Return (excludes redemption charge)                    6.16%                        20.90%                 5.67%(b)
Ratios/Supplementary Data:
   Net Assets, End of Period (000)                        $15,183                        $6,360                $2,339
   Ratio of expenses to average net assets                   1.92%                         1.93%                 1.95%(c)
   Ratio of net investment income to
     average net assets                                      1.98%                         2.88%                 3.13%(c)
   Ratio of expenses to average net assets*                  2.16%                         2.17%                 2.18%(c)
   Ratio of net investment income to
     average net assets*                                     1.74%                         2.64%                 2.90%(c)
   Portfolio turnover(d)                                    31.85%                        27.07%                19.87%



 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)      Period from commencement of operations.



(b)      Not annualized.



(c)      Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                           LARGE COMPANY GROWTH FUND




                                                                                     10/07/97 TO
                                                                                    09/30/98 (a)
                                                                                       CLASS A



Net Asset Value, Beginning of Period                                                   $10.00
Investment Activities
  Net Investment Income (Loss)                                                            --
  Net realized and unrealized gains (losses) on investments                             (0.25)
          Total from Investment Activities                                              (0.25)

DISTRIBUTIONS
  Net investment income                                                                 (0.03)
    Net realized gains                                                                  (0.10)
          Total Distributions                                                           (0.13)

NET ASSET VALUE, END OF PERIOD                                                          $9.62

Total Return (excludes sales charge)                                                   (2.54%)(b)

RATIOS SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                                                     $1,938
  Ratio of expenses to average net assets                                              1.39%(c)
  Ratio of net investment income to average net assets                                (0.04%)(c)
  Ratio of expenses to average net assets*                                             1.87%(c)
  Ratio of net investment income (loss) to average net assets*                        (0.52%)(c)
  Portfolio turnover(d)                                                              108.36%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)      Period from commencement of operations.




(b)      Not annualized.




(c)      Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                           LARGE COMPANY GROWTH FUND




                                                                                     10/14/97 TO
                                                                                     09/30/98(a)
                                                                                     -----------
                                                                                       CLASS B
                                                                                     -----------


Net Asset Value, Beginning of Period                                                   $10.00
                                                                                       ------
Investment Activities
  Net investment income (loss)                                                          (0.02)
  Net realized and unrealized gains (losses)
    on investments                                                                      (0.29)
                                                                                       ------
          Total from Investment Activities                                              (0.31)
                                                                                       ------
Distributions
  Net investment income                                                                 (0.01)
  Net realized gains                                                                    (0.10)
                                                                                       ------
          Total Distributions                                                           (0.11)
                                                                                       ------
Net Asset Value, End of Period                                                          $9.58
                                                                                       ======

Total Return (excludes redemption charge)                                               (3.13%)(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)                                                      $3,985
  Ratio of expenses to average net assets                                                2.14%(c)
  Ratio of net investment income
    to average net assets                                                               (0.78%)(c)
  Ratio of expenses to average net assets*                                               2.37%(c)
  Ratio of net investment income (loss)
    to average net assets*                                                              (1.01%)(c)
  Portfolio turnover(d)                                                                108.36%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)      Period from commencement of operations.



(b)      Not annualized.



(c)      Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                           SMALL COMPANY GROWTH FUND



                                                 FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                    ENDED             ENDED             ENDED         12/07/94 TO
                                                  09/30/98          09/30/97          09/30/96        09/30/95(a)
                                                   CLASS A           CLASS A           CLASS A          CLASS A

Net Asset Value, Beginning of Period                 $23.33             $21.06            $14.53           $10.00

Investment Activities
  Net investment income (loss)                        (0.29)             (0.15)            (0.20)           (0.08)
  Net realized and unrealized gains (losses)
    on investments                                    (5.23)              2.44              6.73             4.61
          Total from Investment Activities            (5.52)              2.29              6.53             4.53

Distributions
   In excess of net realized gains                    (0.31)             (0.02)              --               --
          Total Distributions                         (0.31)             (0.02)              --               --

Net Asset Value, End of Period                       $17.50             $23.33            $21.06           $14.53

Total Return (excludes sales charge)                 (23.81%)            10.90%            44.94%           45.30%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)                    $9,456            $12,676            $7,413           $1,096
  Ratio of expenses to average net assets              1.86%              1.89%             2.01%            2.50%(c)
  Ratio of net investment income (loss)
    to average net assets                             (1.36%)            (1.29)%           (1.26)%          (1.56)%(c)
  Ratio of expenses to average net assets*             2.11%              2.14%             2.26%            2.84%(c)
  Ratio of net investment income (loss)
    to average net assets*                            (1.61%)            (1.54)%           (1.51)%          (1.90%)(c)
  Portfolio turnover(d)                              157.44%             80.66%            71.62%           46.97%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)      Period from commencement of operations.



(b)      Not annualized.



(c)      Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                           SMALL COMPANY GROWTH FUND



                                                 FOR THE YEAR                   FOR THE YEAR
                                                     ENDED                          ENDED                01/01/96 TO
                                                   09/30/98                       09/30/97               09/30/96(a)
                                                    CLASS B                        CLASS B                 CLASS B


Net Asset Value, Beginning of Period                  $23.02                         $20.92                   $15.24

Investment Activities
  Net investment income (loss)                         (0.39)                         (0.20)                   (0.21)
  Net realized and unrealized gains (losses)
    on investments                                     (5.19)                          2.32                     5.89
         Total from Investment Activities              (5.58)                          2.12                     5.68

Distributions
  In excess of net realized gains                      (0.31)                         (0.02)                     --
         Total Distributions                           (0.31)                         (0.02)                     --

Net Asset Value, End of Period                        $17.13                         $23.02                   $20.92

Total Return (excludes redemption charge)             (24.40%)                        10.16%                   37.27%(b)

Ratios/Supplementary Data:
  Net Assets, End of Period (000)                     $8,609                         $8,869                   $3,200
  Ratio of expenses to average net assets               2.61%                         2.64%                     2.72%(c)
  Ratio of net investment income (loss)
    to average net assets                              (2.11%)                        (2.04)%                  (2.01)%(c)
  Portfolio Turnover(d)                               157.44%                         80.66%                   71.62%



(a)      Period from commencement of operations.



(b)      Not annualized.



(c)      Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                                               INTERNATIONAL EQUITY FUND

                                                                          FOR THE YEAR               01/02/97
                                                                              ENDED                     TO
                                                                            09/30/98                09/30/97(a)
                                                                             CLASS A                  CLASS A


Net Asset Value, Beginning of Period                                         $11.24                   $10.00
Investment Activities
   Net investment income                                                       0.03                     0.03
  Net realized and unrealized gains (losses) on investments                   (1.09)                    1.25
   and foreign currency transactions
         Total from Investment Activities                                     (1.06)                    1.28
Distributions
   Net investment income                                                      (0.03)                   (0.02)
   In excess of net investment income                                         (0.01)                   (0.00)
   Net realized gains                                                         (0.23)                     --
   In excess of net realized gains                                              --                     (0.02)
   Total Distributions                                                        (0.27)                   (0.04)
Net Asset Value, End of Period                                                $9.91                   $11.24
Total Return (excludes sales charge)                                          (9.60%)                  12.84%(b)
Ratios/Supplementary Data:
   Net Assets, End of Period (000)                                           $1,314                     $833
   Ratio of expenses to average net assets                                     1.75%                    1.97%(c)
   Ratio of net investment income (loss) to average net assets                 0.26%                    0.14%(c)
   Ratio of expenses to average net assets*                                   (2.01%)                   2.24%(c)
   Ratio of net investment income (loss) to average net assets*                0.00%                   (0.13)%(c)
   Portfolio turnover(d)                                                      53.27%                   41.45%



 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)      Period from commencement of operations.



(b)      Not annualized.



(c)      Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                           INTERNATIONAL EQUITY FUND







                                                                                           FOR THE YEAR                 01/02/97
                                                                                              ENDED                       TO
                                                                                             09/30/98                  09/30/97(a)
                                                                                             CLASS B                    CLASS B


Net Asset Value, Beginning of Period                                                           $11.23                   $10.00
Investment Activities
   Net investment income (loss)                                                                 (0.04)                   (0.01)
  Net realized and unrealized gains (losses) on investments                                     (1.10)                    1.26
         Total from Investment Activities                                                       (1.14)                    1.25

Distributions
   In excess of net Investment income                                                           (0.01)                   (0.02)
   Total Distributions                                                                          (0.23)                   (0.01)
   Net Realized Gains                                                                           (0.24)                   (0.02)

Net Asset Value, End of Period                                                                  $9.85                   $11.23
Total Return (excludes redemption charge)                                                      (10.29%)                  12.51%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000)                                                             $1,923                   $1,179
   Ratio of expenses to average net assets                                                       2.50%                    2.69%(c)
   Ratio of net investment income (loss) to average net assets                                  (0.50%)                  (0.62)%(c)
   Ratio of expenses to average net assets*                                                      2.51%                    2.74%(c)
   Ratio of net investment income (loss) to average net assets*                                 (0.51%)                  (0.66%)(c)
   Portfolio Turnover(d)                                                                        53.27%                   41.45%



 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)      Period from commencement of operations.



(b)      Not annualized.



(c)      Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND



                                                                      01/29/98
                                                                         TO
                                                                     09/30/98(a)
                                                                     -----------
                                                                       CLASS A
                                                                     -----------

Net Asset Value, Beginning of Period                                     $10.09
                                                                         ------
Investment Activities
  Net investment income                                                    0.19
  Net realized and unrealized gains (losses)
    on investments with affiliates                                        (0.01)
                                                                         ------
Total from Investment Activities                                           0.18
                                                                         ------
Distributions
  Net investment income                                                   (0.22)

Total Distributions                                                       (0.22)
                                                                         ------
Net Asset Value, End of Period                                           $10.05
                                                                         ======
Total Return (excludes sales charge)                                       1.89%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)                                            $119
Ratio of expenses to average net assets                                    0.83%(c)
Ratio of net investment income to
  average net assets                                                       2.91%(c)
Ratio of expenses to average net assets*                                   1.33%(c)
Ratio of net investment income to
  average net assets*                                                      2.41%(c)
Portfolio turnover(d)                                                      4.28%



  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)         Period from commencement of operations.



(b)         Not annualized.



(c)         Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      CAPITAL MANAGER MODERATE GROWTH FUND





                                                                      01/29/98
                                                                         TO
                                                                     09/30/98(a)
                                                                       CLASS A


Net Asset Value, Beginning of Period                                     $10.01
Investment Activities
  Net investment income                                                    0.15
  Net realized and unrealized gains (losses)
    on investments with affiliates                                        (0.15)
Total from Investment Activities                                             --
Distributions
  Net investment income                                                   (0.16)

Total Distributions                                                       (0.16)
Net Asset Value, End of Period                                            $9.85
Total Return (excludes sales charge)                                       0.10%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)                                          $1,146
Ratio of expenses to average net assets                                    0.93%(c)
Ratio of net investment income to
  average net assets                                                       1.93%(c)
Ratio of expenses to average net assets*                                   1.39%(c)
Ratio of net investment income to
  average net assets*                                                      1.47%(c)
Portfolio turnover(d)                                                      4.85%





  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)         Period from commencement of operations.



(b)         Not annualized.



(c)         Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                          CAPITAL MANAGER GROWTH FUND




                                                                       01/29/98
                                                                          TO
                                                                      09/30/98(a)
                                                                        CLASS A


Net Asset Value, Beginning of Period                                      $9.93
Investment Activities
  Net investment income                                                    0.10
  Net realized and unrealized gains (losses)
    on investments with affiliates                                        (0.26)
            Total from Investment Activities                              (0.16)
Distributions
  Net investment income                                                   (0.10)

Total Distributions                                                       (0.10)
Net Asset Value, End of Period                                            $9.67
Total Return (excludes sales charge)                                      (1.45%)(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)                                            $276
Ratio of expenses to average net assets                                    0.90%(c)
Ratio of net investment income to
  average net assets                                                       1.16%(c)
Ratio of expenses to average net assets*                                   1.38%(c)
Ratio of net investment income to
  average net assets*                                                      0.68%(c)
Portfolio turnover(d)                                                      7.69%




  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)         Period from commencement of operations.



(b)         Not annualized.



(c)         Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       INVESTMENT OBJECTIVES AND POLICIES

MONEY MARKET FUNDS

         All instruments in which the Money Market Funds invest are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). All instruments in which the Money Market Funds invest will have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable or floating rate obligations may bear longer maturities. The average dollar weighted maturity of the securities in each Money Market Fund will not exceed 90 days. See "VALUATION OF SHARES" and the Statement of Additional Information for further explanation of the amortized cost valuation method.


         All securities acquired by the Money Market Funds will be determined at the time of purchase by the Group's adviser or sub-adviser, under guidelines established by the Group's Board of Trustees, to present minimal credit risks. The Prime Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two nationally recognized statistical ratings organizations ("NRSROs") (e.g., "A-1" by Standard's & Poor's Corporation and "P-1" by Moody's Investors Services, Inc.); or (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Investment Adviser or Sub-Adviser pursuant to guidelines approved by the Board of Trustees. See the Statement of Additional Information for explanations of the rating systems.



         Under the guidelines adopted by the Trustees and in accordance with Rule 2a-7 under the 1940 Act, the Adviser or the Sub-Adviser may be required to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category or in the event of a default relating to the financial condition of the issuer.


PRIME MONEY MARKET FUND

         The investment objective of the Prime Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

         The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Fund may invest in:

         (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

         (C) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (D) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

         (E) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

         (F) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

         (G) securities issued or guaranteed by state or local governmental bodies; and

         (H)      repurchase agreements relating to the above instruments.


         The Prime Money Market Fund concentrates its investments in obligations issued by the financial services industry. However, for temporary defensive purposes during periods when the Adviser or Sub-Adviser believes that maintaining this concentration may be inconsistent with the best interests of Shareholders, the Fund will not maintain this concentration. Money market instruments of companies in the financial services industry include, but are not limited to, certificates of deposit, commercial paper, bankers' acceptances, demand and time deposits, and bank notes. These money market obligations are issued by domestic or foreign banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies and a variety of firms in the insurance field. Financial service companies offering money market issues must have total assets of $1 billion or more before their issues can be considered for investment. Because the Fund concentrates more than 25% of its total assets in the financial services industry, it will be exposed to greater risks associated with that industry, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions. The Fund will not purchase securities issued by PNC Bank or BB&T or any of their affiliates.

U.S. TREASURY FUND

         The investment objective of the U.S. Treasury Fund is to seek current income with liquidity and stability of principal through investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

         Obligations purchased by the U.S. Treasury Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.

THE FIXED INCOME FUNDS

         The investment objective of both the Short-Intermediate Fund and the Intermediate Bond Fund (collectively the "Fixed Income Funds") is to seek current income consistent with the preservation of capital. The Short-Intermediate Fund will invest primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), some of which may be subject to repurchase agreements, or in high grade collateralized mortgage obligations ("CMOs"). At least 65% of the Short-Intermediate Fund's assets will be invested in U.S. Government Securities. The dollar-weighted average portfolio maturity of the Short-Intermediate Fund will be from two to five years. The Intermediate Bond Fund will also invest primarily in U.S. Government Securities, and at least 65% of its total assets will be invested in bonds. Bonds for this purpose will include both bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The dollar-weighted average portfolio maturity of the Intermediate Bond Fund will be from five to ten years. CMOs will be considered bonds for this purpose if their expected average life is comparable to the maturity of other bonds eligible for purchase by the Fixed Income Funds. The Fixed Income Funds may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

         Bonds, notes and debentures in which the Fixed Income Funds may invest may differ in interest rates, maturities and times of issuance. Mortgage-related securities purchased by the Fixed Income Funds will be either (i) issued by United States Government-owned or sponsored corporations or (ii) rated in the highest category by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase, (for example, rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P")), or, if not rated, are of comparable quality as determined by BB&T. The applicable ratings are described in the Appendix to the Statement of Additional Information.

THE NORTH CAROLINA FUND

         The North Carolina Fund's investment objective is to produce a high level of current interest income that is exempt from both federal income tax and North Carolina personal income tax. Under normal market conditions, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("North Carolina Tax-Exempt Obligations"). The North Carolina Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, and no obligations in which the Fund invests will have remaining maturities in excess of 25 years.

         The North Carolina Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the North Carolina Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the North Carolina Fund would be suitable for them.

THE SOUTH CAROLINA FUND

         The South Carolina Fund's investment objective is to produce a high level of current interest income that is exempt from both federal income tax and South Carolina personal income tax. Under normal market conditions, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("South Carolina Tax-Exempt Obligations"). The South Carolina Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, and no obligations in which the Fund invests will have remaining maturities in excess of 25 years.

         The South Carolina Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the South Carolina Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the South Carolina Fund would be suitable for them.

THE GROWTH AND INCOME FUND

         The Growth and Income Fund's investment objective is to seek capital growth, current income or both, primarily through investment in stocks. Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in stocks, which for this purpose may be either common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

         Equity securities purchased by the Growth and Income Fund will be either traded on a domestic securities exchange or quoted in the NASDAQ/NYSE system. While some stocks may be purchased primarily to achieve the Growth and Income Fund's investment objective for income, most stocks will be purchased by the Growth and Income Fund primarily in furtherance of its investment objective for growth. The Growth and Income Fund will favor stocks of issuers which over a five year period have achieved cumulative income in excess of the cumulative dividends paid to shareholders.

         Stocks such as those in which the Growth and Income Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Growth and Income Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.

THE BALANCED FUND

         The Balanced Fund's investment objective is to seek long-term capital growth and to produce current income. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

         The portion of the Balanced Fund's assets invested in each type of security will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Thus, although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon the additional factors of timing and the ability of BB&T to judge and react to changing market conditions. The Balanced Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. For temporary defensive purposes, as determined by BB&T, these investments may constitute 100% of the Balanced Fund's portfolio and, in such circumstances, will constitute a temporary suspension of the Balanced Fund's attempt to achieve its investment objective.

         The Balanced Fund's equity securities will generally consist of common stocks but may also consist of other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and which are believed by BB&T to be undervalued.

         The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The Balanced Fund may also invest in CMOs. The average dollar-weighted maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions.

         It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income senior securities. For this purpose, fixed-income senior securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

THE LARGE COMPANY GROWTH FUND

         The Large Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies. ("Capitalization" is the total market value of all the outstanding shares of a company.) The Large Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in companies whose weighted average capitalization is in excess of the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(1) In making portfolio investments, the Large Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth, and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of large companies, will be invested in the instruments described below and under "Specific Investment Policies."

THE SMALL COMPANY GROWTH FUND

         The Small Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies. The Small Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in small companies with a market capitalization under $1 billion at the time of purchase. In making portfolio investments, the Small Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of small companies, will be invested in the instruments described below and under "Specific Investment Policies."

         Smaller, less seasoned companies may be subject to greater business risk than larger, established companies. They may be more vulnerable to changes in economic conditions,

--------

         (1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

specific industry conditions, market fluctuations and other factors affecting the profitability of companies. Therefore, the stock price of smaller capitalization companies may be subject to greater price fluctuations than those of larger, established companies. Due to these and other risk factors, the price movement of the securities held by the Fund may be volatile and the net asset value of a share of the Fund may fluctuate more than that of a share of a fund that invests in larger established companies.


THE FUNDS OF FUNDS

         The investment objective of the Capital Manager Conservative Growth Fund is to seek capital appreciation and income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

         The investment objective of the Capital Manager Moderate Growth Fund is to seek capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

         The investment objective of the Capital Manager Growth Fund is to seek capital appreciation by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity securities.


         Under normal market conditions, each Fund of Funds will invest at least 65% of its total assets in nine Underlying Funds of the Group. These assets will be allocated within the ranges indicated below.



                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND



         The Capital Manager Conservative Growth Fund will invest 25% to 55% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 45% to 75% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 20% of its assets in Underlying Funds which are money market funds.





                                                                                     Investment Range
            Underlying Fund                                                      (Percent of Fund Assets)
            ---------------                                                      ------------------------

            Equity Funds

            Growth and Income Fund                                                  0%-55%
            Balanced Fund                                                           0%-30%
            Small Company Growth Fund                                               0%-30%

            International Equity Fund                                               0%-30%
            Large Company Growth Fund                                               0%-55%

            Fixed Income Funds

            Short-Intermediate Fund                                                 0%-75%
            Intermediate Bond Fund                                                  0%-75%

            Money Market Funds

            U.S. Treasury Fund                                                      0%-20%
            Prime Money Market Fund                                                 0%-20%

                      CAPITAL MANAGER MODERATE GROWTH FUND


         The Capital Manager Moderate Growth Fund will invest 45% to 75% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 25% to 55% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 15% of its assets in Underlying Funds which are money market funds.


                                                                                     Investment Range
            Underlying Fund                                                      (Percent of Fund Assets)
            ---------------                                                      ------------------------
            Equity Funds
            Growth and Income Fund                                                  0%-75%
            Balanced Fund                                                           0%-50%
            Small Company Growth Fund                                               0%-50%
            International Equity Fund                                               0%-50%
            Large Company Growth Fund                                               0%-75%

            Fixed Income Funds

            Short-Intermediate Fund                                                 0%-55%
            Intermediate Bond Fund                                                  0%-55%

            Money Market Funds

            U.S. Treasury Fund                                                      0%-15%
            Prime Money Market Fund                                                 0%-15%

                           CAPITAL MANAGER GROWTH FUND



         The Capital Manager Growth Fund will invest 60% to 90% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 10% to 40% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 10% of its assets in Underlying Funds which are money market funds.





                                                                                     Investment Range
            Underlying Fund                                                      (Percent of Fund Assets)
            ---------------                                                      ------------------------
            Equity Funds

            Growth and Income Fund                                                  0%-90%
            Balanced Fund                                                           0%-65%
            Small Company Growth Fund                                               0%-65%
            International Equity Fund                                               0%-65%
            Large Company Growth Fund                                               0%-90%

            Fixed Income Funds

            Short-Intermediate Fund                                                 0%-40%
            Intermediate Bond Fund                                                  0%-40%

            Money Market Funds

            U.S. Treasury Fund                                                      0%-10%
            Prime Money Market Fund                                                 0%-10%

         The allocation of each Fund of Funds' assets among the Underlying Funds will be made by BB&T under the supervision of the Group's Board of Trustees within the percentage ranges set forth in the table above. BB&T will make allocation decisions according to its outlook for the economy, financial markets, and relative market valuation of the Underlying Funds. BB&T may vary the allocation within the above ranges. There is no assurance that the Funds of Funds will achieve their stated objectives.

         The Funds of Funds' net asset value will fluctuate with changes in the equity markets and the value of the Underlying Funds in which they invest. Each Fund of Funds' investment return is diversified by its investment in the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.

         With their remaining assets, the Funds of Funds may make direct investments in any domestic and foreign securities and other instruments which the Underlying Funds may purchase, as described in this prospectus.

         The Funds of Funds and the Underlying Funds are permitted for temporary defensive purposes to invest up to 100% of their assets in short-term fixed income securities. Such securities include obligations of the U.S. government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, repurchase agreements, bankers' acceptances, variable amount master demand notes, and bank money market deposit accounts. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

         To the extent the Funds of Funds or the Underlying Funds are engaged in a temporary defensive position, they will not be pursuing their investment objective.

         The investments of the Funds of Funds are concentrated in the Underlying Funds, so each Fund of Funds' performance is directly related to the performance of the Underlying Funds. In addition, as a matter of fundamental policy, each Fund of Funds must allocate its investments among the Underlying Funds within certain ranges. As a result, the Funds of Funds do not have the same flexibility to invest as mutual funds without such constraints.

INTERNATIONAL EQUITY FUND

         The International Equity Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of foreign issuers. During normal market conditions, the International Equity Fund will normally invest at least 80%, and, in any event, at least 65%, of the value of its total assets in equity securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.

         During normal market conditions, the International Equity Fund will normally invest at least 90%, and, in any event, at least 65%, of the value of its total assets in securities of foreign issuers. The Fund will pursue investments in non-dollar denominated stocks primarily within countries included in the Morgan Stanley Capital International Europe, Australia and the Far East Index ("EAFE"). The Fund may also invest its assets in countries with emerging economies or securities markets. The Fund will be diversified across countries, industry groups and companies with investment at all times in at least three foreign countries.

         When choosing securities, a value investment style is employed so that the investment sub-adviser targets equity securities that are believed to be undervalued. The investment sub-adviser will emphasize stocks with price/earnings ratios below average for a security's home market or stock
exchange.   A security's earnings trend and its price momentum will also be factors considered in security selection. The investment sub-adviser will also consider macroeconomic factors such as the prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships.

ALL FUNDS

         The investment objective of each Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous.") There can be, of course, no assurance that a Fund will achieve its investment objective.


         Depending upon the performance of the portfolio investments of each of the Short-Intermediate, Intermediate Bond, North Carolina, South Carolina, Growth and Income, Balanced, Large Company Growth, Small Company Growth, International Equity, Capital Manager Conservative Growth, Capital Manager Moderate Growth, and Capital Manager Growth Funds (collectively, the "Variable NAV Funds"), the net asset value per Share of each Variable NAV Fund will fluctuate.


SPECIFIC INVESTMENT POLICIES


         The following is a description of certain permitted investments for the Funds. As described above in "The Funds of Funds," each fund of funds may also invest directly in certain of the following instruments which the Underlying Funds may purchase. For a more detailed description, see the Statement of Additional Information.


REPURCHASE AGREEMENTS

         Securities held by each Fund may be subject to repurchase agreements. A Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, a Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if such Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. A Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by BB&T (or BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company), the Small Company Growth Fund's investment sub-adviser, Blackrock International, Ltd. ("BlackRock International") (formerly CastleInternational Asset Management Limited), the International Equity Fund's investment sub-adviser or BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation), the Prime Money Market Fund's investment sub-adviser). Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of a Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


REVERSE REPURCHASE AGREEMENTS


         In accordance with the investment restrictions described below, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. A Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


WHEN-ISSUED SECURITIES

         Each of the Funds except the U.S. Treasury Fund may purchase securities on a when-issued or delayed-delivery basis. In addition, the Prime Money Market Fund, the Large Company Growth Fund, the Small Company Growth Fund and the International Equity Fund may purchase and sell securities on a "forward commitment" basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide a Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. A Fund engages in when-issued and delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, the Funds rely on the seller to complete the transaction; its failure to do so may cause a Fund to miss a price or yield considered to be advantageous. A Fund expects that commitments by a Fund to purchase when-issued securities will not exceed 25% of the value of its assets under normal market conditions. The Prime Money Market Fund's, the Large Company Growth Fund's, the Small Company Growth Fund's and the International Equity Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of their respective total assets absent unusual market conditions.

SHORT-TERM OBLIGATIONS


         The Fixed Income Funds, the North Carolina Fund, the South Carolina Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund and the International Equity Fund may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. Such investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations ("NRSROs") (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by BB&T (or BFMI, with respect to the Small Company Growth Fund, or BlackRock International, with respect to the International Equity Fund) to be of comparable quality to rated instruments eligible for purchase. Under normal market conditions, each of the Fixed Income Funds, the Growth and Income Fund, the Large Company Growth Fund, and the Small Company Growth Fund will limit its investment in short-term obligations to 35% of its total assets.



         Each of the Fixed Income Funds, the Growth and Income Fund, the Large Company Growth Fund and the Small Company Growth Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. Pending investment or to meet anticipated redemption requests, the International Equity Fund may also invest without limitation in short-term obligations. For temporary defensive purposes, as determined by BB&T (or, in the case of the Small Company Growth Fund, BFMI or, in the case of the International Equity Fund, BlackRock International), these investments may constitute 100% of such Funds' portfolio and, in such circumstances, will constitute a temporary suspension of such Funds' attempts to achieve their investment objectives.


U.S. GOVERNMENT SECURITIES

         U.S. Government Securities will constitute the primary investment of the Short-Intermediate and Intermediate Bond Funds. The Prime Money Market Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may also invest in U.S. Government Securities. The types of U.S. Government Securities in which these Funds will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities. Although under normal market conditions, the Prime Money Market Fund does not expect to do so, except in connection with repurchase agreements, it may invest in such mortgage-backed pass-through securities.


         The Short-Intermediate, Intermediate Bond, Growth and Income, Balanced, Large Company Growth, and Small Company Growth Funds may also invest in "zero coupon" U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

         The U.S. Treasury Fund may invest in U.S. Government Securities to the extent that they are obligations issued or guaranteed by the U.S. Treasury. In addition, the North Carolina Fund and the South Carolina Fund may invest in U.S. Government Securities in connection with the purchase of taxable obligations (as described below).

COLLATERALIZED MORTGAGE OBLIGATIONS

         Each of the Fixed Income Funds, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, and the Small Company Growth Fund may also invest in collateralized mortgage obligations ("CMOs"). Although under normal market conditions it does not expect to do so, except in connection with repurchase agreements, the Prime Money Market Fund may also invest in CMOs. CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

         CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the

Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.


         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by a Fund may be considered liquid securities pursuant to guidelines established by the Group's Board of Trustees. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% (10% in the case of the Prime Money Market Fund) of the value of the Fund's net assets would be invested in such securities and other illiquid securities.


         Unless stated otherwise, each Fund will limit its investment in CMOs to 25% of the value of its total assets.

COMMERCIAL BONDS

         The Growth and Income Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the Fixed Income Funds may invest up to 35% of their total assets, and the Balanced Fund also may invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.

         Bonds, notes and debentures in which the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund and the Small Company Growth Fund may invest may differ in interest rates, maturities and times of issuance and may include CMOs (which are described above).


         The Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the Fixed Income Funds will invest only in bonds, notes, and debentures which are rated at the time of purchase within the three highest rating groups assigned by an NRSRO (for example, at least A by Moody's or S&P), or, if unrated, which BB&T (or BFMI, with respect to the Small Company Growth Fund) deems to be of comparable quality. The applicable ratings are described in the Appendix to the Statement of Additional Information. In the event that the rating of any debt securities falls below the third highest rating category, these Funds will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of BB&T (or BFMI, with respect to the Small Company Growth Fund), such investment is considered appropriate under the circumstances.

OPTIONS AND FUTURES CONTRACTS

         To the extent consistent with its investment objective, the Large Company Growth, Small Company Growth, International Equity, Growth and Income Fund and the Balanced Funds may engage in writing call options. Options are written solely as covered call options (options on securities owned by a Fund). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out an option position, a Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written. Upon the sale of a portfolio security upon which it has written a covered call option, a Fund must effect a closing purchase transaction so as to avoid converting a covered call into a "naked call," i.e., a call option on a security not owned by the Fund. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price but retains the risk of loss should the price of the security decline.

         To the extent consistent with its investment objective, the Large Company Growth Fund, the Small Company Growth Fund and the International Equity Fund may buy put options, buy call options, and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross-hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.

         To the extent consistent with its investment objective, each Fund of the Group (other than the U.S. Treasury Money Market Fund and the Prime Money Market Fund) may also invest in futures contracts and options on futures contracts to commit funds awaiting investment to maintain cash liquidity or, for other hedging purposes. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

         Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

         Each Fund of the Group (other than the U.S. Treasury Money Market Fund and the Prime Money Market Fund) may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

         The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market movements; and (v) a purchaser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors. Successful use of futures is subject to the ability correctly to predict movements in the direction of the market. For example, if a Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because the Fund will have approximately equal offsetting losses in its future positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

FOREIGN INVESTMENTS

         The Prime Money Market Fund may invest in debt obligations of foreign corporations and banks. The Prime Money Market Fund may invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.


         The Prime Money Market Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

         The Prime Money Market Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Prime Money Market Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser or Sub-Adviser believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in United States dollars.

         The Balanced Fund, the Growth and Income Fund, the Large Company Growth Fund, and the Small Company Growth Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs") or the purchase of securities on the New York Stock Exchange. However, the Balanced Fund, the Growth and Income Fund and the Large Company Growth Fund will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% of the value of the total assets of the Fund. A Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in CCP and Europaper.


         During normal market conditions, the International Equity Fund will invest at least 90% and, in any event, at least 65%, of its total assets in securities of foreign issuers. The International Equity Fund invests primarily in equity securities of issuers located in countries included in EAFE and may invest in equity securities of issuers located in emerging markets. EAFE is an index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of securities listed on the stock exchanges of such countries. Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom are currently included in EAFE.


         From time to time the International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan, and the United Kingdom. Investments of 25% or more of the Fund's total assets in those or any other countries will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, in the past events in the Japanese economy as well as social developments and natural disasters have affected Japanese securities and currency markets, and have periodically disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar.

         The International Equity Fund may invest in both sponsored and unsponsored ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

         Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund's operations. Special tax considerations apply to foreign securities.

         In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund's foreign investments may less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


         On January 1, 1999, the European Monetary Market Union ("EMU") plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. On the same day, exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by coins and bank notes by the middle of 2002.



         The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of certain foreign securities held by a Fund.



         After January 1, 1999, the introduction of the euro is expected to impact European capital markets in ways that it is impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for a Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries.
There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.


         The expense ratio of the International Equity Fund is expected to be higher than that of Funds of the Group investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source and additional costs arising from delays in settlements of transactions involving foreign securities.

         The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers. The International Equity Fund intends to limit its investment in countries with emerging economies or securities markets to 20% of its total assets.

         The International Equity Fund may (but is not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

OTHER INVESTMENT PRACTICES

         For liquidity purposes, each Fund except the Prime Money Market Fund and the U.S. Treasury Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including Shares of the Prime Money Market Fund and the U.S. Treasury Fund, pursuant to exemptive relief granted by the Securities and Exchange Commission) and up to 10% of its total assets in more than one money market mutual fund. In order to avoid the imposition of additional fees as a result of investments in Shares of the Prime Money Market Fund or the U.S. Treasury Fund, BB&T and BISYS Fund Services (the "Administrator") (see "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP"--"Investment Adviser" and "Administrator and Distributor") will reduce that portion of their usual asset-based service fees from each investing Fund by an amount equal to their service fees from the Prime Money Market Fund or the U.S. Treasury Fund that are attributable to those Fund investments. BB&T and the Administrator will promptly forward such fees to the investing Funds. The Funds will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions on the Funds' investments in the securities of an unaffiliated money market fund and/or the Prime Money Market Fund or the U.S. Treasury Fund are contained in the Statement of Additional Information.

         In addition, the International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one country.


           In order to generate additional income, each Fund except the North Carolina Fund and the South Carolina Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or a Fund's respective sub-adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees.
The Group will employ one or more securities lending agents to initiate and affect securities lending transactions for the Group. While the lending of securities may be subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Fund exclusively in money market instruments. While a Fund will not have the right to vote securities on loan, the Funds intend to terminate the loan and retain the right to vote if that is considered important with respect to the investment. Each Fund will restrict its securities lending to 33 1/3% of its total assets.


         In order to generate income, the Short-Intermediate, Intermediate Bond, Growth and Income, Balanced, Large Company Growth, Small Company Growth, and International Equity

Funds may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Funds in order to take advantage of what BB&T (or BFMI, with respect to the Small Company Growth Fund or BlackRock International, with respect to the International Equity Fund) believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Funds and their transaction costs.


CORPORATE AND BANK OBLIGATIONS

         To the extent consistent with its investment objective, the Prime Money Market Fund may invest in debt obligations of domestic corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

PRIVATE PLACEMENT INVESTMENTS


         Each Fund of the Group (other than the U.S. Treasury Money Market
Fund) may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.



         Each Fund of the Group (other than the U.S. Treasury Money Market
Fund) may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the adviser or sub-adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

GUARANTEED INVESTMENT CONTRACTS

         The Prime Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Fund on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

ASSET-BACKED SECURITIES

         The Prime Money Market Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period.

In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Money Market Fund will be subject to the same quality requirements as other securities purchased by the Fund.

MUNICIPAL OBLIGATIONS

         The Prime Money Market Fund may, when deemed appropriate by its sub-adviser, invest in high quality short-term obligations issued by state and local governmental issuers.

         The Prime Money Market Fund may invest in participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet marketable as more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.

VARIABLE AND FLOATING RATE INSTRUMENTS

         The Prime Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or any agency or instrumentality thereof).

VARIABLE AMOUNT DEMAND NOTES


         Variable amount master demand notes in which the Prime Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. BIMC will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.


MONEY MARKET FUNDS


         In connection with the management of its daily cash positions, the Prime Money Market Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.


CLOSED-END INVESTMENT COMPANIES


         The Balanced Fund may invest in closed-end investment companies that invest a significant portion of their assets in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. As a shareholder of a closed-end investment company holding such convertible securities, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.


STANDARD & POOR'S DEPOSITORY RECEIPTS

         Each of the Growth and Income Stock Fund, Balanced Fund, Large Company Growth Fund, and Small Company Growth Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trust sponsored by a subsidiary of the American Stock Exchange, Inc. and structured to provide investors proportionate undivided interests in a securities portfolio consisting of substantially all of the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index, e.g., the S&P 500 Index. SPDRs are generally not redeemable, but are exchange traded. SPDRs are issued by a trust that is a unit investment trust, a type of registered investment company. SPDRs, therefore, will be acquired by a fund only within the limits prescribed under the 1940 Act.

UNINVESTED CASH RESERVES

         The Prime Money Market Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Fund's sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Fund's assets will be held uninvested. Uninvested cash reserves will not earn income.

OTHER INVESTMENT POLICIES OF THE NORTH CAROLINA FUND AND THE SOUTH CAROLINA
FUND

TAX-EXEMPT OBLIGATIONS

         In addition to their respective investments in North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations Fund, the North Carolina Fund and the South Carolina Fund may invest in tax-exempt obligations issued by or on behalf of states other than North Carolina or South Carolina, as the case may be, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions the interest on which, in the opinion of the issuer's counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, together with North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations, are hereinafter collectively referred to as "Tax-Exempt Obligations."

         Up to 10% of the North Carolina Fund's total assets may be invested in Tax-Exempt Obligations other than North Carolina Tax-Exempt Obligations. Up to 10% of the South Carolina Fund's total assets may be invested in Tax-Exempt Obligations other than South Carolina Tax-Exempt Obligations. If deemed appropriate for temporary defensive periods, as determined by BB&T, the North Carolina Fund or South Carolina Fund may suspend attempts to achieve its investment objective and may increase its holdings in Tax-Exempt Obligations other than North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations, respectively, to over 10% of its total assets. Investments made for temporary defensive purposes will not be intended to achieve either Fund's investment objective with respect to North Carolina or South Carolina taxation, as the case may be, but rather will be intended to preserve the value of the Funds' Shares.



         The two principal classifications of Tax-Exempt Obligations which may be held by the North Carolina Fund and the South Carolina Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax, assessment, fee or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer.
Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the private user of the facility involved.


         Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. In South Carolina, governmental lease obligations are included in calculation of the general obligation debt limit.

         Among other types of Tax-Exempt Obligations, the North Carolina Fund and the South Carolina Fund may purchase Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         The North Carolina Fund and the South Carolina Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. However, such investments are expected to be limited by the fact that North Carolina issuers are currently precluded by North Carolina State law from issuing such securities, and issuers in South Carolina also currently do not have authority to issue moral obligation securities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         The North Carolina Fund and the South Carolina Fund invest in Tax-Exempt Obligations which are rated at the time of purchase in one of the three highest categories by an NRSRO in the case of bonds; one of the two highest categories by an NRSRO in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of tax-exempt commercial paper; or rated "VMIG-1" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of variable rate demand obligations. The North Carolina Fund and the South Carolina Fund may also purchase Tax-Exempt Obligations which are unrated at the time of purchase but are determined to be of comparable quality by BB&T pursuant to guidelines approved by the Group's Board of Trustees. The applicable ratings are described in the Appendix to the Statement of Additional Information.

         Opinions relating to the validity of Tax-Exempt Obligations and to the exemption of interest thereon from federal and state income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the North Carolina Fund, the South Carolina Fund, nor BB&T will review the proceedings relating to the issuance of Tax-Exempt Obligations or the basis for such opinions.

TAXABLE OBLIGATIONS OF THE NORTH CAROLINA FUND AND THE SOUTH CAROLINA FUND


         The North Carolina Fund and the South Carolina Fund may each invest up to 10% of its net assets in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders. All tax-exempt dividends will be included in determining the federal alternative minimum taxable income for corporate shareholders. There is no limit on the amount of taxable obligations that may be held for temporary defensive purposes. Taxable obligations may include U.S. Government Securities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of domestic banks and domestic branches of foreign banks, commercial paper meeting each Fund's quality standards (as described above) for tax-exempt commercial paper, and shares issued by other open-end registered investment companies issuing taxable dividends (as described above). The North Carolina Fund and the South Carolina Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of BB&T, suitable North Carolina Tax-Exempt Obligations or South Carolina Tax-Exempt Obligations Fund, respectively, are unavailable.


PUTS

         The North Carolina Fund and the South Carolina Fund may acquire "puts" with respect to securities held in their portfolios. Under a put, the Funds would have the right to sell a specified security within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The North Carolina Fund and the South Carolina Fund expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration.
However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for Fund securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The North Carolina Fund and the South Carolina

Fund will acquire puts solely to facilitate Fund liquidity, shorten the maturity of the underlying security, or permit the investment of their funds at a more favorable rate of return.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO THE NORTH CAROLINA FUND

         Because the North Carolina Fund will invest at least 90% of the value of its total assets in North Carolina Tax-Exempt Obligations and because it seeks to maximize income derived from North Carolina Tax-Exempt Obligations, it is more susceptible to factors adversely affecting issuers of North Carolina Tax-Exempt Obligations than is a comparable municipal bond mutual fund that is not concentrated in these issuers to this degree. North Carolina experienced a positive General Fund balance for each of its last five fiscal years. See "SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS" in the Statement of Additional Information for further discussion of investment considerations associated with North Carolina Tax-Exempt Obligations.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO THE SOUTH CAROLINA FUND


         Because the South Carolina Fund will invest at least 90% of the value of its total assets in South Carolina Tax-Exempt Obligations and because it seeks to maximize income derived from South Carolina Tax-Exempt Obligations, it is more susceptible to factors adversely affecting issuers of South Carolina Tax-Exempt Obligations than are comparable municipal bond mutual funds that are not concentrated in these issuers to this degree. If any issuer of securities held by the South Carolina Fund is unable to meet its financial obligations, the Fund's income, capital, and liquidity may be adversely affected. The State of South Carolina's economy has been dominated for many years by the textile industry. The economic base of the state is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+." There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See "SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS" in the Statement of Additional Information for further discussion of investment considerations associated with South Carolina Tax-Exempt Obligations.


DIVERSIFICATION AND CONCENTRATION


         The North Carolina Fund and the South Carolina Fund are non-diversified funds under the 1940 Act. This means they may concentrate their investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended, at the end of each fiscal quarter each of the North Carolina Fund and the South Carolina Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). Because of the relatively small number of issuers of North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations, the North Carolina Fund and the South Carolina Fund are more likely to invest a higher percentage of their assets in the securities of a single issuer than is an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss to the North Carolina Fund and the South Carolina Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines, and consequently may cause greater fluctuation in the net asset value of the North Carolina and the South Carolina Funds' Shares.

VARIABLE AND FLOATING RATE SECURITIES

         North Carolina Tax-Exempt Obligations purchased by the North Carolina Fund and South Carolina Tax-Exempt Obligations purchased by the South Carolina Fund may include variable and floating rate tax-exempt notes with ratings that are similar to those described above. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the North Carolina Fund and the South Carolina Fund will approximate their par value. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of the North Carolina Fund's or South Carolina Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund.

STAND-BY COMMITMENTS

         In addition, the North Carolina Fund and the South Carolina Fund may acquire "stand-by commitments" with respect to Tax-Exempt Obligations held in either Fund. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Tax-Exempt Obligations at a specified price. The Funds will acquire stand-by commitments solely to facilitate Fund liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by the North Carolina Fund and the South Carolina Fund may also be referred to as "put" options.

PORTFOLIO TURNOVER


         For the fiscal year ended September 30, 1998, the Portfolio turnover rate for each of the Funds with a full year of operations (other than Money
Market Funds) was as follows:   Short-Intermediate Fund 53.74%, Intermediate
Bond Fund 60.98%, North Carolina Fund

32.63%, Growth and Income Fund 13.17%, Small Company Growth Fund 157.44%, equity portion of the Balanced Fund 11.88% and fixed income portion of the Balanced Fund 61.41% and the International Equity Fund 53.27%. The portfolio turnover of each of the Funds (except the Money Market Funds) may vary greatly from year to year as well as within a particular year. It is presently anticipated that the annual portfolio turnover rates of the Funds of Funds will not exceed 50%, the annual portfolio turnover rate of the South Carolina Fund will not exceed 75% and the annual portfolio turnover rate of the Large Company Growth Fund will not exceed 150%. High turnover rates will generally result in higher transaction costs to a Fund and may result in higher levels of taxable realized gains (including short-term capital gains which are generally taxed at ordinary income tax rates) to a Fund's shareholders. See "DIVIDENDS AND TAXES."



It is presently anticipated that the portfolio turnover rate of the South Carolina Fund and the Funds of Funds will not exceed 50% and the portfolio turnover rate of the Large Company Growth Fund will not exceed 150%. High turnover rates will generally result in higher transaction costs to a Fund and may result in higher levels of taxable realized gains (including short-term capital gains which are generally taxed at ordinary income tax rates) to a Fund's shareholders.



YEAR 2000



         The investment services industry is evaluating the capability of existing application software programs and operating systems to accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed to accommodate only a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). If the year 1999 is the maximum date value these systems are able to accurately process, the improper identification of the year 2000 could result in a computer system failure or miscalculations causing a disruption of operations. The Group's principal services providers are taking steps the Group believes are reasonably designed to address the year 2000 issues with respect to the computer systems those providers operate. However, this is an ongoing process and testing and other steps are scheduled to be completed in
1999.   Nevertheless, the inability of service providers to successfully address year 2000 issues could result in interruptions in the Group's business and have a material adverse impact on the Group's operations.


                            INVESTMENT RESTRICTIONS

         The Funds are subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the particular Fund (see "GENERAL INFORMATION--Miscellaneous").

The Prime Money Market Fund and the U.S. Treasury Fund may not:

                 1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the Securities and Exchange Commission the Prime Money Market Fund and the U.S. Treasury Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.

         Each Fixed Income Fund may not:

                 1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                 2. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

         Each of the Funds of Funds may not:

                 1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities or securities issued by "regulated investment companies" as defined in the Internal Revenue Code of

         1986, as amended (the "Code"); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                 2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or "regulated investment companies" as defined in the Code, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         The Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, and the Small Company Growth Fund may not:

                 1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                 2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         The International Equity Fund may not:

                 1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

                 2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivision, and (ii) repurchase agreements secured by the instruments described in clause
         (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         Each of the Funds may not:

                 1. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (one-third with respect to the Prime Money Market Fund and the International Equity Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of (one-third of the value of the Fund's total assets at the time of such borrowing with respect to the Prime Money Market Fund and the International Equity Fund) the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of its borrowing. Each of the Funds (except the U.S. Treasury Fund) will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The U.S. Treasury Fund will not purchase securities while borrowings are outstanding.

                 2. Make loans, except that each of the Funds may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.

         The North Carolina Fund and the South Carolina Fund may not:

                 1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Tax-Exempt Obligations in their portfolios and sell those puts in conjunction with a sale of those Tax-Exempt Obligations.

                 2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and (b) this limitation shall not apply to Tax-Exempt Obligations or governmental guarantees of Tax-Exempt Obligations. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.

         The following is a non-fundamental investment restriction of the Prime Money Market Fund and the U.S. Treasury Fund and therefore subject to change without shareholder vote.

         The Prime Money Market Fund and the U.S. Treasury Fund may not:

                 1. Invest more than 10% of its assets in instruments which are not readily marketable.

                              VALUATION OF SHARES

         The net asset value of each of the Funds other than the Prime Money Market Fund and the U.S. Treasury Fund is determined and the Shares are priced as of the close of regular trading of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day. The net asset value of the Prime Money Market Fund and the U.S. Treasury Fund is determined and the Shares are priced as of 12:00 p.m. and as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the NYSE is open for trading, and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.

         The securities in each of the Funds, except the Prime Money Market Fund and the U.S. Treasury Fund, will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Group believes accurately reflects fair value.

         The assets in the Prime Money Market Fund and the U.S. Treasury Fund are valued based upon the amortized cost method. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the Board of Trustees determines that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to Shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of a Fund, adjusting or withholding dividends, or utilizing a net asset value per share determined by using available market quotations. Although the Group seeks to maintain the Prime Money Market Fund's and the U.S. Treasury Fund's net asset value per Share at $1.00, there can be no assurance that net asset value will not vary.

         Most securities held by the International Equity Fund are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Fund's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

         For further information about the valuation of investments, see the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


         Shares are sold on a continuous basis by the Group's Distributor, BISYS Fund Services LP. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Group at (800) 228-1872.


PURCHASES OF CLASS A AND CLASS B SHARES

         Class A and Class B Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Participating Organizations under the Group's Distribution and Shareholder Services Plan (see "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Distribution Plan").


         As of the date of this Prospectus, however, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund, or the South Carolina Fund. Investors purchasing Shares of the U.S. Treasury Fund or Prime Money Market Fund are generally required to purchase Class A or Trust Shares, since such Shares are not subject to any initial sales charge or contingent deferred sales charge. Shareholders investing directly in Class B Shares of the U.S. Treasury Money Market Fund or Prime Money Market Fund, as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Money Market Fund or Prime Money Market Fund upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares have been withdrawn from the U.S. Treasury Money Market Fund or Prime Money Market Fund within two years of purchase. Such Class B shares may be exchanged for Class B Shares of any other Fund through the Auto Exchange (see "Auto Exchange Plan").


         Shares of the Group sold to Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to Customers.

         Investors may purchase Class A and Class B Shares of a Fund by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Group, to BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. Investors may obtain an Account Registration Form and additional information regarding the

Group by contacting their local BB&T office. Subsequent purchases of Class A and Class B Shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) to the above address.

         If an Account Registration Form has been previously received by the Distributor, investors may also purchase Class A and Class B Shares by telephone. Telephone orders may be placed by calling the Group at (800) 228-1872. Payment for Class A and Class B Shares ordered by telephone may be made by check or by sending funds electronically to the Group's transfer agent. To make payments electronically, investors must call the Group at (800) 228-1872 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

         Class A or Class B Shares of the Variable NAV Funds are sold at the net asset value per Share next determined after receipt by the Distributor of an order in good form to purchase Shares, plus a sales charge at the time of purchase in the case of Class A Shares (see "VALUATION OF SHARES"). In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits to the Group by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

         The minimum investment is $1,000 for the initial purchase of Class A and Class B Shares of a Fund. There is no minimum investment for subsequent purchases. The minimum initial investment amount may be waived if purchases are made in connection with qualified retirement plans, automatic investment plans or payroll deduction plans.

         The maximum investment is $250,000 for total purchases of Class B Shares. There is no limit on the amount of Class A Shares that may be purchased.

         Every Shareholder will be mailed a confirmation of each new transaction in the Shareholder's account. In the case of Class A and Class B Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Class A and Class B Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing Shares will not be issued.

SALES CHARGE -- CLASS A

         The public offering price of a Class A Share of each of the North Carolina, South Carolina and Short-Intermediate Funds equals its net asset value plus a sales charge in accordance with the table below.

                                                      SALES             SALES              DEALER
                                                      CHARGE            CHARGE            ALLOWANCE
                                                       AS A              AS A               AS A
                                                    PERCENTAGE         PERCENTAGE         PERCENTAGE
                                                      OF NET           OF PUBLIC          OF PUBLIC
                                                      AMOUNT           OFFERING           OFFERING
AMOUNT OF PURCHASE                                   INVESTED           PRICE              PRICE
------------------                                   --------           -----              -----
Less than $100,000                                     2.04%            2.00%              2.00%
$100,000 but less
  than $250,000                                        1.52%            1.50%              1.50%
$250,000 but less
  than $500,000                                        1.01%            1.00%              1.00%
$500,000 but less
  than $1,000,000                                      0.50%            0.50%              0.50%
$1,000,000 or more                                     0.00%            0.00%              0.00%

         The public offering price of a Class A Share of each of the Intermediate Bond, Growth and Income, Balanced, Large Company Growth, Small Company Growth, and International Equity Funds and the Funds of Funds equals its net asset value plus a sales charge in accordance with the table below.

                                                           SALES          SALES            DEALER
                                                           CHARGE         CHARGE          ALLOWANCE
                                                            AS A           AS A             AS A
                                                         PERCENTAGE      PERCENTAGE       PERCENTAGE
                                                           OF NET        OF PUBLIC        OF PUBLIC
                                                           AMOUNT        OFFERING         OFFERING
AMOUNT OF PURCHASE                                        INVESTED        PRICE            PRICE
------------------                                        --------        -----            -----
Less than $100,000                                          4.71%         4.50%            4.50%
$100,000 but less
  than $250,000                                             3.63%         3.50%            3.50%
$250,000 but less
  than $500,000                                             2.56%         2.50%            2.50%
$500,000 but less
  than $1,000,000                                           1.52%         1.50%            1.50%
$1,000,000 or more                                          0.00%         0.00%            0.00%


         BISYS Fund Services LP (the "Distributor") receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act.


         Class A Shares of the Prime Money Market Fund and the U.S. Treasury Fund are sold at net asset value without imposition of a sales charge.


         Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Distributor pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares. If these shares are redeemed within 12 months, the redemption proceeds will be reduced by 1.00%. For additional information, see "How to Purchase and Redeem Shares--Contingent Deferred Sales Charge."


         From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

         The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of any of the Funds of the Group. The maximum cash compensation payable by the Distributor is 4.30% of the public offering price of Class A Shares. Compensation will also include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders.


         The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes:
(i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

SALES CHARGE WAIVERS

         The following classes of investors may purchase Class A Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

         (1) Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;

         (2) Officers, trustees, directors, advisory board members, employees and retired employees of the Group, BB&T and its affiliates, the Distributor and its affiliates, and employees of the Investment Sub-Adviser (and spouses, children and parents of each of the foregoing);

         (3) Investors for whom a BB&T correspondent bank or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

         (4) BB&T Fund shares purchased with the proceeds from a distribution from BB&T or an affiliate trust or agency account (this waiver applies only to the initial purchase of a BB&T Fund subject to a sales load);

         (5) Investors who beneficially hold Trust Shares of any Fund of the Group;

         (6) Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan or a 403(b) plan which by its terms permits purchases of Shares;

         (7) Investors whose shares are held of record by, and purchases made on behalf of, other investment companies distributed by the Distributor or its affiliated companies; and

         In addition, the Distributor may waive the sales charge for the purchase of a Fund's shares with the proceeds from the recent redemption of shares of another non-money market mutual fund that imposes a sales charge.
The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor or by his or her financial institution at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. The Distributor may also periodically waive the sales charge for all investors with respect to a Fund.

LETTER OF INTENT

         Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to invest a certain amount in Class A Shares of any of the Variable NAV Funds, i.e., those Funds which charge a sales charge, within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. When a purchaser enters into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the sales charge will be adjusted and used to purchase additional Shares of the Fund at the then current public offering price at the end of the 13 month period. This program may be modified or eliminated at any time or from time to time by the Group without notice.

         A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional Class A Shares subject to the rate of sales charge applicable to the actual amount of the aggregate purchases at the net asset value next calculated.

         For further information, interested investors should contact the Distributor. Letter of Intent privileges may be amended or terminated without notice at any time by the Distributor.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

         A Purchaser (as defined under "HOW TO PURCHASE AND REDEEM SHARES--Sales Charge -- Class A") may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of one or more of the Variable NAV Funds or by combining a current purchase of Class A Shares of a Variable NAV Fund with prior purchases of Shares of any Variable NAV Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of Class A Shares of any Variable NAV Fund sold with a sales charge plus (ii) the then current net asset value of all Class A Shares held by the Purchaser in any Variable NAV Fund. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

CLASS B SHARES

         Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and Shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Class B Shares convert automatically to Class A Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.

         Proceeds from the Contingent Deferred Sales Charge and the distribution and Shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission at its sole discretion.

CONTINGENT DEFERRED SALES CHARGE


Class A Shares



         Each Fund imposes a Contingent Deferred Sales Charge on Class A shares in certain circumstances. Under the Contingent Deferred Sales Charge arrangement, for sales of shares of $1,000,000 or more (including right of accumulation and Letters of Intent (see "How to Purchase and Redeem Shares")), the front-end sales charge will not be imposed (although the Distributor intends to pay its registered representatives and other dealers that sell Fund shares, out of its own assets, a fee of up to 1% of the offering price of such sales except on purchases exempt from the front end sales charge. However, if such shares are redeemed within twelve months after their purchase date, the redemption proceeds will be reduced by the 1.00% Contingent Deferred Sales Charge.



Class B Shares


         If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.

         The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

                                               CONTINGENT
                                                DEFERRED
                                            SALES CHARGE AS A
                YEAR(S)                       PERCENTAGE OF
                 SINCE                        DOLLAR AMOUNT
                PURCHASE                    SUBJECT TO CHARGE
                --------                    -----------------
                  0-1                             5.00%
                  1-2                             4.00%
                  2-3                             3.00%
                  3-4                             3.00%
                  4-5                             2.00%
                  5-6                             1.00%
                  6-7                              None
                  7-8                              None

         In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Class A Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

         To provide an example, assume you purchased 100 Shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional Shares through dividends paid in Shares. If you then make your first redemption of 50 Shares (proceeds of $600), 10 Shares will not be subject to charge because you received them as dividends. With respect to the remaining 40 Shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a Contingent Deferred Sales Charge at a rate of 4.00% (the applicable rate prior to the second anniversary after purchase).


         The Contingent Deferred Sales Charge is waived on redemption of
Shares: (i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70 1/2; (iii) provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature; (iv) for Investors who purchased Class B Shares of the Prime Money Market Fund or Class B

Shares of the U.S. Treasury Fund through the Cash Sweep Program at BB&T Treasury Services Division; and (v) for Investors who purchased through a participant directed defined contribution plan. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived:
(i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class B Shares of other Funds of the Group as described under "Exchange Privilege."


CONVERSION FEATURE

         Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Class A Shares and will be subject to the lower distribution and Shareholder service fees charged to Class A Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.

         For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

         If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the Group during the eight-year period, the Group will aggregate the holding periods for the shares of each Fund of the Group for purposes of calculating that eight-year period. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.

AUTO INVEST PLAN

         BB&T Mutual Funds Group Auto Invest Plan enables Shareholders to make regular purchases of Class A and Class B Shares through automatic deduction from their bank accounts. With Shareholder authorization, the Group's transfer agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account and will automatically invest that amount in Class A or Class B Shares at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $25 per Fund; the minimum amount for subsequent automatic investments in a Fund is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or supplemental sign-up form that can be acquired by calling the Distributor and attach a voided check and (for new Shareholders only) send a check for the initial $25 Fund Share purchase. For a Shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.


BB&T MUTUAL FUNDS GROUP INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

         A BB&T Mutual Funds Group IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A or Class B Shares for an IRA. BB&T Mutual Funds Group IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

         All BB&T Mutual Funds Group IRA distribution requests must be made in writing to BISYS Fund Services. Any additional deposits to a BB&T Mutual Funds Group IRA must distinguish the type and year of the contribution.

         For more information on a BB&T Mutual Funds Group IRA call the Group at (800) 228-1872. Investment in Shares of the North Carolina Fund and the South Carolina Fund would not be appropriate for any IRA. Shareholders are advised to consult a tax adviser on BB&T Mutual Funds Group IRA contribution and withdrawal requirements and restrictions.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

         Purchases of Class A or Class B Shares of the Funds will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for the Prime Money Market Fund or the U.S. Treasury Fund received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt.

         An order for the Prime Money Market Fund or the U.S. Treasury Fund received after the last Valuation Time on any Business Day will be executed at net asset value determined as of the next Valuation Time on the next Business Day. An order for a Variable NAV Fund received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order for a Variable

NAV Fund received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day.

         An order to purchase Class A Shares of the Prime Money Market Fund or the U.S. Treasury Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Group's custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Prime Money Market Fund or the U.S. Treasury Fund which is transmitted by federal funds wire will be available the same day for investment by the Group's custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Prime Money Market Fund or the U.S. Treasury Fund.

         Shares of the Prime Money Market Fund or the U.S. Treasury Fund purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Prime Money Market Fund or the U.S. Treasury Fund continue to earn dividends through the day before their redemption.


         Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the Group. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.


         The Group reserves the right to reject any order for the purchase of its Class A or Class B Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

EXCHANGE PRIVILEGE

CLASS A

         Class A Shares of each Fund may be exchanged for Class A Shares of the other Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Class A Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Class A Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Trust Shares of the other Funds only if the Shareholder becomes eligible to purchase Trust Shares. Only residents of North Carolina may exchange their Class A Shares of the other Funds for Class A Shares of the North Carolina Fund. Only residents of South Carolina may exchange their Class A Shares of the other Funds for Class A Shares of the South Carolina Fund. Shareholders may exchange their Class A Shares for Class A Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Class A Shares exchanged. Shareholders may exchange their

Class A Shares for Class A Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Class A Shares of the Prime Money Market Fund or the U.S. Treasury Fund, for which no sales load was paid, for Class A Shares of a Variable NAV Fund. Under such circumstances, the cost of the acquired Class A Shares will be the net asset value per share plus the appropriate sales load. If Class A Shares of the Prime Money Market Fund or the U.S. Treasury Fund were acquired in a previous exchange involving Shares of a Variable NAV Fund, then such Shares of the Prime Money Market Fund or the U.S. Treasury Fund may be exchanged for Shares of a Variable NAV Fund without payment of any additional sales load within a twelve month period. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

CLASS B


         Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this prospectus, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund, or the South Carolina Fund, and thus, as of the date of this prospectus, no exchanges could be effected for Class B Shares of these three Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.


         Class B Shares may not be exchanged for Class A Shares of the other Funds, and may be exchanged for Trust Shares of the other Funds only if the Shareholder becomes eligible to purchase Trust Shares. A Contingent Deferred Sales Charge will apply as described in "How To Purchase and Redeem Shares" -- "Class B Shares" to exchanges of Class B Shares for Trust Shares.

ADDITIONAL INFORMATION ABOUT EXCHANGES

         An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange. If a Shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the Shareholder's basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.

         A Shareholder wishing to exchange Class A or Class B Shares purchased directly from the Group may do so by contacting the Group at (800) 228-1872 or by providing instructions to the Transfer Agent. If not selected on the Account Registration form, the Shareholder will automatically receive Exchange privileges. A Shareholder wishing to exchange Class A or Class B Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern
Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The Group reserves the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days written notice.

         The Group's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

AUTO EXCHANGE PLAN


         BB&T Mutual Funds Group Auto Exchange enables Shareholders to make regular, automatic withdrawals from Class B Shares of a BB&T Mutual Fund and use those proceeds to benefit from dollar-cost- averaging by automatically making purchases of shares of another BB&T Mutual Fund. With shareholder authorization, the Group's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's account and will automatically invest that amount in Class B Shares of the BB&T Mutual Fund designated by the Shareholder at the public offering price on the date of such deduction. The Auto Exchange feature can only be used within the same class of shares. When the balance of the Fund you wish to transfer from becomes less than the requested Automatic Exchange amount, Automatic Exchanges will be discontinued. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their BB&T Mutual Fund account. The Auto Exchange feature can only be used within the same Class of Shares.

         Shareholders investing directly in Class B Shares of the U.S. Treasury Fund or Prime Money Market Fund, as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Fund or Prime Money Market Fund upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares have been withdrawn from the U.S. Treasury Fund or Prime Money Market Fund within two years of purchase.


         To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES

         Shareholders may redeem their Class A Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

         A written request for redemption must be received by the Group in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine,
(2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee.

See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

REDEMPTION BY TELEPHONE

         Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Group at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the Group's transfer agent, BB&T or the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Group's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group.

CHECK WRITING SERVICE

         Shareholders of Class A Shares of the Prime Money Market Fund and the U.S. Treasury Fund may write checks on Fund accounts for $100 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks. A check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder may not use a check to close his or her account. The Shareholder's account may be charged a fee for stopping payment of a check upon the Shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

AUTO WITHDRAWAL PLAN


         BB&T Mutual Funds Group Auto Withdrawal Plan enables Shareholders to make regular redemptions of Class A Shares and Class B Shares of a Fund. With Shareholder authorization, the Group's transfer agent will automatically redeem Class A Shares and Class B Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder. In certain cases, Class B Shareholders may redeem using the Auto Withdrawal Plan without paying a Contingent Deferred Sales Charge as described in "How to Purchase and Redeem Shares -- Contingent Deferred Sales Charge." Shareholders participating in the Auto Withdrawal Plan must maintain a minimum account balance of $1,000 in the Fund from which Class A Shares or Class B Shares are being redeemed. Purchase of additional Class A Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities.


         To participate in the Auto Withdrawal Plan, Shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.

PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Group or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. The Prime Money Market Fund and the U.S. Treasury Fund will attempt to honor requests from its Shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in a Fund has a value of less than $1,000. Accordingly, an investor purchasing Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and sends proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares of a Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.


         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.


                              DIVIDENDS AND TAXES

         Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, a Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.

         Dividends received by a Shareholder of a Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Fund.

         Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

         The net investment income of the Shares of the Prime Money Market Fund and the U.S. Treasury Fund is declared daily as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. The Prime Money Market Fund and the U.S. Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gain dividends" as described in the Code.

         The amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed the dividends on Class B Shares, as a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares.

         A dividend on the Shares of the North Carolina, South Carolina, Short-Intermediate and Intermediate Bond Funds is declared daily and paid monthly. A dividend on the Shares of the Growth and Income and Balanced Funds is declared and paid monthly. The Large Company Growth, Small Company Growth, the International Equity and Funds of Funds declare and pay dividends quarterly. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

         A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of declaration unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares.


         If you elect to receive distributions in cash and your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


         Dividends are generally taxable in the taxable year received.
However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

         Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the earnings and profits of a Fund as determined for tax purposes. Certain dividends paid by the Growth and Income, Balanced, Large Company Growth, Small Company Growth, and International Equity Funds, and so-designated by the Funds, may qualify for the dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim such a dividends received deduction with respect to a dividend from one of these Funds if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. Because all of the net investment income of the remaining Funds is expected to be interest income, it is anticipated that no distributions from such Funds will qualify for the dividends received deduction. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the Fund. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.



         Distributions are taxable to a Shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment (and thus were included in the price paid by the Shareholder).


         Dividends that are derived from interest on a Fund's investments in U.S. Government Securities and that are received by a Shareholder who is a North Carolina or South Carolina resident are currently eligible for exemption from those states' income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in North Carolina and South Carolina, as well as in other states, distributions of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.

         The foregoing is a summary of certain federal, state and local income tax consequences of investing in a Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in a Fund with specific reference to their own tax situation.

TAX CONSIDERATIONS RELATING TO THE INTERNATIONAL EQUITY FUND

         Dividends and certain interest income earned by the International Equity Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the International Equity Fund will make this election in certain years. The remaining Funds do not expect to be eligible to make this election. If the Fund makes the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities, so long as the shareholder held the Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income. Although a Fund of Funds may itself be entitled to a deduction for such taxes paid by a Fund in which the Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders.


         Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

TAX CONSIDERATIONS RELATING TO THE NORTH CAROLINA FUND AND THE SOUTH CAROLINA
FUND

         The portions of dividends paid for each year that are exempt from federal, and North Carolina or South Carolina income tax, respectively, will be designated within 60 days after the end of a Fund's taxable year and will be based for each of the North Carolina and South Carolina Funds upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different from the ratio of net tax-exempt income to total net income earned during any portion of the year. Thus, a Shareholder who holds Shares in either Fund for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while he or she was a Shareholder.

         Distributions will not be subject to North Carolina income tax if made to individual Shareholders residing in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions, or Guam, Puerto Rico, or the United States Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, or (ii) attributable to interest on direct obligations of the United States.

         Distributions will not be subject to South Carolina income tax if made to individual Shareholders residing in South Carolina or to trusts or estates subject to South Carolina income tax to the extent such distributions are either (i) attributable to interest on obligations of South Carolina or its political subdivisions, including any agencies, instrumentalities and authorities thereof, or (ii) attributable to interest on direct obligations of the United States.

         Distributions designated by the Funds as "exempt-interest dividends" are not generally subject to federal income tax. However, if the Shareholder receives Social Security or railroad retirement benefits, the Shareholder should consult his or her tax adviser to determine what effect, if any, an investment in a Fund may have on the taxation of such benefits.

         Dividends derived from interest income from certain types of securities in which the North Carolina Fund or the South Carolina Fund may invest may subject individual and corporate investors to liability under the federal alternative minimum tax. As a matter of policy, under normal market conditions, not more than 10% of a Fund's total assets will be invested in securities the interest on which is treated as a preference item for purposes of the federal alternative minimum tax for individuals. To the extent the North Carolina Fund or the South Carolina Fund invests in securities the interest on which is subject to federal alternative minimum tax, Shareholders, depending on their tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities. Interest income on all Tax-Exempt Obligations is included in "adjusted current earnings" for purposes of computing the alternative minimum tax applicable to corporate Shareholders of the North Carolina Fund or the South Carolina Fund.

         Under the Code, if a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed for North Carolina, South Carolina, and federal income tax purposes to the extent of the amount of such exempt-interest dividend, even though, in the case of North Carolina or South Carolina, some portion of such dividend actually may have been subject to North Carolina or South Carolina income tax. Although the Treasury Department is authorized to issue regulations reducing such period to as short as 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest, no such regulations have been issued as of the date of this Prospectus.

         The North Carolina Fund or the South Carolina Fund may at times purchase Tax-Exempt Obligations at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.


         To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount, securities lending transactions or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. Distributions by the North Carolina Fund and the South Carolina Fund of net gains on securities held for more than one year are taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the North Carolina Fund or the South Carolina Fund, except that distributions which are directly attributable to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995 are exempt from North Carolina State income tax. Distributions will be taxable as described above even if the net asset value of a Share in the North Carolina Fund or the South Carolina Fund is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities and the distribution is, as an economic matter, a return of capital. If a shareholder purchases mutual fund shares, receives a capital gain dividend (or is credited with an undistributed capital gain) and then sells the shares at a loss within 6 months after purchasing the shares, the loss is treated as a long-term capital loss to the extent of the capital gain dividend (or undistributed capital gain).




         Part or all of the interest on indebtedness incurred by a Shareholder to purchase or carry Shares of the North Carolina Fund or the South Carolina Fund is not deductible for federal, North Carolina and South Carolina income tax purposes. The portion of interest that is not deductible is equal to the total interest multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the Shareholder that are exempt-interest dividends. It is anticipated that none of the distributions from the North Carolina Fund or the South Carolina Fund will be eligible for the dividends received deduction for corporations.

         Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "Additional Tax Information Concerning the North Carolina Fund and the South Carolina Fund." However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the North Carolina Fund and the South Carolina Fund and their Shareholders. Accordingly, potential investors in the North Carolina Fund and the South Carolina Fund are urged to consult their tax advisers with specific reference to their own tax situation and in particular regard to state and local tax consequences of investment in the North Carolina Fund and the South Carolina Fund.


Tax Considerations Relating to the Funds of Funds



         The use of the fund-of-funds structure could affect the amount, timing and character of distributions to Shareholders. See "Taxation" in the Statement of Additional Information.

                     MANAGEMENT OF BB&T MUTUAL FUNDS GROUP

TRUSTEES OF THE GROUP


         Overall responsibility for management of the Group rests with the Board of Trustees of the Group, who are elected by the Shareholders of the Group. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The Trustees of the Group, their current addresses, and principal occupations during the past five years are as follows:



                                      POSITION(S) HELD                       PRINCIPAL OCCUPATION DURING
 NAME AND ADDRESS                       WITH THE GROUP                              THE PAST 5 YEARS
 ----------------                       --------------                              ----------------
 *Walter B. Grimm                     Chairman of the Board                From June, 1992 to present,
 3435 Stelzer Road                                                         employee of BISYS Fund Services;
 Columbus, OH 43219                                                        from 1987 to June, 1992,
                                                                           President of Leigh
                                                                           Consulting/Investments
                                                                           (investment firm).

 William E. Graham, Jr.               Trustee                              From January 1994 to present,
 1 Hannover Square                                                         Counsel, Hunton & Williams; from
 Fayetteville Street Mall                                                  1985 to December, 1993, Vice
 P.O. Box 109                                                              Chairman, Carolina Power & Light
 Raleigh, NC 27602                                                         Company

 Thomas W. Lambeth                    Trustee                              From 1978 to present, Executive
 101 Reynolda Village                                                      Director, Z. Smith Reynolds
 Winston-Salem,                                                            Foundation
 NC 27106

 W. Ray Long                          Trustee                              Retired; Executive Vice
 434 Fayetteville Street Mall                                              President, Branch Banking and
 Raleigh, NC 27601                                                         Trust Company

 Robert W. Stewart                    Trustee                              Retired; Chairman and Chief
 201 Huntington Road                                                       Executive Officer of Engineered
 Greenville, SC 29615                                                      Custom Plastics Corporation from
                                                                           1969 to 1990



*        Indicates an "interested person" of the Group as defined in the 1940
Act.


         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the Group for acting as a Trustee. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Group for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as Transfer Agent and for providing fund accounting services to the Group. Walter B. Grimm is an employee of BISYS Fund Services.


INVESTMENT ADVISER


         BB&T is the investment adviser of each Fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 1997, BB&T Corporation had assets of approximately $29.2 billion. Through its subsidiaries, BB&T Corporation operates over 540 banking offices in Maryland, North Carolina, South Carolina, Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.



         In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the Group, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the Group. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 16 years and currently manages assets of more than $3.37 billion.



         Subject to the general supervision of the Group's Board of Trustees and in accordance with the investment objectives and restrictions of a Fund, BB&T (and, with respect to the Small Company Growth Fund, BFMI, with respect to the International Equity Fund, BlackRock International, and, with respect to the Prime Money Market Fund, BIMC) manages the Funds, makes decisions with respect to, and places orders for, all purchases and sales of its investment securities, and maintains its records relating to such purchases and sales.


         Under an investment advisory agreement between the Group and BB&T, the fee payable to BB&T by the Prime Money Market Fund and the U.S. Treasury Fund for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of forty one hundredths of one percent (.40%) of each Fund's average daily net assets; sixty one-hundredths of one percent (.60%) of each Fixed Income Funds' and the North Carolina and South Carolina Funds' average daily net assets; and seventy-four one-hundredths of one percent (.74%) of the Large Company Growth Fund's, the Growth and

Income Fund's and the Balanced Fund's average daily net assets; one percent (1.00%) of the Small Company Growth and International Equity Funds' average daily net assets, or (b) such fee as may from time to time be agreed upon in writing by the Group and BB&T. A fee agreed to in writing from time to time by the Group and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.


         For the fiscal year ended September 30, 1998, the Funds paid the following investment advisory fees for Funds that had operated for that entire year: the Prime Money Market Fund paid 0.30% of its average daily net assets; the U.S. Treasury Fund paid 0.40% of its average daily net assets; each of the Short-Intermediate, Intermediate Bond, North Carolina, Growth and Income, and Balanced Funds, after voluntary fee reductions, paid 0.50% of its average daily net assets; and each of the Small Company Growth and International Equity Funds paid 1.00% of its average daily net assets. The South Carolina Fund, the Funds of Funds, and the Large Company Growth Fund had operations for less than a full fiscal year.


         The persons primarily responsible for the management of each of the Variable NAV Funds of the Group other than the Small Company Growth and International Equity Funds (which are managed by sub-advisers, described below), as well as their previous business experience, are as follows:

      PORTFOLIO MANAGER                                   BUSINESS EXPERIENCE
      -----------------                                   -------------------
Keith F. Karlawish                Manager of the Intermediate Bond Fund and Short-Intermediate Fund since September, 1994.  From
                                  June, 1993 to September, 1994, Mr. Karlawish was Assistant Manager of the Intermediate Bond Fund
                                  and  the Short-Intermediate Fund.  From September, 1991 to June, 1993, he was a Financial Analyst
                                  Team Leader for Branch Banking and Trust Co.  Mr. Karlawish earned a B.S. in Business
                                  Administration from the University of Richmond, an MBA from the University of North Carolina at
                                  Chapel Hill and is a Chartered Financial Analyst

Richard B. Jones                  Manager of the Growth and Income Fund since February 1, 1993.  Since 1987, Mr. Jones has been a portfolio manager in the BB&T Trust Division.  He is a Chartered Financial Analyst, and holds a
                                  B.S. in Business Administration from Miami (Ohio) University and an MBA from Ohio State
                                  University.

David R. Ellis                    Manager of the Balanced Fund since its inception and Manager of the Funds of Funds since inception.  Since 1986, Mr. Ellis

                                  has been a portfolio manager in the BB&T Trust Division.  He holds a B.S. degree in Business
                                  Administration from the University of North Carolina at Chapel Hill.

C. Steven Brennaman               Manager of the North Carolina Fund since January, 1988 and manager of the South Carolina Fund since its inception.  Mr. Brennaman joined BB&T after its merger with United Carolina Bank in
                                  July, 1997.  He has been a Senior Portfolio Manager with UCB since June, 1995.  Mr. Brennaman holds a B.A. degree in Political Science from Mercer University and a M.S. degree in Management from Troy State University.

Daniel J. Rivera                  Manager of the Large Company Growth Fund since its inception, Mr. Rivera joined the BB&T staff in
                                  July, 1997, after BB&T's merger with United Carolina Bank.  He had been Director of Investments at
                                  UCB since January, 1994.  Mr. Rivera received a Bachelors degree in Languages from the Virginia
                                  Military Institute, and is a Chartered Financial Analyst.

INVESTMENT SUB-ADVISERS


         BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation) serves as the Investment Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BIMC manages the Fund, selects investments and places all orders for purchases and sales of the Prime Money Market Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.



         BIMC is a wholly owned subsidiary of BlackRock Advisors, Inc. ("BAI") (formerly PNC Asset Management Group, Inc.). BAI was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park Avenue, 29th Floor, New York, New York 10154. BAI is an indirect majority-owned subsidiary of PNC Bank Corp., a diversified financial services company. BIMC's principal business address is 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.



         As sub-adviser, BIMC is responsible for the day-to-day management of the Prime Money Market Fund, and generally makes all purchase and sale investment decisions for the Fund. BIMC also provides research and credit analysis. Portfolio transactions for the Fund may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.

         For its services and expenses incurred under the Sub-Advisory Agreement, BIMC is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the annual rate of nine one-hundredths of one percent (.09%) or such lower fee as may be agreed upon in writing by BB&T and BIMC.



         BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company) serves as the Investment Sub-Adviser to the Small Company Growth Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BFMI manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the Small Company Growth Fund's investment objective, policies and restrictions.



         The person primarily responsible for the management of the Small Company Growth Fund is William J. Wykle. Mr. Wykle has served as the Manager of the Small Company Growth Fund since its inception. Mr. Wykle has been an investment manager with BFMI since 1995 and has been the portfolio manager of the BlackRock Funds(SM) Small Cap Growth Equity Portfolio since its inception. From 1986 to 1992, he was an investment manager at PNC Bank and its predecessor, Provident National Bank.



         BFMI is an indirect majority-owned subsidiary of PNC Bank, National Association ("PNC Bank"), the former Sub-Adviser to the Small Company Growth Fund, with offices located at 1600 Market Street, Philadelphia, Pennsylvania 19103. At September 30, 1998, BFMI had approximately $70 billion in discretionary assets under management, including $24 billion in mutual fund portfolios. PNC Bank is a wholly-owned indirect subsidiary of PNC Bank Corp. PNC Bank Corp., a bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest diversified financial services companies in the United States and operates eight lines of business; regional community banking, corporate banking, national consumer banking, private banking, mortgage banking, secured lending, asset management and mutual fund servicing. Financial products and services are offered nationally and in PNC Bank's primary geographic markets in Pennsylvania, New Jersey, Delaware, Ohio and Kentucky. PNC Bank's origins, and in particular its trust administration services, date back to the mid-to-late 1800s. During the first nine months of 1998, PNC Bank's fixed income, equity and liquidity businesses were consolidated under BlackRock, Inc., BFMI's indirect parent. This combination created one of the largest asset managers in the United States with $122 billion in assets under management as of September 30, 1998.



         For its services and expenses incurred under the Sub-Advisory Agreement, BFMI is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Small Company Growth Fund's average daily net assets), which vary according to the level of Fund assets:

         FUND ASSETS              ANNUAL FEE
         -----------              ----------
         Up to $50 million              0.50%
         Next $50 million               0.45%
         Over $100 million              0.40%



         BlackRock International, Ltd. ("BlackRock International") (formerly CastleInternational Asset Management Limited) serves as the Investment Sub-Adviser to the International Equity Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BlackRock International manages the Fund, selects investments and places all orders for purchases and sales of the International Equity Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the International Equity Fund's investment objective, policies, and restrictions.



         BlackRock International, formed in 1996, with its primary office at 7 Castle Street, Edinburgh, Scotland, EH2 3AH, is an indirect majority-owned subsidiary of PNC Bank Corp. As of September 30, 1998, BlackRock International had approximately $1.8 billion in discretionary assets under management, including five mutual fund portfolios and three tax exempt institutional portfolios.



         For its services and expenses incurred under the Sub-Advisory Agreement, BlackRock International is entitled to a fee, payable by BB&T. The fee is computed daily and paid quarterly at the following annual rates (as a percentage of the International Equity Fund's average daily net assets), which vary according to the level of Fund assets:



         FUND ASSETS                                                   ANNUAL FEE
         -----------                                                   ----------
         Up to $50 million                                                0.50%
         Next $50 million                                                 0.45%
         Over $100 million                                                0.40%



         The person primarily responsible for the management of the International Equity Fund is Gordon Anderson. Mr. Anderson has served as Managing and Investment Director of BlackRock International since 1996. Prior to joining BlackRock International, Mr. Anderson was the Investment Director of Dunedin Fund Managers Ltd. Mr. Anderson has been the Portfolio Manager for the BlackRock Funds(SM) International Equity Portfolio since 1996.


ADMINISTRATOR AND DISTRIBUTOR


         BISYS Fund Services, Inc. is the administrator for each Fund. BISYS Fund Services LP acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the Group's Board of Trustees. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

         The Administrator generally assists in all aspects of a Fund's administration and operation. Under a management and administration agreement between the Group and the Administrator, the fee payable by a Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of a Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and the Administrator. A fee agreed to in writing from time to time by the Group and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


         For the fiscal year ended September 30, 1998, the Funds paid the following Administration fees (as a percentage of each Fund's average daily net assets): 0.20% for each of the Intermediate Bond Fund, the Growth and Income Fund, the Balanced Fund, the International Equity Fund, and the Small Company Growth Fund; 0.17% for the Short-Intermediate Fund; 0.15% for the U.S. Treasury Fund and the North Carolina Fund; and 0.11% for the Prime Money Market Fund. The Funds of Funds, the South Carolina Fund, and the Large Company Growth Fund had operations of less than a full fiscal year.


EXPENSES

         BB&T and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Group's Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.


         For the periods ended September 30, 1998, each Fund's total operating expenses for Class A Shares were as follows (as a percentage of average daily net assets of each Fund): Prime Money Market Fund: 0.55%; U.S. Treasury Fund:
0.86%; Short-Intermediate Fund: 1.06%; Intermediate Bond Fund: 1.09%; South Carolina Fund: 1.04%; North Carolina Fund: 0.96%; Growth and Income Fund:
1.10%; Balanced Fund: 1.17%; Large Company Growth Fund: 1.39%; Small Company Growth Fund: 1.86%; and International Equity Fund: 1.75%. Absent fee waivers, these operating expenses would have been: Prime Money Market Fund: 1.43%; U.S. Treasury Fund: 1.26%; Short-Intermediate Fund: 1.44%; Intermediate Bond Fund:
1.44%; South Carolina Fund: 1.97%; North Carolina Fund: 1.48%; Growth and Income Fund: 1.59%; Balanced Fund: 1.66%; Large Company Growth Fund: 1.87%; Small Company Growth Fund: 2.11%; and International Equity Fund: 2.01%.



         For the fiscal year ended September 30, 1998, each Fund's total operating expenses for Class B Shares were as follows (as a percentage of average daily net assets of each Fund): Prime Money Market Fund: 1.64%; U.S. Treasury Fund: 1.61%; Intermediate Bond Fund: 1.84%; Growth and Income Fund:
1.85%; Balanced Fund: 1.92%; Large Company Growth Fund: 2.14%; Small Company Growth Fund: 2.61%; and International Equity Fund: 2.50%. Absent fee waivers, these operating expenses would have been: Prime Money Market Fund: 1.99%; U.S Treasury Fund: 1.76%; Intermediate Bond Fund: 1.94%; Growth and Income Fund:
2.09%; Balanced Fund: 2.16%; Large Company Growth Fund: 2.37%; and International Equity Fund: 2.51%.


         The organizational expenses of the Prime Money Market Fund, the South Carolina Fund, the Large Company Growth Fund, the Funds of Funds and the Small Company Growth Fund have been capitalized and are being amortized in the first two years of the Fund's operations. Such amortization will reduce the amount of income available for payment as dividends.

BANKING LAWS


         BB&T, BIMC, BFMI, and BlackRock International each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the Group contemplated by its investment advisory agreement with the Group and investment and sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the Group. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T, BIMC, BFMI, and BlackRock International could continue to perform such services for the Group. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.

DISTRIBUTION PLAN


         The Group's Class A and Class B Shares are sold on a continuous basis by the Distributor. Under the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"), a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of Class A Shares of each Fund and one percent (1.00%) of the average daily net assets of Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor has agreed with the Group to reduce its fee under the Distribution Plan to an amount not to exceed twenty-five one-hundredths of one percent (0.25%) of the average daily net assets of Class A Shares of each Fund (in the case of the North Carolina Fund and the South Carolina Fund 0.15% of the average daily net assets of the Class A Shares of each Fund). The Distributor may use the distribution fee to provide distribution assistance with respect to a Fund's Class A and Class B
Shares or to provide shareholder services to the        holders of such Shares.
The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class A and Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class A and Class B Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

         The Distribution Plan also contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Group's Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Group will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Group to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.



         Portfolio Brokerage. When placing orders for the Group's securities transactions, BB&T or a Fund's respective sub-adviser will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. BB&T or a Fund's respective sub-adviser may use a qualified affiliated broker or dealer of BB&T to execute the Group's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


         The Group was organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The Group has an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into fourteen series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund. Each Fund is authorized to issue three classes of shares: Class A, Class B and Trust Shares. Currently, the Short-Intermediate Fund, the
North Carolina Fund and the South Carolina Fund are not offering Class B Shares. Shareholders investing directly in Class B Shares of the U.S. Treasury Fund or Prime Money Market Fund, as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Fund or Prime Money Market Fund upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the U.S. Treasury Fund or Prime Money Market Fund within two years of purchase. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).



         Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, Shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, and (iii) only the holders of Class A and Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such classes.


         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Group or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Group or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Group or such

Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Group or such Fund.

         Overall responsibility for the management of the Group is vested in the Board of Trustees. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Trustees of the Group." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION-- Miscellaneous" in the Statement of Additional Information for further information.

         Although the Group is not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the Group's outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the Group. Shareholder inquiries should be directed to the Secretary of the Group at 3435 Stelzer Road, Columbus, Ohio 43219.


         As of October 29, 1998 the following person owned of record or beneficially more than 25% of the Class A Shares of the U.S. Treasury Money Market Fund:



                                                                                 Percent Owned
                                                                                 -------------
Name and Address                           Total Shares                   Record Only      Beneficially
----------------                           ------------                   -----------      ------------

                          U.S. Treasury Money Market Fund - Class A Shares
                          ------------------------------------------------
National Financial Services Corp.           31,195,208.82                        73.913%
For the Exclusive Benefit of
Our Customers
P.O. Box 3752 Church Street Station
New York, NY  10008-3752


Accordingly, National Financial Services Corp. may be deemed to be a "controlling person" of the Class A Shares of the U.S. Treasury Money Market Fund.

              Capital Manager Moderate Growth Fund - Class A Shares



WIlliam H. Peeler                          94,027.660                            70.990
and Betty P. Peeler
JTWROS
3802 Old Sptg Hwy.
Moore, SC  29369



Accordingly, William H. Peeler and Betty P. Peeler may be deemed to be "controlling persons" of the Class A Shares of the Capital Manager Moderate Growth Fund.



            Capital Manager Conservative Growth Fund - Class A Shares



Branch Banking & Trust Co.        6,259.342                               52.779
Lorraine K. Cauthen
IRA
108 Strawberry Lane
Clemson, SC  29631



Accordingly, Lorraine K. Cauthen may be deemed to be a "controlling person" of the Class A Shares of the Capital Manager Conservative Growth Fund.


CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

         Bank of New York serves as the Custodian for the International Equity Fund. Star Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for all other Funds of the Group.


         BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the Group.


OTHER CLASSES OF SHARES

         In addition to Class A and Class B Shares, the Group also offers Trust Shares of each Fund. Trust Shares are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Trust Shares are sold at net asset value and are not subject to a sales charge or a Distribution Plan fee. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the Fund. For further details regarding eligibility requirements for the purchase of Trust Shares, call the Distributor at (800) 228-1872.

PERFORMANCE INFORMATION

         From time to time, the Prime Money Market Fund's and the U.S. Treasury Fund's annualized "yield" and "effective yield" and total return for Class A and Class B Shares may be presented in advertisements, sales literature and Shareholder reports. The "yield" of the Prime Money Market Fund and the U.S. Treasury Fund is based upon the income earned by the Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Group and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

         Total return is calculated for the past year and the period since the establishment of each Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Money Market Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

         From time to time performance information of a Variable NAV Fund showing its average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. In addition, tax equivalent yield may be presented in advertisements, sales literature and shareholder reports of the North Carolina Fund and the South Carolina Fund. Average annual total return will be calculated for the period since the establishment of a Fund and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of an investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the net investment income per Share for a Variable NAV Fund earned during a recent 30-day period by the Fund's per Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the results.

         The North Carolina Fund and the South Carolina Fund may also advertise their tax equivalent yield, which reflects the amount of income subject to federal income taxation that a taxpayer would have to earn in order to obtain the same after-tax income as that derived from the yield of the Fund. The tax equivalent yield will be significantly higher than the yield of the North Carolina Fund or the South Carolina Fund.

         Each Fund may also present its average annual total return, aggregate total return, yield and/or tax equivalent yield, as the case may be, excluding the effect of a sales charge, if any.

         The Variable NAV Funds may also calculate a distribution rate. Distribution rates will be computed by dividing the distribution per Share of a class made by a Fund over a twelve-month period by the maximum offering price per Share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, and may include returns of principal, whereas yield does not include such items. Each of the Funds do not intend to publish distribution rates in Fund advertisements but may publish such rates in supplemental sales literature. Distribution rates may also be presented excluding the effect of a sales charge, if any.

         Yield, effective yield, total return and distribution rate will be calculated separately for each Class of Shares. Because Class A Shares are subject to lower Distribution Plan fees than Class B Shares, the yield and total return for Class A Shares will be higher than that of the Class B Shares for the same period. Because Trust Shares are not subject to Distribution Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A and Class B Shares for the same period.

         Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc., IBC/Donoghue's MONEY FUND REPORT and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

         Information about the performance of a Fund is based on a Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in a Fund are not reflected in the Group's performance information.

         Further information about the performance of each Fund of the Group is contained in the Group's annual report to Shareholders, which may be obtained without charge by calling (800) 228-1872.

MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the investment operations of each of the Funds and annual financial statements audited by independent public accountants.

         Inquiries regarding the Group may be directed in writing to the Group at the following address: the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                               INVESTMENT ADVISER
                        Branch Banking and Trust Company
                          434 Fayetteville Street Mall
                               Raleigh, NC  27601



                                 ADMINISTRATOR
                           BISYS Fund Services, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219



                                  DISTRIBUTOR
                             BISYS Fund Services LP
                               3435 Stelzer Road
                               Columbus, OH 43219


                                 LEGAL COUNSEL
                                  Ropes & Gray
                              One Franklin Square
                              1301 K Street, N.W.
                                 Suite 800 East
                              Washington, DC 20005

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                               3435 Stelzer Road
                               Columbus, OH 43219

                                    AUDITORS
                             KPMG Peat Marwick LLP
                        Two Nationwide Plaza, Suite 1600
                               Columbus, OH 43215

                             CROSS REFERENCE SHEET

                    PROSPECTUS FOR BB&T MUTUAL FUNDS GROUP

                                 TRUST SHARES

Part A Item                                                       Prospectus Caption
-----------                                                       ------------------
Cover Page....................................................    Cover Page

Financial
   Highlights.................................................    Selected Per Share Data and Ratios;
                                                                  Performance


Synopsis......................................................    Fee Table

General Description
   of Registrant..............................................    BB&T Mutual Funds Group; Investment Objective
                                                                  and Policies; Investment Restrictions; General
                                                                  Information - Description of the Group and Its
                                                                  Shares

Management of BB&T
   Mutual Funds Group.........................................    Management of BB&T Mutual Funds Group; General
                                                                  Information - Custodian and Transfer Agent
Capital Stock and
   Other Securities...........................................    BB&T Mutual Funds Group; How to Purchase and
                                                                  Redeem Shares; Dividends and Taxes; General
                                                                  Information - Description of the Group and Its
                                                                  Shares; General Information -Miscellaneous
Purchase of Securities
   Being Offered..............................................    Valuation of Shares; How to Purchase and Redeem
                                                                  Shares

Redemption or Repurchase......................................    How to Purchase and Redeem  Shares

Legal Proceedings.............................................    Inapplicable

                               MONEY MARKET FUNDS

                             Prime Money Market Fund
                         U.S. Treasury Money Market Fund


                                   BOND FUNDS

                 Short-Intermediate U.S. Government Income Fund
                     Intermediate U.S. Government Bond Fund
                    North Carolina Intermediate Tax-Free Fund
                    South Carolina Intermediate Tax-Free Fund

                                   STOCK FUNDS

                          Growth and Income Stock Fund
                                  Balanced Fund
                            Large Company Growth Fund
                            Small Company Growth Fund
                            International Equity Fund


                                 FUNDS OF FUNDS

                    Capital Manager Conservative Growth Fund
                      Capital Manager Moderate Growth Fund
                           Capital Manager Growth Fund


                                  TRUST SHARES


                         BRANCH BANKING & TRUST COMPANY
                               INVESTMENT ADVISER

                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR



                       PROSPECTUS DATED FEBRUARY 1, 1999

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
The Group...............................................................................................
Fee Table...............................................................................................
Financial Highlights....................................................................................
Investment Objectives and Policies......................................................................
Investment Restrictions.................................................................................
Valuation of Shares.....................................................................................
How to Purchase and Redeem Shares.......................................................................
Dividends and Taxes.....................................................................................
Management of BB&T Mutual Funds Group...................................................................
General Information.....................................................................................












       NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             BB&T MUTUAL FUNDS GROUP


3435 Stelzer Road                                   For current yield, purchase,
Columbus, Ohio 43219                                 and redemption information,
Investment Adviser: Branch Banking                           call (800) 228-1872
and Trust Company ("BB&T")                           TDD/TTY call (800) 300-8893


       THE BB&T MUTUAL FUNDS GROUP (the "Group") is an open-end management investment company offering to the public fourteen separate investment funds (each a "Fund"). Each Fund of the Group offers multiple classes of units of beneficial interest ("Shares"). Three of the Funds, (the "Funds of Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group (the "Underlying Funds"). The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group.

       THE BB&T PRIME MONEY MARKET FUND (the "Prime Money Market Fund") seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. The Prime Money Market Fund seeks to maintain a constant net asset value of $1.00 per share.

       THE BB&T U.S. TREASURY MONEY MARKET FUND (the "U.S. Treasury Fund"), seeks current income with liquidity and stability of principal, through investment exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements. The U.S. Treasury Fund seeks to maintain a constant net asset value of $1.00 per share.

AN INVESTMENT IN THE PRIME MONEY MARKET FUND AND THE U.S. TREASURY FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

       THE BB&T SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND (the "Short-Intermediate Fund") seeks current income consistent with the preservation of capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, some of which may be subject to repurchase agreements, and high grade collateralized mortgage obligations.

       THE BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND (the "Intermediate Bond Fund") seeks current income consistent with the preservation of capital through investment of at least 65% of its assets in bonds issued or guaranteed by the U.S. Government or its agencies or instrumentalities, some of which may be subject to repurchase agreements.

       THE BB&T NORTH CAROLINA INTERMEDIATE TAX-FREE FUND (the "North Carolina Fund") seeks to produce a high level of current interest income which is exempt from both federal income tax and North Carolina personal income tax. Normally, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions.

       THE BB&T SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND (the "South Carolina Fund") seeks to produce a high level of current interest income which is exempt from both federal income tax and South Carolina personal income tax. Normally, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions.

       THE NORTH CAROLINA FUND AND THE SOUTH CAROLINA FUND ARE NON-DIVERSIFIED FUNDS AND THEREFORE MAY EACH HAVE LESS DIVERSIFICATION PER ISSUER THAN DIVERSIFIED FUNDS.

       THE BB&T GROWTH AND INCOME STOCK FUND (the "Growth and Income Fund") seeks capital growth, current income or both, through investment in stocks.

       THE BB&T BALANCED FUND (the "Balanced Fund") seeks to obtain long-term capital growth and produce current income through investment in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

       THE BB&T LARGE COMPANY GROWTH FUND (the "Large Company Growth Fund") seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies.

       THE BB&T SMALL COMPANY GROWTH FUND (the "Small Company Growth Fund") seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

       THE BB&T INTERNATIONAL EQUITY FUND (the "International Equity Fund") seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.

       THE BB&T CAPITAL MANAGER CONSERVATIVE GROWTH FUND (the "Capital Manager Conservative Growth Fund") seeks capital appreciation and income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

       THE BB&T CAPITAL MANAGER MODERATE GROWTH FUND (the "Capital Manager Moderate Growth Fund") seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

       THE BB&T CAPITAL MANAGER GROWTH FUND (the "Capital Manager Growth Fund") seeks capital appreciation by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity securities.

       This Prospectus relates to the Trust Shares of the Group, which are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Through a separate prospectus, the Group also offers Class A and Class B Shares, which are offered to the general public. Additional information about each of the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information and the prospectus relating to the Class A and Class B Shares are available upon request without charge by writing to the Group or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

       This Prospectus sets forth concisely the information about the Group's Trust Shares that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

       SHARES OF THE BB&T MUTUAL FUNDS GROUP ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is February 1, 1999.

                              PROSPECTUS SUMMARY

The Group                   BB&T Mutual Funds Group (the "Group"), a
                            Massachusetts business trust, is an open-end
                            management investment company which currently
                            consists of fourteen separately managed portfolios
                            (each a "Fund"). Three of the Funds (the "Funds of
                            Funds") offer Shareholders a professionally-managed
                            investment program by purchasing shares of other
                            Funds of the Group (the "Underlying Funds"). The
                            remaining eleven Funds primarily invest in
                            securities of issuers unrelated to the Group. Each
                            Fund is authorized to offer three classes of Shares:
                            Class A, Class B and Trust Class. As of the date of
                            this prospectus, Class B Shares were not yet being
                            offered in the Short-Intermediate, North Carolina
                            and South Carolina Funds. This prospectus relates to
                            only the Trust Shares.

Investment Objective and
  Policies THE PRIME MONEY MARKET FUND seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

                            THE U.S. TREASURY FUND seeks current income with liquidity and stability of principal through investing exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

                            THE SHORT-INTERMEDIATE FUND seeks current income consistent with the preservation of capital through investment in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and high grade collateralized mortgage obligations, some of which may be subject to repurchase agreements.

                            THE INTERMEDIATE BOND FUND seeks current income consistent with the preservation of capital through investment of at least 65% of its assets in bonds issued or guaranteed by the U.S. Government or its agencies or its instrumentalities, some of which may be subject to repurchase agreements.

                            THE NORTH CAROLINA FUND seeks to produce a high level of current interest income which is exempt from both federal income tax and North Carolina personal income tax, normally by investing at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions.

                            THE SOUTH CAROLINA FUND seeks to produce a high level of current interest income which is exempt from both federal income tax and South Carolina personal income tax, normally by investing at least
                            90% of its total assets in high grade obligations issued by or on behalf of the State of South
                            Carolina and its political subdivisions.

                            THE GROWTH AND INCOME FUND seeks capital growth, current income or both, primarily through investment in stocks.

                            THE BALANCED FUND seeks to obtain long-term capital growth and to produce current income through investment in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

                            THE LARGE COMPANY GROWTH FUND seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies.

                            THE SMALL COMPANY GROWTH FUND seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

                            THE INTERNATIONAL EQUITY FUND seeks long-term capital appreciation through investment primarily in equity securities of foreign issuers.

                            THE CAPITAL MANAGER CONSERVATIVE GROWTH FUND seeks capital appreciation and income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

                            THE CAPITAL MANAGER MODERATE GROWTH FUND seeks capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

                            THE CAPITAL MANAGER GROWTH FUND seeks capital appreciation by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity securities.

Funds of Funds              Capital Manager Conservative Growth, Capital Manager
                            Moderate Growth and Capital Manager Growth Funds
                            intend to primarily invest in the shares of other
                            BB&T mutual funds.

Investment Risks            Each Fund's performance may change daily based on
                            many factors including interest rate levels, the
                            quality of the obligations in each Fund's portfolio,
                            and market conditions. An investment in the North
                            Carolina Fund and the South Carolina Fund involves
                            special risk considerations. (See "Other Investment
                            Policies of the North Carolina Fund and the South
                            Carolina Fund.") An investment in the International
                            Equity Fund and the Prime Money Market Fund may
                            involve special risk considerations. (See "Foreign
                            Investments.") The net asset value of the Funds of
                            Funds will fluctuate with changes in the equity
                            markets and the value of the Underlying Funds in
                            which they invest. For a complete description of the
                            manner in which the Funds of Funds will allocate
                            their assets among the Underlying Funds, and the
                            special risk considerations applicable to the Funds
                            of Funds, see "The Funds of Funds."

Offering                    Price The public offering price of the Prime Money
                            Market Fund and the U.S. Treasury Fund is equal to the net asset value per Trust Share, which each Money Market Fund will seek to maintain at $1.00.

                            The public offering price of the Short-Intermediate, Intermediate Bond, North Carolina, South Carolina,
                            Growth and Income, Balanced, Large Company Growth,
                            Small Company Growth, International Equity, Capital
                            Manager Conservative Growth, Capital Manager
                            Moderate Growth, and Capital Manager Growth Funds is equal to that Fund's net asset value per Trust
                            Share. (See "HOW TO PURCHASE AND REDEEM
                            SHARES--Purchases of Trust Shares.")

Minimum Purchase            No minimum purchase applies to purchases of Trust
                            Shares.
Investment Adviser          Branch Banking and Trust Company ("BB&T"), Raleigh,
                            North Carolina.

Sub-Advisors                      BlackRock Institutional Management Corporation
                                  ("BIMC"), Wilmington, Delaware, serves as the
                                  Sub-

                                  Advisor to the Prime Money Market Fund.
                                  BlackRock Financial Management, Inc. ("BFMI"),
                                  Philadelphia, Pennsylvania, serves as the
                                  Sub-Advisor to the Small Company Growth Fund.
                                  BlackRock International, Ltd. ("BlackRock
                                  International"), Edinburgh, Scotland, serves as the Sub-Advisor to the International
                                  Equity Fund.

Dividends                   The Prime Money Market, U.S. Treasury, North
                            Carolina, South Carolina, Short-Intermediate, and
                            Intermediate Bond Funds declare dividends daily and
                            pay such dividends monthly. The Growth and Income
                            and Balanced Funds declare and pay dividends
                            monthly. The Large Company Growth Fund, Small
                            Company Growth Fund, International Equity Fund, and
                            the Funds of Funds declare and pay dividends
                            quarterly.

Distributor                 BISYS Fund Services LP, Columbus, Ohio.


                                    THE GROUP


       BB&T Mutual Funds Group (the "Group") is an open-end management investment company. The Group consists of fourteen series of units of beneficial interest ("Shares"), each representing interests in one of fourteen separate investment funds (each a "Fund"). Three of the Funds (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group (the "Underlying Funds"). The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group. Each Fund is authorized to offer three classes of Shares: Class A Shares, Class B Shares and Trust Shares. However, as of the date of this prospectus, Class B Shares were not yet being offered in the Short-Intermediate, North Carolina and South Carolina Funds.

                                    FEE TABLE

       The following Fee Table and example summarize the various costs and expenses that a Shareholder of Trust Shares of the Funds will bear, either directly or indirectly.


                                             PRIME                   U.S.                 SHORT-               INTERMEDIATE
                                         MONEY MARKET              TREASURY            INTERMEDIATE                BOND
                                             FUND                    FUND                  FUND                    FUND
                                             ----                    ----                  ----                    ----

                                         TRUST CLASS             TRUST CLASS           TRUST CLASS             TRUST CLASS
                                         -----------             -----------           -----------             -----------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                             0%                     0%                    0%                    0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)               0%                     0%                    0%                    0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)                              0%                     0%                    0%                    0%
Redemption Fees (as a percentage
  of amount redeemed, if applicable)(2)       0%                     0%                    0%                    0%
Exchange Fee                                $ 0                    $ 0                   $ 0                   $ 0
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
Management Fees (after voluntary
  fee reductions)                          0.20%(3)               0.30%(3)              0.50%(3)              0.50%(3)
12b-1 Fee                                     0%                     0%                    0%                    0%
Other Expenses                             0.35%(4)               0.31%(4)              0.31%(4)              0.34%
                                         ----------             ----------            ----------            ----------
Total Fund Operating Expenses
  (after voluntary fee reductions)         0.55%(5)               0.61%                 0.81%(5)              0.84%(5)
                                         ==========             ==========            ==========            ==========

                                                  NORTH     SOUTH       GROWTH                   LARGE       SMALL     INTERNATIONAL
                                                CAROLINA  CAROLINA    AND INCOME   BALANCED     COMPANY     COMPANY       EQUITY
                                                  FUND      FUND         FUND        FUND     GROWTH FUND  GROWTH FUND     FUND
                                                  ----      ----         ----        ----     -----------  -----------     ----

                                                  TRUST     TRUST        TRUST       TRUST       TRUST       TRUST         TRUST
                                                  CLASS     CLASS        CLASS       CLASS       CLASS       CLASS         CLASS
                                                  -----     -----        -----       -----       -----       -----         -----

SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                                    0%        0%           0%          0%          0%          0%            0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of
   offering price)                                   0%        0%           0%          0%          0%          0%            0%
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as applicable)                0%        0%           0%          0%          0%          0%            0%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(2)                 0%        0%           0%          0%          0%          0%            0%
Exchange Fee                                       $ 0       $ 0          $ 0        $  0         $ 0         $ 0           $ 0
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees (after voluntary fee
   reductions)                                   0.50%(3)    0.30%(3)    0.50%(3)    0.50%(3)    0.50%(3)    1.00%         1.00%
12b-1 Fees                                           0%        0%           0%          0%          0%          0%            0%
Other Expenses  (after voluntary
  fee reductions)                                0.31%(4)    0.58%(4)    0.35%       0.42%       0.56%       0.61%         0.50%(4)
                                               ----------  ----------  ----------  ----------  ----------  ----------    ----------
Total Fund Operating Expenses
  (after voluntary fee reductions)               0.81%(5)    0.88%(5)    0.85%(5)    0.92%(5)    1.06%(5)    1.61%         1.50%(5)
                                               ==========  ==========  ==========  ==========  ==========  ==========    ==========

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Trust Shares of a Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--"Purchases of Trust Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")

(3) Branch Banking and Trust Company ("BB&T") has agreed with the Group to voluntarily reduce the amount of its investment advisory fee through September 30, 1999. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets for Trust Shares would be 0.40% for the Prime Money Market Fund and U.S. Treasury Fund, 0.60% for the Short-Intermediate, Intermediate Bond, North Carolina and South Carolina Funds; and 0.74% for the Growth and Income, Balanced and Large Company Growth Funds.



(4) Absent voluntary reduction of fees, "Other Expenses" for Trust Shares, as a percentage of average daily net assets, would be 0.51% for the Prime Money Market Fund, 0.36% for the U.S. Treasury Fund, 0.34% for the Short-Intermediate U.S. Government Income Fund, 0.38% for the North Carolina Intermediate Tax-Free Fund, 0.79% for the South Carolina Tax-Free Fund, and 0.51% for the International Equity Fund.



(5) As indicated in preceding notes, voluntary fee reductions have lowered this amount. Lower total fund operating expenses will result in higher yields. Absent the voluntary reduction of fees, Total Fund Operating Expenses for Trust Shares, as a percentage of average daily net assets, would be 0.91% for the Prime Money Market Fund, 0.76% for the U.S. Treasury Fund, 0.94% for the Short-Intermediate Fund, 0.94% for the Intermediate Bond Fund, 0.98% for the North Carolina Fund, 1.39% for the South Carolina Fund,
     1.19% for the Growth and Income Fund, 1.16% for the Balanced Fund,
     1.51% for the International Equity Fund, and 1.30% for the Large Company Growth Fund.


EXAMPLE:

You would pay the following expenses on a $1,000 investment in Trust Shares of the Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                          1 YEAR         3 YEARS        5 YEARS        10 YEARS
                                                          ------         -------        ------         --------
Prime Money Market Fund                                     $6             $18            $31             $69

U.S. Treasury Fund                                          $6             $20            $34             $76

Short-Intermediate Fund                                     $8             $26            $45            $100

Intermediate Bond Fund                                      $9             $27            $47            $104

North Carolina Fund                                         $8             $26            $45            $100

South Carolina Fund                                         $9             $28            $49            $108

Growth and Income Fund                                      $9             $27            $47            $105

Balanced Fund                                               $9             $29            $51            $113

Large Company Growth Fund                                  $11             $34            $58            $129

Small Company Growth Fund                                  $16             $51            $88            $191

International Equity Fund                                  $15             $47            $82            $179


       Trust Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

       The purpose of the table above is to assist a potential investor in the Funds in understanding the various costs and expenses that an investor in the Trust Shares of each Fund will bear directly or indirectly. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                    FEE TABLE

       The following Fee Table and example summarize the various costs and expenses that a Shareholder of Trust Shares of the Funds of Funds will bear, either directly or indirectly.




                                              CAPITAL MANAGER         CAPITAL MANAGER
                                               CONSERVATIVE               MODERATE             CAPITAL MANAGER
                                                GROWTH FUND             GROWTH FUND              GROWTH FUND
                                                -----------             -----------              -----------

                                                TRUST CLASS             TRUST CLASS              TRUST CLASS
                                                -----------             -----------              -----------
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)                                   0%                      0%                       0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                     0%                      0%                       0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)                                    0%                      0%                       0%
Redemption Fees (as a percentage
  of amount redeemed, if applicable)(2)             0%                      0%                       0%
Exchange Fee                                      $ 0                     $ 0                      $ 0
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF NET ASSETS)
Management Fees (after voluntary fee
  reductions)(3)                                 0.05%                   0.05%                    0.05%
12b-1 Fee                                           0%                      0%                       0%
Other Expenses (after voluntary fee
  reductions)(4)                                 0.42%                   0.41%                    0.42%
                                               -------                 -------                  -------
Total Fund Operating Expenses
  (after voluntary fee reductions)(5)            0.47%                   0.46%                    0.47%
                                               =======                 =======                  =======

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Trust Shares of a Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--"Purchases of Trust Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")


(3) Branch Banking and Trust Company ("BB&T") has agreed with the Group to voluntarily reduce the amount of its investment advisory fee through September 30, 1998. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets would be 0.25%.



(4) Absent voluntary reduction of fees, "Other Expenses" as a percentage of average daily net assets would be 0.42% for the Capital Manager Conservative Growth Fund and Capital Manager Growth Fund and 0.47% for the Capital Manager Moderate Growth Fund.



(5) As indicated in the preceding notes, voluntary fee reductions have lowered this amount. However, total fund operating expenses will result in higher yields. Absent voluntary reduction of investment advisory and/or other expenses, total fund operating expenses for Trust Shares as a percentage of average daily net assets would be 0.47% for the Capital Manager Conservative Growth Fund and Capital Manager Growth Fund and 0.46% for the Capital Manager Moderate Growth Fund.


       The Funds of Funds will each indirectly bear its pro rata share of fees and expenses incurred by the Underlying Funds and the investment returns of each Fund of Funds will be net of the expenses of the Underlying Funds.

       The following charts provide the expense ratio for each of the Underlying Funds in which each Fund of Funds invests. The chart below provides the expense ratios which include any voluntary reduction in fees.


              Name of Underlying Fund                     Expense Ratio
              -----------------------                     -------------
         Prime Money Market Fund                              0.55%
         U.S. Treasury Fund                                   0.61%
         Short-Intermediate Fund                              0.81%

         Intermediate Bond Fund                               0.84%
         Growth and Income Fund                               0.85%
         Balanced Fund                                        0.92%
         Small Company Growth Fund                            1.61%
         International Equity Fund                            1.50%
         Large Company Growth Fund                            1.06%



       After combining the total operating expenses of each Fund of Funds with those of the Underlying Funds, the estimated average weighted expense ratio for the Trust Shares of the Capital Manager Conservative Growth Fund is 1.43%, for the Capital Manager Moderate Growth Fund is 1.49% and for the Capital Manager Growth Fund is 1.55%.


       The chart below provides the expense ratios for each of the Underlying Funds, absent any voluntary reductions in fees.


              Name of Underlying Fund                     Expense Ratio
              -----------------------                     -------------
         Prime Money Market Fund                              0.91%
         U.S. Treasury Fund                                   0.76%
         Short-Intermediate Fund                              0.94%
         Intermediate Bond Fund                               0.94%
         Growth and Income Fund                               1.09%
         Balanced Fund                                        1.16%
         Small Company Growth Fund                            1.61%
         International Equity Fund                            1.51%
         Large Company Growth Fund                            1.30%



       After combining the total operating expenses of each Fund of Funds with those of the Underlying Funds, the estimated average weighted expense ratio for the Trust Shares of the Capital Manager Conservative Growth Fund is 1.78%, for the Capital Manager Moderate Growth Fund is 1.85%, and for the Capital Manager Growth Fund is 1.90%.


EXAMPLE:

On the basis of estimated expenses for the Funds of Funds, including voluntary fee reductions, set forth on page 12, the following examples illustrate the expenses you would pay on a $1,000 investment in Trust Shares of the Funds of Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                                  1 Year       3 Years        5 Years     10 Years
                                                                  ------       -------        -------     --------
Capital Manager Conservative Growth Fund                          $5             $15             $26           $59

Capital Manager Moderate Growth Fund                              $5             $15             $26           $59

Capital Manager Growth Fund                                       $5             $15             $26           $59



       Absent voluntary fee reductions, the dollar amounts in the above example would be as follows:


                                                                  1 Year       3 Years        5 Years     10 Years
                                                                  ------       -------        -------     --------
Capital Manager Conservative Growth Fund                          $7             $21             $37           $83

Capital Manager Moderate Growth Fund                              $7             $21             $37           $82

Capital Manager Growth Fund                                       $7             $21             $37           $83


       Trust Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

       The purpose of the tables above is to assist a potential investor in the Funds of Funds in understanding the various costs and expenses that an investor in the Trust Shares of each Fund of Funds will bear directly or indirectly. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


       The tables below set forth financial highlights concerning the investment results for each of the Funds for the periods indicated. The information through the year ended September 30, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors for the Group, whose report thereon, insofar as it relates to each of the five years or periods indicated herein is included in the Statement of Additional Information.


         The Class A Shares (formerly the Investor Shares) and Trust Shares of each Fund (other than the Balanced Fund and the Small Company Growth Fund, which had not yet commenced operations) effectively were operated as a single class of shares from the commencement of operations of each of these Funds until January 31, 1993. On February 1, 1993, each of these Funds (and the Balanced Fund upon its commencement of operations) began charging Rule 12b-1 fees exclusively to Class A Shares pursuant to an exemptive order received from the Securities and Exchange Commission on January 19, 1993. Information regarding the Class A and Class B Shares can be obtained in a separate prospectus by writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (800) 228-1872.

                                                                   U.S. TREASURY MONEY MARKET FUND
                                                                   -------------------------------

                                    FOR THE YEAR    FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR     11/30/92
                                        ENDED           ENDED         ENDED         ENDED         ENDED           TO
                                      09/30/98        09/30/97      09/30/96      09/30/95      09/30/94      09/30/93(a)
                                     TRUST CLASS     TRUST CLASS   TRUST CLASS   TRUST CLASS   TRUST CLASS    TRUST CLASS
                                     -----------     -----------   -----------   -----------   -----------    -----------


NET ASSET VALUE, BEGINNING OF PERIOD    $1.00           $1.00         $ 1.00       $ 1.00        $  1.00        $  1.00
                                        -----           -----         ------       ------        -------        -------
Investment Activities
  Net investment income                 0.049           0.046          0.046        0.050          0.030          0.027
                                        -----           -----          -----        -----        -------        -------
   Total from Investment Activities     0.049           0.046          0.046        0.050          0.030          0.027
                                        -----           -----          -----        -----        -------        -------
DISTRIBUTIONS
  Net investment income                (0.049)         (0.046)        (0.046)      (0.050)        (0.030)        (0.027)
                                       -------         -------        -------      -------       -------        -------
   Total Distributions                 (0.049)         (0.046)        (0.046)      (0.050)        (0.030)        (0.027)
                                       -------         -------         -----        -----          -----          -----
NET ASSET VALUE, END OF PERIOD          $1.00           $1.00          $1.00       $ 1.00        $  1.00        $  1.00
                                        =====           =====          =====       ======        =======        =======
   Total Return                         5.01%           4.71%          4.74%        5.07%          3.01%        2.70%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)       $235,796       $266,840       $205,974     $120,083        $77,464        $74,962
Ratio of expenses to average
   net assets                           0.61%           0.75%          0.75%        0.72%          0.67%        0.38%(c)
Ratio of net investment income
   to average net assets                4.90%           4.61%          4.63%        4.97%          2.97%        2.71%(c)
Ratio of expenses to average
   net assets*                          0.76%           0.75%          0.75%        0.75%          0.83%        0.81%(c)
Ratio of net investment income
   to average net assets*               4.75%           4.61%          4.63%        4.95%          2.82%        2.27%(c)



  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

                             PRIME MONEY MARKET FUND



                                               FOR THE YEAR
                                                   ENDED
                                                 09/30/98
                                                TRUST CLASS
                                                -----------
NET ASSET VALUE, BEGINNING OF PERIOD              $1.000
INVESTMENT ACTIVITIES
   Net investment income                           0.051
       Total from Investment Activities            0.051
DISTRIBUTIONS
   Net investment income                          (0.051)
       Total Distributions                        (0.051)
NET ASSET VALUE, END OF PERIOD                    $1.000
     Total Return                                   5.23%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)               $37,769
   Ratio of expenses to average net
     assets                                         0.55%
   Ratio of net investment income to
     average net assets                             5.11%
   Ratio of expenses to average
     net assets*                                    0.91%
   Ratio of net investment income
     to average net assets*                         4.75%



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                 SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
                 ----------------------------------------------



                                           FOR THE YEAR    FOR THE YEAR  FOR THE YEAR  FOR THE YEAR   FOR THE YEAR    11/30/92
                                               ENDED           ENDED         ENDED         ENDED          ENDED          TO
                                             09/30/98        09/30/97      09/30/96      09/30/95       09/30/94     09/30/93(a)
                                            TRUST CLASS     TRUST CLASS   TRUST CLASS   TRUST CLASS    TRUST CLASS   TRUST CLASS
                                            -----------     -----------   -----------   -----------    -----------   -----------

 NET ASSET VALUE, BEGINNING OF PERIOD          $9.77          $9.74         $ 9.89         $ 9.61        $ 10.30      $ 10.00
 INVESTMENT ACTIVITIES
   Net investment income                        0.53           0.57           0.57           0.56           0.52         0.49
   Net realized and unrealized gains
     (losses) on investments                    0.30           0.03          (0.15)          0.28          (0.68)        0.30
     Total from Investment Activities           0.83           0.60           0.42           0.84          (0.16)        0.79
 DISTRIBUTIONS
   Net investment income                       (0.53)         (0.57)         (0.57)         (0.56)         (0.52)       (0.49)
   Net realized gains                           --             --            --             --             (0.01)        --
     Total Distributions                       (0.53)         (0.57)         (0.57)         (0.56)         (0.53)       (0.49)
 NET ASSET VALUE, END OF PERIOD               $10.07          $9.77         $ 9.74         $ 9.89        $  9.61      $ 10.30
 Total Return                                  8.77%          6.33%          4.36%          9.01%          (1.66)%    8.01%(b)
 RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)          $157,329       $103,523        $62,621        $45,005        $38,208      $34,646
   Ratio of expenses to average
     net assets                                0.81%          0.86%          0.93%          0.93%          0.71%      0.39%(c)
   Ratio of net investment income to
     average net assets                        5.40%          5.85%          5.81%          5.78%          5.20%      5.60%(c)
   Ratio of expenses to average
     net assets*                               0.94%          0.96%          1.03%          1.08%          1.08%      1.05%(c)
   Ratio of net investment income to
     average net assets*                       5.27%          5.75%          5.71%          5.64%          4.83%      4.94%(c)
   Portfolio turnover(d)                      53.74%         87.99%         54.82%        106.81%          7.06%       14.06%


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                     INTERMEDIATE U.S. GOVERNMENT BOND FUND



                                           FOR THE YEAR   FOR THE YEAR  FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    10/09/92
                                               ENDED          ENDED         ENDED          ENDED          ENDED          TO
                                             09/30/98       09/30/97      09/30/96       09/30/95       09/30/94     09/30/93(a)
                                            TRUST CLASS    TRUST CLASS   TRUST CLASS    TRUST CLASS    TRUST CLASS   TRUST CLASS
                                            -----------    -----------   -----------    -----------    -----------   -----------

NET ASSET VALUE, BEGINNING OF PERIOD           $9.85          $9.64          $9.89          $9.34        $10.40        $10.00
                                               -----          -----          -----          -----        ------        ------
INVESTMENT ACTIVITIES
Net investment income                           0.54           0.56           0.58           0.61          0.62          0.64
Net realized and unrealized gains
  (losses) on investments                       0.75           0.21          (0.25)          0.55         (1.04)         0.40
                                                ----           ----           ----           ----        ------        ------
  Total from Investment Activities              1.29           0.77           0.33           1.16         (0.42)         1.04
                                                ----           ----           ----           ----        ------        ------
DISTRIBUTIONS
Net investment income                          (0.55)         (0.56)         (0.58)         (0.61)        (0.62)        (0.64)
Net realized gains                               --             --             --             --          (0.02)          --
                                                ----           ----           ----           ----          ----          ----
  Total Distributions                          (0.55)         (0.56)         (0.58)         (0.61)        (0.64)        (0.64)
                                               ------         ------         ------         ------      -------       -------
NET ASSET VALUE, END OF PERIOD                $10.59          $9.85          $9.64         $ 9.89       $  9.34       $ 10.40
                                              ======          =====          =====         ======       =======       =======
Total Return                                  13.46%          8.20%          3.43%         12.91%         (4.23)%    10.76%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)             $186,256       $142,545       $119,633        $78,578       $68,451       $59,816
Ratio of expenses to average net assets        0.84%          0.87%          0.87%          0.85%         0.70%       0.39%(c)
Ratio of net investment income to
  average net assets                           5.35%          5.74%          5.94%          6.43%         6.27%       6.45%(c)
Ratio of expenses to average net assets*       0.94%          0.97%          0.97%          1.00%         1.06%       1.03%(c)
Ratio of net investment income to
  average net assets*                          5.25%          5.64%          5.84%          6.28%         5.91%       5.82%(c)
Portfolio turnover(d)                         60.98%         62.45%         76.29%         68.91%         0.38%        15.27%


 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND



                                           FOR THE YEAR   FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR    10/16/92
                                               ENDED          ENDED          ENDED         ENDED         ENDED          TO
                                             09/30/98       09/30/97       09/30/96      09/30/95      09/30/94     09/30/93(a)
                                            TRUST CLASS    TRUST CLASS    TRUST CLASS   TRUST CLASS   TRUST CLASS   TRUST CLASS
                                            -----------    -----------    -----------   -----------   -----------   -----------

NET ASSET VALUE, BEGINNING OF PERIOD          $10.27         $10.05         $10.15         $ 9.78       $ 10.29        $ 10.00
                                              ------         ------         ------         ------       -------        -------
INVESTMENT ACTIVITIES
  Net investment income                         0.43           0.41           0.38           0.37          0.38           0.36
  Net realized and unrealized gains
    (losses) on investments                     0.26           0.22          (0.10)          0.37         (0.50)          0.29
                                                ----           ----          ------          ----       -------        -------
   Total from Investment Activities             0.69           0.63           0.28           0.74         (0.12)          0.65
                                                ----           ----           ----           ----       -------        -------
DISTRIBUTIONS
  Net investment income                        (0.43)         (0.41)         (0.38)         (0.37)        (0.38)         (0.36)
  Net realized gains                             --             --             --             --          (0.01)           --
                                                ----           ----           ----           ----          ----           ----
   Total Distributions                         (0.43)         (0.41)         (0.38)         (0.37)        (0.39)         (0.36)
                                               ------         ------         ------         ------      -------        -------
NET ASSET VALUE, END OF PERIOD                $10.53         $10.27         $10.05        $ 10.15       $  9.78        $ 10.29
                                              ======         ======         ======        =======       =======        =======
Total Return                                   6.90%          6.43%          2.77%          7.77%         (1.18)%      6.62%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)            $73,454        $61,120        $28,443        $28,091       $27,770        $20,128
  Ratio of expenses to average net
    assets                                     0.81%          0.85%          0.96%          0.91%         0.63%        0.42%(c)
  Ratio of net investment income
    to average net assets                      4.18%          4.13%          3.72%          3.78%         3.77%        3.80%(c)
  Ratio of expenses to average
    net assets*                                0.98%          1.00%          1.11%          1.13%         1.17%        1.30%(c)
  Ratio of net investment income
    to average net assets*                     4.01%          3.98%          3.57%          3.55%         3.24%        2.92%(c)
  Portfolio turnover(d)                       32.63%         16.98%         20.90%          9.38%         0.56%          5.92%



 * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)   Period from commencement of operations.



(b) Not annualized.



(c) Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND



                                                       10/19/97
                                                          TO
                                                      09/30/98(a)
                                                     TRUST CLASS
                                                     -----------

NET ASSET VALUE, BEGINNING OF PERIOD                    $10.00
                                                        ------
INVESTMENT ACTIVITIES
   Net investment income                                  0.38
   Net realized and unrealized gains
    (losses) on investments                               0.41
         Total from Investment Activities                 0.79
  Distributions
  Net investment income                                  (0.38)

         Total Distributions                             (0.38)
NET ASSET VALUE, END OF PERIOD                          $10.41
 Total Return (excludes sales charge)                     8.02%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                      $18,242
  Ratio of expenses to average net assets                 0.88%(c)
  Ratio of net investment income
    to average net assets                                 3.88%(c)
  Ratio of expenses to average
    net assets*                                           1.39%(c)
  Ratio of net investment income
    to average net assets*                                3.37%(c)
   Portfolio turnover(d)                                 58.80%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not Annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                          GROWTH AND INCOME STOCK FUND



                                          FOR THE YEAR    FOR THE YEAR  FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   10/09/92
                                              ENDED           ENDED         ENDED          ENDED          ENDED         TO
                                            09/30/98        09/30/97      09/30/96       09/30/95       09/30/94    09/30/93(a)
                                           TRUST CLASS     TRUST CLASS   TRUST CLASS    TRUST CLASS    TRUST CLASS  TRUST CLASS
                                           -----------     -----------   -----------    -----------    -----------  -----------

NET ASSET VALUE, BEGINNING OF PERIOD          $20.02         $15.34         $12.99         $11.28         $11.28       $10.00
INVESTMENT ACTIVITIES
  Net investment income                         0.28           0.30           0.29           0.28           0.28         0.30
  Net realized and unrealized gains
    (losses) on investments                    (0.17)          5.31           2.44           1.98           0.11         1.28
  Total from Investment Activities              0.11           5.61           2.73           2.26           0.39         1.58
DISTRIBUTIONS
  Net investment income                        (0.28)         (0.30)         (0.29)         (0.28)         (0.28)       (0.30)
  Net realized gains                           (1.33)         (0.63)         (0.09)         (0.12)         (0.11)         --
  In excess of net realized gains                --             --             --           (0.15)           --           --
                                                ----           ----           ----           ----           ----         ----
  Total Distributions                          (1.61)         (0.93)         (0.38)         (0.55)         (0.39)       (0.30)
                                               ------         ------         ------         ------       -------      -------
NET ASSET VALUE, END OF PERIOD                $18.52         $20.02         $15.34        $ 12.99        $ 11.28      $ 11.28
                                              ======         ======         ======        =======        =======      =======
Total Return                                   0.35%         38.13%         21.31%         20.88%          3.58%     16.06%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)             $348,613      $308,984       $206,659       $145,603        $89,355    $82,358
Ratio of expenses to average net assets        0.85%          0.84%          0.86%          0.82%          0.66%      0.40%(c)
Ratio of net investment income to
  average net assets                           1.43%          1.77%          2.07%          2.40%          2.51%      3.08%(c)
Ratio of expenses to average net assets*       1.09%          1.08%          1.10%          1.10%          1.15%      1.17%(c)
Ratio of net investment income to
  average net assets*                          1.19%          1.53%          1.83%          2.11%          2.02%      2.31%(c)
Portfolio turnover(d)                         13.17%         22.66%         19.82%          8.73%         21.30%     27.17%
Average commission rate(e)                      --         $0.0637         $0.0721


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                                 BALANCED FUND



                                           FOR THE YEAR   FOR THE YEAR  FOR THE YEAR   FOR THE YEAR  FOR THE YEAR    10/09/92
                                               ENDED          ENDED         ENDED          ENDED         ENDED          TO
                                             09/30/98       09/30/97      09/30/96       09/30/95      09/30/94     09/30/93(a)
                                            TRUST CLASS    TRUST CLASS   TRUST CLASS    TRUST CLASS   TRUST CLASS   TRUST CLASS
                                            -----------    -----------   -----------    -----------   -----------   -----------

NET ASSET VALUE, BEGINNING OF PERIOD           $13.60        $11.93         $11.01        $ 9.74       $ 10.18     $ 10.00
                                               ------        ------         ------        ------       -------     -------
INVESTMENT ACTIVITIES
  Net investment income                          0.42          0.49           0.46          0.46          0.40        0.09
  Net realized and unrealized gains
    (losses) on investments                      0.54          2.04           0.92          1.27        (0.44)        0.18
                                                 ----          ----           ----          ----      -------      -------
   Total from Investment Activities              0.96          2.53           1.38          1.73        (0.04)        0.27
                                                 ----          ----           ----          ----      -------      -------
DISTRIBUTIONS
Net investment income                          (0.42)        (0.49)         (0.46)        (0.46)        (0.40)       (0.09)
Net realized gains                             (0.35)        (0.37)           --            --            --           --
                                               ------        ------         ------        ------        ------        ----
   Total Distributions                         (0.77)        (0.86)         (0.46)        (0.46)        (0.40)       (0.09)
                                               ------        ------         ------        ------      -------      -------
NET ASSET VALUE, END OF PERIOD                 $13.79        $13.60         $11.93       $ 11.01       $  9.74     $ 10.18
                                               ======        ======         ======       =======       =======     =======
Total Return                                    7.18%         22.11%        12.74%        18.23%       (0.42)%        2.74%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)              $108,943        $88,524       $69,374       $49,794       $39,715     $20,374
Ratio of expenses to average net assets         0.92%          0.93%         0.95%         0.92%         0.73%        0.44%(c)
Ratio of net investment income to
  average net assets                            3.00%          3.88%         4.03%         4.51%         4.22%        4.44%(c)
Ratio of expenses to average net assets*        1.16%          1.17%         1.19%         1.21%         1.25%        1.47%(c)
Ratio of net investment income to
  average net assets*                           2.76%          3.64%         3.79%         4.22%         3.70%        3.42%(c)
Portfolio turnover(d)                          31.85%         27.07%        19.87%        23.68%        12.91%        8.32%
Average commission rate (e)                        --        $0.0658       $0.0749


* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                           LARGE COMPANY GROWTH FUND



                                                                     10/03/97 TO
                                                                     09/30/98(a)
                                                                     TRUST CLASS
                                                                     -----------

NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.00
                                                                     -----------


INVESTMENT ACTIVITIES
Net investment income                                                     0.04
  Net realized and unrealized gains (losses) on investments              (0.27)
                                                                     -----------

          Total from Investment Activities                               (0.23)
                                                                     -----------

DISTRIBUTIONS
  Net Investment Income                                                  (0.04)
  Net realized gains                                                     (0.10)
                                                                     -----------

          Total Distributions                                            (0.14)
                                                                     -----------

NET ASSET VALUE, END OF PERIOD                                           $9.63

Total Return (excludes sales charge)                                    (2.33%)(b)
                                                                     ===========

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                                       $50,975
  Ratio of expenses to average net assets                               1.06%(c)
  Ratio of net investment loss to average net assets                    0.41%(c)
  Ratio of expenses to average net assets*                              1.30%(c)
  Ratio of net investment income to average net assets*                 0.17%(c)

  PORTFOLIO TURNOVER(d)                                                 108.36%
  Average commission rate(e)                                                --



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                            SMALL COMPANY GROWTH FUND




                                                         FOR THE YEAR       FOR THE YEAR      FOR THE YEAR
                                                             ENDED              ENDED             ENDED         12/07/94 TO
                                                           09/30/98           09/30/97          09/30/96        09/30/95(a)
                                                          TRUST CLASS        TRUST CLASS       TRUST CLASS      TRUST CLASS
                                                          -----------        -----------       -----------      -----------

NET ASSET VALUE, BEGINNING OF PERIOD                        $23.52             $21.18            $14.57          $ 10.00

INVESTMENT ACTIVITIES
  Net investment loss                                        (0.20)             (0.11)            (0.17)           (0.07)
  Net realized and unrealized gains
    (losses) on investments                                  (5.32)              2.47              6.78             4.64

    Total from Investment Activities                         (5.52)              2.36              6.61             4.57

DISTRIBUTIONS
  Net realized gains                                         (0.31)             (0.02)             --               --
  In excess of net realized gains                              --               (0.02)             --               --

    Total Distributions                                      (0.31)             (0.02)             --               --

NET ASSET VALUE, END OF PERIOD                              $17.69             $23.52            $21.18          $ 14.57

Total Return                                               (23.62%)            11.17%            45.37%         45.70%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                          $65,180            $58,660           $36,373          $16,962
  Ratio of expenses to average net assets                    1.61%              1.64%             1.79%          2.33%(c)
  Ratio of net investment loss to average net assets        (1.11%)            (1.04)%            (1.00)%          (1.34)%(c)
  Ratio of expenses to average net assets*                   1.61%              1.64%             1.79%          2.42%(c)
  Ratio of net investment loss to average net assets*       (1.11%)            (1.04)%            (1.00)%          (1.43)%(c)

Portfolio Turnover(d)                                      157.44%             80.66%            71.62%           46.97%
Average commission rate(e)                                     --              $0.0570          $0.0562
---------------------



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)  Period from commencement of operations.



(b)  Not annualized.



(c)  Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.



(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                            INTERNATIONAL EQUITY FUND



                                                             FOR THE YEAR        01/02/97
                                                                ENDED              TO
                                                               09/30/98        09/30/97 (a)
                                                             TRUST CLASS       TRUST CLASS
                                                             -----------       -----------

NET ASSET VALUE, BEGINNING OF PERIOD                            $11.28            $10.00

INVESTMENT ACTIVITIES
  Net investment income                                           0.06              0.03
  Net realized and unrealized gains on investments               (1.10)             1.30

         Total from Investment Activities                        (1.04)             1.33

DISTRIBUTIONS
  Net investment income                                          (0.06)            (0.02)
  Net realized gains                                             (0.23)              --
  In excess of net realized gains                                  --              (0.03)
         Total Distributions                                     (0.29)            (0.05)

NET ASSET VALUE, END OF PERIOD                                   $9.95            $11.28

Total Return                                                    (9.45%)         13.34%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                              $70,356           $52,373
  Ratio of expenses to average net assets                        1.50%           1.79%(c)
  Ratio of net investment income to average
    net assets                                                   0.50%            0.32(c)
  Ratio of expenses to average net assets*                       1.51%           1.81%(c)
  Ratio of net investment income to average net assets*          0.49%           0.30%(c)
  Portfolio Turnover(d)                                         53.27%           41.45%
  Average commission rate(e)                                      --             $0.0457
---------------------



 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)   Period from commencement of operations.



(b)   Not annualized.



(c)   Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.



(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       CAPITAL MANAGER CONSERVATIVE FUND



                                                                 10/02/97
                                                                    TO
                                                                09/30/98(a)
                                                                TRUST CLASS
                                                                -----------

NET ASSET VALUE, BEGINNING OF PERIOD                              $10.00
INVESTMENT ACTIVITIES
  Net investment income                                             0.32
  Net realized and unrealized gains
    (losses) on investments                                         0.08
                                                                -----------

     Total from Investment Activities                               0.40
                                                                -----------

DISTRIBUTIONS
Net investment income                                              (0.32)

     Total Distributions                                           (0.32)
                                                                -----------

NET ASSET VALUE, END OF PERIOD                                    $10.08
Total Return                                                     3.95%(b)
                                                                ===========
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                                  $23,773
Ratio of expenses to average net assets                          0.47%(c)
Ratio of net investment income to
  average net assets                                             3.12%(c)
Ratio of expenses to average net assets*                         0.67%(c)
Ratio of net investment income to
  average net assets*                                            2.92%(c)
  Portfolio Turnover(d)                                            4.28%
  Average Commission Rate (e)                                       --



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)  Period from commencement of operations.



(b)  Not annualized.



(c)  Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.



(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                          CAPITAL MANAGER MODERATE FUND



                                                                 10/02/97
                                                                    TO
                                                                09/30/98(a)
                                                                TRUST CLASS
                                                                -----------

NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00
INVESTMENT ACTIVITIES
  Net investment income                                              0.23
  Net realized and unrealized gains
    (losses) on investments                                         (0.16)
     Total from Investment Activities                                0.07
DISTRIBUTIONS
Net investment income                                               (0.22)

     Total Distributions                                            (0.22)
NET ASSET VALUE, END OF PERIOD                                      $9.85
Total Return                                                      0.68%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                                   $21,682
Ratio of expenses to average net assets                           0.46%(c)
Ratio of net investment income to
  average net assets                                              2.21%(c)
Ratio of expenses to average net assets*                          0.66%(c)
Ratio of net investment income to
  average net assets*                                             2.01%(c)
Portfolio turnover(d)                                               4.85%
Average commission rate (e)                                          --



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)    Period from commencement of operations.



(b)    Not annualized.



(c)    Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.



(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                           CAPITAL MANAGER GROWTH FUND



                                                                   10/02/97
                                                                      TO
                                                                  09/30/98(a)
                                                                  TRUST CLASS
                                                                  -----------

NET ASSET VALUE, BEGINNING OF PERIOD                                     $10.00
INVESTMENT ACTIVITIES
  Net investment income                                                    0.16
  Net realized and unrealized gains
    (losses) on investments                                               (0.32)
     Total from Investment Activities                                     (0.16)
DISTRIBUTIONS
Net investment income                                                     (0.16)
     Total Distributions                                                  (0.16)
NET ASSET VALUE, END OF PERIOD                                            $9.68
Total Return                                                          (1.72%)(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                                         $21,370
Ratio of expenses to average net assets                                 0.47%(c)
Ratio of net investment income to
  average net assets                                                    1.53%(c)
Ratio of expenses to average net assets*                                0.67%(c)
Ratio of net investment income to
  average net assets*                                                   1.33%(c)
Portfolio turnover(d)                                                      7.69%
Average commission rate (e)                                                  --



* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of Shares issued.

(e) Represents the total dollar amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                       INVESTMENT OBJECTIVES AND POLICIES

MONEY MARKET FUNDS

       All instruments in which the Money Market Funds invest are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). All instruments in which the Money Market Funds invest will have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable or floating rate obligations may bear longer maturities. The average dollar weighted maturity of the securities in each Money Market Fund will not exceed 90 days. See "VALUATION OF SHARES" and the Statement of Additional Information for further explanation of the amortized cost valuation method.


       All securities acquired by the Money Market Funds will be determined at the time of purchase by the Group's adviser or sub-adviser, under guidelines established by the Group's Board of Trustees, to present minimal credit risks. The Prime Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two nationally recognized statistical ratings organizations ("NRSROs") (e.g., "A-1" by Standard's & Poor's Corporation and "P-1" by Moody's Investors Services, Inc.); or (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Investment Adviser or Sub-Adviser pursuant to guidelines approved by the Board of Trustees. See the Statement of Additional Information for explanations of the rating systems.



       Under the guidelines adopted by the Trustees and in accordance with Rule 2a-7 under the 1940 Act, the Adviser or the Sub-Adviser may be required to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category or in the event of a default relating to the financial condition of the issuer.


       The investment objective of the Prime Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

       The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Fund may invest in:

       (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

       (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

       (C) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

       (D) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

       (E) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

       (F) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

       (G) securities issued or guaranteed by state or local governmental bodies; and

       (H)    repurchase agreements relating to the above instruments.


       The Prime Money Market Fund concentrates its investments in obligations issued by the financial services industry. However, for temporary defensive purposes during periods when the Adviser or Sub-Adviser believes that maintaining this concentration may be inconsistent with the best interests of Shareholders, the Fund will not maintain this concentration. Money market instruments of companies in the financial services industry include, but are not limited to, certificates of deposit, commercial paper, bankers' acceptances, demand and time deposits, and bank notes. These money market obligations are issued by domestic or foreign banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies and a variety of firms in the insurance field. Financial service companies offering money market issues must have total assets of $1 billion or more before their issues can be considered for investment. Because the Fund concentrates more than 25% of its total assets in the financial services industry, it will be exposed to greater risks associated with that industry, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions. The Fund will not purchase securities issued by PNC Bank or BB&T or any of their affiliates.


U.S. TREASURY FUND

       The investment objective of the U.S. Treasury Fund is to seek current income with liquidity and stability of principal through investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

       Obligations purchased by the U.S. Treasury Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.

THE FIXED INCOME FUNDS

       The investment objective of the Short-Intermediate Fund and the Intermediate Bond Fund (the "Fixed Income Funds") is to seek current income consistent with the preservation of capital. The Short-Intermediate Fund will invest primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), some of which may be subject to repurchase agreements, or in high grade collateralized mortgage obligations ("CMOs"). At least 65% of the Short-Intermediate Fund's assets will be invested in U.S. Government Securities. The dollar-weighted average portfolio maturity of the Short-Intermediate Fund will be from two to five years. The Intermediate Bond Fund will also invest primarily in U.S. Government Securities, and at least 65% of its total assets will be invested in bonds. Bonds for this purpose will include both bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The dollar-weighted average portfolio maturity of the Intermediate Bond Fund will be from five to ten years. CMOs will be considered bonds for this purpose if their expected average life is comparable to the maturity of other bonds eligible for purchase by the Fixed Income Funds. The Fixed Income Funds may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

       Bonds, notes and debentures in which the Fixed Income Funds may invest may differ in interest rates, maturities and times of issuance. Mortgage-related securities purchased by the Fixed Income Funds will be either (i) issued by United States Government-owned or sponsored corporations or (ii) rated in the highest category by a nationally recognized statistical rating organization ("NRSRO") at the time of purchase, (for example, rated Aaa by Moody's Investors Service, Inc. ("Moody's") or AAA by Standard & Poor's Corporation ("S&P")), or, if not rated, are of comparable quality as determined by BB&T. The applicable ratings are described in the Appendix to the Statement of Additional Information.

THE NORTH CAROLINA FUND

       The North Carolina Fund's investment objective is to produce a high level of current interest income that is exempt from both federal income tax and North Carolina personal income tax. Under normal market conditions, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("North Carolina Tax-Exempt Obligations"). The North Carolina Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, and no obligations in which the Fund invests will have remaining maturities in excess of 25 years.

       The North Carolina Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the North Carolina Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the North Carolina Fund would be suitable for them.

THE SOUTH CAROLINA FUND

       The South Carolina Fund's investment objective is to produce a high level of current interest income that is exempt from both federal income tax and South Carolina personal income tax. Under normal market conditions, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("South Carolina Tax-Exempt Obligations"). The South Carolina Fund will maintain a dollar-weighted average portfolio maturity of between three and ten years, and no obligations in which the Fund invests will have remaining maturities in excess of 25 years.

       The South Carolina Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation. Investment in the South Carolina Fund would not be appropriate for tax-deferred plans, such as IRA and Keogh plans. Investors should consult a tax or other financial adviser to determine whether investment in the South Carolina Fund would be suitable for them.

THE GROWTH AND INCOME FUND

       The Growth and Income Fund's investment objective is to seek capital growth, current income or both, primarily through investment in stocks. Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in stocks, which for this purpose may be either common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

       Equity securities purchased by the Growth and Income Fund will be either traded on a domestic securities exchange or quoted in the NASDAQ/NYSE system. While some stocks may be purchased primarily to achieve the Growth and Income Fund's investment objective for income, most stocks will be purchased by the Growth and Income Fund primarily in furtherance of its investment objective for growth. The Growth and Income Fund will favor stocks of issuers which over a five year period have achieved cumulative income in excess of the cumulative dividends paid to shareholders.

       Stocks such as those in which the Growth and Income Fund may invest are more volatile and carry more risk than some other forms of investment. Depending upon the performance of the Growth and Income Fund's investments, the net asset value per Share of the Fund may decrease instead of increase.

THE BALANCED FUND

       The Balanced Fund's investment objective is to seek long-term capital growth and to produce current income. The Balanced Fund seeks to achieve this objective by investing in a broadly diversified portfolio of securities, including common stocks, preferred stocks and bonds.

       The portion of the Balanced Fund's assets invested in each type of security will vary in accordance with economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks associated with each investment medium. Thus, although the Balanced Fund seeks to reduce the risks associated with any one investment medium by utilizing a variety of investments, performance will depend upon the additional factors of timing and the ability of BB&T to judge and react to changing market conditions. The Balanced Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. For temporary defensive purposes, as determined by BB&T, these investments may constitute 100% of the Balanced Fund's portfolio and, in such circumstances, will constitute a temporary suspension of the Balanced Fund's attempt to achieve its investment objective.

       The Balanced Fund's equity securities will generally consist of common stocks but may also consist of other equity-type securities such as warrants, preferred stocks and convertible debt instruments. The Fund's equity investments will be in companies with a favorable outlook and which are believed by BB&T to be undervalued.

       The Balanced Fund's debt securities will consist of securities such as bonds, notes, debentures and money market instruments. The Balanced Fund may also invest in CMOs. The average dollar-weighted maturity of debt securities held by the Balanced Fund will vary according to market conditions and interest rate cycles and will range between 1 year and 30 years under normal market conditions.

       It is a fundamental policy of the Balanced Fund that it will invest at least 25% of its total assets in fixed-income senior securities. For this purpose, fixed-income senior securities include debt securities, preferred stock and that portion of the value of securities convertible into common stock, including convertible preferred stock and convertible debt, which is attributable to the fixed-income characteristics of those securities.

THE LARGE COMPANY GROWTH FUND

       The Large Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of large capitalization growth companies. ("Capitalization" is the total market value of all the outstanding shares of a company.) The Large Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in companies whose weighted average capitalization is in excess of the market median capitalization of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").(1) In making portfolio investments, the Large Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth, and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of large companies, will be invested in the instruments described below and under "Specific Investment Policies."

THE SMALL COMPANY GROWTH FUND

       The Small Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies. The Small Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in small companies with a market capitalization under $1 billion at the time of purchase. In making portfolio investments, the Small Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of small companies, will be invested in the instruments described below and under "Specific Investment Policies."


       Smaller, less seasoned companies may be subject to greater business risk than larger, established companies. They may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of companies. Therefore, the stock price of smaller capitalization companies may be subject to greater price fluctuations than those of larger, established companies. Due to these and other risk factors, the price movement of the securities held by the Fund may be volatile and the net asset value of a share of the Fund may fluctuate more than that of a share of a fund that invests in larger established companies.


--------------------

       (1) "Standard & Poor's 500" is a registered service mark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with the Fund.

THE FUNDS OF FUNDS

       The investment objective of the Capital Manager Conservative Growth Fund is to seek capital appreciation and income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

       The investment objective of the Capital Manager Moderate Growth Fund is to seek capital appreciation and, secondarily, income by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity and fixed income securities.

       The investment objective of the Capital Manager Growth Fund is to seek capital appreciation by investing primarily in a group of diversified BB&T mutual funds which invest primarily in equity securities.


       Under normal market conditions, each Fund of Funds will invest at least 65% of its total assets in nine Underlying Funds of the Group. These assets will be allocated within the ranges indicated below.



                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND



       The Capital Manager Conservative Growth Fund will invest 25% to 55% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 45% to 75% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 20% of its assets in Underlying Funds which are money market funds.





                                                     Investment Range
         Underlying Fund                         (Percent of Fund Assets)
         ---------------                         ------------------------
         Equity Funds

         Growth and Income Fund                           0%-55%
         Balanced Fund                                    0%-30%
         Small Company Growth Fund                        0%-30%
         International Equity Fund                        0%-30%
         Large Company Growth Fund                        0%-55%

         Fixed Income Funds

         Short-Intermediate Fund                          0%-75%
         Intermediate Bond Fund                           0%-75%

         Money Market Funds

         U.S. Treasury Fund                               0%-20%
         Prime Money Market Fund                          0%-20%

                      CAPITAL MANAGER MODERATE GROWTH FUND


       The Capital Manager Moderate Growth Fund will invest 45% to 75% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 25% to 55% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 15% of its assets in Underlying Funds which are money market funds.


                                                     Investment Range
         Underlying Fund                         (Percent of Fund Assets)
         ---------------                         ------------------------

         Equity Funds

         Growth and Income Fund                           0%-75%
         Balanced Fund                                    0%-50%
         Small Company Growth Fund                        0%-50%
         International Equity Fund                        0%-50%
         Large Company Growth Fund                        0%-75%

         Fixed Income Funds

         Short-Intermediate Fund                          0%-55%
         Intermediate Bond Fund                           0%-55%

         Money Market Funds

         U.S. Treasury Fund                               0%-15%
         Prime Money Market Fund                          0%-15%


                           CAPITAL MANAGER GROWTH FUND



         The Capital Manager Growth Fund will invest 60% to 90% of its assets in Underlying Funds which invest primarily in equity securities including the equity portion of the Balanced Fund, 10% to 40% of its assets in Underlying Funds which invest primarily in fixed income securities including the fixed income portion of the Balanced Fund and up to 10% of its assets in Underlying Funds which are money market funds.

                                                     Investment Range
      Underlying Fund                           (Percent of Fund Assets)
      ----------------                          ------------------------
      Equity Funds

      Growth and Income Fund                          0%-90%
      Balanced Fund                                   0%-65%
      Small Company Growth Fund                       0%-65%
      International Equity Fund                       0%-65%
      Large Company Growth Fund                       0%-90%

      Fixed Income Funds

      Short-Intermediate Fund                         0%-40%
      Intermediate Bond Fund                          0%-40%

      Money Market Funds

      U.S. Treasury Fund                              0%-10%
      Prime Money Market Fund                         0%-10%

      The allocation of each Fund of Funds' assets among the Underlying Funds will be made by BB&T under the supervision of the Group's Board of Trustees within the percentage ranges set forth in the table above. BB&T will make allocation decisions according to its outlook for the economy, financial markets, and relative market valuation of the Underlying Funds. BB&T may vary the allocation within the above ranges. There is no assurance that the Funds of Funds will achieve their stated objectives.

      The Funds of Funds' net asset value will fluctuate with changes in the equity markets and the value of the Underlying Funds in which they invest. Each Fund of Funds' investment return is diversified by its investment in the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.

      With their remaining assets, the Funds of Funds may make direct investments in any domestic and foreign securities and other instruments which the Underlying Funds may purchase, as described in this prospectus.

      The Funds of Funds and the Underlying Funds are permitted for temporary defensive purposes to invest up to 100% of their assets in short-term fixed income securities. Such securities include obligations of the U.S. government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, repurchase agreements, bankers' acceptances, variable amount master demand notes, and bank money market deposit accounts. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

      To the extent the Funds of Funds or the Underlying Funds are engaged in a temporary defensive position, they will not be pursuing their investment objective.

      The investments of the Funds of Funds are concentrated in the Underlying Funds, so each Fund of Funds' performance is directly related to the performance of the Underlying Funds. In addition, as a matter of fundamental policy, each Fund of Funds must allocate its investments among the Underlying Funds within certain ranges. As a result, the Funds of Funds do not have the same flexibility to invest as mutual funds without such constraints.

INTERNATIONAL EQUITY FUND

      The International Equity Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of foreign issuers. During normal market conditions, the International Equity Fund will normally invest at least 80%, and, in any event, at least 65%, of the value of its total assets in equity securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts of companies.

      During normal market conditions, the International Equity Fund will normally invest at least 90%, and, in any event, at least 65%, of the value of its total assets in securities of foreign issuers. The Fund will pursue investments in non-dollar denominated stocks primarily in countries included in the Morgan Stanley Capital International Europe, Australia and the Far East Index ("EAFE"). The Fund may also invest its assets in countries with emerging economies or securities markets. The Fund will be diversified across countries, industry groups and companies with investment at all times in at least three foreign countries.

      When choosing securities, a value investment style is employed so that the investment sub-adviser targets equity securities that are believed to be undervalued. The investment sub-adviser will emphasize stocks with price/earnings ratios below average for a security's home market or stock exchange. A security's earnings trend and its price momentum will also be factors considered in security selection. The investment sub-adviser will also consider macroeconomic factors such as the prospects for relative economic growth among certain foreign countries, expected levels of inflation, government policies influencing business conditions, and the outlook for currency relationships.

ALL FUNDS

      The investment objective of each Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous"). There can be, of course, no assurance that a Fund will achieve its investment objective.


      Depending upon the performance of the portfolio investments of each of the Short-Intermediate, Intermediate Bond, North Carolina, South Carolina, Growth and Income, Balanced, Large Company Growth, Small Company Growth,
International Equity, Capital Manager Conservative Growth, Capital Manager Moderate Growth, and Capital Manager Growth Funds (collectively, the "Variable NAV Funds"), the net asset value per Share of each Variable NAV Fund will fluctuate. Correspondingly, the net asset value of the Funds of Funds will fluctuate with changes in the value of the Underlying Funds in which they invest.


SPECIFIC INVESTMENT POLICIES

      The following is a description of certain permitted investments for the Funds. As described above in "The Funds of Funds," each Fund of Funds may also invest directly in certain of the following instruments which the Underlying Funds may purchase. For a more detailed description, see the Statement of Additional Information.

REPURCHASE AGREEMENTS


      Securities held by each Fund may be subject to repurchase agreements. A Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, a Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if such Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. A Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by BB&T (or BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company), the Small Company Growth Fund's investment sub-adviser, BlackRock International, Ltd. ("BlackRock International")

(formerly CastleInternational Asset Management Limited), the International Equity Fund's investment sub-adviser, or BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation), the Prime Money Market Fund's investment sub-adviser). Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of a Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


REVERSE REPURCHASE AGREEMENTS


      In accordance with the investment restrictions described below, each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. A Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.


WHEN-ISSUED SECURITIES

      Each of the Funds except the U.S. Treasury Fund may purchase securities on a when-issued or delayed-delivery basis. In addition, the Prime Money Market Fund, the Large Company Growth Fund, the Small Company Growth Fund and the International Equity Fund may purchase and sell securities on a "forward commitment" basis. These transactions are arrangements in which a Fund purchases securities with payment and delivery scheduled for a future time. When a Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide a Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. A Fund engages in when-issued and delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, the Funds rely on the seller to complete the transaction; its failure to do so may cause a Fund to miss a price or yield considered to be advantageous. A Fund expects that commitments by a Fund to purchase when-issued securities will not exceed 25% of the value of its assets under normal market conditions. The Prime Money Market Fund, the Large Company Growth Fund's, the Small Company Growth Fund's and the International Equity Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of their respective total assets absent unusual market conditions.

SHORT-TERM OBLIGATIONS


      The Fixed Income Funds, the North Carolina Fund, the South Carolina Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. Such investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations ("NRSROs") (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by BB&T (or BFMI with respect to the Small Company Growth Fund or BlackRock International with respect to the International Equity Fund), to be of comparable quality to rated instruments eligible for purchase. Under normal market conditions, each of the Fixed Income Funds, the Growth and Income Fund, the Large Company Growth Fund and the Small Company Growth Fund will limit its investment in short-term obligations to 35% of its total assets.



      Each of the Fixed Income Funds, the Growth and Income Fund, the Large Company Growth Fund and the Small Company Growth Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. Pending investments or to meet anticipated redemption requests, the International Equity Fund may also invest in short-term obligations. For temporary defensive purposes, as determined by BB&T (or, in the case of the Small Company Growth Fund, BFMI or, in the case of the International Equity Fund, BlackRock International), these investments may constitute 100% of such Funds' portfolio and, in such circumstances, will constitute a temporary suspension of such Funds' attempts to achieve their investment objectives.


U.S. GOVERNMENT SECURITIES

      U.S. Government Securities will constitute the primary investment of the Short-Intermediate and Intermediate Bond Funds. The Prime Money Market Fund, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may also invest in U.S. Government Securities. The types of U.S. Government Securities in which these Funds will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

      U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities. Although under normal market conditions, the Prime Money Market Fund does not expect to do so, except in connection with repurchase agreements, it may invest in such mortgage-backed pass-through securities.


      The Short-Intermediate, Intermediate Bond, Growth and Income, Balanced, Large Company Growth and Small Company Growth Funds may also invest in "zero coupon" U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


      The U.S. Treasury Fund may invest in U.S. Government Securities to the extent that they are obligations issued or guaranteed by the U.S. Treasury. In addition, the North Carolina Fund and the South Carolina Fund may invest in U.S. Government Securities in connection with the purchase of taxable obligations (as described below).

COLLATERALIZED MORTGAGE OBLIGATIONS

      Each of the Fixed Income Funds, the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund and the Small Company Growth Fund may also invest in collateralized mortgage obligations ("CMOs"). Although under normal market conditions it does not expect to do so, except in connection with repurchase agreements, the Prime Money Market Fund may also invest in CMOs. CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

      Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

      CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

      Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by a Fund may be considered liquid securities pursuant to guidelines established by the Group's Board of Trustees. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% (10% in the case of the Prime Money Market Fund) of the value of the Fund's net assets would be invested in such securities and other illiquid securities.


      Unless stated otherwise, each Fund will limit its investment in CMOs to 25% of the value of its total assets.

COMMERCIAL BONDS

      The Growth and Income Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the Fixed Income Funds may invest up to 35% of their total assets, and the Balanced Fund also may invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.

      Bonds, notes and debentures in which the Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund and the Small Company Growth Fund may invest may differ in interest rates, maturities and times of issuance and may include CMOs (which are described above).


      The Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, and the Fixed Income Funds will invest only in bonds, notes, and debentures which are rated at the time of purchase within the three highest rating groups assigned by an NRSRO (for example, at least A by Moody's or S&P), or, if unrated, which BB&T (or BFMI, with respect to the Small Company Growth Fund) deems to be of comparable quality. The applicable ratings are described in the Appendix to the Statement of Additional Information. In the event that the rating of any debt securities falls below the third highest rating category, these Funds will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of BB&T (or BFMI, with respect to the Small Company Growth Fund), such investment is considered appropriate under the circumstances.


OPTIONS AND FUTURES CONTRACTS

      To the extent consistent with its investment objective, the Large Company Growth, Small Company Growth, International Equity, Growth and Income Fund and the Balanced Fund may engage in writing call options from time to time as BB&T deems to be appropriate. Options are written solely as covered call options (options on securities owned by a Fund).

Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out an option position, a Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written. Upon the sale of a portfolio security upon which it has written a covered call option, a Fund must effect a closing purchase transaction so as to avoid converting a covered call into a "naked call," i.e., a call option on a security not owned by the Fund. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price but retains the risk of loss should the price of the security decline.

      To the extent consistent with its investment objective, the Large Company Growth Fund, the Small Company Growth Fund and the International Equity Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.

      To the extent consistent with its investment objective, each Fund of the Group (other than the U.S. Treasury Money Market Fund and the Prime Money Market
Fund) may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or for other hedging purposes. The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

      Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

      Each Fund of the Group (other than the U.S. Treasury Money Market Fund and the Prime Money Market Fund) may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

      The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market movements; and (v) a purchaser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors. Successful use of futures is subject to the ability correctly to predict movements in the direction of the market. For example, if a Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because the Fund will have approximately equal offsetting losses in its future positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.



FOREIGN INVESTMENTS

      The Prime Money Market Fund may invest in debt obligations of foreign corporations and banks. The Prime Money Market Fund may invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits

("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

      The Prime Money Market Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

      The Prime Money Market Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

      Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Prime Money Market Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser or Sub-Adviser believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in United States dollars.

      The Balanced Fund, the Growth and Income Fund, the Large Company Growth Fund and the Small Company Growth Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs") or the purchase of securities on the New York Stock Exchange. However, the Balanced Fund, the Growth and Income Fund and the Large Company Growth Fund will not do so if immediately after a purchase and as a result of the purchase the total value of such foreign securities owned by such Fund would exceed 25% of the value of the total assets of the Fund. A Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in CCP and Europaper.

      During normal market conditions, the International Equity Fund will invest at least 90% and, in any event, at least 65%, of its total assets in securities of foreign issuers. The International Equity Fund invests primarily in equity securities of issuers located in countries included in EAFE and may invest in equity securities of issuers located in emerging markets. EAFE is an index composed of a sample of companies representative of the market structure of 21 European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of securities listed on the stock exchanges of such countries. Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom are currently included in EAFE.


      From time to time the International Equity Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan and the United Kingdom. Investments of 25% or more of the Fund's total assets in this or any other country will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a mutual fund that is more widely diversified among issuers in different countries. For example, in the past events in the Japanese economy as well as social developments and natural disasters have affected Japanese securities and currency markets, and have periodically disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar.

      The International Equity Fund may invest in both sponsored and unsponsored ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

      Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund's operations. Special tax considerations apply to foreign securities.

      In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.


      On January 1, 1999, the European Monetary Market Union ("EMU") plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A New European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. On the same day, exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by coins and banks notes by the middle of 2002.



      The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of certain foreign securities held by a Fund.




      After January 1, 1999, the introduction of the euro is expected to impact European capital markets in ways that it is impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for a Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.


      The expense ratio of the International Equity Fund is expected to be higher than that of Funds of the Group investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source, and additional costs arising from delays in settlements of transactions involving foreign securities.

      The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers. The International Equity Fund intends to limit its investment in countries with emerging economies or securities markets to 20% of its total assets.

      The International Equity Fund may (but is not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the European Currency Unit (ECU)) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time. The Funds of Funds may not use forward foreign currency exchange contracts.

OTHER INVESTMENT PRACTICES

      For liquidity purposes, each Fund except the Prime Money Market Fund and the U.S. Treasury Fund may invest in money market funds. For a description of the Funds of Funds' practices, see "Funds of Funds." Each other Fund except the Prime Money Market Fund and the U.S. Treasury Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including Shares of the Prime Money Market Fund and the U.S. Treasury Fund, pursuant to exemptive relief granted by the Securities and Exchange

Commission) and up to 10% of its total assets in more than one money market mutual fund. In order to avoid the imposition of additional fees as a result of investments in Shares of the Prime Money Market Fund and the U.S. Treasury Fund, BB&T and BISYS Fund Services (the "Administrator") (see "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP"--"Investment Adviser" and "Administrator and Distributor") will reduce that portion of their usual asset-based service fees from each investing Fund by an amount equal to their service fees from the Prime Money Market Fund or the U.S. Treasury Fund that are attributable to those Fund investments. BB&T and the Administrator will promptly forward such fees to the investing Funds. The Funds, except the Funds of Funds, will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions on the Funds' investments in the securities of an unaffiliated money market fund and/or the Prime Money Market Fund or the U.S. Treasury Fund are contained in the Statement of Additional Information.

      In addition, the International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one country.


      In order to generate additional income, each Fund except the North Carolina Fund and the South Carolina Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or a Fund's respective sub-adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. The Group will employ one or more securities lending agents to initiate and affect securities lending transactions for the Group. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Fund exclusively in money market instruments. While a Fund will not have the right to vote securities on loan, the Funds intend to terminate the loan and retain the right to vote if that is considered important with respect to the investment. Each Fund will restrict its securities lending to 33 1/3% of its total assets.



      In order to generate income, the Short-Intermediate, Intermediate Bond, Growth and Income, Balanced, Large Company Growth, Small Company Growth, and International Equity Funds may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Funds in order to take advantage of what BB&T (or BFMI, with respect to the Small
Company Growth Fund or BlackRock International, with respect to the International Equity Fund) believes are changes in market, industry or individual company conditions or outlook.

Any such trading would increase the portfolio turnover rate of the Funds and their transaction costs.

CORPORATE AND BANK OBLIGATIONS

      To the extent consistent with its investment objective, the Prime Money Market Fund may invest in debt obligations of domestic corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

PRIVATE PLACEMENT INVESTMENTS

      Each Fund of the Group (other than the U.S. Treasury Money Market Fund) may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in
Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

      Each Fund of the Group (other than the U.S. Treasury Money Market Fund) may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the adviser or sub-adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

GUARANTEED INVESTMENT CONTRACTS

      The Prime Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Fund on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

ASSET-BACKED SECURITIES

      The Prime Money Market Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

      Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

      Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

      Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Money Market Fund will be subject to the same quality requirements as other securities purchased by the Fund.

MUNICIPAL OBLIGATIONS

      The Prime Money Market Fund may, when deemed appropriate by its sub-adviser, invest in high quality short-term obligations issued by state and local governmental issuers.

      The Prime Money Market Fund may invest in participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet marketable as more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation:
(1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.

VARIABLE AND FLOATING RATE INSTRUMENTS

      The Prime Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or any agency or instrumentality thereof).

VARIABLE AMOUNT DEMAND NOTES


      Variable amount master demand notes in which the Prime Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. BIMC will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.

MONEY MARKET FUNDS


      In connection with the management of its daily cash positions, the Prime Money Market Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.


CLOSED-END INVESTMENT COMPANIES


      The Balanced Fund may invest in closed-end investment companies that invest a significant portion of their assets in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. As a shareholder of a closed-end investment company holding such convertible securities, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.


STANDARD & POOR'S DEPOSITORY RECEIPTS

      Each of the Growth and Income Stock Fund, Balanced Fund, Large Company Growth Fund, and Small Company Growth Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and structured to provide investors proportionate undivided interests in a securities portfolio consisting of substantially all of the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index, e.g., the S&P 500 Index. SPDRs are generally not redeemable, but are exchange traded. SPDRs are issued by a trust that is a unit investment trust, a type of registered investment company. SPDRs, therefore, will be acquired by a fund only within the limits prescribed under the 1940 Act.

UNINVESTED CASH RESERVES

      The Prime Money Market Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Fund's sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Fund's assets will be held uninvested. Uninvested cash reserves will not earn income.

OTHER INVESTMENT POLICIES OF THE NORTH CAROLINA FUND AND THE SOUTH CAROLINA
FUND

TAX-EXEMPT OBLIGATIONS

      In addition to their respective investments in North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations, the North Carolina Fund and the South Carolina Fund may invest in tax-exempt obligations issued by or on behalf of states other than North Carolina or South Carolina, as the case may be, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions the interest on which, in the opinion of the issuer's counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, together with North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations, are hereinafter collectively referred to as "Tax-Exempt Obligations."

      Up to 10% of the North Carolina Fund's total assets may be invested in Tax-Exempt Obligations other than North Carolina Tax-Exempt Obligations. Up to 10% of the South Carolina Fund's total assets may be invested in Tax-Exempt Obligations other than South Carolina Tax-Exempt Obligations. If deemed appropriate for temporary defensive periods, as determined by BB&T, each of the North Carolina Fund and the South Carolina Fund may suspend attempts to achieve its investment objective and may increase its holdings in Tax-Exempt Obligations other than North Carolina Tax-Exempt Obligations or South Carolina Tax-Exempt Obligations, respectively, to over 10% of its total assets. Investments made for temporary defensive purposes will not be intended to achieve either Fund's investment objective with respect to North Carolina or South Carolina taxation, as the case may be, but rather will be intended to preserve the value of the Fund's Shares.


      The two principal classifications of Tax-Exempt Obligations which may be held by the North Carolina Fund and the South Carolina Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax, assessment, fee or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the private user of the facility involved.

      Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land, or facilities. In South Carolina, governmental lease obligations are included in calculation of the general obligation debt limit.

      Among other types of Tax-Exempt Obligations, the North Carolina Fund and the South Carolina Fund may purchase Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

      The North Carolina Fund and the South Carolina Fund may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. However, such investments by the North Carolina Fund are expected to be limited by the fact that North Carolina issuers are currently precluded by North Carolina State law from issuing such securities, and issuers in South Carolina also currently do not have authority to issue moral obligation securities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      The North Carolina Fund and the South Carolina Fund invest in Tax-Exempt Obligations which are rated at the time of purchase in one of the three highest categories by an NRSRO in the case of bonds; one of the two highest categories by an NRSRO in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of tax-exempt commercial paper; or rated "VMIG-1" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of variable rate demand obligations. The North Carolina Fund and the South Carolina Fund may also purchase Tax-Exempt Obligations which are unrated at the time of purchase but are determined to be of comparable quality by BB&T pursuant to guidelines approved by the Group's Board of Trustees. The applicable ratings are described in the Appendix to the Statement of Additional Information.

      Opinions relating to the validity of Tax-Exempt Obligations and to the exemption of interest thereon from federal and state income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the North Carolina Fund, the South Carolina Fund, nor BB&T will review the proceedings relating to the issuance of Tax-Exempt Obligations or the basis for such opinions.

TAXABLE OBLIGATIONS OF THE NORTH CAROLINA FUND AND THE SOUTH CAROLINA FUND


      The North Carolina Fund and the South Carolina Fund each may invest up to 10% of its net assets in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders. All tax-exempt dividends will be included in determining the federal alternative minimum taxable income for corporate shareholders. There is no limit on the amount of taxable obligations that may be held for temporary defensive purposes. Taxable obligations may include U.S. Government Securities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of domestic banks and domestic branches of foreign banks, commercial paper meeting the North Carolina and South Carolina Funds' quality standards (as described above) for tax-exempt commercial paper, and shares issued by other open-end registered investment companies issuing taxable dividends (as described above). The North Carolina Fund and the South Carolina Fund may hold uninvested cash reserves pending investment, during temporary defensive periods or if, in the opinion of BB&T, suitable North Carolina Tax-Exempt Obligations or South Carolina Tax-Exempt Obligations, respectively, are unavailable.


PUTS

      The North Carolina Fund and the South Carolina Fund may acquire "puts" with respect to securities held in their portfolios. Under a put, the Funds would have the right to sell a specified security within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The North Carolina Fund and the South Carolina Fund expect that they will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a put either separately in cash or by paying a higher price for Fund securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities). The North Carolina Fund and the South Carolina Fund will acquire puts solely to facilitate Fund liquidity, shorten the maturity of the underlying security, or permit the investment of their funds at a more favorable rate of return.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO THE NORTH CAROLINA FUND

      Because the North Carolina Fund will invest at least 90% of the value of its total assets in North Carolina Tax-Exempt Obligations and because it seeks to maximize income derived from North Carolina Tax-Exempt Obligations, it is more susceptible to factors adversely affecting issuers of North Carolina Tax-Exempt Obligations than are comparable municipal bond mutual funds that are not concentrated in these issuers to this degree. North Carolina experienced a positive General Fund balance for each of its last five fiscal years. See "SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS" in the Statement of Additional Information for further discussion of investment considerations associated with North Carolina Tax-Exempt Obligations.

RISK FACTORS AND SPECIAL CONSIDERATIONS RELATING TO THE SOUTH CAROLINA FUND


      Because the South Carolina Fund will invest at least 90% of the value of its total assets in South Carolina Tax-Exempt Obligations and because it seeks to maximize income derived from South Carolina Tax-Exempt Obligations, it is more susceptible to factors adversely affecting issuers of South Carolina Tax-Exempt Obligations than are comparable municipal bond mutual funds that are not concentrated in these issuers to this degree. If any issuer of securities held by the South Carolina Fund is unable to meet its financial obligations, the Fund's income, capital, and liquidity may be adversely affected. The State of South Carolina's economy has been dominated for many years by the textile industry. The economic base of the state is gradually becoming more diversified as the trade and service sectors and durable goods manufacturing industries have developed. Currently, Moody's rates South Carolina general obligation bonds "Aaa" and S&P rates such bonds "AA+." There can be no assurance that the economic conditions on which the above ratings for a specific state are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See "SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS" in the Statement of Additional Information for further discussion of investment considerations associated with South Carolina Tax-Exempt Obligations.


DIVERSIFICATION AND CONCENTRATION


      The North Carolina Fund and the South Carolina Fund are non-diversified funds under the 1940 Act. This means they may concentrate their investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended, at the end of each fiscal quarter each of the North Carolina Fund and the South Carolina Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). Because of the relatively small number of issuers of North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations, the North Carolina Fund and the South Carolina Fund are more likely to invest a higher percentage of their assets in the securities of a single issuer than is an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss to the North Carolina Fund and the South Carolina Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines, and consequently may cause greater fluctuation in the net asset value of the North Carolina and South Carolina Funds' Shares.

VARIABLE AND FLOATING RATE SECURITIES

      North Carolina Tax-Exempt Obligations purchased by the North Carolina Fund and South Carolina Tax-Exempt Obligations purchased by the South Carolina Fund may include variable and floating rate tax-exempt notes with ratings that are similar to those described above. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the North Carolina Fund and the South Carolina Fund will approximate their par value. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of the North Carolina Fund's total assets or of the South Carolina Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund.

STAND-BY COMMITMENTS

      In addition, the North Carolina Fund and the South Carolina Fund may acquire "stand-by commitments" with respect to Tax-Exempt Obligations held in either Fund. Under a stand-by commitment, a dealer would agree to purchase at the Fund's option specified Tax-Exempt Obligations at a specified price. The Funds will acquire stand-by commitments solely to facilitate Fund liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by the North Carolina Fund and the South Carolina Fund may also be referred to as "put" options.

PORTFOLIO TURNOVER


      For the fiscal year ended September 30, 1998, the Portfolio turnover rate for each of the Funds with a full year of operations (other than Money Market Funds) was as follows: Short-Intermediate Fund 53.74%; Intermediate Bond Fund 60.98%; Growth and Income Fund 13.17%; North Carolina Fund 32.63%; Small Company Growth Fund 157.44%; equity portion of the Balanced Fund 11.88%, and fixed income portion of the Balanced Fund 61.41%; and International Equity Fund 53.27%. The portfolio turnover of each of the Funds (except the Money Market Funds) may vary greatly from year to year as well as within a particular year. It is presently anticipated that the annual portfolio turnover rates of the Funds of Funds will not exceed 50%, the annual portfolio turnover rate of the South Carolina Fund will not exceed 75% and the annual portfolio turnover rate of the Large Company Growth Fund will not exceed 150%. High turnover rates will generally result in higher transaction costs to a Fund and may result in higher levels of taxable realized gains (including short-term capital gains which are generally taxed at ordinary income tax rates) to a Fund's shareholders. See "DIVIDENDS AND TAXES."

YEAR 2000



      The investment services industry is evaluating the capability of existing application software programs and operating systems to accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed only to accommodate only a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year 1995). If the year 1999 is the maximum date value these systems are able to accurately process, the improper identification of the year 2000 could result in a computer system failure or miscalculations causing a disruption of operations. The Group's principal services providers are taking steps the Group believes are reasonably designed to address the year 2000 issues with respect to the computer systems those providers operate. However, this is an ongoing process and testing and other steps are scheduled to be completed in 1999. Nevertheless, the inability of service providers to successfully address year 2000 issues could result in interruptions in the Group's business and have a material adverse impact on the Group's operations.


                             INVESTMENT RESTRICTIONS

      The Funds are subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the particular Fund (see "GENERAL INFORMATION--Miscellaneous").

The Prime Money Market Fund and the U.S. Treasury Fund may not:

            1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the Securities and Exchange Commission the Prime Money Market Fund and the U.S. Treasury Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.

      Each Fixed Income Fund may not:

            1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

            2. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities;
      (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

      Each of the Funds of Funds may not:

            1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities or securities issued by "regulated investment companies" as defined in the Internal Revenue Code of 1986, as amended (the "Code"); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

            2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or "regulated investment companies" as defined in the Code, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      The Growth and Income Fund, the Balanced Fund, the Large Company Growth Fund, and the Small Company Growth Fund may not:

            1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that

      (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and
      (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

            2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      The International Equity Fund may not:

            1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the grantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

      Each of the Funds may not:

            1. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (one-third with respect to the Prime Money Market Fund and the International Equity Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of (one-third of the value of the Fund's total assets at the time of such borrowing with respect to the Prime Money Market Fund and the International Equity Fund) the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of its borrowing. Each of the Funds (except the U.S. Treasury Fund) will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The U.S. Treasury Fund will not purchase securities while borrowings are outstanding.

            2. Make loans, except that each of the Funds may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.

      The North Carolina Fund and the South Carolina Fund may not:

            1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Tax-Exempt Obligations in their portfolios and sell those puts in conjunction with a sale of those Tax-Exempt Obligations.

            2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and (b) this limitation shall not apply to Tax-Exempt Obligations or governmental guarantees of Tax-Exempt Obligations. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.

      The following is a non-fundamental investment restriction of the Prime Money Market Fund and the U.S. Treasury Fund and therefore subject to change without shareholder vote.

      The Prime Money Market Fund and the U.S. Treasury Fund may not:

            1. Invest more than 10% of its assets in instruments which are not readily marketable.


                               VALUATION OF SHARES


      The net asset value of each of the Funds other than the Prime Money Market Fund and the U.S. Treasury Fund is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day. The net asset value of the Prime Money Market Fund and the U.S. Treasury Fund is determined and the Shares are priced as of 12:00 p.m. and as of the close of regular trading of the NYSE (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the NYSE is open for trading and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.


      The securities in each of the Funds, except the Prime Money Market Fund and the U.S. Treasury Fund, will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Group believes accurately reflects fair value.

      The Funds of Funds value investments in mutual fund securities at their redemption price, which is net asset value.

      The assets in the Prime Money Market Fund and the U.S. Treasury Fund are valued based upon the amortized cost method. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the Board of Trustees determines that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to Shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of a Fund, adjusting or withholding dividends, or utilizing a net asset value per share determined by using available market quotations. Although the Group seeks to maintain the Prime Money Market Fund's and the U.S. Treasury Fund's net asset value per Share at $1.00, there can be no assurance that net asset value will not vary.

      Most securities held by the International Equity Fund are priced based on their market value as determined by reported sales prices or the mean between their bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees. The amortized cost method of valuation will also be used with respect to debt obligations with sixty days or less remaining to maturity unless the Fund's sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

      For further information about the valuation of investments, see the Statement of Additional Information.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


      Shares are sold on a continuous basis by the Group's Distributor, BISYS Fund Services LP. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Group at (800) 228-1872.


PURCHASES OF TRUST SHARES

      Trust Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of Customers of Branch Banking & Trust Company or one of its affiliates (individually a "Bank" and collectively the "Banks") or other financial service providers approved by the Distributor.

      Shares of the Group sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver Federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.

      Trust Shares of each of the Funds are sold at the net asset value per Trust Share next determined after receipt by the Distributor of an order in good form to purchase Trust Shares (see "VALUATION OF SHARES"). There is no sales charge imposed by the Group in connection with the purchase of the Group's Trust Shares.

      There is no minimum or subsequent investment requirement for Trust Shares. There is no limit on the amount of Trust Shares that may be purchased.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES

      Purchases of Trust Shares of the Funds will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for the Prime Money Market Fund or the U.S. Treasury Fund received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt.

      An order for the Prime Money Market Fund or the U.S. Treasury Fund received after the last Valuation Time on any Business Day will be executed at net asset value determined as of the next Valuation Time on the next Business Day. An order for a Variable NAV Fund or the Funds of Funds received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order for a Variable NAV Fund or the Funds of Funds received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day.

      An order to purchase Trust Shares of the Prime Money Market Fund or the U.S. Treasury Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Group's transfer agent for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Prime Money Market Fund or the U.S. Treasury Fund which is transmitted by federal funds wire will be available the same day for investment by the Group's transfer agent , if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Prime Money Market Fund or the U.S. Treasury Fund.

      Shares of the Prime Money Market Fund or the U.S. Treasury Fund purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Prime Money Market Fund or the U.S. Treasury Fund continue to earn dividends through the day before their redemption.

      Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer account fees for services provided in connection with investment in the Group. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.

      The Group reserves the right to reject any order for the purchase of its Trust Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

EXCHANGE PRIVILEGE

      Trust Shares of each Fund and the Funds of Funds may be exchanged for Trust Shares of the other Funds and the Funds of Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Trust Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Trust Shares of each Fund may also be exchanged for Class A Shares, if the Shareholder ceases to be eligible to purchase Trust Shares. Trust Shares of each Fund may not be exchanged for Class B Shares.

      The Group does not impose a charge for processing exchanges of its Trust Shares. However, the exchange of Trust Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Shareholders may exchange their Trust Shares for Trust Shares of another Fund on the basis of the relative net asset value of the Shares exchanged.

      An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange.

      A Shareholder wishing to exchange Trust Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The Group reserves the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days written notice.

      The Group's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

REDEMPTION OF SHARES

      Shareholders may redeem their Trust Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

      A written request for redemption must be received by the Group in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

REDEMPTION BY TELEPHONE

      Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Group at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the

Distributor, the Group's transfer agent, BB&T or the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Group's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group.

PAYMENTS TO SHAREHOLDERS

      Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Group or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. The Prime Money Market Fund and the U.S. Treasury Fund will attempt to honor requests from its Shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

      At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

      See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.


                               DIVIDENDS AND TAXES

      Each Fund will be treated as a separate entity for federal income tax purposes. Each Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, a Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.

      Dividends received by a Shareholder of a Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Fund.

      Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

      The net investment income of the Shares of the Prime Money Market Fund and the U.S. Treasury Fund is declared daily as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. The Prime Money Market Fund and the U.S. Treasury Fund do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gain dividends" as described in the Code.

      The amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed dividends on Class B Shares, as a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares.

      A dividend on the Shares of the North Carolina, South Carolina, Short-Intermediate, and Intermediate Bond Funds is declared daily and paid monthly. A dividend on the Shares of the Growth and Income and Balanced Funds is declared and paid monthly. The Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Funds of Funds declare and pay dividends quarterly. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

      A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of declaration unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares.


      If you elect to receive distributions in cash and your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


      Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

      Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the earnings and profits of a Fund as determined for tax purposes. Certain dividends paid by the Growth and Income, Balanced, Large Company Growth, Small Company Growth, International Equity and Funds of Funds, and so designated by the Funds, may qualify for the dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim such a dividends received deduction with respect to a dividend from one of these Funds if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. Because all of the net investment income of the remaining Funds is expected to be interest income, it is anticipated that no distributions from such Funds will qualify for the dividends received deduction. Distributions designated by a Fund as deriving from net gains on securities held for more than one year will be taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the Fund. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.


      Distributions are taxable to a Shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment (and thus were included in the price paid by the Shareholder).

      Dividends that are derived from interest on a Fund's investments in U.S. Government Securities and that are received by a Shareholder who is a North Carolina or South Carolina resident are currently eligible for exemption from those states' income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in North Carolina and South Carolina, as well as in other states, distributions of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.

      The foregoing is a summary of certain federal, state and local income tax consequences of investing in a Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in a Fund with specific reference to their own tax situation.

TAX CONSIDERATIONS RELATING TO THE INTERNATIONAL EQUITY FUND


      Dividends and certain interest income earned by the International Equity Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the International Equity Fund will make this election in certain years. The remaining Funds do not expect to be eligible to make this election. If the Fund makes the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities so long as the shareholder held the Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income. Although a Fund of Funds may itself be entitled to a deduction for such taxes paid by a Fund in which the Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders.


      Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

TAX CONSIDERATIONS RELATING TO THE NORTH CAROLINA FUND AND THE SOUTH CAROLINA
FUND

      The portions of dividends paid for each year that are exempt from federal and North Carolina or South Carolina income tax, respectively, will be designated within 60 days after the end of a Fund's taxable year and will be based for each of the North Carolina Fund and the South Carolina Fund upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different from the ratio of net tax-exempt income to total net income earned during any portion of the year. Thus, a Shareholder who holds Shares in either Fund for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while he or she was a Shareholder of the Fund.

      Distributions will not be subject to North Carolina income tax if made to individual Shareholders residing in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either
(i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions, or Guam, Puerto Rico, or the United States Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, or (ii) attributable to interest on direct obligations of the United States.

      Distributions will not be subject to South Carolina income tax if made to individual Shareholders residing in South Carolina or to trusts or estates subject to South Carolina income tax to the extent such distributions are either
(i) attributable to interest on obligations of South Carolina or its political subdivisions, including any agencies, instrumentalities and authorities thereof, or (ii) attributable to interest on direct obligations of the United States.

      Distributions designated by the Funds as "exempt-interest dividends" are not generally subject to federal income tax. However, if the Shareholder receives Social Security or railroad retirement benefits, the Shareholder should consult his or her tax adviser to determine what effect, if any, an investment in a Fund may have on the taxation of such benefits.

      Dividends derived from interest income from certain types of securities in which the North Carolina Fund or the South Carolina Fund may invest may subject individual and corporate investors to liability under the federal alternative minimum tax. As a matter of policy, under normal market conditions, not more than 10% of a Fund's total assets will be invested in securities the interest on which is treated as a preference item for purposes of the federal alternative minimum tax for individuals. To the extent the North Carolina Fund or the South Carolina Fund invests in securities the interest on which is subject to federal alternative minimum tax, Shareholders, depending on their tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities. Interest income on all Tax-Exempt Obligations is included in "adjusted current earnings" for purposes of computing the alternative minimum tax applicable to corporate Shareholders of the North Carolina Fund or the South Carolina Fund.

      Under the Code, if a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed for North Carolina, South Carolina and federal income tax purposes to the extent of the amount of such exempt-interest dividend, even though, in the case of North Carolina or South Carolina, some portion of such dividend actually may have been subject to North Carolina or South Carolina income tax. Although the Treasury Department is authorized to issue regulations reducing such period to as short as 31 days for regulated investment companies that regularly distribute at least 90% of their net tax-exempt interest, no such regulations have been issued as of the date of this Prospectus.

      The North Carolina Fund and the South Carolina Fund may at times purchase Tax-Exempt Obligations at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund's ordinary income and will be taxable to shareholders as such when it is distributed to them.


      To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount, securities lending transactions or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. Distributions by the North Carolina Fund and the South Carolina Fund net gains on securities held for more than one year are taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the North Carolina Fund or the South Carolina Fund, except that distributions which are directly attributable to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995 are exempt from North Carolina State income tax. Distributions will be taxable as described above even if the net asset value of a Share in the North Carolina Fund or the South Carolina Fund is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities and the distribution is, as an economic matter, a return of capital. If a shareholder purchases mutual fund shares, receives a capital gain dividend (or is credited with an undistributed capital gain) and then sells the shares at a loss within 6 months after purchasing the shares, the loss is treated as a long-term capital loss to the extent of the capital gain dividend (or undistributed capital gain).



      Part or all of the interest on indebtedness incurred by a Shareholder to purchase or carry Shares of the North Carolina Fund or the South Carolina Fund is not deductible for federal, North Carolina and South Carolina income tax purposes. The portion of interest that is not deductible is equal to the total interest multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the Shareholders that are exempt-interest dividends. It is anticipated that none of the distributions from the North Carolina Fund or the South Carolina Fund will be eligible for the dividends received deduction for corporations.

      Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "Additional Tax Information Concerning the North Carolina Fund and the South Carolina Fund." However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the North Carolina Fund and the South Carolina Fund and their Shareholders. Accordingly, potential investors in the North Carolina Fund and the South Carolina Fund are urged to consult their tax advisers with specific reference to their own tax situation and in particular regard to state and local tax consequences of investment in the North Carolina Fund and the South Carolina Fund.


TAX CONSIDERATIONS RELATING TO THE FUNDS OF FUNDS



      The use of the fund-of-funds structure could affect the amount, timing and character of distributions to Shareholders. See "Taxation" in the Statement of Additional Information.


                      MANAGEMENT OF BB&T MUTUAL FUNDS GROUP

TRUSTEES OF THE GROUP


      Overall responsibility for management of the Group rests with the Board of Trustees of the Group, who are elected by the Shareholders of the Group. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The Trustees of the Group, their current addresses, and principal occupations during the past five years are as follows:



                          POSITION(S) HELD          PRINCIPAL OCCUPATION
NAME AND ADDRESS           WITH THE GROUP            DURING PAST 5 YEARS
-----------------         ----------------           --------------------
*Walter B. Grimm             Chairman of         From June, 1992 to present,
3435 Stelzer Road            the Board           employee of BISYS Fund
Columbus, OH  43219                              Services; from 1987 to
                                                 June, 1992, President of Leigh
                                                 Consulting/Investments
                                                 (investment firm).


William E. Graham, Jr.       Trustee             From January 1994 to present,
1 Hannover Square                                Counsel, Hunton & Williams; from
Fayetteville Street Mall                         1985 to December, 1993, Vice
P.O. Box 109                                     Chairman, Carolina Power &
Raleigh, NC  27602                               Light Company


Thomas W. Lambeth              Trustee             From 1978 to present, Executive
101 Reynolda Village                               Director, Z. Smith Reynolds
Winston-Salem, NC  27106                           Foundation


W. Ray Long                    Trustee             Retired; Executive Vice President,
434 Fayetteville Street Mall                       Branch Banking and Trust Company
Raleigh, NC 27601                                  From 1974 to 1998.


Robert W. Stewart              Trustee             Retired; Chairman and Chief
201 Huntington Road                                Executive Officer of Engineered
Greenville, SC  29615                              Custom Plastics Corporation
                                                   from 1969 to 1990


*     Indicates an "interested person" of the Group as defined in the 1940 Act.



      The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the Group for acting as a Trustee. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Group for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as Transfer Agent and for providing fund accounting services to the Group. Walter B. Grimm is an employee of BISYS Fund Services.


INVESTMENT ADVISER


      BB&T is the investment adviser of each Fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation (formerly, Southern National Corporation), a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 1997, BB&T Corporation had assets of approximately $29.2 billion. Through its subsidiaries, BB&T Corporation operates over 540 banking offices in Maryland, North Carolina, South Carolina, Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.



      In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the Group, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the Group. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 16 years and currently manages assets of more than $3.37 billion.

      Subject to the general supervision of the Group's Board of Trustees and in accordance with the investment objectives and restrictions of a Fund, BB&T (and, with respect to the Small Company Growth Fund, BFMI, with respect to the International Equity Fund, BlackRock International and, with respect to the Prime Money Market Fund, BIMC) manages the Funds, makes decisions with respect to, and places orders for, all purchases and sales of its investment securities, and maintains its records relating to such purchases and sales.



      Under an investment advisory agreement between the Group and BB&T, the fee payable to BB&T by the Prime Money Market Fund and the U.S. Treasury Fund for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of forty one hundredths of one percent (0.40%) of each Fund's average daily net assets; sixty one-hundredths of one percent (0.60%) of each Fixed Income Funds' and the North Carolina and South Carolina Funds' average daily net assets; seventy-four one-hundredths of one percent (0.74%) of the Large Company Growth Fund's, Growth and Income Fund's and Balanced Fund's average daily net assets; (1.00%) of the Small Company Growth Fund's and International Equity Fund's average daily net assets; and twenty-five one-hundredths of one percent (0.25%) of each Funds of the Funds' average daily net assets, or (b) such fee as may from time to time be agreed upon in writing by the Group and BB&T. A fee agreed to in writing from time to time by the Group and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.



      For the fiscal year ended September 30, 1998, the Funds paid the following investment advisory fees for Funds that had operated for that entire year: the Prime Money Market Fund paid 0.26% of its average daily net assets; the U.S. Treasury Fund paid 0.31% of its average daily net assets; each of the Short-Intermediate, Intermediate Bond, North Carolina, Growth and Income, and Balanced Funds, after voluntary fee reductions, paid 0.50% of its average daily net assets; and each of the Small Company Growth and International
Equity Funds paid 1.00% of its average daily net assets. The Funds of Funds, the South Carolina Fund and the Large Company Growth Fund had operations of less than a full fiscal year.


      The persons primarily responsible for the management of each of the Variable NAV Funds of the Group (other than the Small Company Growth and International Equity Funds which are managed by sub-advisers, described below), and the Funds of Funds as well as their previous business experience, are as follows:

  PORTFOLIO MANAGER                    BUSINESS EXPERIENCE

Keith F. Karlawish       Manager of the Intermediate Bond Fund and
                         Short-Intermediate Fund since September, 1994.  From
                         June, 1993 to September, 1994, Mr. Karlawish was
                         Assistant Manager of the Intermediate Bond Fund and the Short-Intermediate Fund. From September, 1991 to
                         June, 1993, he was a Financial Analyst Team Leader for
                         Branch Banking and Trust Co. Mr. Karlawish earned a
                         B.S. in Business Administration from the University of Richmond, an MBA from the University of North Carolina at Chapel Hill, and is a Chartered Financial Analyst.

Richard B. Jones         Manager of the Growth and Income Fund since
                         February 1, 1993. Since 1987, Mr. Jones has been a portfolio manager in the BB&T Trust Division. He is a Chartered Financial Analyst and holds a B.S. in Business Administration from Miami (Ohio) University and an MBA from Ohio State University.

David R. Ellis           Manager of the Balanced Fund since its inception and
                         Manager of the Funds of Funds since inception.  Since
                         1986, Mr. Ellis has been a portfolio manager in the BB&T Trust Division. He holds a B.S. degree in
                         Business Administration from the University of North
                         Carolina at Chapel Hill. Mr. Ellis will serve as the Manager of the Funds of Funds.

C. Steven Brennaman      Manager of the North Carolina Funds since January,
                         1998 and manager of the South Carolina Fund since its inception. Mr. Brennaman joined BB&T after its merger with United Carolina Bank in July, 1997. He has been a Senior Portfolio Manager with UCB since June, 1995.
                         Mr. Brennaman holds a B.A. degree in Political Science from Mercer University and a M.S. degree in Management from Troy State University.

Daniel J. Rivera         Manager of the Large Company Growth Fund since its
                         inception, Mr. Rivera joined the BB&T staff in July, 1997, after BB&T's merger with United Carolina
                         Bank. He had been Director of Investments at UCB since
                         January, 1994. Mr. Rivera received a Bachelors degree in Languages from the Virginia Military Institute, and is a Chartered Financial Analyst.

INVESTMENT SUB-ADVISERS


      BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation) serves as the Investment Sub-Adviser to the Prime

Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BIMC manages the Fund, selects investments and places all orders for purchases and sales of the Prime Money Market Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.



      BIMC is a wholly-owned subsidiary of BlackRock Advisors, Inc. ("BAI") (formerly PNC Asset Management Group, Inc.). BAI was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park Avenue, 29th Floor, New York, New York 10154. BAI is an indirect majority-owned subsidiary of PNC Bank Corp., a diversified financial services company. BIMC'S principal business address is 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.



      As sub-adviser, BIMC is responsible for the day-to-day management of the Prime Money Market Fund, and generally makes all purchase and sale investment decisions for the Fund. BIMC also provides research and credit analysis. Portfolio transactions for the Fund may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.



      For its services and expenses incurred under the Sub-Advisory Agreement, BIMC is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the annual rate of nine one-hundredths of one percent (0.09%) or such lower fee as may be agreed upon in writing by BB&T and BIMC.



      BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company) serves as the Investment Sub-Adviser to the Small Company Growth Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BFMI manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the Small Company Growth Fund's investment objective, policies and restrictions.



      The person primarily responsible for the management of the Small Company Growth Fund is William J. Wykle. Mr. Wykle has served as the Manager of the Small Company Growth Fund since its inception. Mr. Wykle has been an investment manager with BFMI since 1995 and has been the portfolio manager of the BlackRock Funds(SM) Small Cap Growth Equity Portfolio since its inception. From 1986 to 1992, he was an investment manager at PNC Bank and its predecessor, Provident National Bank.



      BFMI is an indirect majority-owned subsidiary of PNC Bank, National Association ("PNC Bank"), the former Sub-Adviser to the Small Company Growth Fund, with offices located at 1600 Market Street, Philadelphia, Pennsylvania 19103. At September 30, 1998, BFMI had approximately $70 billion in discretionary assets under management, including $24 billion in mutual fund portfolios. PNC Bank is a wholly-owned indirect subsidiary of PNC Bank Corp. PNC Bank Corp., a bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest diversified financial services companies in the United States and operates eight lines of business: regional community banking, corporate banking, national consumer banking, private banking, mortgage banking, secured lending, asset management and mutual fund servicing. Financial products and services are offered nationally and in PNC Bank's primary geographic markets in Pennsylvania, New Jersey, Delaware, Ohio and Kentucky. PNC Bank's origins, and in particular its trust administration services, date back to the mid-to-late 1800s. During the first nine months of 1998, PNC Bank's fixed income, equity and liquidity businesses were consolidated under BlackRock, Inc., BFMI'S indirect parent. This combination created one of the largest asset managers in the United States with $122 billion in assets under management as of September 30, 1998.



      For its services and expenses incurred under the Sub-Advisory Agreement, BFMI is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Small Company Growth Fund's average daily net assets), which vary according to the level of Fund assets:


      FUND ASSETS ANNUAL FEE




      Up to $50 million        .50%
      Next $50 million         .45%
      Over $100 million        .40%


      BlackRock International, Ltd. ("BlackRock International") (formerly CastleInternational Asset Management Limited), serves as the Investment Sub-Adviser to the International Equity Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BlackRock International manages the Fund, selects investments and places all orders for purchases and sales of the International Equity Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the International Equity Fund's investment objective, policies and restrictions.



      BlackRock International, formed in 1996, with its primary office at 7 Castle Street, Edinburgh, Scotland, EH2 3AH, is an indirect majority-owned subsidiary of PNC Bank Corp. As of September 30, 1998, BlackRock International had approximately $1.8 billion in discretionary assets under management, including five mutual fund portfolios and three tax exempt institutional portfolios.



      For its services and expenses incurred under the Sub-Advisory Agreement, BlackRock International is entitled to a fee, payable by BB&T. The fee is computed daily and paid quarterly at the following annual rates (as a percentage of the International Equity Fund's average daily net assets), which vary according to the level of Fund assets:

FUND ASSETS                                   ANNUAL FEE

Up to $50 million                                 .50%
Next $50 million                                  .45%
Over $100 million                                 .40%


      The person primarily responsible for the management of the International Equity Fund is Gordon Anderson. Mr. Anderson has served as Managing and Investment Director of BlackRock International since 1996. Prior to joining BlackRock International, Mr. Anderson was the Investment Director of Dunedin Fund Managers Ltd. Mr. Anderson has served as the Portfolio Manager for the BlackRock Funds(SM) International Equity Portfolio since 1996.


ADMINISTRATOR AND DISTRIBUTOR


      BISYS Fund Services, Inc. is the administrator for each Fund. BISYS Fund Services LP acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the Group's Board of Trustees. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.


      The Administrator generally assists in all aspects of a Fund's administration and operation. Under a management and administration agreement between the Group and the Administrator, the fee payable by a Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of a Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and the Administrator. A fee agreed to in writing from time to time by the Group and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


      For the fiscal year ended September 30, 1998, the Funds paid the following Administration fees (as a percentage of each Fund's average daily net assets): 0.20% for each of the Intermediate Bond, the Growth and Income, the Balanced, the Small Company Growth and the International Equity Funds; 0.17 for the Short-Intermediate Fund; 0.15% for the U.S. Treasury and the North Carolina Funds; and 0.11% for the Prime Money Market Fund. The Funds of Funds, the South Carolina Fund and the Large Company Growth Fund had operations of less than a full fiscal year.

EXPENSES

      BB&T and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Group's Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.


      For the fiscal year ended September 30, 1998, each Fund's total operating expenses for Trust Shares were as follows (as a percentage of average daily net assets of each Fund): Prime Money Market Fund: 0.55%; U.S. Treasury Fund: 0.61%; Short-Intermediate Fund: 0.81%; Intermediate Bond Fund: 0.84%; North Carolina
Fund: 0.81%; South Carolina Fund: 0.88%; Growth and Income Fund: 0.85%; Balanced
Fund: 0.42%; Large Company Growth Fund: 1.06%; Small Company Growth Fund: 1.61%; and International Equity Fund: 1.50%. Absent fee waivers by the Adviser and Administrator, these operating expenses would have been: Prime Money Market
Fund: 0.91%; U.S. Treasury Fund: 0.76%; Short-Intermediate Fund: 0.94%; Intermediate Bond Fund: 0.94%; North Carolina Fund: 0.98%; South Carolina Fund:
1.39%; Growth and Income Fund: 1.09%; and Balanced Fund: 1.16%. Large Company Growth Fund: 1.30%; and International Equity Fund: 1.51%.


      The organizational expenses of the Prime Money Market Fund, the South Carolina Fund, the Large Company Growth Fund, the Funds of Funds and the International Equity Fund have been capitalized and are being amortized in the first two years of each such Funds' operations. Such amortization will reduce the amount of income available for payment as dividends.

BANKING LAWS


      BB&T, BIMC, BFMI, and BlackRock International each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the Group contemplated by its investment advisory agreement with the Group and investment and sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the Group. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T, BIMC, BFMI, and BlackRock International could continue to perform such services for the Group. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


DISTRIBUTION PLAN

      The Distribution Plan contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Group's Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.


PORTFOLIO BROKERAGE


      When placing orders for the Group's securities transactions, BB&T or a Fund's respective sub-adviser will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. BB&T or a Fund's respective sub-adviser may use a qualified affiliated broker or dealer of BB&T to execute the Group's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.


                               GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

      The Group was organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The Group has an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into fourteen series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T

International Equity Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund. Each Fund is authorized to issue three classes of shares: Class A, Class B and Trust Shares. Currently, Short-Intermediate, North Carolina and South Carolina Funds, are not offering Class B Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).


      Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, Shares shall be voted by individual series, and (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class.


      As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Group or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Group or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Group or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Group or such Fund.

      Overall responsibility for the management of the Group is vested in the Board of Trustees. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Trustees of the Group." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

      Although the Group is not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the Group's outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the Group. Shareholder inquiries should be directed to the Secretary of the Group at 3435 Stelzer Road, Columbus, Ohio 43219.


      As of October 29, 1998, BB&T owned of record substantially all of the Trust Shares of each of the Funds and held voting or investment power with respect to over 95% of the Trust Shares of each of the Funds, respectively.
BB&T may therefore be deemed to be a "controlling person" of the Trust Shares of each of the Funds within the meaning of the 1940 Act.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

      Bank of New York serves as the Custodian for the International Equity Fund. Star Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for all other Funds of the Group.

      BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the Group.

OTHER CLASSES OF SHARES


      In addition to Trust Shares, the Group also offers Class A and Class B Shares of each Fund. Class A Shares are offered to the general public at net asset value plus an applicable sales charge. Class B shares are offered to the general public at net asset value without a sales charge when purchased, but are subject to a sales charge if a Shareholder redeems them prior to the sixth anniversary of purchase. Class A and Class B Shares are also subject to a Distribution and Shareholder Services Plan fee. As of the date of this Prospectus, however, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund, and the South Carolina Fund.



PERFORMANCE INFORMATION

      From time to time, the Prime Money Market Fund's and the U.S. Treasury Fund's annualized "yield" and "effective yield" and total return for Trust Shares may be presented in advertisements, sales literature and Shareholder reports. The "yield" of the Prime Money Market Fund and the U.S. Treasury Fund is based upon the income earned by the Fund over a seven-day period and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Group and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

      Total return is calculated for the past year and the period since the establishment of each Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

      From time to time performance information of a Variable NAV Fund and the Funds of Funds showing its average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. In addition, tax equivalent yield may be presented in advertisements, sales literature and shareholder reports of the North Carolina Fund and the South Carolina Fund. Average annual total return will be calculated for the period since the establishment of a Fund and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of an investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the net investment income per Share for a Variable NAV Fund or for a Fund of Funds earned during a recent 30-day period by the Fund's per Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the results.

      The North Carolina Fund and the South Carolina Fund may also advertise their tax equivalent yield, which reflects the amount of income subject to federal income taxation that a taxpayer would have to earn in order to obtain the same after-tax income as that derived from the yield of the Funds. The tax equivalent yield will be significantly higher than the yield of the North Carolina Fund or the South Carolina Fund.

      Each Fund may also present its average annual total return, aggregate total return, yield and/or tax equivalent yield, as the case may be, excluding the effect of a sales charge, if any.

      The Variable NAV Funds and the Funds of Funds may also calculate a distribution rate. Distribution rates will be computed by dividing the distribution per Share of a class made by a Fund over a twelve-month period by the maximum offering price per Share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, and may include returns of principal, whereas yield does not include such items. Each of the Funds do not intend to publish distribution rates in Fund advertisements but may publish such rates in supplemental sales literature. Distribution rates may also be presented excluding the effect of a sales charge, if any.

      Yield, effective yield, total return and distribution rate will be calculated separately for each Class of Shares. Because Trust Shares are not subject to Distribution and Shareholder Services Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A or Class B Shares for the same period.

      Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc., IBC/Donoghue's MONEY FUND REPORT and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

      Information about the performance of a Fund is based on a Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in a Fund are not reflected in the Group's performance information.

      Further information about the performance of each Fund of the Group is contained in the Group's annual report to Shareholders, which may be obtained without charge by calling (800) 228-1872.

MISCELLANEOUS

      Shareholders will receive unaudited semi-annual reports describing the investment operations of each of the Funds and annual financial statements audited by independent public accountants.

      Inquiries regarding the Group may be directed in writing to the Group at the following address -- the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                               INVESTMENT ADVISER
                        Branch Banking and Trust Company
                          434 Fayetteville Street Mall
                                Raleigh, NC 27601


                                 ADMINISTRATOR
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219



                                   DISTRIBUTOR
                             BISYS Fund Services LP
                                3435 Stelzer Road
                               Columbus, OH 43219


                                  LEGAL COUNSEL
                                  Ropes & Gray
                               One Franklin Square
                               1301 K Street, N.W.
                                 Suite 800 East
                              Washington, DC 20005

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                    AUDITORS
                              KPMG Peat Marwick LLP
                        Two Nationwide Plaza, Suite 1600
                               Columbus, OH 43215

                              CROSS REFERENCE SHEET

                     PROSPECTUS FOR BB&T MUTUAL FUNDS GROUP

                            SMALL COMPANY GROWTH FUND

                                  TRUST SHARES


Part A Item                                                                               Prospectus Caption
-----------                                                                               ------------------
Cover Page..........................................................................      Cover Page

Financial
   Highlights.......................................................................      Selected Per Share Data and Ratios;
                                                                                          Performance


Synopsis............................................................................      Fee Table

General Description
   of Registrant....................................................................      BB&T Mutual Funds Group;
                                                                                          Investment Objective and Policies;
                                                                                          Investment Restrictions; General
                                                                                          Information - Description of the Group
                                                                                          and Its Shares

Management of BB&T
   Mutual Funds Group...............................................................      Management of BB&T Mutual Funds
                                                                                          Group; General Information - Custodian
                                                                                          and Transfer Agent
Capital Stock and
   Other Securities.................................................................      BB&T Mutual Funds Group; How to
                                                                                          Purchase and Redeem Shares;
                                                                                          Dividends and Taxes; General
                                                                                          Information - Description of the Group
                                                                                          and Its Shares; General Information -
                                                                                          Miscellaneous
Purchase of Securities
   Being Offered....................................................................      Valuation of Shares; How to Purchase
                                                                                          and Redeem Shares

Redemption or Repurchase............................................................      How to Purchase and Redeem  Shares

Legal Proceedings...................................................................      Inapplicable

                            SMALL COMPANY GROWTH FUND


                                  TRUST SHARES


                         BRANCH BANKING & TRUST COMPANY
                               INVESTMENT ADVISER

                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR


                       PROSPECTUS DATED FEBRUARY 1, 1999

                                TABLE OF CONTENTS


                                                                              Page
                                                                              ----
Prospectus Summary...........................................................
Fee Table....................................................................
The Group....................................................................
Financial Highlights.........................................................
Investment Objective and Policies............................................
Investment Restrictions......................................................
Valuation of Shares..........................................................
How to Purchase and Redeem Shares............................................
Dividends and Taxes..........................................................
Management of BB&T Mutual Funds Group........................................
General Information..........................................................














         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             BB&T MUTUAL FUNDS GROUP
                         BB&T SMALL COMPANY GROWTH FUND


3435 Stelzer Road                                   For current yield, purchase,
Columbus, Ohio 43219                                 and redemption information,
Investment Adviser: Branch Banking                           call (800) 228-1872
and Trust Company ("BB&T")                           TDD/TTY call (800) 300-8893


         THE BB&T SMALL COMPANY GROWTH FUND (the "Small Company Growth Fund") is a separate investment fund of the BB&T Mutual Funds Group (the "Group"), an open-end management investment company offering to the public fourteen separate investment funds (each a "Fund"). Each Fund of the Group offers multiple classes of units of beneficial interest ("Shares"). Three of the Funds, (the "Funds of Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group. The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group.

         The BB&T Small Company Growth Fund seeks long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies.

         This Prospectus relates to the Trust Shares of the Small Company Growth Fund, which are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Through a separate prospectus, the Group also offers Class A and Class B Shares of the Small Company Growth Fund, which are offered to the general public. Additional information about each of the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information and the prospectus relating to the Class A and Class B Shares are available upon request without charge by writing to the Group or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         This Prospectus sets forth concisely the information about the Small Company Growth Fund's Trust Shares that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.


         SHARES OF THE BB&T MUTUAL FUNDS GROUP ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. SUCH SHARES ARE NOT FEDERALLY

INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       Prospectus dated February 1, 1999

                               PROSPECTUS SUMMARY


The Small Company                   This prospectus relates to only the Trust
 Growth Fund                        Shares of the Small Company Growth Fund, one
                                    class of a separately managed portfolio of
                                    BB&T Mutual Funds Group (the "Group"). The
                                    Group, a Massachusetts business trust, is an
                                    open-end management investment company which
                                    currently consists of fourteen separately
                                    managed portfolios (each a "Fund"). Like
                                    most of the Group's Funds, the Small Company
                                    Growth Fund offers to the public three
                                    classes of Shares: Class A, Class B and
                                    Trust Class.


Investment Objective and            The Small Company Growth Fund seeks
  Policies                          long-term capital appreciation through
                                    investment primarily in a diversified
                                    portfolio of equity and equity-related
                                    securities of small capitalization growth
                                    companies.

Investment Risks                    The Small Company Growth Fund's performance
                                    may change daily based on many factors
                                    including interest rate levels, the quality
                                    of the obligations in the Fund's portfolio,
                                    and market conditions.

Offering Price                      The public offering price of the Small
                                    Company Growth Fund is equal to its net
                                    asset value per Trust Share. (See "HOW TO
                                    PURCHASE AND REDEEM SHARES--Purchases of
                                    Trust Shares.")

Minimum Purchase                    No minimum purchase applies to purchases of
                                    Trust Shares.


Investment Adviser                  Branch Banking and Trust Company ("BB&T"),
                                    Raleigh, North Carolina.

Investment Sub-Adviser              Blackrock Financial Management, Inc.,
                                    Philadelphia, Pennsylvania


Dividends                           The Small Company Growth Fund declares and
                                    pays dividends quarterly.


Distributor                         BISYS Fund Services LP, Columbus, Ohio.

                                    THE GROUP

         BB&T Mutual Funds Group (the "Group") is an open-end management investment company. The Group consists of fourteen series of units of beneficial interest ("Shares"), each representing interests in one of fourteen separate investment funds (each a "Fund"). Three of the Funds (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group. The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group. Each Fund is authorized to offer three classes of Shares: Class A Shares, Class B Shares and Trust Shares.

                                    FEE TABLE

         The following Fee Table and example summarize the various costs and expenses that a Shareholder of Trust Shares of the Small Company Growth Fund will bear, either directly or indirectly.



                                                                               SMALL
                                                                               COMPANY
                                                                            GROWTH FUND
                                                                            ----------
                                                                                TRUST
                                                                                CLASS
                                                                                -----
SHAREHOLDER TRANSACTION EXPENSES(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of offering price)                                 0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a percentage of offering price)                      0%
Deferred Sales Load (as a percentage
  of original purchase price or
  redemption proceeds, as applicable)                                           0%
Redemption Fees (as a percentage of
  amount redeemed, if applicable)(2)                                            0%
Exchange Fee                                                                 $  0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of net assets)
Management Fees                                                              1.00%
12b-1 Fees                                                                      0%
Other Expenses                                                               0.61%
Total Fund Operating Expenses                                                1.61%
                                                                             =====

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in Trust Shares of the Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--"Purchases of Trust Shares" and "HOW TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")

(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")

EXAMPLE:

You would pay the following expenses on a $1,000 investment in Trust Shares of the Small Company Growth Fund, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                              1 YEAR              3 YEARS              5 YEARS              10 YEARS
                              ------              -------              -------              --------

Small Company Growth Fund      $16                  $51                 $88                  $191

            Trust Shares are not subject to a 12b-1 fee and are not sold pursuant to a sales charge.

            The purpose of the table above is to assist a potential investor in the Fund in understanding the various costs and expenses that an investor in the Trust Shares of the Fund will bear directly or indirectly. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP" for a more complete discussion of annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


         The table below sets forth financial highlights concerning the investment results for the Small Company Growth Fund for the periods indicated. The information through the year ended September 30, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors for the Group, whose report thereon, insofar as it relates to each of the years or periods indicated herein is included in the Statement of Additional Information.


         Information regarding the Class A and Class B Shares can be obtained in a separate prospectus by writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219 or by calling (800) 228-1872.


                                                     SMALL COMPANY GROWTH FUND
                                                     -------------------------
                                                          FOR THE YEAR    FOR THE YEAR    FOR THE YEAR      12/07/94
                                                              ENDED          ENDED            ENDED            TO
                                                            09/30/98       09/30/97         09/30/96       09/30/95(a)
                                                            --------       --------         --------       -----------
                                                           TRUST CLASS    TRUST CLASS      TRUST CLASS     TRUST CLASS
                                                           -----------    -----------      -----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $23.52          $21.18               $14.57           $10.00
                                                              ------          ------               ------           ------

INVESTMENT ACTIVITIES
  Net investment loss                                         (0.20)           (0.11)               (0.17)           (0.07)
  Net realized and unrealized gains on investments            (5.32)            2.47                 6.78             4.64
                                                              ------            ----                 ----             ----

            Total from Investment Activities                  (5.52)            2.36                 6.61             4.57
                                                              ------            ----                 ----             ----
DISTRIBUTIONS
  In excess of net realized gains                             (0.31)           (0.02)                  --
                                                              ------          ------               ------
            Total Distributions                               (0.31)           (0.02)                  --               --
                                                              ------          ------               ------             ----
NET ASSET VALUE, END OF PERIOD                                $17.69          $23.52               $21.18          $ 14.57
                                                              ------          ------               ------          -------
Total Return                                                  (23.62%)         11.17%               45.37%           45.70%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net Assets, End of Period (000)                            $65,180          $58,660             $36,373          $16,962
  Ratio of expenses to average net assets                      1.61%             1.64%               1.79%            2.33%(c)
  Ratio of net investment loss to average net assets         (1.11%)           (1.04)%             (1.00)%          (1.34)%(c)
  Ratio of expenses to average net assets*                     1.61%             1.64%               1.79%            2.24%(C)
  Ratio of net investment loss to average net assets*        (1.11%)           (1.04)%             (1.00)%          (1.43)%(c)

Portfolio Turnover(d)                                        157.44%            80.66%              71.62%           46.97%

---------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)        Period from commencement of operations.
(b)        Not annualized.
(c)        Annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       INVESTMENT OBJECTIVES AND POLICIES

THE SMALL COMPANY GROWTH FUND

           The Small Company Growth Fund's investment objective is to seek long-term capital appreciation through investment primarily in a diversified portfolio of equity and equity-related securities of small capitalization growth companies. The investment objective of the Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous"). There can be, of course, no assurance that the Fund will achieve its investment objective.

           The Small Company Growth Fund will invest in companies that are considered to have favorable and above average earnings growth prospects and, as a matter of fundamental policy, at least 65% of the Fund's total assets will be invested in small companies with a market capitalization under $1 billion at the time of purchase. In making portfolio investments, the Small Company Growth Fund will assess characteristics such as financial condition, revenue, growth, profitability, earnings per share growth and trading liquidity. The remainder of the Fund's assets, if not invested in the securities of small companies, will be invested in the instruments described below and under "Specific Investment Policies."


           Smaller, less seasoned companies may be subject to greater business risk than larger, established companies. They may be more vulnerable to changes in economic conditions, specific industry conditions, market fluctuations and other factors affecting the profitability of companies. Therefore, the stock price of smaller capitalization companies may be subject to greater price fluctuations than those of larger, established companies. Due to these and other risk factors, the price movement of the securities held by the Fund may be volatile and the net asset value of a share of the Fund may fluctuate more than that of a share of a fund that invests in larger established companies.


           Depending upon the performance of the portfolio investments of the Small Company Growth Fund the net asset value per Share of the Fund will fluctuate.

SPECIFIC INVESTMENT POLICIES

           The following is a description of certain permitted investments for the Small Company Growth Fund. For a more detailed description, see the Statement of Additional Information.

REPURCHASE AGREEMENTS

           Securities held by the Small Company Growth Fund may be subject to repurchase agreements. The Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, the Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if the Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. The Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by the Fund's investment sub-adviser. Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of the Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").


REVERSE REPURCHASE AGREEMENTS


           In accordance with the investment restrictions described below, the Small Company Growth Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. The Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.


WHEN-ISSUED SECURITIES

           The Small Company Growth Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase and sell securities on a "forward commitment" basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide the Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. The Fund engages in when-issued and

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delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous. The Small Company Growth Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

SHORT-TERM OBLIGATIONS


           The Small Company Growth Fund may invest in high quality, short-term obligations (with maturities of 12 months or less) such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. Such investments will be limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations ("NRSROs") (for example, commercial paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do not possess a rating (i.e., are unrated) but are determined by BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company) to be of comparable quality to rated instruments eligible for purchase. Under normal market conditions, the Small Company Growth Fund will limit its investment in short-term obligations to 35% of its total assets.



           The Small Company Growth Fund may invest in short-term obligations in order to acquire interest income combined with liquidity. For temporary defensive purposes, as determined by BFMI, these investments may constitute
100% of the Fund's portfolio and, in such circumstances, will constitute a temporary suspension of the Fund's attempts to achieve its investment objective.


U.S. GOVERNMENT SECURITIES

           The Small Company Growth Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"), some of which may be subject to repurchase agreements. The types of U.S. Government Securities in which the Fund will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

           U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.


           The Small Company Growth Fund may also invest in "zero coupon" U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.


COLLATERALIZED MORTGAGE OBLIGATIONS

           The Small Company Growth Fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the

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



early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

           Certain debt securities such as, but not limited to, mortgage-backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

           CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

           Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by the Fund may be considered liquid securities pursuant to guidelines established by the Group's Board of Trustees. The Fund will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

           Unless stated otherwise, the Fund will limit its investment in CMOs to 25% of the value of its total assets.

COMMERCIAL BONDS

           The Small Company Growth Fund may invest up to 35% of its total assets, in bonds, notes and debentures of a wide range of U.S. corporate issuers. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds, notes and debentures in which the Small Company Growth Fund may invest may differ in interest rates, maturities and times of issuance and may include CMOs (which are described above).


           The Small Company Growth Fund will invest only in bonds, notes, and debentures which are rated at the time of purchase within the three highest rating groups assigned by an NRSRO (for example, at least A by Moody's or S&P), or, if unrated, which BFMI deems to be of comparable quality. The applicable ratings are described in the Appendix to the Statement of Additional Information. In the event that the rating of any debt securities falls below the third highest rating category, the Fund will not be obligated to dispose of such obligations and may continue to hold such obligations if, in the opinion of BFMI such investment is considered appropriate under the circumstances.


OPTIONS AND FUTURES CONTRACTS


           To the extent consistent with its investment objective, the Small Company Growth Fund may engage in writing call options from time to time as BFMI deems to be appropriate. Options are written solely as covered call options (options on securities owned by a Fund). Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. In order to close out an option position, the Fund will enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as any call option which it may previously have written. Upon the sale of a portfolio security upon which it has written a covered call option, the Fund must effect a closing purchase transaction so as to avoid converting a covered call into a "naked call," i.e., a call option on a security not owned by the Fund. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price but retains the risk of loss should the price of the security decline.


           To the extent consistent with its investment objective, the Small Company Growth Fund may write covered call options, buy put options, buy call options and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative. These options may relate to particular securities, financial instruments, foreign currencies, stock or bond indices or the yield differential between two securities, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. The Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded

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



purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.


           To the extent consistent with its investment objective, the Small Company Growth Fund may also invest in futures contracts and options on futures contracts to commit funds awaiting investment in stocks or maintain cash liquidity or for other hedging purposes. The value of the Fund's contracts may equal or exceed 100% of its total assets, although the Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.


           Futures contracts obligate the Small Company Growth Fund at maturity to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. The Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. The Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.


           The Small Company Growth Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When the Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with the Fund's position in a futures contract or related option, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

           The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; (iv) losses due to unanticipated market movements; and (v) a purchaser's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, and other economic factors. Successful use of futures is subject to the ability correctly to predict movements in the direction of the market. For example, if the Fund uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities that it has hedged because the Fund will have approximately equal offsetting losses in its future positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low

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




margin deposits required, and the extremely high degree of leverage involved in Futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.





FOREIGN INVESTMENTS

           The Small Company Growth Fund may invest in foreign securities through the purchase of American Depository Receipts ("ADRs") or the purchase of securities on the New York Stock Exchange. The Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks and in Canadian Commercial Paper and Europaper. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer.


            Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The Small Company Growth Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect the Fund's operations. Special tax considerations apply to foreign securities.


           In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, the Small Company Growth Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

           On January 1, 1999, the European Monetary Market Union ("EMU") plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. On the same day, exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by coins and banks notes by the middle of 2002.


           The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of certain foreign securities held by the Small Company Growth Fund.


OTHER INVESTMENT PRACTICES

           For liquidity purposes, the Small Company Growth Fund may invest in money market funds. The Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund (including Shares of the Prime Money Market Fund and the U.S. Treasury Fund pursuant to exemptive relief granted by the Securities and Exchange Commission) and up to 10% of its total assets in more than one money market mutual fund. In order to avoid the imposition of additional fees as a result of investments in Shares of the Prime Money Market Fund and the U.S. Treasury Fund, BB&T and BISYS Fund Services (the "Administrator") (see "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP"-- "Investment Adviser" and "Administrator and Distributor") will reduce that portion of their usual asset-based service fees from the Fund by an amount equal to their service fees from the Prime Money Market Fund and the U.S. Treasury Fund that are attributable to the Fund investments. BB&T and the Administrator will promptly forward such fees to the Fund. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds. Additional restrictions on the Fund's investments in the securities of an unaffiliated money market fund and/or the Prime Money Market Fund or the U.S. Treasury Fund are contained in the Statement of Additional Information.


           In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or the Fund's sub-adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. The Group will employ one or more securities lending agents to initiate and affect securities lending transactions for the Group. While the lending of securities may subject the Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Fund exclusively in money market instruments. While the Fund will not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The Fund will restrict its securities lending to 33 1/3% of its total assets.


            In order to generate income, the Small Company Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what BFMI believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the portfolio turnover rate of the Fund and its transaction costs.


PRIVATE PLACEMENT INVESTMENTS

           The Small Company Growth Fund may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.


           The Small Company Growth Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as BFMI determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.


STANDARD & POOR'S DEPOSITORY RECEIPTS

           The Small Company Growth Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and structured to provide investors proportionate undivided interests in a securities portfolio consisting of substantially all of the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index, e.g., the S&P 500 Index. SPDRs are generally not redeemable, but are exchange traded. SPDRs are issued by a trust that is a unit investment trust, a type of registered investment company. SPDRs, therefore, will be acquired by the Fund only within the limits prescribed under the 1940 Act.

PORTFOLIO TURNOVER


           The Portfolio turnover rate for the Small Company Growth Fund was 157.44% in the fiscal year ended September 30, 1998. The portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Fund and may result in higher levels of taxable realized gains (including short-term capital gains which generally are taxed at ordinary income tax rates) to the Fund's shareholders. See "DIVIDENDS AND TAXES."


YEAR 2000


           The investment services industry is evaluating the capability of existing application software programs and operating systems to accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed to accommodate only a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year
1995). If the year 1999 is the maximum date value these systems are able to accurately process, the improper identification of the year 2000 could result in a computer system failure or miscalculations causing a disruption of operations. The Group's principal services providers are taking steps the Group believes are reasonably designed to address the year 2000 issues with respect to the computer systems those providers operate. However, this is an ongoing process and testing and other steps are scheduled to be completed in 1999. Nevertheless, the inability of service providers to successfully address year 2000 issues could result in interruptions in the Group's business and have a material adverse impact on the Group's operations.


                             INVESTMENT RESTRICTIONS

           The Small Company Growth Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the Fund (see "GENERAL INFORMATION--Miscellaneous").

           The Small Company Growth Fund may not:

                      1. Purchase any securities that would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the

           U.S. Government or its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                      2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

                      3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

                      4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.


                               VALUATION OF SHARES

           The net asset value of the Small Company Growth Fund is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in the Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,

Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of the Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.

           The securities in the Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees of the Group believes accurately reflects fair value. For further information about the valuation of investments, see the Statement of Additional Information.


                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


           Shares are sold on a continuous basis by the Group's Distributor, BISYS Fund Services LP. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Group at
(800) 228-1872.


PURCHASES OF TRUST SHARES

           Trust Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of Customers of Branch Banking & Trust Company or one of its affiliates (individually a "Bank" and collectively the "Banks") or other financial service providers approved by the Distributor.

           Shares of the Group sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver Federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.

           Trust Shares of the Fund are sold at the net asset value per Trust Share next determined after receipt by the Distributor of an order in good form to purchase Trust Shares (see "VALUATION OF SHARES"). There is no sales charge imposed by the Group in connection with the purchase of the Fund's Trust Shares. There is no minimum or subsequent investment requirement for Trust Shares. There is no limit on the amount of Trust Shares that may be purchased.

           Purchases of Trust Shares of the Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for the Fund received prior to the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the date of receipt. An order for the Fund received after the Valuation Time on any Business Day will be executed at the net asset value determined as of the Valuation Time on the next Business Day.

           Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the Fund. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.

           The Group reserves the right to reject any order for the purchase of its Trust Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

EXCHANGE PRIVILEGE

           Trust Shares of the Small Company Growth Fund may be exchanged for Trust Shares of the other Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Trust Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Trust Shares may also be exchanged for Class A Shares, if the Shareholder ceases to be eligible to purchase Trust Shares. Trust Shares may not be exchanged for Class B Shares.

           The Group does not impose a charge for processing exchanges of its Trust Shares. However, the exchange of Trust Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Shareholders may exchange their Trust Shares for Trust Shares of another Fund on the basis of the relative net asset value of the Shares exchanged.

           An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange.

           A Shareholder wishing to exchange Trust Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of

Shares of such other Fund may legally be sold. The Group reserves the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days written notice.

           The Group's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Group has established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

REDEMPTION OF SHARES

           Shareholders may redeem their Trust Shares without charge on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.

REDEMPTION BY MAIL

           A written request for redemption must be received by the Group in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or
(3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

REDEMPTION BY TELEPHONE

           Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Group at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the Group's transfer agent, BB&T or the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Group's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group.

PAYMENTS TO SHAREHOLDERS

           Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Group or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

           At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 10 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


           See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.



                               DIVIDENDS AND TAXES

           The Small Company Growth Fund will be treated as a separate entity for federal income tax purposes. The Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If qualified, the Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. The Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.


           Dividends received by a Shareholder of the Small Company Growth Fund that are derived from the Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from the Fund.


           Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

           The amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed dividends on Class B Shares as a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares.

           Net realized capital gains, if any, are distributed at least annually to Shareholders of record. The Small Company Growth Fund declares and pays dividends quarterly.

            A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of declaration unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. If you elect to receive distributions in cash and your checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


           Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.


           Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the earnings and profits of a Fund as determined for tax purposes. Certain dividends paid by the Small Company Growth Fund, and so designated by the Fund, may qualify for the dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim such a dividends received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. Distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in the Fund. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.



           Distributions are taxable to a Shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment (and thus were included in the price paid by the Shareholder).


           The foregoing is a summary of certain federal, state and local income tax consequences of investing in the Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in the Fund with specific reference to their own tax situation.

                      MANAGEMENT OF BB&T MUTUAL FUNDS GROUP

TRUSTEES OF THE GROUP


           Overall responsibility for management of the Group rests with the Board of Trustees of the Group, who are elected by the Shareholders of the Group. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The Trustees of the Group, their current addresses, and principal occupations during the past five years are as follows:



                                   POSITION(S) HELD              PRINCIPAL OCCUPATION
NAME AND ADDRESS                   WITH THE GROUP                 DURING PAST 5 YEARS
----------------                   --------------                --------------------

*Walter B. Grimm                   Chairman of the Board         From June, 1992 to present,
3435 Stelzer Road                                                employee of BISYS Fund Services;
Columbus, Oh  43219                                              from 1987 To June, 1992,
                                                                 President Of Leigh Consulting/investments
                                                                 (investment firm)

William E. Graham, Jr.             Trustee                       From January 1994 to present,
One Hannover Square                                              Counsel, Hunton & Williams; from
Fayetteville Street Mall                                         1985 to December, 1993, Vice
P.O. Box 109                                                     Chairman, Carolina Power & Light
Raleigh, NC  27602                                               Company

Thomas W. Lambeth                  Trustee                       from 1978 to present, Executive
101 Reynolda Village                                             Director, Z. Smith Reynolds
Winston-Salem, NC  27106                                         Foundation

W. Ray Long                        Trustee                       Retired; Executive Vice President,
434 Fayetteville Street Mall                                     Branch Banking and Trust Company
Raleigh, NC  27601                                               From 1974 to 1998

Robert W. Stewart                  Trustee                       Retired; Chairman and Chief
201 Huntington Road                                              Executive Officer of Engineered
Greenville, SC  29615                                            Custom Plastics Corporation from
                                                                 1969 to 1990



*          Indicates an "interested person" of the Group as defined in the 1940
Act.



           The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, Inc., BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the Group for acting as a Trustee. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Group for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as Transfer Agent and for providing fund accounting services to the Group. Walter B. Grimm is an employee of BISYS Fund Services.


INVESTMENT ADVISER


           BB&T is the investment adviser of the Small Company Growth Fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 1997, BB&T Corporation had assets of approximately $29.2 billion. Through its subsidiaries, BB&T Corporation operates over 540 banking offices in Maryland, North Carolina, South Carolina, Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.



           In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the Group, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the Group. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 16 years and currently manages assets of more than $3.37 billion.


            Under an investment advisory agreement between the Group and BB&T, the fee payable to BB&T by the Fund for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of one percent (1.00%) of the Small Company Growth Fund's average daily net assets; or
(b) such fee as may from time to time be agreed upon in writing by the Group and BB&T. A fee agreed to in writing from time to time by the Group and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.


            For the fiscal year ended September 30, 1998, the Small Company Growth Fund paid as investment advisory fees 1.00% of its average daily net assets.


INVESTMENT SUB-ADVISER


           BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company) serves as the Investment Sub-Adviser to the Small Company Growth Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BFMI manages the Fund, selects investments and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the Small Company Growth Fund's investment objective, policies and restrictions.


           The person primarily responsible for the management of the Small Company Growth Fund is William J. Wykle. Mr. Wykle has served as the Manager of the Small Company Growth Fund since its inception. Mr. Wykle has been an investment manager with BFMI since 1995 and has been the portfolio manager of the BlackRock Funds(SM) Small Cap Growth Equity Portfolio since its inception. From 1986 to 1992, he was an investment manager at PNC Bank and its predecessor, Provident National Bank.



           BFMI is an indirect majority-owned subsidiary of PNC Bank, National Association ("PNC Bank"), the former Sub-Adviser to the Small Company Growth Fund, with offices located at 1600 Market Street, Philadelphia, Pennsylvania 19103. At September 30, 1998, BFMI had approximately $70 billion in discretionary assets under management, including $24 billion in mutual fund portfolios. PNC Bank is a wholly-owned indirect subsidiary of PNC Bank Corp.
PNC Bank Corp., a bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest diversified financial services companies in the United States and operates eight lines of business: regional community banking, corporate banking, national consumer banking, private banking, mortgage banking, secured lending, asset management and mutual fund servicing. Financial products and services are offered nationally and in PNC Bank's primary geographic markets in Pennsylvania, New Jersey, Delaware, Ohio and Kentucky. PNC Bank's origins, and in particular its trust administration services, date back to the mid-to-late 1800s. During the first nine months of 1998, PNC Bank's fixed income, equity and liquidity businesses were consolidated under BlackRock, Inc., BFMI'S indirect parent. This combination created one of the largest asset managers in the United States with $122 billion in assets under management as of September 30, 1998.



           For its services and expenses incurred under the Sub-Advisory Agreement, BFMI is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the Small Company Growth Fund's average daily net assets), which vary according to the level of Fund assets:







            FUND ASSETS                                    ANNUAL FEE
            -----------                                    -----------
            Up to $50 million                                 0.50%
            Next $50 million                                  0.45%
            Over $100 million                                 0.40%

ADMINISTRATOR AND DISTRIBUTOR


            BISYS Fund Services is the administrator for the Small Company Growth Fund and also acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the Group's Board of Trustees. BISYS Fund Services is wholly-owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.




           The Administrator generally assists in all aspects of the Small Company Growth Fund's administration and operation. Under a management and administration agreement between the Group and the Administrator, the fee payable by the Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and the Administrator. A fee agreed to in writing from time to time by the Group and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower the Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect.



           For the fiscal year ended September 30, 1998, the Small Company Growth Fund paid administration fees of .20% of its average daily net assets.



EXPENSES

           BB&T and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Small Company Growth Fund. The Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by the Fund, certain insurance premiums, costs of maintenance of the Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of the Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Group's Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.


           For the fiscal year ended September 30, 1998, the Small Company Growth Fund's total operating expenses for Trust Shares were 1.61% of its average daily net assets.


BANKING LAWS


            BB&T and BFMI each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the Group contemplated by its investment advisory agreement with the Group and investment and sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the Group. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T and BFMI could continue to perform such services for the Group. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


DISTRIBUTION PLAN

            The Distribution Plan contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Fund within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.


PORTFOLIO BROKERAGE

            When placing orders for the Group's securities transactions, BB&T or the Small Company Growth Fund's sub-adviser will use its judgment to obtain best price and execution. The full range and quality of brokerage services available are considered in making these determinations. BB&T or the Fund's sub-adviser may use a qualified affiliated broker or dealer of BB&T to execute the Group's transactions when it reasonably believes that commissions (or prices) charged and transaction quality will be at least comparable to those available from other qualified brokers or dealers.

                               GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES



            The Group was organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The Group has an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into fourteen series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Prime Money Market Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund. Each Fund is authorized to issue three classes of shares: Class A, Class B and Trust Shares. Currently, the Short-Intermediate Fund, the North Carolina Fund and the South Carolina Fund are not offering Class B Shares. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).



           Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, Shares shall be voted by individual series, and (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class.



           As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Group or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Group or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Group or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Group or such Fund.

           Overall responsibility for the management of the Group is vested in the Board of Trustees. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Trustees of the Group." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Group and Massachusetts law.

See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

           Although the Group is not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the Group's outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the Group. Shareholder inquiries should be directed to the Secretary of the Group at 3435 Stelzer Road, Columbus, Ohio 43219.


           As of October 29, 1998 BB&T owned of record substantially all of the Trust Shares of the Small Company Growth Fund and held voting or investment power with respect to more than 95% of the Trust Shares of the Fund. BB&T may therefore be deemed to be a "controlling person" of the Trust Shares of the Fund within the meaning of the 1940 Act.


CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

           Star Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for the Small Company Growth Fund.

           BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the Group.

OTHER CLASSES OF SHARES

            In addition to Trust Shares, the Small Company Growth Fund also offers Class A and Class B Shares. Class A Shares are offered to the general public at net asset value plus an applicable sales charge. Class B shares are offered to the general public at net asset value without a sales charge when purchased, but are subject to a sales charge if a Shareholder redeems them prior to the sixth anniversary of purchase. Class A and Class B Shares are also subject to a Distribution and Shareholder Services Plan fee.

PERFORMANCE INFORMATION


           From time to time performance information of the Small Company Growth Fund showing its average annual total return, aggregate total return, and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Fund and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of an investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the net investment income per Share for the Fund earned during a recent 30-day period by its per Share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the results.


           The Small Company Growth Fund may also present its average annual total return, aggregate total return, yield and/or tax equivalent yield, as the case may be, excluding the effect of a sales charge, if any.



            The Small Company Growth Fund may also calculate a distribution rate. Distribution rates will be computed by dividing the distribution per Share of a class made by the Fund over a twelve-month period by the maximum offering price per Share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although the Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, and may include returns of principal, whereas yield does not include such items. The Fund does not intend to publish distribution rates in Fund advertisements but may publish such rates in supplemental sales literature. Distribution rates may also be presented excluding the effect of a sales charge, if any.


           Yield, effective yield, total return and distribution rate will be calculated separately for each Class of Shares. Because Trust Shares are not subject to Distribution and Shareholder Services Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A or Class B Shares for the same period.


           Investors may also judge the performance of the Small Company Growth Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc., IBC/Donoghue's MONEY FUND REPORT and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.



           Information about the performance of the Small Company Growth Fund is based on its record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in the Fund are not reflected in the Group's performance information.


           Further information about the performance of the Small Company Growth Fund is contained in the Group's annual report to Shareholders, which may be obtained without charge by calling (800) 228-1872.


MISCELLANEOUS

           Shareholders will receive unaudited semi-annual reports describing the investment operations of the Small Company Growth Fund and annual financial statements audited by independent public accountants.


           Inquiries regarding the Small Company Growth Fund may be directed in writing to the Group at the following address -- the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                               INVESTMENT ADVISER
                        Branch Banking and Trust Company
                          434 Fayetteville Street Mall
                                Raleigh, NC 27601

                             INVESTMENT SUB-ADVISER
                      BlackRock Financial Management, Inc.
                         1600 Market Street, 27th Floor
                             Philadelphia, PA 19103



                                  ADMINISTRATOR
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219


                                   DISTRIBUTOR
                             BISYS Fund Services, LP
                                3435 Stelzer Road
                               Columbus, OH 43219

                                  LEGAL COUNSEL
                                  Ropes & Gray
                               One Franklin Square
                       1301 K Street, N.W., Suite 800 East
                              Washington, DC 20005

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                    AUDITORS
                              KPMG Peat Marwick LLP
                        Two Nationwide Plaza, Suite 1600
                               Columbus, OH 43215

------------------ COMPARISON OF FOOTERS ------------------

-FOOTER 1-
-1-


-FOOTER 2-
7063468.02/PEA #14 Small Co

                              CROSS REFERENCE SHEET

                     PROSPECTUS FOR BB&T MUTUAL FUNDS GROUP


                         U.S. TREASURY MONEY MARKET FUND
                             PRIME MONEY MARKET FUND
                       CLASS A, CLASS B AND TRUST SHARES


Part A Item                                                       Prospectus Caption
-----------                                                       ------------------

Cover Page....................................................    Cover Page

Financial
   Highlights.................................................    Selected Per Share Data and Ratios;
                                                                  Performance


Synopsis......................................................    Fee Table

General Description
   of Registrant..............................................    BB&T Mutual Funds Group;
                                                                  Investment Objective and Policies;
                                                                  Investment Restrictions; General
                                                                  Information - Description of the
                                                                  Group and Its Shares

Management of BB&T
   Mutual Funds Group.........................................    Management of BB&T Mutual Funds
                                                                  Group; General Information -
                                                                  Custodian and Transfer Agent
Capital Stock and
   Other Securities...........................................    BB&T Mutual Funds Group; How to
                                                                  Purchase and Redeem Shares;
                                                                  Dividends and Taxes; General
                                                                  Information - Description of the
                                                                  Group and Its Shares; General Information
                                                                  - Miscellaneous
Purchase of Securities
   Being Offered..............................................    Valuation of Shares; How to Purchase
                                                                  and Redeem Shares

Redemption or Repurchase......................................    How to Purchase and Redeem Shares

Legal Proceedings.............................................    Inapplicable

                         U.S. Treasury Money Market Fund

                             Prime Money Market Fund


                                 CLASS A SHARES


                                 CLASS B SHARES



                                  TRUST SHARES



                         BRANCH BANKING & TRUST COMPANY
                               INVESTMENT ADVISER

                               BISYS FUND SERVICES
                          ADMINISTRATOR AND DISTRIBUTOR



                       PROSPECTUS DATED FEBRUARY 1, 1999

                                TABLE OF CONTENTS

                                                                         Page
Prospectus Summary.....................................................
Fee Table..............................................................
The Group..............................................................
Financial Highlights...................................................
Investment Objectives and Policies.....................................
Investment Restrictions................................................
Valuation of Shares....................................................
How to Purchase and Redeem Shares......................................
Dividends and Taxes....................................................
Management of BB&T Mutual Funds Group..................................
General Information....................................................














         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             BB&T MUTUAL FUNDS GROUP


3435 Stelzer Road                                   For current yield, purchase,
Columbus, Ohio 43219                                 and redemption information,
Investment Adviser: Branch Banking                           call (800) 228-1872
and Trust Company ("BB&T")                           TDD/TTY call (800) 300-8893


         THE BB&T MUTUAL FUNDS GROUP (the "Group") is an open-end management investment company offering to the public fourteen separate investment funds (each, a "Fund"). Each Fund of the Group offers multiple classes of units of beneficial interest ("Shares"). Three of the Funds (the "Funds of Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group. The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group.

         THE BB&T U.S. TREASURY MONEY MARKET FUND (the "U.S. Treasury Fund") seeks current income with liquidity and stability of principal, through investment exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements. The U.S. Treasury Fund seeks to maintain a constant net asset value of $1.00 per share.

         THE BB&T PRIME MONEY MARKET FUND (the "Prime Money Market Fund") seeks as high a level of current income as is consistent with maintaining liquidity and stability of principal. The Prime Money Market Fund seeks to maintain a constant net asset value of $1.00 per share.


         This Prospectus relates to Class A Shares (formerly the Investor Shares) and Class B Shares, which are offered to the general public, and to Trust Shares which are offered to BB&T and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity.



         This Prospectus relates only to the U.S. Treasury Fund and the Prime Money Market Fund (each a "Money Market Fund"). Interested persons who wish to obtain a copy of the prospectuses of the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund (collectively, the "Fixed Income Funds"), the BB&T Growth and Income Stock Fund, the BB&T Balanced Fund, the BB&T Small Company Growth Fund, the BB&T Large Company Growth Fund, the BB&T International Equity Fund (collectively, the "Equity Funds"), the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund and the

BB&T Capital Manager Growth Fund (collectively, the "Funds of Funds") may contact the Distributor at the telephone number shown above.



         Additional information about each of the Funds contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available upon request without charge by writing to the Group or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


         This Prospectus sets forth concisely the information about U.S. Treasury and Prime Money Market Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

AN INVESTMENT IN THE U.S. TREASURY FUND AND THE PRIME MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE

         SHARES OF THE BB&T MUTUAL FUNDS GROUP ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, ANY OF THEIR AFFILIATES, OR ANY OTHER BANK. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                The date of this Prospectus is February 1, 1999.

                               PROSPECTUS SUMMARY


The Group                  BB&T Mutual Funds Group, (the "Group") a
                           Massachusetts business trust, is an open-end management investment company which currently consists of fourteen separately managed portfolios
                           (each a "Fund"). Three of the Funds (the "Funds of
                           Funds"), offer Shareholders a professionally-managed investment program by purchasing shares of other
                           Funds of the Group. The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group. This prospectus relates to the U.S.
                           Treasury and Prime Money Market Funds only (each a
                           "Money Market Fund.") Each Fund is authorized to offer three classes of Shares: Class A, Class B and Trust Class. Shareholders investing directly in Class
                           B Shares of the U.S. Treasury Fund or Prime Money
                           Market Fund as opposed to Shareholders obtaining
                           Class B Shares upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares will be withdrawn from the U.S. Treasury Fund within two years of purchase.


Investment Objective and   THE U.S. TREASURY FUND seeks current income with
Policies                   liquidity and stability of principal through
                           investing exclusively in short-term obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

                           THE PRIME MONEY MARKET FUND seeks as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Investment Risks           Each Money Market Fund's performance may change daily
                           based on many factors including interest rate levels, the characteristics of the obligations in each Money
                           Market Fund's portfolio, and market conditions. The
                           Prime Money Market Fund may invest in U.S.
                           dollar-denominated instruments of foreign issuers or municipal securities backed by the credit of foreign banks, which may be subject to risks in addition to those inherent in U.S. investments. (See "Foreign
                           Investments.")


Offering Price             The public offering price of the Class A Shares,
                           Class B Shares and Trust Shares of the U.S. Treasury and Prime Money Market

                           Funds is equal to that class' net asset value per Share, which each Money Market Fund will seek to maintain at $1.00.


Maximum Purchase           For Class A Shares there is no maximum purchase. For
                           Class B Shares the maximum purchase is $250,000. (See
                           "HOW TO PURCHASE AND REDEEM SHARES -- Purchases of
                           Trust Shares and Class A and Class B Shares.")



Minimum Purchase           For Class A Shares and Class B Shares, there is a
                           $1000 minimum initial purchase with no minimum investment for subsequent purchases. No minimum purchase applies to purchases of Trust Shares. (See
                           "HOW TO PURCHASE AND REDEEM SHARES--Purchases of
                           Trust Shares and Purchases of Class A and Class B
                           Shares.")



Investment Adviser         Branch Banking and Trust Company ("BB&T"), Raleigh,
                           North Carolina.



Sub-Adviser                BlackRock Institutional Management Corporation
                           ("BIMC"), Wilmington, Delaware (Prime Money Market
                           Fund only).


Dividends                  The U.S. Treasury and Prime Money Market Funds
                           declare dividends daily and pay such dividends monthly.


Distributor                BISYS Fund Services LP, Columbus, Ohio.

                                    THE GROUP

         BB&T Mutual Funds Group (the "Group") is an open-end management investment company. The Group consists of fourteen series of units of beneficial interest ("Shares"), each representing interests in one of fourteen separate investment funds (each a "Fund"). Three of the Funds (the "Funds of Funds") offer Shareholders a professionally-managed investment program by purchasing shares of other Funds of the Group. The remaining eleven Funds primarily invest in securities of issuers unrelated to the Group. Each Fund is authorized to offer three classes of Shares: Class A Shares, Class B Shares and Trust Shares.

                                    FEE TABLE


         The following Fee Table and example summarize the various costs and expenses that a Shareholder of Class A, Class B and Trust Shares of the Money Market Funds will bear, either directly or indirectly.



                                                           U.S. TREASURY FUND                      PRIME MONEY MARKET FUND
                                                           ------------------                      -----------------------
                                                      CLASS A    CLASS B  TRUST CLASS        CLASS A   CLASS B   TRUST CLASS
                                                      -------    -------  -----------        -------   -------   -----------
Shareholder Transaction Expenses(1)
Maximum Sales Load Imposed on
  Purchases (as a percentage of  offering price)        0%         0%         0%                 0%         0%          0%
Maximum Sales Load Imposed on
  Reinvested Dividends (as a
  percentage of offering price)                         0%         0%         0%                 0%         0%          0%
Deferred Sales Load (as a
  percentage of original purchase
  price or redemption proceeds,
  as applicable)                                        0%         5.00%      0%                 0%         5.00%       0%
Redemption Fees (as a percentage
  of amount redeemed, if applicable)(2)                 0%         0%         0%                 0%         0%          0%
Exchange Fee                                            $0         $0         $0                 $0         $0          $0
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees (after voluntary fee reductions)        0.30%(3)   0.30%(3)   0.30%(3)           0.20%(3)   20%(3)      .20%(3)
12b-1 Fees (after voluntary fee reductions)             0.25%(4)   1.00%      0%                 0.25%(4)   1.00%       0%
Other Expenses (after voluntary fee reductions)         0.31%(5)   0.31%(5)   0.31%(5)           0.38%(5)   0.44%(5)    0.35%(5)
Total Fund Operating Expenses
  (after voluntary fee reductions)                      0.86%(6)   1.61%(6)   0.61%(6)           0.83%(6)   1.64%(6)    0.55%(6)
                                                        ======     ======     ======             ======     =======     ======

(1) A Participating Organization or Bank (both terms used as defined in this Prospectus) may charge a Customer's (as defined in the Prospectus) account fees for automatic investment, exchanges, and other investment management services provided in connection with investment in a Money Market Fund. (See "HOW TO PURCHASE AND REDEEM SHARES--Purchases of Trust Shares and Purchases of Class A and Class B Shares" and "HOW
         TO PURCHASE AND REDEEM SHARES--Exchange Privilege.")


(2) A wire redemption charge (currently $7.00) may be deducted from the amount of a wire redemption payment made at the request of a shareholder. Such fee is currently being waived. (See "HOW TO PURCHASE AND REDEEM SHARES--Redemption by Telephone.")


(3) Branch Banking and Trust Company ("BB&T") has agreed with the Group to voluntarily reduce the amount of its investment advisory fee through September 30, 1998. Absent the voluntary reduction of investment advisory fees, Management Fees as a percentage of average daily net assets for the Trust Shares, Class A Shares and Class B Shares of the U.S. Treasury Money Market Fund and Prime Money Market Fund would be 0.40%.



(4) BISYS Fund Services has agreed with the Group to voluntarily reduce the amount of its distribution fee for Class A Shares. Absent the voluntary fee reduction of distribution fees, 12b-1 Fees as a percentage of average daily net assets would be 0.50% for Class A Shares for each Money Market Fund. (See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Distributor.")



(5) Absent voluntary fee reductions, "Other Expenses" as a percentage of average daily net assets would be 0.53% for Class A Shares, 0.59% for Class B Shares and 0.51% for the Trust Shares of the Prime Money Market Fund. Absent voluntary fee reductions, "Other Expenses" as a percentage of average daily net assets would be 0.36% for Class A Shares, Class B Shares, and Trust Shares of the U.S. Treasury Money Market Fund.



(6) As indicated in preceding notes, voluntary fee reductions have lowered this amount. Lower total fund operating expenses will result in higher yields. Absent the voluntary reduction of investment advisory fees, distribution and/or other expenses, Total Fund Operating Expenses for Class A Shares and Class B Shares as a percentage of average daily net assets would be 1.26% and 1.76%, respectively, for the U.S. Treasury Fund and 1.43% and 1.64%, respectively, for the Prime Money Market Fund. Absent the voluntary reduction of investment advisory fees and other expenses, Total Fund Operating Expenses for Trust Shares of the U.S. Treasury Money Market Fund and the Prime Money Market Fund would be 0.76% and 0.91%, respectively.

EXAMPLE:

You would pay the following expenses on a $1,000 investment in Trust Shares of the Money Market Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                          1 YEAR          3 YEARS       5 YEARS       10 YEARS
                                                          ------          -------       -------       --------
U.S. Treasury Fund                                          $6              $20           $34             $76
Prime Money Market Fund                                     $6              $18           $31             $69


Trust Shares are not subject to a 12b-1 fee.

You would pay the following expenses on a $1,000 investment in Class A Shares of the Money Market Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                          1 YEAR          3 YEARS         5 YEARS       10 YEARS
                                                          ------          -------         -------       --------
U.S. Treasury Fund                                          $9              $27             $48           $106
Prime Money Market Fund                                     $8              $26             $46           $103



You would pay the following expenses on a $1,000 investment in Class B Shares of the Money Market Funds, assuming (1) 5% annual return and (2) redemption at the end of each time period:



                                                          1 YEAR          3 YEARS         5 YEARS       10 YEARS
                                                          ------          -------         -------       --------
U.S. Treasury Fund                                         $66              $81            $108            $171
Prime Money Market Fund                                    $67              $82            $109            $174



         The purpose of the tables above is to assist a potential investor in a Money Market Fund in understanding the various costs and expenses that an investor in the Class A, Class B or Trust Shares of a Money Market Fund will bear directly or indirectly. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP" for a more complete discussion of annual operating expenses of each Fund. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


         The tables below sets forth financial highlights concerning the investment results for the U.S. Treasury Fund for the periods indicated. The information through the year ended September 30, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors for the Group, whose report thereon, insofar as it relates to each of the five years or periods indicated herein is included in the Statement of Additional Information.



         The Class A Shares (formerly the Investor Shares) and Trust Shares of the U.S. Treasury Fund effectively were operated as a single class of shares from the commencement of operations of the Fund until January 31, 1993. On February 1, 1993, the U.S. Treasury Fund commenced operating as a multiple class Fund and assessed Rule 12b-1 fees to Class A Shares (and not to Trust Shares) pursuant to an exemptive order received from the Securities and Exchange Commission on January 19, 1993.

                        U.S. TREASURY MONEY MARKET FUND
                        -------------------------------




                                         FOR THE YEAR  FOR THE YEAR  FOR THE YEAR  FOR THE YEAR   FOR THE YEAR   10/05/92
                                            ENDED         ENDED         ENDED         ENDED          ENDED          TO
                                           09/30/98      09/30/97      09/30/96      09/30/95       09/30/94     09/30/93(a)
                                           --------      --------      --------      --------       --------     -----------
                                           CLASS A       CLASS A       CLASS A       CLASS A        CLASS A       CLASS A
                                           -------       -------       -------       -------        -------       -------
NET ASSET VALUE, BEGINNING OF PERIOD         $1.00        $1.00        $1.00          $ 1.00       $  1.00        $1.00
                                             -----        -----        -----          ------       -------      -------
INVESTMENT ACTIVITIES
   Net investment income                     0.046        0.044        0.044           0.047         0.027        0.026
                                             -----        -----       ------           -----       -------        -----
       Total from Investment Activities      0.046        0.044        0.044           0.047         0.027        0.026
                                             -----        -----        -----           -----       -------        -----
DISTRIBUTIONS
   Net investment income                    (0.046)      (0.044)      (0.044)         (0.047)       (0.027)      (0.026)
                                            -------      -------       -----          -------      -------       ------
       Total Distributions                  (0.046)      (0.044)      (0.044)         (0.047)       (0.027)      (0.026)
                                            -------      -------       -----          -------      -------       ------
NET ASSET VALUE, END OF PERIOD               $1.00        $1.00        $1.00          $ 1.00       $  1.00      $  1.00
                                             =====        =====        =====          ======       =======      =======
   Total Return                              4.75%         4.50%        4.49%           4.81%         2.76%        2.60%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)          $41,478     $32,541      $27,931         $13,948       $ 1,486      $   279

   Ratio of expenses to average net
     assets                                  0.86%         0.95%        0.99%           0.98%         0.94%        0.51%(c)

   Ratio of net investment income to
     average net assets                      4.65%         4.41%        4.37%           4.81%         2.89%        2.58%(c)

   Ratio of expenses to average
     net assets*                             1.26%         1.25%        1.25%           1.24%         1.32%        1.32%(c)

   Ratio of net investment income
     to average net assets*                  4.25%         4.11%        4.11%           4.55%         2.51%        1.77%(c)


  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)   Period from commencement of operations.
(b)   Not annualized.
(c)   Annualized.

                        U.S. TREASURY MONEY MARKET FUND
                        -------------------------------


                                                 FOR THE YEAR          FOR THE YEAR          01/01/96
                                                     ENDED                 ENDED                TO
                                                    09/30/98             09/30/97           09/30/96(a)
                                                    --------             --------           -----------
                                                 CLASS B SHARES       CLASS B SHARES      CLASS B SHARES
                                                 --------------       --------------      --------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $1.00                  $1.00            $1.00
                                                     -----                  -----            -----
INVESTMENT ACTIVITIES
   Net investment income                             0.039                  0.036            0.025
                                                     -----                  -----            -----
       Total from Investment Activities              0.039                  0.036            0.025
                                                     -----                  -----            -----
DISTRIBUTIONS
   Net investment income                            (0.039)                (0.036)          (0.025)
                                                    -------                -------          -------
       Total Distributions                          (0.039)                (0.036)          (0.025)
                                                    -------                -------          -------
NET ASSET VALUE, END OF PERIOD                       $1.00                  $1.00            $1.00
                                                     =====                  =====            =====
Total Return (excludes redemption charge)             3.97%                  3.67%            2.53%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                  $1,255                 $1,502           $1,305
   Ratio of expenses to average net assets*           1.61%                  1.75%            1.75%(c)
   Ratio of net investment income to
     average net assets *                             3.90%                  3.61%            3.55%(c)
   Ratio of expenses to average net assets*           1.76%                  --               --
   Ratio of net investment income to
     average net assets*                              3.75%                  --               --




* During the period certain fees were voluntarily reduced. If such voluntary fee restrictions had not occurred, the ratios would have been as indicated.

(a)    Period from commencement of operations.
(b)    Not annualized.
(c)    Annualized.

                        U.S. TREASURY MONEY MARKET FUND
                        -------------------------------



                                        FOR THE YEAR   FOR THE YEAR  FOR THE YEAR  FOR THE YEAR   FOR THE YEAR    11/30/92
                                            ENDED          ENDED         ENDED         ENDED          ENDED          TO
                                          09/30/98       09/30/97      09/30/96      09/30/95       09/30/94     09/30/93(a)
                                          --------       --------      --------      --------       --------     -----------
                                         TRUST CLASS    TRUST CLASS   TRUST CLASS   TRUST CLASS    TRUST CLASS   TRUST CLASS
                                         -----------    -----------   -----------   -----------    -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD        $1.00        $1.00         $ 1.00          $ 1.00       $  1.00      $  1.00
                                            -----        -----         ------          ------       -------      -------
INVESTMENT ACTIVITIES
  Net investment income                     0.049        0.046          0.046           0.050         0.030        0.027
                                            -----        -----          -----           -----         -----        -----
   Total from Investment Activities         0.049        0.046          0.046           0.050         0.030        0.027
                                            -----        -----          -----           -----         -----        -----
DISTRIBUTIONS
  Net investment income                    (0.049)      (0.046)        (0.046)         (0.050)       (0.030)      (0.027)
                                           -------      -------        -------         -------       -------      -------
   Total Distributions                     (0.049)      (0.046)        (0.046)         (0.050)       (0.030)      (0.027)
                                           -------      -------        -------         -------       -------      -------
NET ASSET VALUE, END OF PERIOD              $1.00        $1.00          $1.00          $ 1.00       $  1.00      $  1.00
                                            =====        =====          =====          ======       =======      =======
   Total Return                             5.01%        4.71%          4.74%           5.07%         3.01%      2.70%(b)
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)           $235,796    $266,840       $205,974        $120,083       $77,464      $74,962
Ratio of expenses to average
   net assets                               0.61%        0.75%          0.75%           0.72%         0.67%      0.38%(c)
Ratio of net investment income
   to average net assets                    4.90%        4.61%          4.63%           4.97%         2.97%      2.71%(c)
Ratio of expenses to average
   net assets*                              0.76%        0.75%          0.75%           0.75%         0.83%      0.81%(c)
Ratio of net investment income
   to average net assets*                   4.75%        4.61%          4.63%           4.95%         2.82%      2.27%(C)



  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)  Period from commencement of operations.



(b)  Not annualized.



(c)  Annualized.

                            PRIME MONEY MARKET FUND
                            -----------------------



                                          10/03/97
                                             TO
                                         09/30/98(a)
                                         -----------
                                           CLASS A
                                           -------
NET ASSET VALUE, BEGINNING OF PERIOD         $1.00
                                             -----
INVESTMENT ACTIVITIES
   Net investment income                     0.048
                                             -----
       Total from Investment Activities      0.048
                                             -----
DISTRIBUTIONS
   Net investment income                   (0.048)
                                           -------
       Total Distributions                 (0.048)
                                           -------
NET ASSET VALUE, END OF PERIOD               $1.00
                                             =====
   Total Return                           4.93%(B)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)          $3,262
   Ratio of expenses to average net
     assets                               0.83%(c)
   Ratio of net investment income to
     average net assets                   4.83%(c)
   Ratio of expenses to average
     net assets*                          1.43%(c)
   Ratio of net investment income
     to average net assets*               4.23%(c)



  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a)   Period from commencement of operations.



(b)   Not annualized.



(c)   Annualized.

                            PRIME MONEY MARKET FUND
                            -----------------------



                                                        09/02/98 TO
                                                        09/30/98(a)
                                                        -----------
                                                          CLASS B
                                                          -------
NET ASSET VALUE, BEGINNING OF PERIOD                       $1.000
                                                           ------
INVESTMENT ACTIVITIES
   Net investment income                                    0.003
                                                            -----
       Total from Investment Activities                     0.003
                                                            -----
DISTRIBUTIONS
   Net investment income                                   (0.003)
                                                           -------
       Total Distributions                                 (0.003)
                                                           -------
NET ASSET VALUE, END OF PERIOD                             $1.000
                                                           ======
   Total Return (excludes redemption charge)              0.32%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)                        $300
   Ratio of expenses to average net
     assets                                               1.64%(c)
   Ratio of net investment income to
     average net assets                                   3.98%(c)
   Ratio of expenses to average
    net assets*                                           1.99%(c)
   Ratio of net investment income
    to average net assets*                                3.63%(c)



  * During the period certain fees were voluntarily reduced or reimbursed. If such voluntary fee reductions or reimbursements had not occurred, the ratios would have been as indicated.



(a)   Period from commencement of operations.



(b)   Not annualized.



(c)   Annualized.

                             PRIME MONEY MARKET FUND
                             -----------------------



                                             FOR THE YEAR
                                                 ENDED
                                               09/30/98
                                               --------
                                              TRUST CLASS
                                              -----------
NET ASSET VALUE, BEGINNING OF PERIOD            $1.00
                                                -----
INVESTMENT ACTIVITIES
  Net investment income                         0.051
                                                -----
     Total from Investment Activities           0.051
                                                -----
DISTRIBUTIONS
  Net investment income                         (0.051)
                                                -------
     Total Distributions                        (0.051)
                                                -------
NET ASSET VALUE, END OF PERIOD                  $ 1.00
                                                ======
     Total Return                               5.23%
RATIOS/SUPPLEMENTARY DATA:
Net Assets, End of Period (000)                 $37,769
Ratio of expenses to average net assets         0.55%
Ratio of net investment income
     to average net assets                      5.11%
Ratio of expenses to average net assets*        0.91%
Ratio of net investment income
     to average net assets*                     4.75%



  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       INVESTMENT OBJECTIVES AND POLICIES

         All instruments in which the Money Market Funds invest are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). All instruments in which the Money Market Funds invest will have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable or floating rate obligations may bear longer maturities. The average dollar weighted maturity of the securities in each Money Market Fund will not exceed 90 days. See "VALUATION OF SHARES" and the Statement of Additional Information for further explanation of the amortized cost valuation method.


         All securities acquired by the Money Market Funds will be determined at the time of purchase by the Group's adviser or sub-adviser, under guidelines established by the Group's Board of Trustees, to present minimal credit risks. The Prime Money Market Fund will invest only in issuers or instruments that at the time of purchase (1) have received the highest short-term rating by at least two nationally recognized statistical ratings organizations ("NRSROs") (e.g., "A-1" by Standard's & Poor's Corporation and "P-1" by Moody's Investors Services, Inc.); or (2) are single rated and have received the highest short-term rating by a NRSRO; or (3) are unrated, but are determined to be of comparable quality by the Investment Adviser or Sub-Adviser pursuant to guidelines approved by the Board of Trustees. See the Statement of Additional Information for explanations of the rating systems.



         Under the guidelines adopted by the Trustees and in accordance with Rule 2a-7 under the 1940 Act, the Adviser or the Sub-Adviser may be required to dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category or in the event of a default relating to the financial condition of the issuer.


U.S. TREASURY FUND

         The investment objective of the U.S. Treasury Fund is to seek current income with liquidity and stability of principal through investing exclusively in short-term United States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

         The investment objective of the Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the U.S. Treasury Fund (as defined below under "GENERAL INFORMATION--Miscellaneous.") There can be, of course, no assurance that the Fund will achieve its investment objective.

         Obligations purchased by the U.S. Treasury Fund are limited to U.S. dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.

PRIME MONEY MARKET FUND

         The investment objective of the Prime Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

         The investment objective of the Prime Money Market Fund is fundamental and may not be changed without the vote of a majority of the outstanding Shares of the Fund (as defined below under "GENERAL INFORMATION--Miscellaneous.") There can be, of course, no assurance that the Fund will achieve its investment objective.

         The Prime Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations, that are available in the money markets. In particular, the Fund may invest in:

         (A) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

         (B) high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers;

         (C) asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

         (D) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts;

         (E) dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

         (F) guaranteed investment contracts issued by highly-rated U.S. insurance companies;

         (G) securities issued or guaranteed by state or local governmental bodies; and

         (H)      repurchase agreements relating to the above instruments.

         The Prime Money Market Fund concentrates its investments in obligations issued by the financial services industry. However, for temporary defensive purposes during periods when the Adviser or Sub-Adviser believes that maintaining this concentration may be inconsistent with the best interests of Shareholders, the Fund will not maintain this concentration. Money market instruments of companies in the financial services industry include, but are not limited to, certificates of deposit, commercial paper, bankers' acceptances, demand and time deposits, and bank notes. These money market obligations are issued by domestic or foreign banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies and a variety of firms in the insurance field. Financial service companies offering money market issues must have total assets of $1 billion or more before their issues can be considered for investment. Because the Fund concentrates more than 25% of its total assets in the financial services industry, it will be exposed to greater risks associated with that industry, such as adverse interest rate trends, increased credit defaults, potentially burdensome government regulation, the availability and cost of capital funds, and general economic conditions. The Fund will not purchase securities issued by PNC Bank or BB&T or any of their affiliates.


CORPORATE AND BANK OBLIGATIONS

         To the extent consistent with its investment objective, the Prime Money Market Fund may invest in debt obligations of domestic corporations and banks. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligation or by government regulation. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

PRIVATE PLACEMENT INVESTMENTS

The Prime Money Market Fund may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

         The Prime Money Market Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the sub-adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

GUARANTEED INVESTMENT CONTRACTS

         The Prime Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under these contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Fund on a monthly basis, which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund does not expect to invest more than 5% of its net assets in GICs at any time during the current fiscal year.

WHEN-ISSUED SECURITIES

         The Prime Money Market Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a "forward commitment" basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. When the Fund agrees to purchase securities on a when-issued basis, the Fund's custodian must set aside cash or liquid Fund securities equal to the amount of that commitment in a separate account and may be required to subsequently place additional assets in the separate account to maintain equivalence with the Fund's commitment. The ability to purchase when-issued securities will provide the Fund with the flexibility of participating in new issues of government securities, particularly mortgage-related securities. Prior to delivery of when-issued securities, the securities are subject to fluctuations in value, and no income accrues until their receipt. The Fund engages in when-issued and delayed-delivery transactions only with the intent of acquiring Fund securities consistent with its investment objective and policies, and not for investment leverage. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; its failure to do so may cause the Fund to miss a price or yield considered to be advantageous. The Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.

ASSET-BACKED SECURITIES

         The Prime Money Market Fund may invest in securities backed by automobile receivables and credit-card receivables and other securities backed by other types of receivables.

         Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets.

CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

         Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

         Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Money Market Fund will be subject to the same quality requirements as other securities purchased by the Fund.

COLLATERALIZED MORTGAGE OBLIGATIONS

         Although under normal market conditions it does not expect to do so, except in connection with repurchase agreements, the Prime Money Market Fund, may also invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Prime Money Market Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Prime Money Market Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

         CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by the Fund may be considered liquid securities pursuant to guidelines established by the Group's Board of Trustees. The Fund will not purchase a stripped mortgage security that is illiquid, if, as a result thereof, more than 10% of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

         Unless stated otherwise, the Prime Money Market Fund will limit its investment in CMOs to 25% of the value of its total assets.

MUNICIPAL OBLIGATIONS


         The Prime Money Market Fund may, when deemed appropriate by its sub-adviser, invest in high quality short-term obligations issued by state and local governmental issuers.


         The Prime Money Market Fund may invest in participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations") entered into by a state or political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations are not general obligations of the issuer for which the state or other governmental body's unlimited taxing power is pledged, certain lease obligations are backed by a covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the state or governmental body has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that is not yet marketable as more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.

FOREIGN INVESTMENTS

         The Prime Money Market Fund may invest in debt obligations of foreign corporations and banks. The Prime Money Market Fund may invest in Eurodollar Certificates of Deposits ("ECDs") which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

         The Prime Money Market Fund will not invest in excess of 10% of its net assets in time deposits, including ETDs and CTDs but not including certificates of deposit, with maturities in excess of seven days which are subject to penalties upon early withdrawal.

         The Prime Money Market Fund may invest in commercial paper (including variable amount master demand notes) issued by U.S. or foreign corporations. The Prime Money Market Fund may also invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and Europaper may subject the Prime Money Market Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of foreign withholding taxes on interest income, possible seizure, currency blockage, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely effect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund will acquire securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers only when the Adviser or Sub-Adviser believes that the risks associated with such instruments are minimal and only when such instruments are denominated and payable in United States dollars.


         On January 1, 1999, the European Monetary Market Union ("EMU") plans to introduce a new single currency, the euro, which will replace the national currency for participating member countries. Those countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A new European Central Bank ("ECB") will be created to manage the monetary policy of the new unified region. On the same day, exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by coins and bank notes by the middle of 2002.



         The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of certain foreign securities held by the Prime Money Market Fund.


VARIABLE AND FLOATING RATE INSTRUMENTS

         The Prime Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or any agency or instrumentality thereof).

VARIABLE AMOUNT DEMAND NOTES


         Variable amount master demand notes in which the Prime Money Market Fund may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Prime Money Market Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Prime Money Market Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as to quality as set forth above for commercial paper. BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation), the Prime Money Market Fund's investment sub-adviser) will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand. The period of time remaining until the principal amount can be recovered under a variable master demand note may not exceed seven days.


MONEY MARKET FUNDS


         In connection with the management of its daily cash positions, the Prime Money Market Fund may invest in securities issued by other investment companies which invest in short-term, high quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations.


UNINVESTED CASH RESERVES

         The Prime Money Market Fund may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Fund's sub-adviser, suitable obligations are unavailable. During normal market periods, no more than 20% of the Fund's total assets will be held uninvested. Uninvested cash reserves will not earn income.

COMMON INVESTMENT POLICIES OF THE MONEY MARKET FUNDS

REPURCHASE AGREEMENTS


         Securities held by each Money Market Fund may be subject to repurchase agreements. A Money Market Fund will enter into repurchase agreements for the purposes of maintaining liquidity and obtaining favorable yields. Under the terms of a repurchase agreement, a Money Market Fund acquires securities from financial institutions or registered broker-dealers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The seller is required to maintain the value of the collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller under a repurchase agreement were to default on its repurchase obligation or become insolvent, a Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by a Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund could incur delays and costs in selling the underlying security or could suffer a loss of principal and interest if such Fund were treated as an unsecured creditor and required to return the underlying security to the seller's estate. A Fund will enter into repurchase agreements with financial institutions or registered broker-dealers deemed creditworthy by BB&T (or BIMC). Except as described in the Statement of Additional Information, there is no aggregate limitation on the amount of a Money Market Fund's total assets that may be invested in instruments which are subject to repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.


REVERSE REPURCHASE AGREEMENTS


         In accordance with the investment restrictions described below, each Money Market Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. A Money Market Fund will enter into reverse repurchase agreements for the purpose of meeting liquidity needs. Pursuant to such agreements, a Money Market Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements include the risk that the market value of the securities sold by a Fund may decline below the price at which a Money Market Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Money Market Fund under the 1940 Act.


U.S. GOVERNMENT SECURITIES

         The U.S. Treasury Fund may invest in U.S. Government Securities to the extent that they are obligations issued or guaranteed by the U.S. Treasury.

         Types of U.S. Government Securities in which the Prime Money Market Fund will invest include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.


         Although the Prime Money Market Fund does not expect to do so, under normal market conditions, except in connection with repurchase agreements, it may invest in U.S. Government Securities that are mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities.


SECURITIES LENDING


         In order to generate additional income, each Money Market Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or a Fund's respective sub-adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. The Group will employ one or more securities lending agents to initiate and effect securities lending transactions for the Group. While the lending of securities may subject a Money Market

Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, a Money Market Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Money Market Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Money Market Fund exclusively in money market instruments. While a Money Market Fund will not have the right to vote securities on loan, each Money Market Fund intends to terminate the loan and retain the right to vote if that is considered important with respect to the investment. Each Money Market Fund will restrict its securities lending to 33 1/3% of its total assets.



YEAR 2000



         The investment services industry is evaluating the capability of existing application software programs and operating systems to accommodate the date value for the year 2000. Many existing application software products in the marketplace were designed to accommodate only a two-digit date position, which represents the year (e.g., "95" is stored on the system and represents the year
1995). If the year 1999 is the maximum date value these systems are able to accurately process, the improper identification of the year 2000 could result in a computer system failure or miscalculations causing a disruption of operations. The Group's principal services providers are taking steps the Group believes are reasonably designed to address the year 2000 issues with respect to the computer systems those providers operate. However, this is an ongoing process and testing and other steps are scheduled to be completed in 1999. Nevertheless, the inability of service providers to successfully address year 2000 issues could result in interruptions in the Group's business and have a material adverse impact on the Group's operations.


                             INVESTMENT RESTRICTIONS

         The U.S. Treasury and Prime Money Market Funds are subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of the particular Fund (see "GENERAL
INFORMATION--Miscellaneous").

The U.S. Treasury Fund and Prime Money Market may not:

                  1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the Securities and Exchange Commission the U.S. Treasury Fund and the Prime Money Market Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market

         Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.

                  2. Borrow money or issue senior securities, except that a Money Market Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% (one-third with respect to the Prime Money Market Fund) of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of (one-third of the value of the Fund's total assets at the time of such borrowing with respect to the Prime Money Market Fund) the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of its borrowing. The Prime Money Market Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. The U.S. Treasury Fund will not purchase securities while borrowings are outstanding.

                  3. Make loans, except that each of the Money Market Funds may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies and may enter into repurchase agreements.

         The following is a non-fundamental investment restriction of the U.S. Treasury and Prime Money Market Funds and therefore subject to change without shareholder vote.

         The U.S. Treasury and Prime Money Market Funds may not:

                  1. Invest more than 10% of its net assets in instruments which are not readily marketable.


                               VALUATION OF SHARES

         The net asset value of the U.S. Treasury Fund and the Prime Money Market Fund is determined and the Shares are priced as of 12:00 p.m. and as of the close of regular trading of the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange is open for trading, and any other day (other than a day during which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio instruments that the Fund's net asset value per share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by determining the value of the class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of relevant class Shares outstanding.


         The assets in the U.S. Treasury Fund and the Prime Money Market Fund are valued based upon the amortized cost method. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. If the Board of Trustees determines that the extent of any deviation from a $1.00 price per share may result in material dilution or other unfair results to Shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. This may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of a Fund, adjusting or withholding dividends, or utilizing a net asset value per share determined by using available market quotations. Although the Group seeks to maintain the U.S. Treasury Fund's and Prime Money Market Fund's net asset value per Share at $1.00, there can be no assurance that net asset value will not vary.


         For further information about the valuation of investments, see the Statement of Additional Information.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR


         Shares are sold on a continuous basis by the Group's Distributor, BISYS Fund Services LP. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Group at (800) 228-1872.


PURCHASES OF TRUST SHARES

         Trust Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of Customers of Branch Banking & Trust Company or one of its affiliates (individually a "Bank" and collectively the "Banks") or other financial service providers approved by the Distributor.

         Shares of the Group sold to the Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Banks. With respect to Shares so sold, it is the responsibility of the Banks to transmit purchase or redemption orders to the Distributor and to deliver Federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers.

         Trust Shares of each of the Money Market Funds are sold at the net asset value per Trust Share next determined after receipt by the Distributor of an order in good form to purchase Trust Shares (see "VALUATION OF SHARES"). There is no sales charge imposed by the Group in connection with the purchase of the Group's Trust Shares.

         There is no minimum or subsequent investment requirement for Trust Shares. There is no limit on the amount of Trust Shares that may be purchased.


PURCHASES OF CLASS A AND CLASS B SHARES



         Class A and Class B Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Participating Organizations under the Group's Distribution and Shareholder Services Plan (see "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Distribution Plan").



         Investors purchasing Shares of the U.S. Treasury Fund are generally required to purchase Class A or Trust Shares, since such Shares are not subject to any initial sales charge or contingent deferred sales charge. Shareholders investing directly in Class B Shares of the U.S. Treasury Money Market Fund or Prime Money Market Fund, as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Money Market Fund or Prime Money Market Fund upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares will be withdrawn from the U.S. Treasury Money Market Fund or Prime Money Market Fund within two years of purchase. Such Class B shares may be exchanged for Class B Shares of any other Fund through the Auto Exchange Plan (see "Auto Exchange Plan"). Investors purchasing Shares of the Prime Money Market Fund may only purchase Class A or Trust Shares.

         Shares of the Group sold to Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to Customers.


         Investors may purchase Class A Shares and Class B Shares of a Money Market Fund by completing and signing an Account Registration Form (found at the back of the prospectus) and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Group, to BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. Investors may obtain an Account Registration

Form and additional information regarding the Group by contacting their local BB&T office. Subsequent purchases of Class A and Class B Shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the above address.



         If an Account Registration Form has been previously received by the Distributor, investors may also purchase Class A and Class B Shares by telephone. Telephone orders may be placed by calling the Group at (800) 228-1872. Payment for Class A and Class B Shares ordered by telephone may be made by check or by sending funds electronically to the Group's transfer agent. To make payments electronically, investors must call the Group at (800) 228-1872 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.



         The minimum investment is $1,000 for the initial purchase of Class A and Class B Shares of a Money Market Fund. There is no minimum investment for subsequent purchases. The minimum initial investment amount may be waived if purchases are made in connection with qualified retirement plans, automatic investment plans or payroll deduction plans.



         The maximum investment is $250,000 for total purchases of Class B Shares. There is no limit on the amount of Class A Shares that may be purchased.



         Every Shareholder will be mailed a confirmation of each new transaction in the Shareholder's account. In the case of Class A and Class B Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Class A and Class B Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing Shares will not be issued.

         Class A Shares of the U.S. Treasury Fund and the Prime Money Market Fund are sold at net asset value without imposition of a sales charge.

         From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

         The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of any of the Funds of the Group. Compensation will also include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders.


CLASS B SHARES



         Class B Shares are not subject to a sales charge when they are purchased, but are subject to a sales charge (the "Contingent Deferred Sales Charge") if a Shareholder redeems them prior to the sixth anniversary of purchase. When a Shareholder purchases Class B Shares, the full purchase amount is invested directly in the applicable Fund. Class B Shares of each Fund are subject to an ongoing distribution and Shareholder service fee at an annual rate of 1.00% of such Fund's average daily net assets as provided in the Distribution Plan (described below under "The Distributor"). This ongoing fee will cause Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. Class B Shares convert automatically to Class A Shares after eight years, commencing from the end of the calendar month in which the purchase order was accepted under the circumstances and subject to the qualifications described in this Prospectus.



         Proceeds from the Contingent Deferred Sales Charge and the distribution and Shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to dealers and agents selling Class B Shares. A dealer commission of 4.00% of the original purchase price of the Class B Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission at its sole discretion.



CONTINGENT DEFERRED SALES CHARGE



         If the Shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the Shareholder will pay a Contingent Deferred Sales Charge at the rates set forth below. The Contingent Deferred Sales Charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Shares derived from reinvestment of dividends or capital gain distributions.



         The amount of the Contingent Deferred Sales Charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such Shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.



                                       Contingent
                                        Deferred
                                    Sales Charge as a
       Year(s)                        Percentage of
        Since                         Dollar Amount
       Purchase                     Subject to Charge
         0-1                              5.00%
         1-2                              4.00%
         2-3                              3.00%
         3-4                              3.00%
         4-5                              2.00%
         5-6                              1.00%
         6-7                              None
         7-8                              None



         In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Class A Shares in the Shareholder's Fund account (unless the Shareholder elects to have Class B Shares redeemed first) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. this method should result in the lowest possible sales charge.



         For example, assume you purchased 100 Class B Shares of an Equity Fund at $8 per share (at a total cost of $800) and in the eleventh month after purchase, the net asset value per share is $10 and, during such time, you acquire five additional Class B Shares of the Equity Fund through dividend reinvestment. If you then exchange all of your Equity Fund Class B Shares for Class B Shares of one of the Money Market Funds, you will have 1,050 Class B Shares (assuming a net asset value of $1.00 per share for the Money Market
Fund). Assume twelve months later you acquire 50 additional Class B Shares of the Money Market Fund through dividend reinvestments. If you then make your first redemption of 500 Money Market Fund Class B Shares (producing proceeds of $500), 100 of such Shares would not be subject to a Contingent Deferred Sales Charge because they were acquired through dividend reinvestment. With respect to the remaining 400 Class B Shares being redeemed, a Contingent Deferred Sales Charge would be applied only to 320 Class B Shares (representing the original cost of $8 per share for the Equity Fund) and not to the remaining 80 Class B Shares (representing the increase in net asset value of $2 per share for the Equity
Fund).



         The Contingent Deferred Sales Charge is waived on redemption of Shares:
(i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70 1/2; (iii) provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature; (iv) for Investors who purchased Class B Shares of the Prime Money Market Fund or Class B Shares of the U.S. Treasury Fund through the Cash Sweep Program at BB&T Treasury Services Division; and (v) for Investors who purchased through a participant directed defined contribution plan. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class B Shares of other Funds of the Group as described under "Exchange Privilege."



CONVERSION FEATURE



         Class B Shares include all Shares purchased pursuant to the Contingent Deferred Sales Charge which have been outstanding for less than the period ending eight years after the end of the month in which the shares were purchased. At the end of this period, Class B Shares will automatically convert to Class A Shares and will be subject to the lower distribution and Shareholder service fees charged to Class A Shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The conversion is not a taxable event to a Shareholder.



         For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Class A

Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.


         If a Shareholder effects one or more exchanges among Class B Shares of the Funds of the Group during the eight-year period, the Group will aggregate the holding periods for the shares of each Fund of the Group for purposes of calculating that eight-year period. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.


AUTO INVEST PLAN


         BB&T Mutual Funds Group Auto Invest Plan enables Shareholders to make regular purchases of Class A and Class B Shares through automatic deduction from their bank accounts. With Shareholder authorization, the Group's transfer agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account and will automatically invest that amount in Class A or Class B Shares at the public offering price on the date of such deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $25 per Fund; the minimum amount for subsequent automatic investments in a Fund is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or supplemental sign-up form that can be acquired by calling the Distributor and attach a voided check and (for new Shareholders only) send a check for the initial $25 Fund Share purchase. For a Shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.


BB&T MUTUAL FUNDS GROUP INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

         A BB&T Mutual Funds Group IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A Shares for an IRA. BB&T Mutual Funds Group IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

         All BB&T Mutual Funds Group IRA distribution requests must be made in writing to BISYS Fund Services. Any additional deposits to a BB&T Mutual Funds Group IRA must distinguish the type and year of the contribution.

         For more information on a BB&T Mutual Funds Group IRA call the Group at
(800) 228-1872. Shareholders are advised to consult a tax adviser on BB&T Mutual Funds Group IRA contribution and withdrawal requirements and restrictions.

ADDITIONAL INFORMATION ABOUT PURCHASING SHARES


         Purchases of Class A, Class B or Trust Shares will be effected only on a Business Day (as defined in "VALUATION OF SHARES"). An order for the U.S. Treasury Fund and the Prime Money Market Fund received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order for a Money Market Fund received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day.


         An order to purchase Class A and Trust Shares of the Money Market Funds will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to the Group's transfer agent for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Money Market Funds which is transmitted by federal funds wire will be available the same day for investment by the Group's transfer agent, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Money Market Funds.

         Shares of the Money Market Funds purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Money Market Funds continue to earn dividends through the day before their redemption.

         Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the Group. Information concerning this Prospectus should be read in conjunction with any such information received from the Participating Organizations or Banks.


         The Group reserves the right to reject any order for the purchase of its Class A, Class B or Trust Shares in whole or in part, including purchases made with foreign and third party drafts or checks.

EXCHANGE PRIVILEGE

TRUST SHARES

         Trust Shares of each Money Market Fund may be exchanged for Trust Shares of the other Funds and the Funds of Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Trust Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Trust Shares of each Money Market Fund may also be exchanged for Class A Shares, if the Shareholder ceases to be eligible to purchase Trust Shares. Trust Shares of each Money Market Fund may not be exchanged for Class B Shares.

         The Group does not impose a charge for processing exchanges of its Trust Shares. However, the exchange of Trust Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Shareholders may exchange their Trust Shares for Trust Shares of another Fund on the basis of the relative net asset value of the Shares exchanged.

CLASS A

         Class A Shares of each Money Market Fund may be exchanged for Class A Shares of the other Funds, provided that the Shareholder making the exchange is eligible on the date of the exchange to purchase Class A Shares (with certain exceptions and subject to the terms and conditions described in this prospectus). Class A Shares may not be exchanged for Class B Shares of the other Funds, and may be exchanged for Trust Shares of the other Funds only if the Shareholder becomes eligible to purchase Trust Shares. Only residents of North Carolina may exchange the Class A Shares of the Funds for Class A Shares of the North Carolina Fund. Only residents of South Carolina may exchange their Class A Shares of the other Funds for Class A Shares of the South Carolina Fund. Shareholders may exchange Class A Shares of the Money Market Funds, for which no sales load was paid, for Class A Shares of a Fund which has a variable net asset value (a "Variable NAV Fund"). Under such circumstances, the cost of the acquired Class A Shares will be the net asset value per share plus the appropriate sales load. If Class A Shares of the Money Market Funds were acquired in a previous exchange involving Shares of a Variable NAV Fund, then such Shares of the Money Market Funds may be exchanged for Shares of a Variable NAV Fund without payment of any additional sales load within a twelve month period. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

CLASS B


         Class B Shares of each Money Market Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares. Investors should note that, as of the date of this prospectus, Class B Shares were not yet being offered in the Short-Intermediate Fund, the North Carolina Fund, or the South Carolina Fund, and thus, as of the date of this prospectus, no exchanges could be effected for Class B Shares of these three Funds. For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Money Market Funds from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Money Market Funds from which the exchange was made.



         Class B Shares may not be exchanged for Class A Shares of the other Funds, and may be exchanged for Trust Shares of the other Funds only if the Shareholder becomes eligible to purchase Trust Shares. A Contingent Deferred Sales Charge will apply as described in "How To Purchase and Redeem Shares" -- "Class B Shares" to exchanges of Class B Shares for Trust Shares.


ADDITIONAL INFORMATION ABOUT EXCHANGES

         An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange. If a Shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the Shareholder's basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.


         A Shareholder wishing to exchange Class A or Class B Shares purchased directly from the Group may do so by contacting the Group at (800) 228-1872 or by providing instructions to the Transfer Agent. If not selected on the Account Registration form, the Shareholder will automatically receive Exchange privileges.



         A Shareholder wishing to exchange Class A, Class B or Trust Shares purchased through a Participating Organization or Bank may do so by contacting the Participating

Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review a prospectus describing the Fund and class of Shares which he or she wishes to acquire before making the exchange. The exchange privilege may be exercised only in those states where the class of Shares of such other Fund may legally be sold. The Group reserves the right to change the terms and conditions of the exchange privilege discussed herein upon sixty days' written notice.

         The Group's exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Exchange activity will not be deemed excessive if limited to four substantive exchange redemptions from a Fund during any calendar year.

AUTO EXCHANGE PLAN


         BB&T Mutual Funds Group Auto Exchange enables Shareholders to make regular, automatic withdrawals from Class B Shares of a BB&T Mutual Fund and use those proceeds to benefit from dollar-cost-averaging by automatically making purchases of shares of another BB&T Mutual Fund. With shareholder authorization, the Group's transfer agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's account and will automatically invest that amount in Class B Shares of the BB&T Mutual Fund designated by the Shareholder at the public offering price on the date of such deduction. The Auto Exchange feature can only be used within the same class of shares. In order to participate in the Auto Exchange, Shareholders must have a minimum initial purchase of $10,000 in their BB&T Mutual Fund account. The Auto Exchange feature can only be used within the same Class of Shares.



         Shareholders investing directly in Class B Shares of the U.S. Treasury Fund or Prime Money Market Fund, as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Fund or Prime Money Market Fund, upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares have been withdrawn from the U.S. Treasury Fund or Prime Money Market Fund within two years of purchase.


         To participate in the Auto Exchange, Shareholders should complete the appropriate section of the Account Registration Form, which can be acquired by calling the Distributor. To change the Auto Exchange instructions or to discontinue the feature, a Shareholder must send a written request to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH

43218-2533. The Auto Exchange may be amended or terminated without notice at any time by the Distributor.

REDEMPTION OF SHARES


         Shareholders may redeem their Class A and Trust Shares without charge, and their Class B Shares subject to the applicable Contingent Deferred Sales Charge, on any day that net asset value is calculated (see "VALUATION OF SHARES") and Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization or Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Participating Organization or Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance.


REDEMPTION BY MAIL

         A written request for redemption must be received by the Group in order to constitute a valid tender for redemption. The signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Shareholder(s) of record or (b) a redemption check is to be mailed to the Shareholder(s) at an address other than the address of record or other than to a commercial bank designated on the Account Registration Form of such Shareholder(s). The Distributor reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or
(3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

REDEMPTION BY TELEPHONE

         Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call the Group at
(800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, the Group's transfer agent, BB&T or the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Group's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine;
if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group.

CHECK WRITING SERVICE

         Shareholders of Class A Shares of the U.S. Treasury Fund and the Prime Money Market Fund may write checks on Fund accounts for $100 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks. A check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder may not use a check to close his or her account. The Shareholder's account may be charged a fee for stopping payment of a check upon the Shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

AUTO WITHDRAWAL PLAN


         BB&T Mutual Funds Group Auto Withdrawal Plan enables Shareholders to make regular redemptions of Class A Shares and Class B Shares of a Fund. With Shareholder authorization, the Group's transfer agent will automatically redeem Class A Shares and Class B Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder. In certain cases, Class B Shareholders may redeem using the Auto Withdrawal Plan without paying a contingent deferred sales charge as described in "How to Purchase and Redeem Shares -- Contingent Deferred Sales Charge." Shareholders participating in the Auto Withdrawal Plan must maintain a minimum account balance of $1,000 in the Fund from which Class A Shares or Class B Shares are being redeemed. Purchase of additional Class A and Class B

Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities.


         To participate in the Auto Withdrawal Plan, Shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.

PAYMENTS TO SHAREHOLDERS

         Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the U.S. Treasury Fund and the Prime Money Market Fund will attempt to honor requests from its Shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to a Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

         At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares, which may take up to 10 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified check or by wire transfer. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which may make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


         Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Class A and Class B Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder, the account of such Shareholder in a Fund has a value of less than $1,000. Accordingly, an investor purchasing Class A or Class B Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and sends proceeds to the Shareholder, the Shareholder will be given notice that the value of the Class A and Class B Shares of a Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.


         See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.


                               DIVIDENDS AND TAXES

         Each Money Market Fund will be treated as a separate entity for federal income tax purposes. Each Money Market Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, a Money Market Fund will not have to pay federal taxes on amounts it distributes to Shareholders. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Money Market Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains, if any.

         Dividends received by a Shareholder of a Money Market Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Money Market Fund.

         Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

         The net investment income of the Shares of the Money Market Funds is declared daily as a dividend to Shareholders at the close of business on the day of declaration. Dividends will generally be paid monthly. The Money Market Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any capital gains dividends.

         As a result of the Distribution and Shareholder Services Plan fee applicable to Class A and Class B Shares, the amount of dividends payable with respect to the Trust Shares will exceed dividends on Class A Shares, and the amount of dividends on Class A Shares will exceed the dividends on Class B Shares.

         A Shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional Shares at net asset value as of the date of declaration unless the Shareholder elects to receive such dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the BB&T Mutual Funds

Group, P.O. Box 182533, Columbus, OH 43218-2533, and will become effective with respect to dividends and distributions having record dates after its receipt by the transfer agent. Reinvested dividends receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. If you elect to receive distributions in cash and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

         Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared.

         Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the net investment income of a Fund. Because all of the net investment income of the Money Market Funds is expected to be interest income, it is anticipated that no distributions from such Funds will qualify for the dividends received deduction. Shareholders who are not subject to tax on their income generally will not have to pay federal income tax on amounts distributed to them.

         Dividends that are derived from interest on a Fund's investments in U.S. Government Securities and that are received by a Shareholder who is a North Carolina or South Carolina resident are currently eligible for exemption from those states' income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in North Carolina and South Carolina, as well as in other states, distribution of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.

         The foregoing is a summary of certain federal, state and local income tax consequences of investing in a Money Market Fund. Shareholders should consult their own tax advisers concerning the tax consequences of an investment in a Money Market Fund with specific reference to their own tax situation.

                      MANAGEMENT OF BB&T MUTUAL FUNDS GROUP

TRUSTEES OF THE GROUP


         Overall responsibility for management of the Group rests with the Board of Trustees of the Group, who are elected by the Shareholders of the Group. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations. The Trustees of the Group, their current addresses, and principal occupations during the past five years are as follows:



                                        POSITION(S) HELD                             PRINCIPAL OCCUPATION DURING
NAME AND ADDRESS                        WITH THE GROUP                                     THE PAST 5 YEARS
----------------                        ----------------                             ---------------------------
*Walter B. Grimm                        Chairman of the Board                   From June, 1992 to present,
3435 Stelzer Road                                                               employee of BISYS Fund
Columbus, OH  43219                                                             Services; from 1987 to 1992,
                                                                                President of Leigh
                                                                                Consulting/Investments
                                                                                (investment firm)

William E. Graham, Jr.                  Trustee                                 From January 1994 to present,
1 Hannover Square                                                               Counsel, Hunton & Williams;
Fayetteville Street Mall                                                        from 1985 to December, 1993,
P.O. Box 109                                                                    Vice Chairman, Carolina
Raleigh, NC 27602                                                               Power & Light Company

Thomas W. Lambeth                       Trustee                                 From 1978 to present,
101 Reynolda Village                                                            Executive Director, Z. Smith
Winston-Salem,                                                                  Reynolds Foundation
NC 27106

W. Ray Long                             Trustee                                 Retired; Executive Vice
434 Fayetteville Street Mall                                                    President, Branch Banking and
Raleigh, NC 27601                                                               Trust Company from 1974 to
                                                                                1998



Robert W. Stewart                       Trustee                                 Retired; Chairman and Chief
201 Huntington Road                                                             Executive Officer of
Greenville, SC 29615                                                            Engineered Custom Plastics
                                                                                Corporation from 1969 to 1990


* Indicates an "interested person" of the Group as defined in the 1940 Act.

         The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company receives any compensation from the Group for acting as a Trustee. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Group for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as Transfer Agent and for providing fund accounting services to the Group. Walter B. Grimm is an employee of BISYS Fund Services.


INVESTMENT ADVISER


         BB&T is the investment adviser of the U.S. Treasury and Prime Money Market Funds. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 1997, BB&T Corporation had assets of approximately $29.2 billion. Through its subsidiaries, BB&T Corporation operates over 540 banking offices in Maryland, North Carolina, South Carolina, Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.



         In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. While BB&T has not provided investment advisory services to registered investment companies other than the Group, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the Group. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 16 years and currently manages assets of more than $3.37 billion.



         Subject to the general supervision of the Group's Board of Trustees and in accordance with the investment objectives and restrictions of a Fund, BB&T (and, with respect to the Prime Money Market Fund, BIMC) manages the Funds, makes decisions with respect to, and places orders for, all purchases and sales of its investment securities, and maintains its records relating to such purchases and sales.


         Under an investment advisory agreement between the Group and BB&T, the fee payable to BB&T by the Money Market Funds for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of forty one hundredths of one percent (.40%) of each Money Market Fund's average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by the Group and BB&T. A fee agreed to in writing from time to time by the Group and BB&T may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.


         For the fiscal year ended September 30, 1998, the U.S. Treasury Fund paid investment advisory fees of 0.31% of its average daily net assets and the Prime Money Market Fund paid investment advisory fees of 0.26% of its average daily net assets.


INVESTMENT SUB-ADVISER


         BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation) serves as the Investment Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T. Under the Sub-Advisory Agreement, BIMC manages the Fund, selects investments and places all orders for purchases and sales of the Prime Money Market Fund's securities, subject to the general supervision of the Group's Board of Trustees and BB&T and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.



         BIMC is a wholly-owned subsidiary of BlackRock Advisors, Inc. ("BAI") (formerly PNC Asset Management Group, Inc.) BAI was organized in 1994 to perform advisory services for investment companies, and has its principal offices at 345 Park Avenue, 29th Floor, New York, New York 10154. BAI is an indirect majority-owned subsidiary of PNC Bank Corp., a diversified financial services company. BIMC's principal business address is 400 Bellevue Parkway, 4th Floor, Wilmington, Delaware 19809.



         As sub-adviser, BIMC is responsible for the day-to-day management of the Prime Money Market Fund, and generally makes all purchase and sale investment decisions for the Fund. BIMC also provides research and credit analysis. Portfolio transactions for the Fund may be directed through broker/dealers who sell Fund shares, subject to the requirements of best execution.



         For its services and expenses incurred under the Sub-Advisory Agreement, BIMC is entitled to a fee, payable by BB&T. The fee is computed daily and paid monthly at the annual rate of nine one-hundredths of one percent (.09%) or such lower fee as may be agreed upon in writing by BB&T and BIMC.


ADMINISTRATOR AND DISTRIBUTOR


         BISYS Fund Services, Inc. is the administrator for each Fund. BISYS Fund Services LP acts as the Group's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates) under agreements approved by the Group's Board of Trustees. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.


         The Administrator generally assists in all aspects of a Fund's administration and operation. Under a management and administration agreement between the Group and the Administrator, the fee payable by a Fund to the Administrator for management administration services is the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of a Fund's average daily net assets or (b) such fee as may from time to time be agreed upon in writing by the Group and the Administrator. A fee agreed to in writing from time to time by the Group and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the Fund during the period when such lower fee is in effect. For the fiscal year ended September 30, 1998, the U.S. Treasury Fund paid 0.15% of its average daily net assets and the Prime Money Market Fund paid 0.11% of its average daily net assets.


EXPENSES

         BB&T and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of the Group, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B and Trust Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A and Class B Shares, other than in accordance with the relative net asset value of the class, are expenses under the Group's Distribution and Shareholder Services Plan ("Distribution Plan") which relate only to the Class A and Class B Shares.


         For the fiscal year ended September 30, 1998, total operating expenses for the U.S. Treasury Fund and the Prime Money Market Fund as a percentage of average daily net assets was 0.61% and 0.55%, respectively, for Trust Shares, 0.86% and 0.83%, respectively, for Class A Shares, and 1.61% and 1.64%, respectively, for Class B

Shares. Absent Fee Waivers by the Adviser and Administrator, these operating expenses would have been: 0.76% and 0.91%, respectively, for the Trust Shares of the U.S. Treasury Fund and Prime Money Market Fund; 1.26% and 1.43%, respectively for the Class A Shares of the U.S. Treasury Fund and Prime Money Market Fund; and 1.61% and 1.64%, respectively, for the Class B Shares of the U.S. Treasury Money Market Fund and Prime Money Market Fund.


         The organizational expenses of the Prime Money Market Fund have been capitalized and are being amortized in the first two years of the Fund's operations. Such amortization will reduce the amount of income available for payment as dividends.

BANKING LAWS


         BB&T and BIMC each believes that it possesses the legal authority to perform the investment advisory and sub-advisory services for the Group contemplated by its investment advisory agreement with the Group and investment sub-advisory agreement with BB&T and described in this Prospectus without violation of applicable banking laws and regulations, and has so represented to the Group. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which BB&T and BIMC could continue to perform such services for the Group. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Glass Steagall Act" in the Statement of Additional Information for further discussion of applicable banking laws and regulations.


DISTRIBUTION PLAN

         The Group's Class A and Class B Shares are sold on a continuous basis by the Distributor. Under the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"), a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (.50%) of the average daily net assets of Class A Shares of each Fund and one percent (1.00%) of the average daily net assets of Class B Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends. The Distributor has agreed with the Group to reduce its fee under the Distribution Plan to an amount not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net assets of Class A Shares of each Fund. The Distributor may use the distribution fee to provide distribution assistance with respect to a Fund's Class A and Class B Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class A and Class B Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class A and Class B Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

         The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

         The Distribution Plan also contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Group's Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

         The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, the Group will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause the Group to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.
                               GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES


         The Group was organized as a Massachusetts business trust on October 1, 1987 and commenced active operation on September 24, 1992. The Group has an unlimited number of authorized Shares of beneficial interest which may, without Shareholder approval, be divided into an unlimited number of series of such Shares, and which are presently divided into fourteen series of Shares, one for each of the following Funds: the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Balanced Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Large Company Growth Fund, the BB&T Prime Money Market Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund. Each Fund is authorized to issue three classes of shares: Class A, Class B and Trust Shares. Currently, the Short-Intermediate Fund, the North Carolina Fund and the South Carolina Fund are not offering Class B Shares. Shareholders investing directly in Class B Shares of the U.S. Treasury Fund or Prime Money Market Fund, as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Fund or Prime Money Market Fund, upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares will be withdrawn from the U.S. Treasury Fund or Prime Money Market Fund within two years of purchase. Each Share represents an equal proportionate interest in a Fund with other Shares of the same series and class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).



         Shareholders are entitled to one vote per Share (with proportional voting for fractional Shares) on such matters as Shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, Shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, and (iii) only the holders of

 Class A and Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such classes.

         As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Group or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Group or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of the Group or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Group or such Fund.

         Overall responsibility for the management of the Group is vested in the Board of Trustees. See "MANAGEMENT OF BB&T MUTUAL FUNDS GROUP--Trustees of the Group." Individual Trustees are elected by the Shareholders and may be removed by the Board of Trustees or Shareholders at a meeting held for such purpose in accordance with the provisions of the Declaration of Trust and the By-laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

         Although the Group is not required to hold annual meetings of Shareholders, Shareholders holding at least 10% of the Group's outstanding Shares have the right to call a meeting to elect or remove one or more of the Trustees of the Group. Shareholder inquiries should be directed to the Secretary of the Group at 3435 Stelzer Road, Columbus, Ohio 43219.


         As of October 29, 1998, BB&T owned of record substantially all of the Trust Shares of the U.S. Treasury Fund and the Prime Money Market Fund and held voting or investment power with respect to more than 95% of the Trust Shares of each of the U.S. Treasury Fund and the Prime Money Market Fund. BB&T may therefore be deemed to be a "controlling person" of the Trust Shares of the U.S. Treasury Fund and the Prime Money Market Fund within the meaning of the 1940 Act. As of October 29, 1998, National Financial Services Corp., P.O. Box 3752, Church Street Station, New York, NY 10008-3752 is the record owner with respect to 73.91% of the Class A Shares of the U.S. Treasury Fund and may therefore be deemed to be a controlling person of the Class A Shares of the Fund within the meaning of the 1940 Act. As of the same date, BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219 is the record owner with respect to 98.78% of the Class B Shares of the Prime Money Market Fund and may therefore be deemed to be a controlling person of the Class B Shares of the Fund within the meaning of the 1940 Act.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTANT

         Star Bank N.A., 425 Walnut Street, Cincinnati, Ohio 45201, serves as Custodian for the Money Market Funds.

         BISYS Fund Services Ohio, Inc. serves as transfer agent for and provides fund accounting services to the Group.

PERFORMANCE INFORMATION


         From time to time, the U.S. Treasury and Prime Money Market Fund's annualized "yield" and "effective yield" and total return for Class A, Class B and Trust Shares may be presented in advertisements, sales literature and Shareholder reports. The "yield" of each Money Market Fund is based upon the income earned by the Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated as a percentage of the investment. The "effective yield" of a Money Market Fund is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Shares of the Group and thus compounded in the course of a 52-week period. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.


         Total return is calculated for the past year and the period since the establishment of each Money Market Fund. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

         Yield, effective yield and total return will be calculated separately for each Class of Shares. Because Class A Shares are subject to lower Distribution Plan fees than Class B Shares, the yield and total return for Class A Shares will be higher than that of the Class B Shares for the same period. Because Trust Shares are not subject to Distribution Plan fees, the yield and total return for Trust Shares will be higher than that of the Class A and Class B Shares for the same period.

         Investors may also judge the performance of a Money Market Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar,

Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

         Information about the performance of a Money Market Fund is based on a Fund's record up to a certain date and is not intended to indicate future performance. Yield and total return of any investment are generally functions of portfolio quality and maturity, type of investments and operating expenses. Yields and total returns of a Money Market Fund will fluctuate. Any fees charged by the Participating Organizations to their customers in connection with investment in a Fund are not reflected in the Group's performance information.

         Further information about the performance of each Fund of the Group is contained in the Group's annual report to Shareholders, which may be obtained without charge by calling
(800) 228-1872.

MISCELLANEOUS

         Shareholders will receive unaudited semi-annual reports describing the investment operations of each of the Funds and annual financial statements audited by independent public accountants.

         Inquiries regarding the Group may be directed in writing to the Group at the following address: the BB&T Mutual Funds Group, P.O. Box 182533, Columbus, OH 43218-2533 or by calling toll free (800) 228-1872.

                               INVESTMENT ADVISER
                        Branch Banking and Trust Company
                          434 Fayetteville Street Mall
                                Raleigh, NC 27601


                             INVESTMENT SUB-ADVISER
                         (Prime Money Market Fund only)
                 BlackRock Institutional Management Corporation
                              400 Bellevue Parkway
                              Wilmington, DE 19809



                                  ADMINISTRATOR
                            BISYS Fund Services, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219



                                   DISTRIBUTOR
                             BISYS Fund Services LP
                                3435 Stelzer Road
                               Columbus, OH 43219


                                  LEGAL COUNSEL
                                  Ropes & Gray
                               One Franklin Square
                               1301 K Street, N.W.
                                 Suite 800 East
                              Washington, DC 20005

                                 TRANSFER AGENT
                         BISYS Fund Services Ohio, Inc.
                                3435 Stelzer Road
                               Columbus, OH 43219

                                    AUDITORS
                              KPMG Peat Marwick LLP
                        Two Nationwide Plaza, Suite 1600
                               Columbus, OH 43215

                              CROSS REFERENCE SHEET
                              ---------------------

                             BB&T MUTUAL FUNDS GROUP
                             -----------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                                               Statement of Additional
Part B Item                                    Information Caption
-----------                                    -------------------
Cover Page                                     Cover Page

Table of Contents                              Table of Contents

General Information and History                Additional Information -
                                               Description of Shares

Investment Objectives and Policies             Investment objectives and policies

Management of BB&T Mutual Funds Group          Management of BB&T Mutual
                                               Funds Group

Control Persons and Principal
  Holders of Securities                        Miscellaneous

Investment Advisory and Other Services         Management of BB&T Mutual
                                               Funds Group

Brokerage Allocation                           Management of the BB&T Mutual
                                               Funds Group

Capital Stock and Other Securities             Valuation; Additional Purchase
                                               and Redemption Information;
                                               Management of BB&T Mutual
                                               Funds Group; Redemptions;
                                               Additional Information
Purchase, Redemption and Pricing
  of Securities Being Offered                  Valuation; Additional Purchase
                                               and Redemption Information;
                                               Management of BB&T Mutual
                                               Funds Group

Tax Status                                     Additional Purchase and
                                               Redemption Information

Underwriters                                        Management of BB&T Mutual
                                                    Funds Group

Calculation of Performance Data                     Performance Information

Financial Statements                                Financial Statements

                                 --------------


                             BB&T MUTUAL FUNDS GROUP



                       STATEMENT OF ADDITIONAL INFORMATION



                                FEBRUARY 1, 1999


                                ----------------








This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Class A Shares and Class B Shares Prospectus and Trust Shares Prospectuses of the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Short-Intermediate U.S. Government Income Fund, the BB&T Intermediate U.S. Government Bond Fund, the BB&T Growth and Income Stock Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Balanced Fund, the BB&T Large Company Growth Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund, which are dated February 1, 1999, the Prospectus of the BB&T U.S. Treasury Money Market Fund and the BB&T Prime Money Market Fund which is dated February 1, 1999, and the Prospectus of the BB&T Small Company Growth Fund (Trust Shares) which is dated February 1, 1999. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing BB&T Mutual Funds Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 228-1872.


                               TABLE OF CONTENTS

                                                                                                              Page
BB&T MUTUAL FUNDS GROUP.........................................................................................B-1


INVESTMENT OBJECTIVES AND POLICIES..............................................................................B-1
    Additional Information on Portfolio Instruments.............................................................B-1
             Puts..............................................................................................B-13
    Investment Restrictions....................................................................................B-16
    Portfolio Turnover.........................................................................................B-20

VALUATION......................................................................................................B-20
    Valuation of the Money Market Funds........................................................................B-21
    Valuation of the Growth and Income Fund, North Carolina Fund, South Carolina Fund,
             Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company
             Growth Fund, Small Company Growth Fund, and the Funds of Funds....................................B-22
    Valuation of the International Equity Fund.................................................................B-22

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................................................B-23
    Purchase of Class A and Class B Shares.....................................................................B-23
    Matters Affecting Redemption...............................................................................B-24

ADDITIONAL TAX INFORMATION.....................................................................................B-25
    Additional Tax Information Concerning the International Equity Fund........................................B-28
    Additional Tax Information Concerning the North Carolina and South Carolina Funds
              .................................................................................................B-28
    Special Considerations Regarding Investment in South Carolina Tax-Exempt Obligations
              .................................................................................................B-35

MANAGEMENT OF BB&T MUTUAL FUNDS GROUP..........................................................................B-39

    Officers ..................................................................................................B-39
    Investment Adviser.........................................................................................B-41
    Investment Sub-Advisers....................................................................................B-43
    Portfolio Transactions.....................................................................................B-44

    Glass-Steagall Act.........................................................................................B-47
    Manager and Administrator..................................................................................B-48
    Distributor................................................................................................B-50
    Custodian..................................................................................................B-52
    Independent Auditors.......................................................................................B-53
    Legal Counsel..............................................................................................B-53

PERFORMANCE INFORMATION........................................................................................B-53
    Yields of the Money Market Funds...........................................................................B-53
    Yields of the Other Funds of the Group.....................................................................B-54
    Calculation of Total Return................................................................................B-56
    Performance Comparisons....................................................................................B-58

ADDITIONAL INFORMATION.........................................................................................B-65
    Organization and Description of Shares.....................................................................B-65
    Shareholder and Trustee Liability..........................................................................B-66
    Miscellaneous..............................................................................................B-66


FINANCIAL STATEMENTS...........................................................................................B-76
    Audited Financial Statements as of September 30, 1998......................................................B-76


APPENDIX.......................................................................................................B-77

                       STATEMENT OF ADDITIONAL INFORMATION

                             BB&T MUTUAL FUNDS GROUP


         BB&T Mutual Funds Group (the "Group") is an open-end management investment company. The Group consists of fourteen series of units of beneficial interest ("Shares") offered to the public, each representing interests in one of fourteen separate investment portfolios ("Funds"): the BB&T U.S. Treasury Money Market Fund (the "U.S. Treasury Fund"), the BB&T Prime Money Market Fund (the "Prime Money Market Fund" and together with the U.S. Treasury Fund, the "Money Market Funds") the BB&T Short-Intermediate U.S. Government Income Fund (the "Short-Intermediate Fund"), the BB&T Intermediate U.S. Government Bond Fund (the "Intermediate Bond Fund"), the BB&T Growth and Income Stock Fund (the "Growth and Income Fund"), the BB&T North Carolina Intermediate Tax-Free Fund (the "North Carolina Fund"), the BB&T South Carolina Intermediate Tax-Free Fund (the "South Carolina Fund"), the BB&T Balanced Fund (the "Balanced Fund"), the BB&T Large Company Growth Fund (the "Large Company Growth Fund"), the BB&T Small Company Growth Fund (the "Small Company Growth Fund"), the BB&T International Equity Fund (the "International Equity Fund"), the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, and the BB&T Capital Manager Growth Fund (collectively, the "Funds of Funds") which offer Shareholders a professionally-managed investment program by purchasing shares of existing Funds of the Group (the "Underlying Funds"). Each Fund may offer to the public three classes of Shares: Class A Shares, Class B Shares and Trust Shares. As of the date of this Statement of Additional Information, Class B Shares were not yet being offered in the Short-Intermediate, North Carolina and South Carolina Funds. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading the applicable Prospectuses.



                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the information pertaining to portfolio instruments of each Fund as set forth in the Prospectuses.

         The Appendix to this Statement of Additional Information identifies nationally recognized statistical ratings organizations ("NRSROs") that may be used by BB&T, BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company), BlackRock International, Ltd. ("BlackRock International") (formerly CastleInternational Asset Management Limited) and BlackRock Institutional Management



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Corporation ("BIMC") (formerly PNC Institutional Management Corporation) (BFMI,
BlackRock International and BIMC, each a "Sub-Adviser") with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.


         BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds except the U.S. Treasury Fund may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.


         Commercial paper purchasable by each Fund, except for the U.S. Treasury Fund, includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933 (the "1933 Act").


         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Prime Money Market Fund, Growth and Income Fund, Large Company Growth Fund, Small Company Growth Fund, Short-Intermediate Fund, Intermediate Bond Fund, International Equity Fund, and Balanced Fund (the Short-Intermediate Fund and the


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Intermediate Bond Fund are sometimes referred to collectively as the "Fixed
Income Funds") and the Funds of Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the criteria for commercial paper. BB&T or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

         FOREIGN INVESTMENT. The Prime Money Market Fund, Growth and Income Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, International Equity Fund and the Funds of Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank, denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks, Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Funds may invest in foreign commercial paper, including Canadian and European commercial paper as described above.

         Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in


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U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.

         Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Prime Money Market Fund, Growth and Income Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and the Funds of Funds will acquire such securities only when BB&T or the Sub-Adviser believes the risks associated with such investments are minimal.

         FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may use forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. The Fund may use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the "ECU" used in the European Community) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The Fund may enter into forward foreign currency exchange contracts when deemed advisable by its sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Second, when the Fund's Sub-Adviser anticipates that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition,


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while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A separate account of a Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will be equal the amount of such commitments by the Fund.

         REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which BB&T or the Sub-Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and BB&T or the Sub-Adviser will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.

         If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by the Group's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").



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         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectuses, each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with each Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Such assets will include U.S. Government securities or other liquid high quality debt securities or high grade debt securities. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         U.S. GOVERNMENT OBLIGATIONS. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued or guaranteed by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. Government. Each of the other Funds may invest in such obligations and in other obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such other obligations may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when BB&T or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

         SUPRANATIONAL ORGANIZATIONAL OBLIGATIONS. The Large Company Growth Fund, Small Company Growth Fund, International Equity Fund and Prime Money Market Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

         INVESTMENT GRADE DEBT OBLIGATIONS. The Large Company Growth Fund, Small Company Growth Fund and the International Equity Fund may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.



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



         RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Large Company Growth Fund, Small Company Growth Fund and the International Equity Fund may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Fund will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.


         VARIABLE AND FLOATING RATE NOTES. The Prime Money Market Fund, the North Carolina Fund and the South Carolina Fund may acquire variable and floating rate notes, subject to each Fund's investment objective, policies, and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by BB&T with respect to the North Carolina and South Carolina Funds, (or BIMC with respect to the Prime Money Market Fund) under guidelines established by the Group's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund's investment policies. In making such determinations, BB&T with respect to the North Carolina and South Carolina Funds (or BIMC with respect to the Prime Money Market Fund) will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Prime Money Market Fund, the North Carolina Fund or the South Carolina Fund, a Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.




                                       B-7

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         For purposes of the North Carolina Fund, the South Carolina Fund and
the Prime Money Market Fund, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

         TAX-EXEMPT OBLIGATIONS. Under normal market conditions, the North Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of North Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("North Carolina Tax-Exempt Obligations"). Under normal market conditions, the South Carolina Fund will invest at least 90% of its total assets in high grade obligations issued by or on behalf of the State of South Carolina and its political subdivisions, the interest on which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("South Carolina Tax-Exempt Obligations"). In addition to North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations, the North Carolina Fund and the South Carolina Fund may invest in Tax-Exempt Obligations issued by or on behalf of states other than North Carolina and South Carolina, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of the issuer's counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, North Carolina Tax-Exempt Obligations and South Carolina Tax-Exempt Obligations are hereinafter collectively referred to as "Tax-Exempt Obligations."

         Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary


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obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         As described in the Prospectus, the two principal classifications of Tax-Exempt Obligations consist of "general obligation" and "revenue" issues. The North Carolina and South Carolina Funds are permitted to invest in Tax-Exempt Obligations and may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. Currently, neither North Carolina nor South Carolina issuers have authority to issue moral obligation securities. There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Tax- Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the North Carolina and South Carolina Funds, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Neither event would under all circumstances require the elimination of such an obligation from the North Carolina or South Carolina Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the North Carolina or South Carolina Funds.

         An issuer's obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.

         Although lease obligations do not generally constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged (in South Carolina, governmental lease obligations are included in calculation of the general obligation debt limit), the lease obligation is frequently assignable and backed by the lessee's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated


                                       B-9

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for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectuses, each Fund, except the U.S. Treasury Fund, may purchase securities on a when-issued basis. In addition, the Large Company Growth Fund, Small Company Growth Fund, International Equity Fund, and Prime Money Market Fund may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), including "TBA" (to be announced) purchase commitments. When these Funds agree to purchase securities on a when-issued or forward commitment basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that any such Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

         When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

         CALLS. The Large Company Growth Fund, Small Company Growth Fund, Growth and Income Fund, Balanced Fund and the Funds of Funds may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund


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maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.

         The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance each Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of a Fund's adviser or sub-adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

         A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which it already owns. In order to comply with the requirements of the securities laws in several states, a Fund will not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options exceeds 25% of the market value of its net assets.

         Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The

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security covering the call will be maintained in a segregated account of a
Fund's custodian. A Fund does not consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

         The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, BB&T or the Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund's statement of assets and liabilities. This liability will be readjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price (or, with respect to the International Equity Fund, the mean between the last bid and asked prices). The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

         Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

         A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because

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increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

         PUTS. The North Carolina and South Carolina Funds may acquire "puts" with respect to Tax-Exempt Obligations held in their portfolios and the Funds of Funds may acquire puts with respect to the securities in their portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Each of these Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by the North Carolina and South Carolina Funds and the Funds of Funds to facilitate the liquidity of their portfolio assets or to shorten the maturity of underlying assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.

         The North Carolina and South Carolina Funds and the Funds of Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The North Carolina and South Carolina Funds and the Funds of Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in BB&T's opinion, present minimal credit risks.

         See "Options and Futures" in the Prospectus regarding the Small Company Growth Fund's and the International Equity Fund's investment policy with respect to puts.

         RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other

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restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund's investment adviser or investment sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.

         FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund of the Group (other than the U.S. Treasury Money Market Fund) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

         Successful use of futures by the Funds is also subject to an adviser's or sub-adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent

10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.

STANDARD & POOR'S DEPOSITORY RECEIPTS

         Each of the Growth and Income Stock Fund, Balanced Fund, Large Company Growth Fund, and Small Company Growth Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs represent interests in trusts sponsored by a subsidiary of the American Stock Exchange, Inc. and are structured to provide investors proportionate undivided interests in a securities portfolio constituting substantially all the common stocks (in substantially the same weighting) as the component common stocks of a particular Standard & Poor's Index ("S&P Index"), E.G., the S&P 500. SPDRs are not redeemable, but are exchange traded. SPDRs represent interests in an investment company that is not actively managed, I.E., securities are held in an effort to track the performance of the pertinent S&P Index and not for the purpose of selecting securities that are considered superior investments. The results of SPDRs will not replicate exactly the performance of the pertinent S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees to service providers, borne by the SPDRs. SPDRs distribute dividends on a quarterly basis. Under the 1940 Act, a fund must limit investments in SPDRs to 5% of the fund's total assets

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and 3% of the outstanding voting securities of the SPDRs issuer. Moreover, a
Fund's investments in SPDRs, when aggregated with all other investments in investment companies, may not exceed 10% of the Fund's total assets.

CLOSED-END INVESTMENT COMPANIES

         The Balanced Fund may invest in closed-end investment companies that invest a significant portion of their assets in convertible securities. The shares of closed-end investment companies, which are not redeemable, will be purchased only if they are traded on a domestic stock exchange. Closed-end Fund shares often trade at a substantial discount (or premium) from their net asset value. Therefore, there can be no assurance that a share of a closed-end Fund, when sold, will be sold at a price that approximates its net asset value. Under the 1940 Act, the Balanced Fund will limit investments in each such closed-end Fund to the lesser of 5% of the Balanced Fund's total assets or 3% of the closed-end Fund's outstanding voting securities. Furthermore, the Balanced Fund's investments in all investment companies may not exceed 10% of the Fund's total assets.

         Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

INVESTMENT RESTRICTIONS

         Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Prospectus).

         None of the Funds of the Group (other than the International Equity Fund and Prime Money Market Fund) may:

         1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives and policies;

         2. Purchase or sell commodities, commodity contracts (including futures contracts, with respect to each Fund other than the Large Company Growth Fund, the Small Company Growth Fund and the Funds of Funds, which may purchase futures contracts) oil, gas or mineral exploration or development programs, or real estate (although investments by the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and the Funds of Funds in marketable securities of companies engaged in such activities and in securities secured by real estate or interests therein are not hereby precluded);

         None of the Funds (except the Funds of Funds) may:


         1. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that (i) the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and the International Equity Fund may purchase securities of a money market fund, including securities of the U.S. Treasury Fund and the Prime Money Market Fund; (ii) the North Carolina and South Carolina Funds may purchase securities of a money market fund which invests primarily in high quality short-term obligations exempt from federal income tax, if, with respect to the Fund, immediately after such purchase, the acquiring Fund does not own in the aggregate (a) more than 3% of the acquired company's outstanding voting securities, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or
(c) securities issued by the acquired company and all other investment companies (other than Treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets; (iii) the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Prime Money Market Fund may purchase shares of other investment companies in accordance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder; and (iv) this restriction (iii) is not fundamental with respect to the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Prime Money Market Fund and may therefore be changed by a vote of a majority of the Trustees of the Group.

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         The U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The U.S. Treasury Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, and Intermediate Bond Fund may not write or purchase call options. Each of the Funds may not write put options. The U.S. Treasury Fund, Short-Intermediate Fund and Intermediate Bond Fund may not purchase put options. The North Carolina and South Carolina Funds may not invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         The International Equity Fund may not:

         1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         3. Write or sell unsecured put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

         4. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options or the Fund's sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         5. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

         The Prime Money Market Fund may not:

         1. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in the obligations of issuers in the financial services industry, or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, more than 25% of the value of its total assets to be invested in the obligations of issuers in any other industry. In applying the investment limitations stated in

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this paragraph, (i) there is no limitation with respect to the purchase of (a)
instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (b) instruments issued by domestic banks (which may include U.S. branches of foreign banks) and (c) repurchase agreements secured by the instruments described in clauses (a) and (b); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

         2. Underwrite securities except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

         3. Purchase or sell commodities, commodities contracts, futures contracts, or real estate except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

         Although the foregoing investment limitations would permit the Prime Money Market Fund to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, the Prime Money Market Fund would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

         The following investment restrictions are considered non-fundamental and therefore may be changed by a vote of a majority of the Trustees of the
Group:


          The Prime Money Market Fund and U.S. Treasury Fund may not:

          1.  Invest more than 10% of its net assets in illiquid securities.

         2. Invest in any issuer for purposes of exercising control or management.

         None of the Funds (except the Prime Money Market Fund) may:

         1. Invest in any issuer for purposes of exercising control or management.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction.

PORTFOLIO TURNOVER


         The portfolio turnover rate for each of the Group's Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. For the fiscal years ended September 30, 1998, and September 30, 1997, the portfolio turnover rates for each of the Funds with a full year of operations in the subject fiscal years (other than the U.S. Treasury Fund) were as follows: Short-Intermediate Fund: 53.74% and 87.99% , respectively; Intermediate Bond Fund: 60.98% and 62.45% , respectively; Growth and Income Fund: 13.17% and 22.66% , respectively; North Carolina Fund: 32.63% and 16.98% , respectively; Small Company Growth Fund: 157.44% and 80.66% , respectively; the common stock portion of the Balanced Fund: 11.88% and 26.57% , respectively, and the fixed income portion of the Balanced Fund: 61.41% and 27.59%, respectively. High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to a Fund's shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate for each of the Group's Funds other than the U.S. Treasury Fund may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See "Additional Tax Information."

         Because the U.S. Treasury Fund and the Prime Money Market Fund intend to invest entirely in securities with maturities of less than one year and because the Securities and Exchange Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to the U.S. Treasury Fund was zero percent for the fiscal years ended September 30, 1998 and September 30, 1997, and is expected to remain zero percent for regulatory purposes.



                                    VALUATION

         The net asset value of each of the Funds, other than the Money Market Funds, is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). The net asset value of each Money Market Fund is determined and it Shares are priced as of 12:00 p.m. and as of the close of regular trading of the New York Stock Exchange (generally 4:00

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p.m. Eastern Time) on each Business Day ("Valuation Times"). As used herein a
"Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day on which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio securities that a Fund's net asset value per Share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


VALUATION OF THE MONEY MARKET FUNDS

         The U.S. Treasury Fund and the Prime Money Market Fund have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the U.S. Treasury Fund and the Prime Money Market Fund would receive if it sold the instrument. The value of securities in the U.S. Treasury Fund and the Prime Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will not purchase any security with a remaining maturity of more than thirteen months (securities subject to repurchase agreements may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

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Valuation of the Growth and Income Fund, North Carolina Fund, South Carolina
Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and the Funds of Funds


         Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair market value in BB&T's (or BFMI'S, with respect to the Small Company Growth Fund) best judgment under procedures established by, and under the supervision of the Group's Board of Trustees. The Funds of Funds will value their investments in mutual funds securities at the redemption price, which is net asset value.


         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair market value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.


         The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by BB&T, BFMI and BlackRock International from time to time.


         Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

VALUATION OF THE INTERNATIONAL EQUITY FUND

         Valuation of securities of foreign issuers and those held by the International Equity Fund is as follows: to the extent sale prices are available, securities which are traded on a

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recognized stock exchange, whether U.S. or foreign, are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the means between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a foreign currency are translated into U.S. dollars at the prevailing market rates.

         Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

         As discussed above, the International Equity Fund may use a pricing service or market/dealer experienced in such matters to value the Fund's securities.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each class of Shares in each of the Group's Funds are sold on a continuous basis by BISYS Fund Services ("BISYS"). In addition to purchasing Shares directly from BISYS, Class A, Class B or Trust Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at BB&T, or BB&T's affiliated or correspondent banks. Customers purchasing Shares of the Group may include officers, directors, or employees of BB&T or BB&T's affiliated or correspondent banks.

PURCHASE OF CLASS A AND CLASS B SHARES

         As stated in the Class A and Class B Prospectus, the public offering price of Class A Shares of the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, and the International Equity Fund is their net asset value next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of the Group is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase and Redeem Shares" in the Class A and Class B Prospectus). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A and Class B Prospectus applies to purchases of Class A Shares of such a Fund by a Purchaser.


         Shares of the U.S. Treasury Fund and the Prime Money Market Fund and Class B Shares of each Fund offering such Shares are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Class A and Class B Prospectus, the Class B Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth anniversary of purchase. Shareholders obtaining Class B Shares of a Money Market Fund upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the Money Market Fund within two years of purchase.


         Certain sales of Class A Shares are made without a sales charge, as described in the Class A and Class B Prospectus under the caption "Sales Charge Waivers," to promote goodwill with employees and others with whom BISYS, BB&T and/or the Group have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

         As the Group's principal underwriter, BISYS acts as principal in selling Class A and Class B Shares of the Group to dealers. BISYS re-allows the applicable sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Class A and Class B Prospectus (see "How to Purchase and Redeem Shares"). From time to time, BISYS will make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

MATTERS AFFECTING REDEMPTION

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the fair market value of its total net assets.

         The Group may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "Valuation of the Money Market Funds" above.


                           ADDITIONAL TAX INFORMATION

         It is the policy of each of the Group's Funds to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each of the Group's Funds expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject.

         In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), and certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.


         Distributions from a Fund (other than exempt-interest dividends, as discussed below) will be taxable to Shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term capital gains. Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains (generally subject to a 20% tax rate), regardless of how long a Shareholder has held a Fund's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a Shareholder reinvests them in additional shares or elects to receive them in cash. A Fund of Funds will not be able to offset gains realized by one Fund in which such Fund of Funds invests against losses realized by another Fund in which such Fund of Funds invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a Shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the Shareholder's hands, and will be long-term or short-term generally depending upon the Shareholder's holding period for the shares. Depending on the percentage ownership by a Fund of Funds in an underlying Fund both before and after a redemption, a redemption of Fund shares by the Fund of Funds may cause the Fund of Funds to be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the underlying Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause Shareholders of a Fund of Funds to recognize higher amounts of ordinary income than if the Shareholders had held the shares of the underlying Funds directly.


         Each of the Group's Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect taxpayer identification number or no number at all, who is subject to withholding by the Internal Revenue Service for failure properly to report payments of interest or dividends, or who fails to provide a certified statement that he or she is not subject to "backup withholding."

         A Fund's transactions in futures contracts, options, and foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale," and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital losses, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. The Funds will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Funds.


         Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         Although each Fund expects to qualify as a "regulated investment company" (a "RIC") and to be relieved of all or substantially all Federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. If for any taxable year a Fund does not qualify for the special Federal tax treatment afforded a RIC, all of its taxable income will be subject to Federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its Shareholders). In addition, distributions to Shareholders will be taxed as ordinary income even if the distributions are attributable to capital gains or exempt interest earned by the Fund.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Group's Funds. No attempt has been made to present a detailed explanation of the Federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

ADDITIONAL TAX INFORMATION CONCERNING THE INTERNATIONAL EQUITY FUND

         The International Equity Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

ADDITIONAL TAX INFORMATION CONCERNING THE NORTH CAROLINA AND SOUTH CAROLINA
FUNDS

         As indicated in the Prospectuses, the North Carolina and South Carolina Funds are designed to provide North Carolina and South Carolina Shareholders, respectively, with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the North Carolina and South Carolina Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not realize any additional benefit from the dividends of the North Carolina and South Carolina Funds being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries of such plans and accounts when distributed to them.

         Interest income distributed by each of the North Carolina and South Carolina Funds from certain types of tax-exempt securities may be subject to federal alternative minimum tax for individuals. All tax-exempt dividends will be included in determining the federal alternative minimum taxable income for corporate shareholders. In addition, the code may require Shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

         In addition, the North Carolina and South Carolina Funds may not be appropriate investments for Shareholders who are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each Shareholder who may be considered a "substantial user" should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."

         The Code permits a RIC which invests at least 50% of its total assets in Tax-Exempt Obligations to pass through to its investors, tax-free, net Tax-Exempt Obligations interest income. The policy of the North Carolina and South Carolina Funds is to pay each year as dividends substantially all the Fund's Tax-Exempt Obligations interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the North Carolina and South Carolina Funds and designated as an exempt-interest dividend in a written notice mailed to Shareholders within sixty days after the close of the Fund's taxable year, but not to exceed in the aggregate the net Tax-Exempt Obligations interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the North Carolina and South Carolina Funds, respectively, during such year, regardless of the period for which the Shares were held.


         While the North Carolina and South Carolina Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The North Carolina and South Carolina Funds will have no tax liability with respect to such distributed gains, and the distributions will be taxable to Shareholders as net gains on securities held for more than one year regardless of how long a Shareholder has held the Shares of the North Carolina or South Carolina Funds. Such distributions will be designated as a capital gains dividend in a written notice mailed by the North Carolina and South Carolina Funds to their respective Shareholders within sixty days after the close of each Fund's taxable year.


         Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina and South Carolina Tax-Exempt Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina or South Carolina (respectively) individual or corporate income tax. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. Distributions of gains attributable to obligations of the State of South Carolina are subject to South Carolina individual and corporate income tax.

         While the North Carolina and South Carolina Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the North

Carolina and South Carolina Funds will be distributed to their respective Shareholders. In general, the investment company taxable income will be the taxable income of each Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).

         As indicated in the Prospectuses, the Funds may acquire puts with respect to Tax-Exempt Obligations held in the portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the North Carolina and South Carolina Funds is to limit the acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Tax-Exempt Obligations acquired subject to the put and the interest on the Tax-Exempt Obligations will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the North Carolina and South Carolina Funds could acquire under the 1940 Act. Therefore, although the North Carolina and South Carolina Funds will only acquire a put after concluding that such put will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the North Carolina and South Carolina Funds. If the North Carolina or South Carolina Funds were not treated as the owners of the Tax-Exempt Obligations, income from such securities would probably not be tax exempt.

         The foregoing is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the North Carolina and South Carolina Funds. No attempt has been made to present a detailed explanation of the Federal or state income tax treatment of the North Carolina and South Carolina Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the North Carolina and South Carolina Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS

         The concentration of investments in North Carolina Tax-Exempt Obligations by the North Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the North Carolina Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Tax-Exempt Obligations and other sources that are generally available to investors. The Group has not independently verified this information.


         The State of North Carolina has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, and insurance tax, tobacco products tax. State sales taxes on food, as well as the inheritance and soft drink taxes, are being phased out. North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.


         Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in the Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 was reserved in a Capital Improvement Reserve, and $26.2 was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996 of approximately $406.1 million.

         Fiscal year 1997 ended with a positive General Fund balance of approximately $760.6 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations. An additional $49.4 million was transferred to the Clean Water Management Trust Fund and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. No additional amounts were transferred to the Savings Reserve for the year. After additional reserves, the unrestricted General Fund balance at the end of fiscal year 1997 was approximately $319.9 million.


         The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. Detailed budget results for fiscal year 1998 were not available as of the date this summary was prepared; however, as a result of record collections, it is expected that fiscal year 1998 ended with a positive General Fund Balance which was expected to exceed one billion dollars. On October 28, 1998, the North Carolina General Assembly adopted the biennium budget for 1998 to 2000. The $12.6 billion budget for fiscal year 1999

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included over $100 million in new spending for the state's universities and community colleges, over $90 million in new spending for health and human services, including $42.5 million for expansion of North Carolina's Smart Start program for preschool children, and almost $30 million in new spending on law enforcement. The legislature also approved teacher pay raises averaging 6.5 percent.

         The General Assembly also took action to reduce some taxes, including elimination of the sales tax on food (estimated cost $185.5 million 1999-2000) and the inheritance tax (estimated cost $52.5 million 1999-2000) .


         The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government's relationship with state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.


         During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in July 1998, North Carolina ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in September 1998 to be 3.5% of the labor force, as compared with an unemployment rate of 4.5% nationwide.


         The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

         1. Swanson v. State of North Carolina -- State Tax Refunds - Federal Retirees. In DAVIS v. MICHIGAN (1989), the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the DAVIS decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

         Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members (SWANSON). A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina

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Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that DAVIS could only be applied prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. The United States District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The United States Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.

         2. Patton v. State of North Carolina and Bailey v. State of North Carolina -- State Tax Refunds - Federal and State Retirees.

         An additional lawsuit was filed in 1995 in State court by Federal pensioners to recover State income taxes paid on Federal retirement benefits (PATTON). This case grew out of a claim by Federal pensioners in the original Federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and Federal retirees, the increased benefits to State retirees constituted an indirect violation of DAVIS. The lawsuit seeks a refund of taxes paid by Federal retirees on Federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. State and local governmental retirees filed a class action suit in 1990 Bailey as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.

         On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. An appeal from this order is pending in the North Carolina Supreme Court.


         In June 1998, the plaintiff classes in the Bailey and Patton cases reached a tentative settlement with the State of North Carolina. Under the terms of the settlement, the General Assembly will appropriate $400,000,000 in the 1998-1999 fiscal year, and $399,000,000 by July 15, 1999 in the 1999-2000 fiscal year, to a settlement fund. Amounts in the fund will be paid to the state, local and federal retirees in the cases. The terms of the settlement provide that such payments will completely extinguish all of the state's liability to the retirees arising from the taxation of state, local and federal retirement income and benefits from 1989 through 1997.

         The tentative court settlement was made subject to the appropriation of funds by the General Assembly, and to court approval following notice to the class members. The $400,000,000 appropriation was made by action of the Assembly in September, 1998, and on October 7, 1998, the court entered an order approving the settlement. In order to achieve final consummation of the settlement, the General Assembly must appropriate the $399,000,000 amount for the 1999-2000 fiscal year at its 1999 session, which begins in January, 1999.

         In its 1996 Short Session, the North Carolina General Assembly approved additional North Carolina general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November, 1996. In March 1997, and again in March, 1998, North Carolina issued $450 million of the authorized school bonds (Public School Building Bonds). In November 1997, North Carolina issued $250 million of the authorized highway bonds (Highway Bonds). The offering of the remaining $2.05 billion of these authorized bonds is anticipated to occur over the next two-five years.

         On November 3, 1998, North Carolina voters approved the issuance of $800,000,000 in clean water bonds and $200,000,000 natural gas facilities bonds. The clean water bonds will provide grants and loans for needed water and sewer improvement projects for the state's municipalities, and fund programs to reduce pollution in the state's waterways. The natural gas bond issue will provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the state's rural regions.


         Currently, Moody's Investors Service, Inc., Standard & Poor's Ratings Group, and Fitch Investors Service, Inc. rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively. See the Appendix to this Statement of Additional Information.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS


         The concentration of investments in South Carolina Tax-Exempt Obligations by the South Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of South Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the South Carolina Fund and its portfolio securities. This section briefly describes current economic trends in South Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of South Carolina Tax-Exempt Obligations and other sources that are generally available to investors. The Group has not independently verified this information.

         The South Carolina Constitution requires the General Assembly to provide a balanced budget and requires that if a deficit arises, such deficit must be provided for in the succeeding fiscal year. The State Constitution also provides that the State Budget and Control Board may, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit. In the November 1984 general election the electorate approved a constitutional amendment providing that annual increases in State appropriations may not exceed the average growth rate of the economy of the State and that the annual increases in the number of State employees may not exceed the average growth of the population of the State. Such limits on growth are subject to suspension by a super-majority of the General Assembly. The State Constitution also establishes a General Reserve Fund to be maintained in an amount equal to 3% (4% prior to 1988) of General Fund revenue for the latest fiscal year.

         In the November 1988 general election the electorate approved a constitutional amendment creating a Capital Reserve Fund equal to 2% of General Fund revenue. Before March 1 of each year, the Capital Reserve Fund must be used to offset mid-year budget reductions before mandating cuts in operating appropriations, and after March 1, the Capital Reserve Fund may be appropriated by a special vote in separate legislation by the General Assembly to finance in cash previously authorized capital improvement bond projects, retire bond principal or interest on bonds previously issued, and for capital improvements or other nonrecurring purposes which must be ranked in order of priority of expenditure. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item which has been reduced due to application of the monies to year-end deficit, must go back to the General Fund.



         Despite the efforts of the State Budget and Control Board, deficits were experienced in the fiscal years ending June 30, 1981, 1982, 1985 and 1986. All such deficits have been funded out of the General Reserve Fund. For the fiscal years ending June 30, 1983 and 1984, the State had cash surpluses. For the fiscal year ended June 30, 1989, the State had a surplus of $129,788,135. At June 30, 1989, the balance in the General Fund was $87,999,428.

         Because of anticipated revenue shortfalls for the fiscal year 1989-1990, the State Budget and Control Board committed $42.4 million of the $58.7 million Capital Reserve Fund in April 1990. Lack of sufficient funding at year-end resulted in an additional use of $4.5 million from the Capital Reserve Fund. After the above reductions, the State had a fiscal year 1989-90 surplus of $13,159,892 which was used to fund supplemental appropriations at $1,325,000 and the Capital Reserve Fund at $11,834,892. At June 30, 1990, the balance in the General Reserve Fund was $94,114,351.

         During fiscal year 1990-1991, the State Budget and Control Board approved mid-year budget changes in November 1990 and again in February 1991, to offset lower revenue estimates. Those changes included committing the Capital Reserve Fund appropriation and reducing agency appropriations in an additional amount necessary to offset (together with automatic expenditure reductions that are tied to revenue levels) what would otherwise be a projected deficit of approximately $132.6 million. In May 1991, the Budget and Control Board, responding to April revenue figures and unofficial estimates indicating an additional shortfall of $30 to $50 million, ordered an immediate freeze on all personnel activities, from hiring to promotions; a freeze on purchasing, with limited exceptions; and an indefinite halt to new contracts and contract renewals. The Board also asked the General Assembly for the power to furlough government workers periodically during the next fiscal year.

         In the past, the State's budgetary accounting principles allowed revenue to be recorded only when the State received the related cash. On July 30, 1991, the Budget and Control Board approved a change in this principle for sales tax revenue beginning with the fiscal year ended June 30, 1991. The Board's resolution requires that sales taxes collected by merchants in June and received by the State in July be reported as revenue in June rather than in July. This change resulted in a $5.2 million decrease in reported 1990-1991 sales tax revenue and a one-time $83.1 million addition to fund balance. The one-time adjustment increases the Fund balance to the level it would be if the new principle had been in effect in years before 1990-1991. Following such action, the year-end balance in the General Reserve Fund was $33.4 million.


         On July 25, 1991, the Board of Economic Advisors advised the Budget and Control Board that it projected a revenue shortfall of $148 million for the fiscal year 1991-1992 revenue estimate of $3.588 billion. In response, the Budget and Control Board eliminated the 2% Capital Reserve Fund appropriation of $65.8 million and reduced agency appropriations by $33.6 million and required agencies to set aside additional appropriations of $67.3 million. On February 10, 1992, the Board of Economic Advisers advised the Budget and Control Board that it had revised its estimate of revenues for the current fiscal year downward by an additional $55 million. At its February 11, 1992 meeting, the Budget and Control Board responded by permanently reducing the $67.3 million in appropriations which were set aside on June 30, 1991 and further reduced appropriations by $27.2 million. Despite such actions, expenditures exceeded revenues by $38.2 million and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.


         On August 22, 1992, the Budget and Control Board adopted a plan to reduce appropriations under the 1992 Appropriations Act because of revenue shortfall projections of approximately $195 million for the 1992-1993 fiscal year. These reductions were based on the rate of growth in each agency's budget over the past year. The Supreme Court of South Carolina enjoined the Budget and Control Board from implementing its proposed plan for budget reductions on the grounds that the Board had authority to make budget reductions only across the board based on total appropriations. In response to this decision on September 15, 1992, the Board instituted a 4% across the board reduction. On November 10, 1992, the Budget and Control Board permanently reduced $88.1 million in appropriations which were set aside on September 15, 1992. This action along with improved actual revenue collections created a budgetary surplus of approximately $101 million.

         The State had budgetary surpluses for the fiscal years ended June 30, 1994 ($273.48 million), 1995 ($393 million) , 1996 ($316.7 million) and 1997
($297.8 million). During those fiscal years, the General Assembly authorized supplemental appropriations contingent upon the existence of sufficient year-end surpluses. However, in Fiscal Year ended June 30, 1996, the actual surplus fell short of projections and $87.8 million of supplemental appropriations could not be funded. In Fiscal Years when the actual surpluses exceeded the supplemental appropriations, the surplus funds were applied to (i) fund items appropriated from Capital Reserve monies, (ii) maintain full funding of the General Reserve;
(iii) property tax relief; and (iv) such other purposes as directed by the General Assembly.

         The State of South Carolina has not defaulted on its bonded debt since 1879. AS noted above, however, the State did experience certain budgeting difficulties over several recent fiscal years through June 30, 1993, resulting in mid-year cutbacks in funding of state agencies in those years. Such difficulties have not to date impacted on the State's ability to pay its indebtedness but did result in Standard & Poor's Rating Service lowering its rating on South Carolina general obligation bonds from AAA to AA+ on January 29, 1993. South Carolina's general obligation bonds are rated Aaa by Moody's Investor Services, Inc. In addition, with the State's economy improving since January 1993, the State regained its AAA rating from Standard & Poor's Rating Service on July 9, 1996. Such ratings apply only to the general obligation bonded indebtedness of the State, and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State. There can be no assurance that the economic conditions on which the above ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

         South Carolina is primarily a manufacturing state. In 1996, one-fifth of all jobs in the State were in manufacturing , compared to 15% nationally. While the textile industry is still the major industrial employer in the State, since 1950 the State's economy has undergone a gradual transition. The economic base of the State has diversified as the trade and service sectors developed and with the added development of the durable goods manufacturing industries.


         Personal income in South Carolina grew five and five-tenths percent (5.5%) during 1997 compared to income growth of five and seven-tenths percent (5.7%) nationwide and five and seven-tenths percent (5.7%) in the Southeast. Over the last five (5) years (1992-1997) personal income in South Carolina rose at a compounded annual rate of five and seven-tenths percent (5.7%), falling short of the annual income growth for the Southeast region, at six percent (6%), and outpacing the five and FOUR-tenths percent (5.40%) growth in the United States in the same period.


      In 1997, employment increased two and eight-tenths percent (2.8%) while the rate of employment growth in the United States was two and six-tenths percent (2.6%). Monthly unemployment rates in the State have declined below comparable national rates during 1997, and reached an historical low unemployment rate of two and four-tenths percent in March 1998. The unemployment rate for South Carolina in 1997 was four and five-tenths percent (4.5%), four-tenths of one percent lower than the four and nine-tenths percent (4.9%) nationwide.

         General Fund Revenues increased at a rate of five and six-tenths percent (5.6%) during Fiscal Year 1996-97 over the previous Fiscal Year. The state finished Fiscal Year 1996-97 with a revenue excess of $158 million above the Fiscal Year 1996-97 appropriation act. Preliminary revenues through June 1998 have increased at a rate of five and five-tenths percent (5.5%) during the Fiscal Year 1997-98. The state is expecting a revenue excess of $60 million above the Fiscal Year 1997-98 appropriation act.


SPECIAL FACTORS AFFECTING THE SOUTH CAROLINA TAX-EXEMPT SERIES

         The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose which is also a corporate purpose of the applicable political subdivision.

         Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of all taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, shall be applied to the bonded debt. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Political subdivisions may pledge certain additional revenues, however, to secure their general obligation bonds and, certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds.


         Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.


                                       MANAGEMENT OF BB&T MUTUAL FUNDS GROUP

OFFICERS

         The officers of each Fund of the Group, their current addresses, and principal occupations during the past five years are as follows (if no address is listed, the address is 3435 Stelzer Road, Columbus, Ohio 43219):


                          Position(s) Held      Principal Occupation
Name and Address          With the Group        During the Past 5 Years
----------------          --------------        -----------------------
George R. Landreth        Treasurer             From December, 1992 to present,
                                                employee of BISYS Fund Services;
                                                from July, 1991 to December,
                                                1992, employee of PNC Financial
                                                Corp.; from October, 1984 to
                                                July, 1991, employee of The
                                                Central Trust Co., N.A.

Richard B. Ille          President and          From July 1990 to present,
                         Secretary              employee of BISYS Fund Services;
                                                from May 1989 to July 1990,
                                                employee of BISYS Fund Services
                                                Ohio, Inc.




Alaina V. Metz      Assistant Secretary         From June 1995 to present,
                                                employee, BISYS Fund Services;
                                                from May 1989 - June 1995,
                                                Supervisor, Mutual Fund Legal
                                                Department, Alliance Capital
                                                Management.





Steven G. Mintos   Vice President               From January, 1987 to present,
                                                employee and Limited Partner of
                                                BISYS Fund Services; from 1988
                                                to present, Vice President of
                                                BISYS Fund Services Ohio, Inc.,
                                                in 1986, Vice President of BISYS
                                                Fund Services Ohio, Inc.




D'Ray Moore        Assistant Secretary          From February, 1990 to present,
                                                employee of BISYS Fund Services.

Dana Gentile       Vice President               From 1987 to present, employee
                                                of BISYS Fund Services




         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Group for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from the Group for acting as Transfer Agent and for providing fund accounting services to the Group.


                              COMPENSATION TABLE 1

                            Aggregate           Pension or                   Estimated         Total
                            Compensation        Retirement Benefits          Annual            Compensation
Name of Person,             from the            Accrued As Part              Benefits Upon     from the Group
Position                    Group               of Fund Expenses             Retirement        Paid to Trustee
--------                    -----               ----------------             ----------        ---------------
Walter B. Grimm             None                None                         None               None
Chairman of the Board

W. Ray Long                 None                None                         None               None
Trustee


William E. Graham             $9,000            None                         None                 $9,000
                              ======                                                              ======

Trustee


Thomas W. Lambeth             $9,000            None                         None                 $9,000
                              ======                                                              ======

Trustee


Robert W. Stewart             $9,000            None                         None               $9,000
                              ======            ====                         ====               ======
 Trustee





1 Figures are for the Funds' fiscal year ended September 30, 1998. The Group includes fourteen separate series.




INVESTMENT ADVISER

         Investment advisory and management services are provided to each Fund of the Group by BB&T pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated October 1, 1992.

         The Advisory Agreement provides that BB&T shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T in the performance of its duties, or from reckless disregard by BB&T of its duties and obligations thereunder.


         Unless sooner terminated, the Advisory Agreement will continue in effect until September 30, 1999 as to each of the Funds and from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by BB&T. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         For the fiscal year or period ended September 30, 1998, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $883,574 (which was $271,649 less than the maximum amount of advisory fees, if charged); Prime Money Market Fund: $132,875 (which was $73,260 less than the maximum amount of advisory fees if charged); Short-Intermediate U.S. Government Fund:
$770,752 (which was $154,167 less than the maximum amount of advisory fees, if charged); Intermediate U.S. Government Fund: $907,396 (which was $181,482 less than the maximum amount of advisory fees, if charged); Growth And Income Stock
Fund: $2,095,241 (which was $1,005,608 less than the maximum amount of advisory fees, if charged); North Carolina Tax-Free Fund: $416,698 (which was $83,340 less than the maximum amount of advisory fees, if charged); South Carolina Fund:
$64,984 (from commencement of operations on October 20, 1997) (which was $43,717 less than the maximum amount of advisory fees if charged); Balanced Fund:
$694,357 (which was $333,244 less than the maximum amount of advisory fees, if charged); International Equity Fund: $710,172 (which was $0 less than the maximum amount of advisory fees, if charged); Large Company Growth Fund:
$258,070 (from commencement of operations on October 3,

1997) (which was $123,874 less than the maximum amount of advisory fees if charged); Small Company Growth Fund: $890,569 (which was $0 less than the maximum amount of advisory fees, if charged); Capital Manager Conservative Growth Fund: $11,280 (from commencement of operations on October 2, 1997) (which was $45,273 less than the maximum amount of advisory fees if charged); Capital Manager Moderate Growth Fund: $11,256 (from commencement of operations on October 2, 1997) (which was $45,181 less than the maximum amount of advisory fees if charged); and Capital Manager Growth Fund: $11,209 (from commencement of operations on October 2, 1997) (which was $44,992 less than the maximum amount of advisory fees if charged).


         For the fiscal year ended September 30, 1997, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $940,705 (which was $0 less than the maximum amount of advisory fees, if charged); Short-Intermediate U.S. Government Fund: $562,927 (which was $94,368 less than the maximum amount of advisory fees, if charged); Intermediate U.S. Government
Fund: $812,351 (which was $135,725 less than the maximum amount of advisory fees, if charged); Growth and Income Stock Fund: $2,147,800 (which was $698,408 less than the maximum amount of advisory fees, if charged); North Carolina Tax-Free Fund: $363,548 (which was $61,045 less than the maximum amount of advisory fees, if charged); Balanced Fund: $707,060 (which was $229,694 less than the maximum amount of advisory fees, if charged); International Equity
Fund: $326,911 (from commencement of operations on January 2, 1997) (which was $6,794 less than the maximum amount of advisory fees, if charged); and Small Company Growth Fund: $551,965 (which was $0 less than the maximum amount of advisory fees, if charged). The Funds of Funds, the South Carolina Fund, the Large Company Growth Fund, and the Prime Money Market Fund had not commenced operations as of September 30, 1997.

         For the fiscal year ended September 30, 1996, the Funds paid the following investment advisory fees to BB&T: U.S. Treasury Fund: $731,113; Short-Intermediate U.S. Government Fund: $288,263 (which is $57,944 less than the maximum amount of advisory fees, if charged); Intermediate U.S. Government
Fund: $531,655 (which is $106,977 less than the maximum amount of advisory fees, if charged); Growth and Income Stock Fund $1,005,731 (which is $484,272 less than the maximum amount of advisory fees, if charged); North Carolina Tax-Free
Fund: $179,367 (which is $35,889 less than the maximum amount of advisory fees, if charged); Balanced Fund: $371,267 (which is $178,695 less than the maximum amount of advisory fees, if charged) and Small Company Growth Fund: $307,915 (which is $796 less than the maximum amount of advisory fees, if charged). The Funds of Funds, the International Equity Fund, the South Carolina Fund, the Large Company Growth Fund, and the Prime Money Market Fund had not commenced operations as of September 30, 1996.

INVESTMENT SUB-ADVISERS


         Investment sub-advisory and management services are provided to the Small Company Growth Fund by Blackrock Financial Management, Inc. ("BFMI") (Formerly PNC Equity Advisors Company), an indirect majority-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of February 13, 1997 between BB&T and BFMI.

         The Sub-Advisory Agreement provides that BFMI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of such Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BFMI in the performance of its duties, or from reckless disregard by BFMI of its duties and obligations thereunder.

         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until September 30, 1999 and thereafter will continue from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or, on 60 days' written notice, by BFMI or by BB&T. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to BFMI are borne exclusively by BB&T as investment adviser to the Small Company Growth Fund.

         For the fiscal year ended September 30, 1998, BB&T paid BFMI $426,658 for sub-advisory services to the Small Company Growth Fund. For the fiscal year ended September 30, 1997, BB&T paid BFMI and PNC Bank (the former Sub-Adviser to the Small Company Growth Fund) $272,847 and $124,980 for Sub-Advisory Services. For the fiscal year ended September 30, 1996, BB&T paid $154,356 and $34,132, respectively, in investment sub-advisory fees to PNC Bank.

         Investment sub-advisory and management services are provided to the International Equity Fund by Blackrock International, Ltd. ("Blackrock International") (formerly CastleInternational Asset Management Limited), an indirect majority-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of January 2, 1997 between BB&T and BlackRock International.

         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until December 31, 1999 and thereafter will continue from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL

INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, on 60 days' written notice by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, by BlackRock International, or by BB&T. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to BlacKrock International are borne exclusively by BB&T as Investment Adviser to the International Equity Fund. For the fiscal year ended September 30, 1998, and for the period from the commencement of operations, January 2, 1997 to September 30, 1997, BB&T paid BlackRock International $344,577 and $163,456, Respectively, for sub-advisory services to the International Equity Fund.

         Investment sub-advisory and management services are provided to the Prime Money Market Fund by BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation), an indirect majority-owned subsidiary of PNC Bank Corp., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of April 30, 1997 between BB&T and BIMC.

         Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until September 30, 1999 and thereafter will continue from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days' written notice by BIMC or by BB&T. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to BIMC are borne exclusively by BB&T as Investment Adviser to the Prime Money Market Fund. For the period from the commencement of operations, October 1, 1997 to September 30, 1998, BB&T paid BIMC $46,694 for sub-advisory services to the Prime Money Market Fund .


         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Group may include descriptions of each investment sub-adviser including, but not limited to, (i) descriptions of the sub-adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the sub-adviser's operations.

PORTFOLIO TRANSACTIONS

         Pursuant to the Advisory Agreement, BB&T and each Sub-Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Growth and Income Fund, North

Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Large Company Growth Fund, Small Company Growth Fund, and the Funds of Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While BB&T and each Sub-Adviser generally seek competitive spreads or commissions, the Group may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.


         During the fiscal year ended September 30, 1998, the Growth and Income Fund paid aggregate brokerage commissions in the amount of $152,631. During the fiscal year ended September 30, 1998, BB&T directed brokerage transactions for the Growth and Income Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $118,652,289; aggregate commissions: $152,631.

         During the fiscal year ended September 30, 1998, the Balanced Fund paid aggregate brokerage commissions in the amount of $49,964. During the fiscal year ended September 30, 1998, BB&T directed brokerage transactions for the Balanced Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $38,484,168; aggregate commissions: $49,964.

         During the fiscal year ended September 30, 1998, the Small Company Growth Fund paid aggregate brokerage commissions in the amount of $91,551.

         During the fiscal year ended September 30, 1998, the Large Company Growth Fund paid aggregate brokerage commissions in the amount of $125,276. During the fiscal year ended September 30, 1998, BB&T directed brokerage transactions for the Large Company Growth Fund to brokers because of research services provided in the following amounts: $97,877,295; aggregate commissions:
$125,276.

         During the fiscal year ended September 30, 1998, the International Equity Fund paid aggregate brokerage commissions in the amount of $240,357. During the fiscal year ended September 30, 1998, BB&T directed brokerage transactions for the International Equity Fund to brokers because of research services provided in the following amounts: $12,332,336; aggregate commissions:
$36,268.

         During the fiscal year ended September 30, 1997, the Growth and Income Fund paid aggregate brokerage commissions in the amount of $151,013. During the fiscal year ended September 30, 1997, BB&T directed brokerage transactions for the Growth and Income Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $106,698,201; aggregate commissions: $142,060.

         During the fiscal year ended September 30, 1997, the Balanced Fund paid aggregate brokerage commissions in the amount of $42,859. During the fiscal year ended September 30, 1997, BB&T directed brokerage transactions for the Balanced Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $29,962,265; aggregate commissions: $41,873.

         During the fiscal year ended September 30, 1997, the Small Company Growth Fund paid aggregate brokerage commissions in the amount of $40,983.

         During the fiscal year ended September 30, 1996, the Growth and Income Fund paid aggregate brokerage commissions in the amount of $173,857. During the fiscal year ended September 30, 1996, BB&T directed brokerage transactions for the Growth and Income Fund to brokers because of research services provided in the following amounts: aggregate transactions -- $77,196,850; aggregate commissions: $145,882.

         During the fiscal year ended September 30, 1996, the Balanced Fund paid aggregate brokerage commissions in the amount of $39,945. During the fiscal year ended September 30, 1996, BB&T directed brokerage transactions for the Balanced Fund to brokers because of research services provided in the following amounts: aggregate transactions --$20,263,088; aggregate commissions: $6,614.

         During the fiscal year ended September 30, 1996, the Small Company Growth Fund paid aggregate brokerage commissions in the amount of $18,046.


         Allocation of transactions, including their frequency, to various dealers is determined by BB&T and each Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by BB&T and each Sub-Adviser and does not reduce the advisory fees payable to BB&T or each Sub-Adviser. Such information may be useful to BB&T or each Sub-Adviser in serving both the Group and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BB&T or each Sub-Adviser in carrying out its obligations to the Group.

         To the extent permitted by applicable rules and regulations, either BB&T or the Sub-Advisers may execute portfolio transactions on behalf of the Funds through an affiliate of BB&T. As required by Rule 17E-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.


         Investment decisions for each Fund of the Group are made independently from those for the other Funds or any other investment company or account managed by BB&T or any Sub-Adviser. Any such other investment company or account may also invest in the same securities as the Group. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund of the Group, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which BB&T or the Sub-Adviser believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, BB&T or the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for the Group, BB&T or the Sub-Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of BB&T or a Sub-Adviser or their parents, subsidiaries, or affiliates, and, in dealing with their customers, BB&T or a Sub-Adviser and their parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.

GLASS-STEAGALL ACT


         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE v. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM v. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the

Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.


         BB&T and PNC Bank Corp. subsidiaries, BFMI, BIMC, and BlackRock International, believe that they possess the legal authority to perform the services for each Fund contemplated by the Advisory Agreement and Sub-Advisory Agreements and described in the Prospectuses and this Statement of Additional Information and has so represented in the Advisory Agreement and Sub-Advisory Agreements. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict BB&T or PNC Bank Corp.'s subsidiaries from continuing to perform such services for the Group. Depending upon the nature of any changes in the services which could be provided by BB&T or PNC Bank Corp.'s subsidiaries, the Board of Trustees of the Group would review the Group's relationship with BB&T and the Sub-Adviser and consider taking all action necessary in the circumstances.


         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BB&T or any Sub-Adviser or their affiliated and correspondent banks (the "Banks") in connection with Customer's purchases of Shares of the Group, the Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per Share or result in financial losses to any Customer.

MANAGER AND ADMINISTRATOR


         BISYS Fund Services, Inc. serves as administrator (the "Administrator") to each Fund pursuant to the Management and Administration Agreement dated as of October 1, 1992, as amended (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by BB&T under the Advisory Agreement and BFMI, BlackRock International, and BIMC under the Sub-Advisory Agreements, those performed by Star Bank, N.A. and Bank of New York under their custodial services agreements with the Group and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with the Group). The Administrator is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to monitor the net asset value of the U.S. Treasury Fund and the Prime Money Market Fund, to maintain office facilities for the Group, to maintain the Group's financial accounts and records, and to furnish the Group statistical and research data and certain bookkeeping services, and certain other services required by the Group. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of the Group's operations (other than those performed by BB&T under the Advisory Agreement and BFMI, BlackRock International and BIMC under the Sub-Advisory Agreements, those by Star Bank, N.A. and Bank of New York under its custodial services agreements with the Group and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with the Group). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.


         Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (.20%) of such Fund's average daily net assets or
(b) such fee as may from time to time be agreed upon in writing by the Group and the Administrator. A fee agreed to in writing from time to time by the Group and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.


         For the fiscal years ended September 30, 1996, September 30, 1997, and September 30, 1998 each of the Funds paid the following administration fees to the Administrator: U.S. Treasury Fund: $365,557, $470,355, and $441,787 (which is $135,824 less than the maximum amount of administration fees, if charged), respectively; Short-Intermediate Fund: $115,305, $187,425, and $266,751 (which is $41,554.92 less than the maximum amount of administration fees, if charged), respectively; Intermediate Bond Fund: $212,620, $270,652, and $362,963, respectively; Growth and Income Fund: $402,293, $579,761, and $838,105, respectively; North Carolina Fund: $53,810 (which is $17,942 less than the maximum amount of administration fees, if charged), $121,183, and $121,000 (which is $41,669.50 less than the maximum amount of administration fees, if charged), respectively; Balanced Fund: $148,506, $190,947, and $277,746, respectively; and Small Company Growth Fund: $61,583, $110,393, and $178,115, respectively. For the period from commencement of operations to September 30, 1997 and for the fiscal year ended September 30, 1998, the International Equity Fund paid $64,023 and $142,036, respectively, in administrative fees to the Administrator. For the period from commencement of operations to September 30, 1998, each of the Funds paid the following administration fees to the
Administrator: Prime Money Market Fund : $55,572 (which is $47,495 less than the maximum amount of administration fees, if charged) (commencement of operations on October 1, 1997); South Carolina Fund: $19,412 (which is $16,821 less than the maximum amount of administration fees, if charged)

(commencement of operations on October 19, 1997); Large Company Growth Fund:
$103,228 (commencement of operations on October 3, 1997); Capital Manager Conservative Growth Fund: $11,311 (commencement of operations on October 2,
1997); Capital Manager Moderate Growth Fund: $11,287 (commencement of operations on October 2, 1997); and Capital Manager Growth Fund: $11,240 (commencement of operations on October 2, 1997).


         The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), will continue until September 30, 2002. Thereafter, the Administration Agreement shall be renewed automatically for successive five year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by the Group in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR


         BISYS Fund Services LP serves as distributor to each Fund of the Group pursuant to a Distribution Agreement dated October 1, 1993, (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.



         No compensation is paid to the Distributor under the Distribution Agreement. However, the Distributor is entitled to receive payments under the Distribution and Shareholder Services Plan, dated October 1, 1992, as restated February 7, 1997 (the "Distribution Plan"). The fee of .50% of average daily net assets of Class A Shares of each Fund (which has been voluntarily reduced to
 .25% for each Fund, other than the Funds of Funds, and reduced to 0.15% for the Funds of Funds) and the fee of 1.00% of average daily net assets of Class B Shares of each Fund payable under the Distribution Plan, to which

Class A and Class B Shares of each Fund of the Group are subject, is described in the Class A and Class B Prospectus.


         For the fiscal year ended September 30, 1998, each of the Funds paid the following fees under the Distribution Plan for Class A Shares: U.S. Treasury
Fund: $93,967 (which was $94,418 less than the maximum amount of fees under the Distribution Plan, if charged); Prime Money Market Fund: $2,967 (which was $2,942 less than the maximum amount of fees under the Distribution Plan, if charged); Short-Intermediate Fund: $11,478 (which was $11,479 less than the maximum amount of fees under the Distribution Plan, if charged); Intermediate Bond Fund: $10,589 (which was $10,589 less than the maximum amount of fees under the Distribution Plan, if charged); Growth and Income Stock Fund: $98,954 (which was $98,946 less than the maximum amount of fees under the Distribution Plan, if charged); North Carolina Fund: $19,955 (which was $34,895 less than the maximum amount of fees under the Distribution Plan, if charged); South Carolina Fund:
$312 (which was $729 less than the maximum amount of fees under the Distribution Plan, if charged) (from commencement of operations on October 20, 1997):
Balanced Fund: $55,648 (which was $55,643 less than the maximum amount of fees under the Distribution Plan, if charged); Large Company Growth Fund: $2,079 (which was $2,076 less than the maximum amount of fees under the Distribution Plan, if charged) (from commencement of operations on October 3, 1997); Small Company Growth Fund: $28,875 (which was $28,876 less than the maximum amount of fees under the Distribution Plan, if charged); International Equity Fund: $2,914 (which was $2,914 less than the maximum amount of fees under the Distribution Plan, if charged); Capital Manager Conservative Growth Fund: $43 (which was
$68 less than the maximum amount of fees under the Distribution Plan, if charged) (from commencement of operations on October 2, 1997); Capital Manager Moderate Growth Fund: $467 (which was $489 less than the maximum amount of fees under the Distribution Plan, if charged) (from commencement of operations on October 2, 1997) and Capital Manager Growth Fund: $222 (which was $278 less than the maximum amount of fees under the Distribution Plan, if charged) (from commencement of operations on October 2, 1997).

         For the fiscal year ended September 30, 1998, each of the Funds paid the following fees under the Distribution Plan for Class B Shares: U.S. Treasury
Fund: $12,359; Intermediate U.S. Government Fund: $8,701; Growth and Income Stock Fund: $261,070; Balanced Fund: $109,512; Small Company Growth Fund:
$93,005; International Equity Fund: $17,346; Prime Money Market Fund: $175 (from commencement of operations on September 2, 1998); and Large Company Growth Fund:
$15,480 (from commencement of operations on October 3, 1997.


         The Distribution Plan was initially approved on August 18, 1992 by the Fund's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). An Amended and Re-Executed Distribution

Plan was approved on February 7, 1997. The Distribution Plan provides for fees only upon the Class A and Class B Shares of each Fund.

         On October 1, 1993, The Winsbury Company (now known as BISYS Fund Services) and its affiliated companies, including The Winsbury Service Corporation (now known as BISYS Fund Services Ohio, Inc.), were acquired by the BISYS Group, Inc., a publicly held company which is a provider of information processing, loan servicing and 401(k) administration and record-keeping services to and through banking and other financial organizations.

         The Distribution Agreement is the successor to the previous distribution agreement, which terminated automatically by its terms upon consummation of the acquisition of Winsbury by The BISYS Group, Inc. The Distribution Agreement was unanimously approved by the Board of Trustees of the Group, and is materially identical to the terminated distribution agreement.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class B Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class A and Class B Shares. The Group's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.


SECURITIES LENDING AGENT

         The Group has retained Cantor Fitzgerald & Co. ("Cantor Fitzgerald") as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the Group's behalf. Cantor Fitzgerald has employed BISYS to provide certain administrative services relating to securities lending transactions entered into on behalf of the Group. Cantor Fitzgerald, rather than the Group, will compensate BISYS for those services.


CUSTODIAN

         Star Bank, N.A. serves as the Group's Custodian. Bank of New York serves as the International Equity Fund's Custodian.

TRANSFER AGENT AND FUND ACCOUNTING SERVICES

         BISYS Fund Services Ohio, Inc. serves as transfer agent to each Fund of the Group pursuant to a Transfer Agency Agreement with the Group.

         BISYS Fund Services Ohio, Inc. also provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with the Group. Under the Fund Accounting Agreement, BISYS Fund Services Ohio, Inc. receives a fee from each Fund at the annual rate of .03% of such Fund's average daily net assets, subject to a minimum annual fee.

INDEPENDENT AUDITORS

         KPMG Peat Marwick LLP ("KPMG") has been selected as independent auditors. KPMG's address is Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215.

LEGAL COUNSEL

         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, DC 20005 are counsel to the Group.

                             PERFORMANCE INFORMATION

YIELDS OF THE MONEY MARKET FUNDS

         As summarized in the Prospectuses of the U.S. Treasury Fund and the Prime Money Market Fund under the heading "Performance Information," the "yield" of the U.S. Treasury Fund and the Prime Money Market Fund for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

         The yield and effective yield of each Money Market Fund will vary in response to fluctuations in interest rates and in the expenses of each Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

         With respect to Class A Shares, for the seven-day period ended September 30, 1998, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 4.49% and 4.59%, respectively. With respect to Trust Shares, for the seven-day period ended September 30, 1997, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 4.74% and 4.85%, respectively. With respect to the Class B Shares, for the seven-day period ended September 30, 1998, the yield and effective yield of the U.S. Treasury Fund calculated as described above was 3.74% and 3.81%.

         With respect to Class A Shares, for the seven-day period ended September 30, 1998, the yield and effective yield of the Prime Money Market Fund calculated as described above was 4.71% and 4.82%, respectively. With respect to Trust Shares, for the seven-day period ended September 30, 1998, the yield and effective yield of the Prime Money Market Fund calculated as described above was 5.06% and 5.19%, respectively. With respect to Class B Shares, for the seven-day period ended September 30, 1998, the yield and effective yield of the Prime Money Market Fund was 3.96% and 4.04%.


YIELDS OF THE OTHER FUNDS OF THE GROUP

         As summarized in the Prospectuses under the heading "Performance Information," yields of the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short- Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, International Equity Fund, and the Funds of Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period, according to the following formula:

                                         a-b
                     30-Day Yield = 2[( ----- +1)6-1]
                                         cd

         In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

         Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each Fund.

         The North Carolina and South Carolina Funds may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the North Carolina and South Carolina Funds' yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the North Carolina and South Carolina Funds is computed by dividing that portion of the effective yield of the North Carolina and South Carolina Funds which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.


         With respect to Class A Shares, for the 30-day period ended September 30, 1998, the yields of the Funds were as follows: Short-Intermediate Fund -- 4.16% (with maximum sales load) and 4.25% (with no sales load); Intermediate Bond Fund -- 4.11% (with maximum sales load) and 4.30% (with no sales load); North Carolina Fund -- 3.13% (with maximum sales load) and 3.19% (with no sales load); South Carolina Fund -- 3.32% (with maximum sales load) and 3.39% (with no sales load); and Balanced Fund -- 2.22% (with maximum sales load) AND 2.32% (with no sales load). With respect to Class A Shares the tax-equivalent yield for the North Carolina Fund and South Carolina Fund for the same period were 5.62% AND 5.91%, respectively, (with maximum sales load) and 5.73% and 6.04%, respectively, (with no sales load).

         With respect to Class B Shares for the 30-day period ended September 30, 1998, the yields of the Funds were as follows: Intermediate Bond Fund -- 3.57% and Balanced Fund -- 1.55%.

         With respect to Trust Shares, for the 30-day period ended September 30, 1998, the yields of each of the Funds were as follows: Short-Intermediate Fund -- 4.50%; Intermediate Bond Fund -- 4.55%; North Carolina Fund -- 3.34%; South Carolina Fund -- 3.54%; and Balanced Fund -- 2.54%. With respect to Trust Shares, the tax-equivalent yield FOR the same period for the North Carolina
Fund AND South Carolina Fund were 5.99% AND 6.30%, respectively.



         Investors in the Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, International Equity Fund, and Funds of Funds, are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.

CALCULATION OF TOTAL RETURN

         Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.


         With respect to Class A Shares, for the one-year period ended September 30, 1998, average annual total returns (with maximum sales load) were as follows: for the Short- Intermediate -- 6.32%, Intermediate Bond -- 8.02%, Growth and Income -- (4.39)%, North Carolina -- 4.50%, Balanced -- 2.10%, Small Company Growth -- (27.24)%, and International Equity Funds -- (13.67)%. For the same period, average annual total returns (without sales load) were as follows: for the Short-Intermediate -- 8.50%, Intermediate Bond -- 13.07%, Growth and Income -- 0.10%, North Carolina -- 6.63%, U.S. Treasury -- 4.75%, Balanced--6.89%, Small Company Growth - (23.81)%, and International Equity
Funds -- (9.60)%.

         With respect to Trust Shares, for the one-year period ended September 30, 1998, average annual total returns were as follows: for the Short-Intermediate -- 8.77%, Intermediate Bond -- 13.46%, Growth and Income -- 0.35%, North Carolina -- 6.90%, U.S. Treasury -- 5.01%, Balanced -- 7.18%, Small Company Growth Funds -- (23.62)%, and International Equity Funds -- (9.45)%.

         With respect to Class B Shares, for the one-year period ended September 30, 1998, average annual total returns (with maximum sales load) were as follows: for the Intermediate Bond -- 8.26%, Growth and Income -- (4.37)%, Balanced -- 2.16%, Small Company Growth -- (27.38)%, U.S. Treasury -- (0.03)%, and International Equity Funds -- (13.80)%, respectively. For the same period, average annual total returns (without sales load) were as follows: for the Intermediate Bond -- 12.26%, Growth and Income -- (0.67)%, U.S. Treasury -- 3.97%, Balanced -- 6.16%, Small Company Growth -- (24.40)%, and International Equity Funds -- (10.29)%.

         With respect to class a shares for the period from commencement of operations to September 30, 1998, average annual total returns (with maximum sales load) were as follows: South Carolina -- 3.94% (commencement of operations on December 10, 1997),

Large Company Growth -- (6.91)% (commencement of operations on October 7, 1997), Capital Manager Conservative Growth -- (2.65)% (commencement of operations on January 29, 1998), Capital Manager Moderate Growth -- (4.40)% (commencement of operations on January 29, 1998), Capital Manager Growth -- (5.91)% (commencement of operations on January 29, 1998). For the same period, average annual total return (without sales load) were as follows: for the Prime Money Market -- 4.93%, South Carolina -- 6.08%, Large Company Growth -- (2.54)%, Capital Manager Conservative Growth -- 1.89%, Capital Manager Moderate Growth -- 0.10%, and Capital Manager Growth -- (1.45)%.

         With respect to trust shares for the period from commencement of operations to September 30, 1998, average annual total returns were as follows: for the Prime Money Market -- 5.23% (commencement of operations on October 1,
1997), South Carolina -- 8.02% (commencement of operations on October 20, 1997), Large Company Growth -- (2.33)% (commencement of operations on October 3, 1997), Capital Manager Conservative Growth --3.95% (commencement of operations on October 2, 1997), Capital Manager Moderate Growth -- 0.68% (commencement of operations on October 2, 1997), and Capital Manager Growth --(1.72)% (commencement of operations on October 2, 1997).

         With respect Class B Shares of the Large Company Growth Fund for the period from October 14, 1997 (commencement of operations) to September 30, 1998, average annual total returns (with maximum sales load) was (6.96)% and (with no sales load) was (3.13)%.



         With respect to Class A Shares, for the five year period through September 30, 1998, average annual total returns (with maximum sales load) were as follows: for the Short- Intermediate -- 4.61%, Intermediate Bond -- 5.28%, Growth and Income -- 14.71%, North Carolina -- 3.89%, and Balanced Funds -- 10.38%. For the same period, average annual total returns (without sales load) were as follows: for the Short-Intermediate -- 5.04%, Intermediate Bond -- 6.26%, Growth and Income -- 15.77%, North Carolina -- 4.31%, U.S. Treasury -- 4.26%, and Balanced Funds -- 11.40%.

         With respect to Trust Shares, for the five-year period since commencement of operations of each of the Funds through September 30, 1998, average annual total returns were as follows: for the Short-Intermediate -- 5.29%, Intermediate Bond -- 6.54%, Growth and Income -- 16.06%, North Carolina -- 4.48%, U.S. Treasury -- 4.50%, and Balanced Funds -- 11.68%.

         With respect to Class A Shares, for the period since commencement of operations of each of the Funds through September 30, 1998, average annual total returns (with maximum sales load) were as follows: for the Short-Intermediate -- 5.30%, Intermediate Bond -- 6.17%, Growth and Income -- 14.95%, North Carolina -- 4.37%, Balanced -- 10.46%, Small Company Growth -- 14.92% and International Equity Funds -- (1.48)%.

For the same period, average annual total returns (without sales load) were as follows: for the Short-Intermediate --5.65%, Intermediate Bond -- 6.99%, Growth and Income -- 15.83%, North Carolina --4.72%, U.S. Treasury -- 3.99%, Balanced -- 11.43%, Small Company Growth -- 16.31% and International Equity Funds -- 1.15%.

         With respect to Trust Shares, for the period since commencement of operations of each of the Funds through September 30, 1998, average annual total returns were as follows: for the Short-Intermediate -- 5.90%, Intermediate Bond -- 7.27%, Growth and Income -- 16.13%, North Carolina -- 4.87%, U.S. Treasury -- 4.21%, Balanced -- 11.67% and Small Company Growth Funds -- 16.64%.

         With respect to Class B Shares, for the period since commencement of operations of each of the Funds through September 30, 1998, average annual total returns (with maximum sales load) for the Intermediate Bond -- 4.88%, Growth and Income -- 15.88%, U.S. Treasury -- 3.45%, Balanced -- 10.95%, Small Company Growth -- 15.14% and International Equity Funds -- (1.74)%. For the same period, average annual total returns (without sales load) were as follows: for the Intermediate Bond -- 5.97%, Growth and Income -- 16.72%, U.S. Treasury -- 3.59%, Balanced -- 11.86%, Small Company Growth -- 15.67% and International Equity Funds -- 0.53%.


         The yields, effective yields, tax-equivalent yields, tax-equivalent effective yields, and total return set forth above were calculated for each class of each Fund's Shares. No yield information is available for the Funds of Funds, the South Carolina Fund or the Large Company Growth Fund, which had not commenced operations as of the date of this Statement of Additional Information.

         At any time in the future, yields and total return may be higher or lower than past yields, there can be no assurance that any historical results will continue.

PERFORMANCE COMPARISONS

         YIELD AND TOTAL RETURN. From time to time, performance information for the Funds showing their average annual total return and/or yield may be included in advertisements or in information furnished to present or prospective shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives may from time to time be included in advertisements.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group,

(5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and
(9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Funds may also include in these communications calculations, such as hypothetical compounding examples, that describe hypothetical investment results, such performance examples will be based on an express set of assumptions and are not indicative of performance of any of the Funds.

         Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Index of 500 stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

         The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the National Association of Securities Dealers Automated Quotations ("NASDAQ") system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

         The Morgan Stanley Capital International Europe, Australia and the Far East Index ("EAFE") is an index composed of a sample of companies representative of the market structure of twenty European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of a stratified sampling of all listed stocks.

         The Shearson Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

         The Lehman Brothers Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating organization ("NRSRO").

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by BB&T or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.


         In addition, with respect to the North Carolina and South Carolina Funds, the benefits of tax-free investments may be communicated in advertisements or communications to shareholders. For example, the table below presents the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 3.00% to 5.50%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the North Carolina and South Carolina Funds, which may be higher or lower than those shown. The rates shown in the table below are subject to adjustment for the Internal Revenue Service inflation indexation. This table does not reflect any alternative minimum tax liability. Investors should consult their tax advisers with specific reference to their own tax situation.

                  APPROXIMATE YIELD TABLE: NORTH CAROLINA FUND


SINGLE RETURN                          COMBINED
SAMPLE                      NORTH     FEDERAL AND
TAXABLE            FEDERAL  CAROLINA    N.C.                    ........ TAX-EXEMPT YIELDS ............
INCOME            MARGINAL  MARGINAL  MARGINAL
 (1998)           TAX RATE  TAX RATE  TAX RATE   3.00     3.50%    4.00%    4.50%    5.00%    5.50%     6.00%     6.50%     7.00%
----------------------------------------------------------------------------------------------------------------------------------

FROM
$0 TO
$12,750             15.00%    6.00%    20.10%    3.75%    4.38%    5.01%    5.63%    6.26%    6.88%     7.51%     8.14%     8.76%

FROM
$12,751 TO
$25,350             15.00%    7.00%    20.95%    3.80%    4.43%    5.06%    5.69%    6.33%    6.96%     7.59%     8.22%     8.86%

FROM
$25,351 TO
$60,000             28.00%    7.00%    33.04%    4.48%    5.23%    5.97%    6.72%    7.47%    8.21%     8.96%     9.71%    10.45%

FROM
$60,001 TO
$61,400             28.00%    7.75%    33.58%    4.52%    5.27%    6.02%    6.78%    7.53%    8.28%     9.03%     9.79%    10.54%

FROM
$60,401 TO
$128,100            31.00%    7.75%    36.35%    4.71%    5.50%    6.28%    7.07%    7.86%    8.64%     9.43%    10.21%    11.00%


FROM
$128,101 TO
$278,450            36.00%    7.75%    40.96%    5.08%    5.93%    6.78%    7.62%    8.47%    9.32%    10.16%    11.01%    11.86%

OVER
$278,450            39.60%    7.75%    44.28%    5.38%    6.28%    7.18%    8.08%    8.97%    9.87%    10.77%    11.67%    12.56%



                  APPROXIMATE YIELD TABLE: NORTH CAROLINA FUND

MARRIED
FILING JOINTLY                         COMBINED
SAMPLE                      NORTH     FEDERAL AND
TAXABLE            FEDERAL  CAROLINA    N.C.                    ........ TAX-EXEMPT YIELDS ............
INCOME            MARGINAL  MARGINAL  MARGINAL
 (1998)           TAX RATE  TAX RATE  TAX RATE   3.00     3.50%    4.00%    4.50%    5.00%    5.50%     6.00%     6.50%     7.00%
----------------------------------------------------------------------------------------------------------------------------------

FROM
$0 TO
$21,250            15.00%    6.00%    20.10%    3.75%    4.38%    5.01%    5.63%    6.26%    6.88%     7.51%     8.14%     8.76%

FROM
$21,251 TO
$42,350            15.00%    7.00%    20.95%    3.80%    4.43%    5.06%    5.69%    6.33%    6.96%     7.59%     8.22%     8.86%

FROM
$42,351 TO
$100,000           28.00%    7.00%    33.04%    4.48%    5.23%    5.97%    6.72%    7.47%    8.21%     8.96%     9.71%    10.45%

FROM
$100,001 TO
$102,300           28.00%    7.75%    33.58%    4.52%    5.27%    6.02%    6.78%    7.53%    8.28%     9.03%     9.79%    10.54%

FROM
$102,301 TO
$155,950           31.00%    7.75%    36.35%    4.71%    5.50%    6.28%    7.07%    7.86%    8.64%     9.43%    10.21%    11.00%


FROM
$155,951 TO
$278,450           36.00%    7.75%    40.96%    5.08%    5.93%    6.78%    7.62%    8.47%    9.32%    10.16%    11.01%    11.86%

OVER
$278,450           39.60%    7.75%    44.28%    5.38%    6.28%    7.18%    8.08%    8.97%    9.87%    10.77%    11.67%    12.56%



                  APPROXIMATE YIELD TABLE: SOUTH CAROLINA FUND



SINGLE RETURN                          COMBINED
SAMPLE                      NORTH     FEDERAL AND
TAXABLE            FEDERAL  CAROLINA    N.C.                    ........ TAX-EXEMPT YIELDS ............
INCOME            MARGINAL  MARGINAL  MARGINAL
 (1998)           TAX RATE  TAX RATE  TAX RATE   3.00     3.50%    4.00%    4.50%    5.00%    5.50%     6.00%     6.50%     7.00%
----------------------------------------------------------------------------------------------------------------------------------

FROM
$0 TO
$2,310             15.00%    2.50%    17.13%    3.62%    4.22%    4.83%    5.43%    6.03%    6.64%     7.24%     7.84%     8.45%

FROM
$2,311 TO
$4,620             15.00%    3.00%    17.55%    3.64%    4.24%    4.85%    5.46%    6.06%    6.67%     7.28%     7.88%     8.49%

FROM
$4,621 TO
$6,930             15.00%    4.00%    18.40%    3.68%    4.29%    4.90%    5.51%    6.13%    6.74%     7.35%     7.97%     8.58%


FROM
$6,931 TO
$9,240             15.00%    5.00%    19.25%    3.72%    4.33%    4.95%    5.57%    6.19%    6.81%     7.43%     8.05%     8.67%

FROM
$9,241 TO
$11,550            15.00%    6.00%    20.10%    3.75%    4.38%    5.01%    5.63%    6.26%    6.88%     7.51%     8.14%     8.76%

FROM
$11,551 TO
$25,350            15.00%    7.00%    20.95%    3.80%    4.43%    5.06%    5.69%    6.33%    6.96%     7.59%     8.22%     8.86%

FROM
$25,351 TO
$61,400            28.00%    7.00%    33.04%    4.48%    5.23%    5.97%    6.72%    7.47%    8.21%     8.96%     9.71%    10.45%

FROM
$61,401 TO
$128,100           31.00%    7.00%    35.83%    4.68%    5.45%    6.23%    7.01%    7.79%    8.57%     9.35%    10.13%    10.91%

FROM
$128,101 TO
$278,450           36.00%    7.00%    40.48%    5.04%    5.88%    6.72%    7.56%    8.40%    9.24%    10.08%    10.92%    11.76%

OVER
$278,450           39.60%    7.00%    43.83%    5.34%    6.23%    7.12%    8.01%    8.90%    9.79%    10.68%    11.57%    12.46%


                  APPROXIMATE YIELD TABLE: SOUTH CAROLINA FUND



MARRIED FILING                         COMBINED
JOINTLY                     NORTH     FEDERAL AND
TAXABLE            FEDERAL  CAROLINA    S.C.                    ........ TAX-EXEMPT YIELDS ............
INCOME            MARGINAL  MARGINAL  MARGINAL
 (1998)           TAX RATE  TAX RATE  TAX RATE   3.00     3.50%    4.00%    4.50%    5.00%    5.50%     6.00%     6.50%     7.00%
----------------------------------------------------------------------------------------------------------------------------------


FROM
$0 TO
$2,310             15.00%    2.50%    17.13%    3.62%    4.22%    4.83%    5.43%    6.03%    6.64%     7.24%     7.84%     8.45%

FROM
$2,311 TO
$4,620             15.00%    3.00%    17.55%    3.64%    4.24%    4.85%    5.46%    6.06%    6.67%     7.28%     7.88%     8.49%

FROM
$4,621 TO
$6,930             15.00%    4.00%    18.40%    3.68%    4.29%    4.90%    5.51%    6.13%    6.74%     7.35%     7.97%     8.58%


FROM
$6,931 TO
$9,240             15.00%    5.00%    19.25%    3.72%    4.33%    4.95%    5.57%    6.19%    6.81%     7.43%     8.05%     8.67%

FROM
$9,241 TO
$11,550            15.00%    6.00%    20.10%    3.75%    4.38%    5.01%    5.63%    6.26%    6.88%     7.51%     8.14%     8.76%

FROM
$11,551 TO
$42,350            15.00%    7.00%    20.95%    3.80%    4.43%    5.06%    5.69%    6.33%    6.96%     7.59%     8.22%     8.86%

FROM
$42,351 TO
$102,300           28.00%    7.00%    33.04%    4.48%    5.23%    5.97%    6.72%    7.47%    8.21%     8.96%     9.71%    10.45%

FROM
$102,301 TO
$155,950           31.00%    7.00%    35.83%    4.68%    5.45%    6.23%    7.01%    7.79%    8.57%     9.35%    10.13%    10.91%

FROM
$155,951 TO
$278,450           36.00%    7.00%    40.48%    5.04%    5.88%    6.72%    7.50%    8.40%    9.24%    10.08%    10.92%    11.76%

OVER
$278,450           39.60%    7.00%    43.83%    5.34%    6.23%    7.12%    8.01%    8.90%    9.79%    10.68%    11.57%    12.46%


         The "combined Federal and N.C. or S.C. Marginal Tax Rate" represents the combined federal and North Carolina and South Carolina tax rates, respectively, available to taxpayers who itemize deductions adjusted to account for the federal deduction of state taxes paid.


         Such data are for illustrative purposes only and are not intended to indicate past or future performance results of the North Carolina and South Carolina Funds. Actual performance of the Funds may be more or less than that noted in the hypothetical illustrations.


                             ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES


         The Group was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." The Group's Agreement and Declaration of Trust has been amended two times: (1) on June 25, 1992 to change the Group's name, and (2) on August 18, 1992, to provide for the issuance of multiple classes of shares. A copy of the Group's Amended and Restated Agreement and Declaration of Trust, (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. The Group presently has fourteen series of Shares offered to the public which represent interests in the U.S. Treasury Fund, Prime Money Market Fund, Growth and Income Fund, North Carolina Fund, South Carolina Fund, Short-Intermediate Fund, Intermediate Bond Fund, Balanced Fund, Large Company Growth Fund, Small Company Growth Fund, International Equity Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, and Capital Manager Growth Fund, respectively. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Group into one or more additional series.


         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Group's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         As described in the text of the Prospectuses following the caption "GENERAL INFORMATION -- Description of the Group and its Shares," shares of the Group are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only Shareholders of such series or class shall be entitled to vote thereon, and
(iii) only the holders of Class A and Class B Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Group and filed with the Group's custodian or by vote of the holders of two-thirds of the outstanding shares of the Group at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Group's Declaration of Trust disclaims Shareholder liability for acts or obligations of the Group and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

         The Agreement and Declaration of Trust states further that no Trustee, officer or agent of the Group shall be personally liable in connection with the administration or preservation of the assets of the Group or the conduct of the Group's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or the Group shall look solely to the assets of the Group for payment.

MISCELLANEOUS

         The Group may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within the Group, or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of the Group for the most recent fiscal year or half-year and to provide the views of the Investment Adviser and/or Group officers regarding expected trends and strategies.

         The organizational expenses of each Fund of the Group are amortized over a period of two years from the commencement of the public offering of Shares of the Fund. In the event any of the initial Shares of the Group are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of the Group subsequent to the date of the Prospectus and this Statement of Additional Information bear such expenses only as they are amortized against a Fund's investment income.

         The Group is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Group.


         As of October 29, 1998, the following persons owned of record or beneficially 5% or more of the Class A, Class B, or Trust Shares of the listed
Funds:


                U.S. Treasury Money Market Fund - Class A Shares
                ------------------------------------------------

                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------



National Financial Services Corp.             31,195,208.820                       73.91%
For the Exclusive Benefit of
Our Customers
P.O. Box 3752 Church Street Station
New York, NY  10008-3752


                U.S. Treasury Money Market Fund - Class B Shares
                ------------------------------------------------

                                                                                    Percent Owned
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------

Burleigh J. Withers                           128,016.500                          7.66%       7.66%

IRA
424 Sinclair Street
Gastonia, NC  28054-7410


Burleigh J. Withers                           128,015.490                  7.66%           7.66%
IRA
424 Sinclair Street
Gastonia, NC  28054-7410

Bisys Fund Services                          328,798.870                  19.68%
FBO BB&T Sweep Customers
Attn:  Jeff Haller
3435 Stelzer Road
Columbus, Oh  43219


         SHORT-Intermediate U.S. Government INCOME Fund - Class A Shares
         ---------------------------------------------------------------

                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------

Henry Fibers, Inc.                            80,035.909                          18.24%          18.24%
Attn:  George F. Henry, Jr.
  President
P.O. Box 1675
Gastonia, NC  28053


             Intermediate U.S. Government Bond Fund - Class A Shares
             -------------------------------------------------------

                                                                                    Percent Owned
                                                                                    -------------
Name and Address                            Total Shares                          Record       Beneficially
----------------                            ------------                          ------       ------------

Federated Bank Trust Agent                     63,968.874                          15.01%
Agnt For BB&T Trustee
FBO World Acceptance Corp.
Attn:  Trust OPS
P.O. Box 418
Pittsburgh, PA  15230-0418


Hardin Wholesale Florist, Inc.
Employee Stock Ownership Plan

P.O. Box 1129
Liberty, NC  27298

             Intermediate U.S. Government Bond Fund - Class B Shares
             -------------------------------------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------

George H. Evans                                       7,731.951                    5.94%         5.94%
P.O. Box 20264
Greensboro, NC  27420



                  Growth and Income Stock Fund - Class A Shares
                  ---------------------------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------


Federated Bank Trust Agent                           108,149.838                   5.07%
Agnt for BB&T Trustee
FBO World Acceptance Corp.
Attn:  Trust Ops.
P.O. Box 418
Pittsburgh, PA  15230-0418


           North Carolina Intermediate Tax-Free Fund - Class A Shares
           ----------------------------------------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------

Helen H. Hendricks                                     70,196.510                  5.99%         5.99%
277 Beechwood Dr.
Mocksville, NC  27028

Rl Honbarrier Co.                                     197,320.526                  16.83%       16.83%
1507 Crestlin Road
High Point, Nc  27260


                         Balanced Fund - Class A Shares
                         ------------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------


NFSC FEBO BBN-021954                                 143,737.773                   9.16%         9.16%
Howell S. Childcare Center Inc.
P.O. Box 607
Attn:  Business Mgr
La Grange, NC  28551




                          Balanced Fund - Trust Shares
                          ----------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------


Sue B. Wigington                                     1,468.005                      5.03%        5.03%
104 Wigington St.
Clemson, Sc  29631

BB&T Capital Manager                                426,518.463                     5.40%        5.40%
Conservative Growth Fund
434 Fayetteville Street Mall
5th Floor
Raleigh, NC  27601


                   International Equity Fund - Class A Shares
                   ------------------------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------


NFSC FEBO BBL-987948
Jerald T. Howell
BB&T Loan Collateral Account                         8,815.933                                   6.72%
628 Walnut Creek Drive
Goldsboro, NC  27530

Poindexter Lumber Company                            8,815.933                      6.70%
P.O. Box 769

Clemmons, NC  27012-0769




                   Large Company Growth Fund - Class A Shares
                   ------------------------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------


Dale G. Scott                                          13,455.617                  6.47%        6.47%
And Phyllis D. Scott
Jtwros
85 Holloway Dr.
Bessett, Va  24055-3776


                    Large Company Growth Fund - Trust Shares
                    ----------------------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------


BB&T Capital Manager                                   369,379.996                 6.63%        6.63%
Growth Fund
434 Fayetteville Street Mall
5th Floor
Raleigh, NC  27601

                   SMALL Company Growth Fund - Class A Shares


                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------

Sanwa Bank California                                59,904.249                   10.25%
Cust. Wilshire Associates
  Incorporated
444 Market Street, Fl. 23
San Francisco, Ca  94111


                    Prime Money Market Fund - Class A Shares
                    ----------------------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------


French Family Properties                              281,685.130                   8.54%         8.54%
4310 Ludgate Street
Lumberton, NC  28358

Dorothy M. Doumar                                     234,642.490                   7.11%         7.11%
7337 Barberry Lane
Norfolk, VA  23505

John P. Parker                                        197,352.720                   5.98%         5.98%
1220 Graydon Ave.
Norfolk, VA  23507

Lester D. Wright, Jr.                                 363,788.710                  11.03%        11.03%
And Kathy E. Wright
Jtwros
31 Clayton St.
Asheville, NC  28801-2423




                    Prime Money Market Fund - Class B Shares
                    ----------------------------------------
                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------

Bisys Fund Services                                   543,921.910                  98.79%
Fbo Bb&t Sweep Customers
Attn:  Jeff Haller
3435 Stelzer Rd.
Columbus, OH  43219


              South Carolina Intermediate Tax-Free - Class A Shares
              -----------------------------------------------------
                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------


Sheldonia B. Whitby                                     4,821.601                 16.52%        16.52%
120 S. Bendenbaugh
LEESVILLE, SC  29070






J.C. Hipp                                               2,525.001                   8.65%      8.65%
Trst Carolina Furniture Co. Inc.

4229 Walnut St.
Loris, SC  29569


Cheryl K. Boone                                        5,917.349                   20.28%     20.28%
Cust. Wilt C. Boone

UGMA SC
1901 Martin Rd.
Chapin, SC  29036


Cheryl K. Boone                                        5,415.879                   18.56%     18.56%
Cust. George D. Boone

UGMA SC
1901 Martin Rd.
Chapin, SC  29036


Sue B. Wigington                                       1,468.005                    5.03%      5.03%
104 Wigington St.
Clemson, SC  29631

Leon J. Wise                                           5,041.724                   17.28%     17.28%


2010 Morningside Dr.
West Columbia, SC  29169


Mary Ann S. Herth                                      1,962.704                    6.72%      6.72%
1726 Roslyn Dr.
Columbia, SC  29206-000



            Capital Manager Conservative Growth Fund - Class A Shares
            ---------------------------------------------------------

                                                                                    PERCENT OWNED
NAME AND ADDRESS                            TOTAL SHARES                          RECORD       BENEFICIALLY
Nfsc Febo Bbv-031968                                 2,383.222                     20.10%         20.10%
Horace J. Traylor
Tod Betty Lou Blankenship
Tod Thomas H. Traylor
500 Pacific Ave., Apt. 403
Virginia Beach, VA  23451


Branch Banking & Trust Co., Cust.                             2,641.751                        22.28%
Carol C. Watts
Ira
401 Mcauthor St.
Tabor City, NC  28463


              Capital Manager Moderate Growth Fund - Class A Shares
              -----------------------------------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------

Branch Banking & Trust Co., Cust.                     6,921.233                   5.26%
David A. Jarvis, Sr.
IRA
P.O. BOX 2292
WALTERBORO, SC  29488

Branch Banking & Trust Co., Cust.                    17,339.084                  13.09%
Leslie L. Keeter
IRA
1704 Hodges Ferry Rd.
Portsmouth, VA  23701


                  Capital Manager Growth Fund - Class A Shares
                  --------------------------------------------

                                                                                      Percent Owed
                                                                                      ------------
Name and Address                                     Total Shares                 Record     Beneficially
----------------                                     ------------                 ------     ------------

George Robbie Hood                                   3,299.676                     8.45%        8.45%
And William Gregory Hood
Jtwros
P.o. Box 11824
Charlotte, NC  28220

William Gregory Hood                                 3,299.676                     8.45%        8.45%
And George Robbit Hood
Jtwros
4906 Cedar Forest Dr.
Charlotte, NC  28266

Elham B. Makam                              9,400.636                 24.07%      24.07%
And Adly A. Girgis
Jtwros
110 Sedgefield Dr.
Clemson, SC  29631

Greg Hope                                   4,060.634                 10.40%      10.40%
117 Fruit Ridge Rd.
Whiteville, NC  28472

Branch Banking & Trust Co., Cust.           2,069.736                              5.30%
Greg Hope
Ira
117 Fruit Ridge Rd.
Whiteville, NC  28472

Branch Banking & Trust Co., Cust.           6,997.190                             17.91%
Susan M. Bowman
Ira
301 Compton Rd.
Raleigh, NC  27609

         As of October 29, 1998, BB&T owned of record substantially all of the outstanding Trust Shares of each of the Funds, and held voting or investment power with respect to over 95% of the Trust Shares of each Fund. As a result, BB&T may be deemed to be a "controlling person" of the Trust Shares of each of the Funds under the 1940 Act.


         The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

         The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

FINANCIAL STATEMENTS




Audited Financial Statements as of September 30, 1998 are incorporated by reference to the Annual Report to Shareholders, dated as of September 30, 1998, which has been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds' latest Semi-Annual Report may be obtained without charge by contacting the Distributor at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning toll-free at (800) 228-1872.

                                    APPENDIX


         The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch IBCA, and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.


LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)


Description of the FIVE highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):


         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.


         Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):


         AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


Description of the three highest long-term debt ratings by Duff:

         AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA+      High credit quality.  Protection factors are strong.
         AA       Risk is modest but may vary slightly from time to
         AA-      time because of economic conditions.
         A+       Protection factors are average but adequate. However,
         A        risk factors are more variable and greater in periods
         A-       of economic stress.

Description of the three highest long-term debt ratings by Fitch IBCA (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Obligations which have the highest rating assigned by Fitch IBCA. Capacity for timely repayment principal and interest is extremely strong relative to other obligors in the same country.

         AA Obligations for which capacity for timely repayment of principal and interest is very strong relative to other obligors in the same country. The risk attached to these obligations differs only slightly from the country's highest rated debt.

         A Obligations for which capacity for timely repayment of principal and interest is strong relative to other obligors in the same country. However, adverse changes in business, economic or financial conditions are more likely to affect the capacity for timely repayment than for obligations in higher rated categories.


SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:


         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


                           - Leading market positions in well-established industries.

                           -   High rates of return on funds employed.


                           - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                                - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                                - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P's description of its three highest short-term debt ratings:


         A-1 A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated a-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

 FITCH IBCA's description of its three highest short-term debt ratings:

         FL Obligations assigned this rating have the highest capacity for timely repayment under Fitch IBCA's national rating scale for that country, relative to other obligations in the same country. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

         F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'Al' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

         F3 Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.


SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG-1/VMIG-1             This designation denotes best quality. There is present
                         strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2             This designation denotes high quality. Margins of
                         protection are ample although not so large as in the preceding group.


Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.


         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.


         TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

------------------ COMPARISON OF FOOTERS ------------------

-FOOTER 1-
-1-

-FOOTER 2-

 7054378.02/SAI14


-FOOTER 3-
-1-

-FOOTER 4-

 7054378.02/SAI PEA 14

                             Registration Statement
                                       of
                             BB&T MUTUAL FUNDS GROUP
                                       on
                                    Form N-1A



PART C.  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)     Financial Statements.

                      Included in Part A:

                      -         Financial Highlights

                      Included in Part B:


                      The following financial statement has been incorporated into the Statement of Additional Information by reference to BB&T Mutual Funds Annual Report to Shareholders, dated September 30, 1998:

                           - Independent Auditors' Report, dated November 13, 1998.

                           - Statements of Assets and Liabilities as of September 30, 1998.

                           - Statements of Operations for the year, or period, ended September 30, 1998.

                           - Statements of Changes in Net Assets for the years or period ended September 30, 1998 and September 30, 1997.

                           - Schedules of Portfolio Investments as of September 30, 1998.

                           - Notes to Financial Statements for the year ended September 30, 1998.


                           - Financial Highlights for the years or periods ended September 30, 1998, September 30, 1997, September 30, 1996, September 30,

                                1995, September 30, 1994 and the periods ended September 30, 1993.

     (b)     Exhibits:

                       (1) Amended and Restated Agreement and Declaration of Trust dated August 18, 1992 is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24,
                                1993).

                       (2) Bylaws, Amended and Restated November 8, 1996 are incorporated by reference to Exhibit (2) to Post Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

                       (3)      None.

                       (4)      (a)    Article III, Article V, Article VIII,
                                       Section 4, and Article IX, Sections 1,
                                       4, 5, and 7 of the Amended and Restated
                                       Declaration of Trust dated August 18,
                                       1992, is incorporated by reference to
                                       Exhibit 1(c) to Post-Effective Amendment
                                       No. 1 to the Registration Statement on
                                       Form N-1A (filed March 24, 1993).

                                (b) Article 9, Article 10, Section 6, Article 11 of the By-laws responsive to this item is incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (filed July 2, 1997).

                       (5) (a) Investment Advisory Agreement between the Registrant and Branch Banking and Trust Company is incorporated by reference to Exhibit 5(a) to
                                       Post-Effective Amendment No. 1 to the
                                       Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).


                                (b)    Revised Schedule A to the Investment
                                       Advisory Agreement between the Registrant and Branch Banking and Trust Company is filed herewith.

                                (c) Sub-Advisory Agreement between Branch Banking and Trust Company and
                                        CastleInternational Asset Management
                                        Limited
                                       is incorporated by reference to Exhibit
                                       5(f) to Post-Effective Amendment No. 11
                                       to the Registration Statement of the
                                       Registrant on Form N-1A (filed February
                                       14, 1997).


                                (d)    Sub-Advisory Agreement between Branch
                                       Banking and Trust Company and PNC Equity
                                       Advisors Company is incorporated by
                                       reference to Exhibit 5(g) to
                                       Post-Effective Amendment No. 11 to the
                                       Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

                                (e)    Sub-Advisory Agreement between Branch
                                       Banking and Trust Company and PNC
                                       Institutional Management Corporation is
                                       incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 12 to the Registration Statement on Form

                                       N-1A (filed July 2, 1997).

                       (6) (a) Distribution Agreement between the Registrant and BISYS Fund Services LP as re-executed February 7, 1997 is incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).


                                (b) Revised Schedules A-D to the Distribution Agreement between the Registrant and BISYS Fund Services LP are incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-1A (filed November 26, 1997).


                       (7)             None.

                       (8)      (a)    Custody Agreement between the Registrant
                                       and Star Bank, N.A. is incorporated by
                                       reference to Exhibit 8(a)to Post-
                                       Effective Amendment No. 11 to the
                                       Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).


                                (b)    Amended Appendix B to the Custody
                                       Agreement between the Registrant and Star
                                       Bank, N.A. is filed herewith.

                                (c) Custody Agreement between the Registrant and Bank of New York is incorporated by reference to Exhibit 8(c) to Post-

                                       Effective Amendment No. 11 to the
                                       Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

                                (d) Form of Foreign Custody Manager Agreement between the Registrant and Bank of New York is incorporated by reference to
                                       Exhibit 8(d) to Post-Effective Amendment
                                       No. 13 to the Registration Statement of
                                       the Registrant on Form N-1A (filed

                                       November 26, 1997).

                       (9) (a) Management and Administration Agreement between the Registrant and BISYS Fund Services LP (formerly The Winsbury Company Limited Partnership) is incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).

                                (b)    Transfer Agency Agreement between the
                                       Registrant and BISYS Fund Services Ohio,
                                       Inc. (formerly The Winsbury Service
                                       Corporation) is incorporated by reference to Exhibit 9(b) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24,
                                       1993).

                                (c)    Fund Accounting Agreement between the
                                       Registrant and BISYS Fund Services Ohio,
                                       Inc. (formerly The Winsbury Service
                                       Corporation) is incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24,
                                       1993).

                                (d) License Agreement between the Registrant and Branch Banking and Trust Company is incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed
                                       March 24, 1993).


                                (e) Revised Schedule A to the Management and Administration Agreement between the Registrant and BISYS Fund Services Limited Partnership (formerly The Winsbury Company Limited Partnership) is incorporated by reference to

                                       Exhibit 9(e) to Post-Effective Amendment
                                       No. 13 to the Registration Statement of
                                       the Registration on Form N-1A (filed
                                       November 26, 1997).

                                (f) Amended Schedule A to the Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (formerly The Winsbury Service Corporation) is incorporated by reference to Exhibit 9(f) to Post-Effective Amendment No. 13 to the Registration Statement of the
                                       Registration on Form N-1A (filed November
                                       26, 1997).

                                (g) Revised Schedule A to the Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (formerly The Winsbury Service Corporation) is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 13 to the Registration Statement of the
                                       Registration on Form N-1A (filed November
                                       26, 1997).


                      (10)             Opinion of Ropes & Gray is filed
                                       herewith.

                      (11)      (a)    Consent of KPMG Peat Marwick LLP is
                                       filed herewith.

                                (b)    Consent of Ropes & Gray is filed
                                       herewith.

                      (12)             None.

                      (13) Purchase Agreement dated September 3, 1992 between Registrant and Winsbury Associates is incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 2 to the Registration Statement of the Registrant Form N-1A (filed September 23, 1992).

                      (14)             None.


                      (15)      (a)    Amended and Restated Distribution and
                                       Shareholder Services Plan as Re-Executed
                                       February 7, 1997 between the
                                       Registrant and BISYS Fund Services
                                       Limited Partnership is incorporated by
                                       reference to Exhibit 15(a) to
                                       Post-Effective Amendment No. 11 to the
                                       Registrant's Registration Statement on
                                       Form N-1A (filed February 14, 1997).

                                (b)    Revised Schedule A to the Amended and
                                       Restated Distribution and Shareholder
                                       Services Plan as re-executed February 7,
                                       1997 between the Registrant and BISYS
                                       Fund Services Limited Partnership is
                                       incorporated by reference to Exhibit
                                       15(a) to Post-Effective Amendment No. 13 to the Registration Statement of the Registrant on Form N-1A (filed November 26, 1997).

                                (c)    Servicing Agreement with respect to
                                       Shareholder Services between Branch
                                       Banking and Trust Company and BISYS Fund
                                       Services Limited Partnership (formerly
                                       The Winsbury Company Limited Partnership) is incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24,
                                       1993).


                               (d)     Revised Schedule A to the Servicing
                                       Agreement with Branch Banking and Trust
                                       Company and BISYS Fund Services Limited
                                       Partnership (formerly The Winsbury
                                       Company Limited Partnership) is filed
                                       herewith.

                      (16)      (a)    Performance Calculation Schedules
                                       relating to period ended September 30,
                                       1993 for the U.S. Treasury Fund, Short-
                                       Intermediate U.S. Government Income
                                       Fund, Intermediate U.S. Government Bond
                                       Fund, North Carolina Intermediate
                                       Tax-Free Fund, Growth & Income Stock
                                       Fund and Balanced Fund are incorporated
                                       by reference to Exhibit 16 to
                                       Post-Effective Amendment No. 2 to the
                                       Registration Statement of the Registrant on Form N-1A (filed November 24, 1993).



                                (b)    Performance Calculation Schedules
                                       relating to period ended March 31, 1995
                                       for the Small Company Growth Fund are
                                       incorporated by reference to Exhibit
                                       (16)(b) to Post-Effective Amendment No. 6
                                       to the Registration Statement of the
                                       Registrant on Form N-1A (filed June 1,
                                       1995)

                                (c)    Performance Calculation Schedules
                                       relating to the period ended March 31,
                                       1997 for the International Equity Fund
                                       are incorporated by reference to Exhibit
                                       16(c) to Post-Effective

                             Amendment No. 12 to the Registration
                             Statement on Form N-1A (filed July 2,
                             1997).


                      (d) Omitted per instructions of Letter from Barry D. Miller, Associate Director, United States Securities and Exchange Commission, to Craig S. Tyle, General Counsel, Investment Company Institute (October 2, 1998)


            (17)             Financial Data Schedules

                              (a)       U.S. Treasury Money Market Fund (Class
                                        A)
                              (b)       U.S. Treasury Money Market Fund (Trust
                                        Class)
                              (c)       U.S. Treasury Money Market Fund (Class
                                        B)
                              (d)       Short Intermediate U.S. Government
                                        Income Fund (Class A)
                              (e)       Short Intermediate U.S. Government
                                        Income Fund (Trust Class)
                              (f)       Intermediate U.S. Government Bond Fund
                                        (Class A)
                              (g) Intermediate U.S. Government Bond Fund (Trust Class)
                              (h)       Intermediate U.S. Government Bond Fund
                                        (Class B)
                              (i)       N.C. Intermediate Tax Free Fund (Class
                                        A)
                              (j)       N.C. Intermediate Tax Free Fund (Trust
                                        Class)
                              (k)       Growth & Income Stock Fund (Class A)
                              (l)       Growth & Income Stock Fund (Trust Class)
                              (m)       Growth & Income Stock Fund (Class B)
                              (n)       Balanced Fund (Class A)
                              (o)       Balanced Fund (Trust Class)
                              (p)       Balanced Fund (Class B)
                              (q)       Small Company Growth Fund (Class A)
                              (r)       Small Company Growth Fund (Trust Class)
                              (s)       Small Company Growth Fund (Class B)
                              (t)       International Equity Fund (Class A)
                              (u)       International Equity Fund (Trust Class)
                              (v)       International Equity Fund (Class B)

                              (w)       Prime Money Market Fund (Class A)
                              (x)       Prime Money Market Fund (Trust Class)
                              (y)       Prime Money Market Fund (Class B)
                              (z)       S.C. Intermediate Tax-Free Fund (Class
                                        A)
                              (aa)      S.C. Intermediate Tax-Free Fund (Trust
                                        Class)

                              (bb)      Large Company Growth Fund (Class A)
                              (cc)      Large Company Growth Fund (Trust Class)
                              (dd)      Large Company Growth Fund (Class B)
                              (ee) Capital Manager Conservative Growth Fund (Class A)
                              (ff) Capital Manager Conservative Growth Fund (Trust Class)
                              (gg)      Capital Manager Moderate Growth Fund
                                        (Class A)
                              (hh) Capital Manager Moderate Growth Fund (Trust Class)
                              (ii)      Capital Manager Growth Fund (Class A)
                              (jj)      Capital Manager Growth Fund (Trust
                                        Class)


                      (18) Multiple Class Plan for BB&T Mutual Funds Group adopted by the Board of Trustees on September 21, 1995 is incorporated by reference to Exhibit 18 to Post-Effective Amendment No. 7 to the Registration Statement of the Registrant on Form N-1A (filed October 18, 1995).

Item 25.              PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                      REGISTRANT

                      None.

Item 26.              NUMBER OF HOLDERS OF SECURITIES



Omitted per instructions of Letter from Barry D. Miller, Associate Director, United States Securities and Exchange Commission, to Craig S. Tyle, General Counsel, Investment Company Institute (October 2, 1998)

Item 27.              INDEMNIFICATION

                      Article VIII, Sections 1 and 2 of the Registrant's Declaration of Trust provides as follows:

                      "TRUSTEES, OFFICERS, ETC.

                      Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or
                      (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

                      COMPROMISE PAYMENT

                      Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."

                      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      Indemnification for the Group's principal underwriter is provided for in the Distribution Agreement incorporated herein by reference as Exhibit 6(a).

                      In addition, the Trust maintains a directors and officer liability insurance policy with a maximum coverage of $3,000,000.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND INVESTMENT SUB-ADVISERS.


                      BB&T is the investment adviser to each fund. BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank and savings and loan holding company. As of December 31, 1997, BB&T Corporation had assets of approximately $29.2 billion. Through its subsidiaries, BB&T Corporation operates over 540 banking offices in Maryland, North Carolina, South Carolina , Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

                      In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 16 years and currently manages assets of more than $3.37 billion.


                      Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of BB&T) in which each director or senior officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

Name and Position with Branch                     Other business, profession,
Banking and Trust Company                         vocation, or employment
-------------------------                         -----------------------

John A. Allison IV
Chairman of the Board and
  Chief Executive Officer


Paul B. Barringer                                President and Chief Executive Officer
Director                                         Coastal Lumber Company
                                                 Weldon, N.C.


W.R. Cuthbertson, Jr.
Director

Ronald E. Deal                                   Investor, Chairman Wesley Hall
Director                                         Hickory, N.C.


Albert J. Dooley, Sr.                            Dooley, Dooley, Spence & Parker
Director                                         Lexington, S.C.



Joseph L. Dudley, Sr.                            Owner
Director                                         Dudley Products
                                                 Kernersville, S.C.



Tom D. Efird                                     President
Director                                         Standard Distributors, Inc.
                                                 Gastonia, N.C.


O. William Fenn, Jr.                             NC Department of Commerce
Director                                         Furniture Export Office
                                                 High Point, N.C.



Paul S. Goldsmith                                BB&T Insurance Services, Inc.
Director                                         Greenville, S.C.


Dr. Lloyd Vincent Hackley                        President
Director                                         NC System of Community Colleges
                                                 Raleigh, N.C.



Ernest F. Hardee                                 Ernest Francis Realty Corp.,
Director                                         Hardee Realty Corporation
                                                 Portsmouth, V.A.


James A. Hardison
Director
Dr. Richard Janeway                     Executive Vice President for Health Affairs
Director                                Bowman Gray School of Medicine
                                        Winston-Salem, N.C.


J. Ernest Lathem, M.D.                  Urology Specialist, Prostate Diagnostics
Director                                Greenville, S.C.


James H. Maynard                        Chairman & CEO
Director                                Investors Management Corporation
                                        Raleigh, N.C.


Joseph A. McAleer, Jr.                  Chief Executive Officer and Director
Director                                Krispy Kreme Doughnut Corp.
                                        Winston-Salem, N.C.


Albert O. McCauley                      Secretary and Treasurer
Director                                Quick Stop Food Marts, Inc., McCauley
                                        Moving & Storage of Fayetteville, Inc.
                                        Fayetteville, N.C.


James Dickson McLean, Jr.               Attorney at Law, President
Director                                McLean, Stacy, Henry & McLean, P.A.
                                        Lumberton, N.C.


Charles E. Nichols                      Attorney at Law, North Carolina Trust Center
Director                                Greensboro, N.C.


L. Glenn Orr, Jr.                       Orr Management Company
Director                                Winston-Salem, N.C.


A. Winniett Peters                      Standard Commercial Tobacco Company
Director                                Wilson, N.C.


Richard L. Player, Jr.                  President
Director                                Player, Inc.
                                        Fayetteville, N.C.


C. Edward Pleasants, Jr.                    President, CEO & Director
Director                                    Pleasants Hardware Company
                                            Winston-Salem, N.C.


Nido R. Qubein                              Chief Executive Officer
Director                                    Creative Services, Inc.
                                            High Point, N.C.


A. Tab Williams, Jr.                        Chairman & CEO
Director                                    A.T. Williams Oil Company
                                            Winston-Salem, N.C.





         BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company) is an indirect majority-owned subsidiary of PNC Bank Corp. BFMI serves as the investment sub-adviser to the Small Company Growth Fund. The list required by this Item 28 of officers and directors of BFMI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BFMI pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

         BlackRock International, Ltd. ("BlackRock International") (formerly CastleInternational Asset Management Limited) is an indirect majority-owned subsidiary of PNC Bank Corp. BlackRock International serves as the investment sub-adviser to the International Equity Fund. The list required by this Item 28 of officers and directors of BlackRock International, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock International pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

         BlackRock Institutional Management Corporation ("BIMC") (formerly PNC Institutional Management Corporation) is an indirect majority-owned subsidiary of PNC Bank Corp. BIMC serves as the investment sub-adviser to the Prime Money Market Fund. The list required by this Item 28 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13304).

Item 29.      PRINCIPAL UNDERWRITER.


             (a) BISYS Fund Services (formerly known as The Winsbury Company) acts as distributor and administrator for the Registrant. BISYS Fund Services also distributes the securities of Alpine Equity Trust, The ARCH Fund, Inc., American Performance Funds, AmSouth Mutual Funds, The Coventry Group, ESC Strategic Funds, Inc., The Eureka Funds, Fountain Square Funds, Hirtle Callaghan Trust, HSBC Family of Funds, INTRUST Funds Trust, The Infinity Mutual Funds, Inc., The Kent Funds, Magna Funds, Meyers Investment Trust, MMA Praxis Mutual Funds, M.S.D.&T. Funds, Pacific Capital Funds, Parkstone Group of Funds, The Parkstone Advantage Fund, Pegasus Funds, The Republic Advisors Funds Trust, Puget Sound Alternative Investment Series Trust, The Republic Funds Trust, The Riverfront Funds, Inc., SBSF Funds, Inc. d/b/a Key Mutual Funds, Sefton Funds, The Sessions Group, Summit Investment Trust, Variable Insurance Funds, The Victory Portfolios, The Victory Variable Funds, and Vintage Mutual Funds, Inc., each of which is a management investment company. The parent of BISYS Fund Services, Inc. (the sole general partner of BISYS Fund Services) is The BISYS Group, Inc.


             (b) Partners of BISYS Fund Services as of the date of this Part C are as follows:


                                                   Positions and                      Positions and
Name and Principal                                 Offices with The                   Offices with
Business Addresses                                 Winsbury Company                   The Registrant
------------------                                 ----------------                   --------------
The BISYS Group, Inc.                              Sole Shareholder                    None
150 Clove Road
Little Falls, NJ 07424

BISYS Fund Services, Inc.                          Sole General                        None
3435 Stelzer Road                                    Partner
Columbus, OH  43219

WC Subsidiary Corporation                          Limited Partner                     None
150 Clove Road
Little Falls, NJ 07424

Item 30.              Location of Accounts and Records

                      Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

                      (1)     The BB&T Mutual Funds Group
                              3435 Stelzer Road
                              Columbus, Ohio  43219
                              Attention:  Secretary
                              (Registrant)

                      (2)     Branch Banking and Trust Company
                              434 Fayetteville Street Mall
                              Raleigh, North Carolina  27601
                              Attention:  Trust Investments
                              (Investment Adviser)


                      (3)     BlackRock Financial Management, Inc.
                              1600 Market Street, 27th Floor
                              Philadelphia, PA   19103
                              (Investment Sub-Adviser to the Small Company
                              Growth Fund)



                      (4)     BlackRock International, Ltd.
                              (Investment Sub-Adviser to the International
                              Equity Fund)
                              7 Castle Street
                              Edinburgh, Scotland EH23AH



                      (5) BlackRock Institutional Management Corporation (Investment Sub-Adviser to the Prime Money Market
                              Fund)
                              400 Bellevue  Parkway, 4th Floor
                              Wilmington, DE  19809


                      (6)     BISYS Fund Services
                              3435 Stelzer Road
                              Columbus, Ohio  43219
                              (Manager, Administrator and Distributor)

                      (7)     Star Bank N.A.
                              425 Walnut Street
                              Cincinnati, Ohio  45201
                              (Custodian)

                      (8)     BISYS Fund Services Ohio, Inc.
                              3435 Stelzer Road
                              Columbus, Ohio  43219
                              (Transfer and Shareholder Servicing Agent,
                              Provider of Fund Accounting Services)

                      (9)     Bank of New York
                              90 Washington Street, 22nd Floor
                              New York, NY  10286
                              (Custodian to the International Equity Fund)

                      (10)    Ropes & Gray
                              One Franklin Square, 1301 K Street, N.W.,
                              Suite 800 East
                              Washington, D.C.  20005
                              (Declaration of Trust, Bylaws, Minutes Book)

Item 31.              MANAGEMENT SERVICES

                      None.

Item 32.              UNDERTAKINGS

                      The Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                      The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                     NOTICE

         A copy of the Agreement and Declaration of Trust, as amended, of The BB&T Mutual Funds Group is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by officers of the registrant as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the 1933 Act and has duly caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on this 25th day of November, 1998.


                                           THE BB&T MUTUAL FUNDS
                                           GROUP
                                           Registrant
                                           /s/ Walter B. Grimm
                                           --------------------------
                                           Walter B. Grimm
                                           Chairman


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 has been signed below by the following persons in the capacities and on the dates indicated.


             Signature               Title                  Date


/s/ Walter B. Grimm                  Chairman               November   25, 1998
-------------------

*Walter B. Grimm


/s/ William E. Graham                Trustee                November   25, 1998
---------------------

*William E. Graham


/s/ Thomas W. Lambeth                Trustee                November   25, 1998
---------------------

*Thomas W. Lambeth


/s/ George Landreth                  Treasurer              November   25, 1998
-------------------

*George Landreth


/s/ W. Ray Long                      Trustee                November   25, 1998
---------------

*W. Ray Long


/s/ Robert W. Stewart                Trustee                November   25, 1998
---------------------

*Robert W. Stewart



*By:/s/ Martin E. Lybecker
     Martin E. Lybecker

    Attorney-in-Fact, pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY
                                -----------------

             Walter B. Grimm whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Maryellen M. Lundquist, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable the BB&T Mutual Funds Group (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



Dated:  6-18-97                                         /s/  Walter B. Grimm
                                                        ----------------------
                                                             Walter B. Grimm

                                POWER OF ATTORNEY
                                -----------------

         William E. Graham, Jr., whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee William E. Graham, Jr. and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  2-15-94

                                                    /s/ William E. Graham
                                                    --------------------------
                                                        William E. Graham

                                POWER OF ATTORNEY
                                -----------------

         Thomas Willis Lambeth, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Thomas Willis Lambeth and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  2-15-94


                                                      /s/ Thomas W. Lambeth
                                                      ---------------------
                                                      Thomas Willis Lambeth


7054371.RED PartC PEA# 14

                                POWER OF ATTORNEY
                                -----------------

         George R. Landreth, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee George R. Landreth and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  March 23, 1993

                                                      /s/ George R. Landreth
                                                      ----------------------
                                                      George R. Landreth
                                                      Treasurer

                                POWER OF ATTORNEY
                                -----------------

         W. Ray Long, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee W. Ray Long and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  2-15-94

                                                        /s/ W. Ray Long
                                                        ---------------
                                                        W. Ray Long

                                POWER OF ATTORNEY
                                -----------------

         Robert W. Stewart, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Linda Dallas Rich, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The BB&T Mutual Funds Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee Robert W. Stewart and/or officer of the Fund any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.


Dated:  2-15-94


                                                       /s/ Robert W. Stewart
                                                       ---------------------
                                                       Robert W. Stewart

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.          Description                                                                  Page
-----------          -----------                                                                  ----

(5)(b)              Revised Schedule A to the  Investment Advisory
                    Agreement



(8)(b)              Amended Appendix B to the Custody Agreement


(10)                Opinion of Ropes & Gray

(11)(a)             Consent of KPMG Peat Marwick LLP

(11)(b)             Consent of Ropes & Gray


(15)d)              Revised Schedule A to the  Servicing Agreement

(17)                 Financial Data Schedules:

                        (a)     U.S. Treasury Money Market (Class A)
                        (b)     U.S. Treasury Money Market (Trust Class)
                        (c)     U.S. Treasury Money Market (Class B)
                        (d)     Short Intermediate U.S. Government Income Fund
                                (Class A)
                        (e)     Short Intermediate U.S. Government Income Fund
                                (Trust Class)
                        (f)     Intermediate U.S. Government Bond Fund (Class A)
                        (g)     Intermediate U.S. Government Bond Fund
                                (Trust Class)
                        (h)     Intermediate U.S. Government Bond Fund (Class B)
                        (i)     N.C. Intermediate Tax Free Fund (Class A)
                        (j)     N.C. Intermediate Tax Free Fund (Trust Class)
                        (k)     Growth & Income Stock Fund (Class A)
                        (l)     Growth & Income Stock Fund (Trust Class)
                        (m)     Growth & Income Stock Fund (Class B)
                        (n)     Balanced Fund (Class A)
                        (o)     Balanced Fund (Trust Class)
                        (p)     Balanced Fund (Class B)


                        (q)     Small Company Growth Fund (Class A)
                        (r)     Small Company Growth Fund (Trust Class)
                        (s)     Small Company Growth Fund (Class B)
                        (t)     International Equity Fund (Class A)
                        (u)     International Equity Fund (Trust Class)
                        (v)     International Equity Fund (Class B)

                        (w)     Prime Money Market Fund (Class A)
                        (x)     Prime Money Market Fund (Trust Class)
                        (y)     Prime Money Market Fund (Class B)
                        (z)     S.C. Intermediate Tax-Free Fund (Class A)
                        (aa)    S.C. Intermediate Tax-Free Fund (Trust Class)
                        (bb)    Large Company Growth Fund (Class A)
                        (cc)    Large Company Growth Fund (Trust Class)
                        (dd)    Large Company Growth Fund (Class B)
                        (ee)    Capital Manager Conservative Growth Fund (Class
                                A)
                        (ff)    Capital Manager Conservative Growth Fund (Trust
                                Class)
                        (gg)    Capital Manager Moderate Growth Fund (Class A)
                        (hh)    Capital Manager Moderate Growth Fund (Trust
                                Class)
                        (ii)    Capital Manager Growth Fund (Class A)
                        (jj)    Capital Manager Growth Fund (Trust Class)
